UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2009

Item 1. Reports to Stockholders

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Communications Equipment

Consumer Discretionary

Electronics

Energy

Financial Services

Health Care

Industrials

Technology

Utilities

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Communications Equipment	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Discretionary	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Energy	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Industrials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Utilities	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-16.25%	3.19%	-4.03%
Class T (incl. 3.50% sales charge)	-14.47%	3.40%	-4.01%
Class B (incl. contingent deferred sales charge) B	-16.26%	3.26%	-3.97%
Class C (incl. contingent deferred sales charge) C	-12.73%	3.61%	-4.11%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Biotechnology

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -11.14%, -11.37%, -11.85% and -11.85%, respectively (excluding sales charges), trailing the -8.74% mark of the MSCI ® US Investable Market Biotechnology Index but beating the S&P 500®. Versus the MSCI index, weak stock picking in pharmaceuticals - including Ireland-based Elan, Biodel and XenoPort - hurt performance. Elan's stock was hampered early in the period by renewed concerns about product safety. While biotechnology holding Dendreon delivered an extremely strong gain and was one of our best absolute contributors, it detracted in relative terms, as I missed part of the stock's huge advance. Elan, Biodel and XenoPort were out-of-index positions. Underweighting outperforming index heavyweights Amgen - by far the fund's largest holding - and Genentech, which was acquired during the period, detracted as well. Conversely, the single most positive factor versus our industry benchmark was a small cash position, which helped stabilize the portfolio when share prices were declining. Stock picking in the fund's core biotechnology segment also added modestly to performance. The fund's out-of-index holding in Antigenics roughly doubled in price during the period, fueled by positive news on survival rates of kidney cancer patients treated with the company's Oncophage vaccine. Underweightings in Celgene, Genzyme and Gilead Sciences - all major index components that underperformed - further aided results. Our positioning in Biogen Idec was beneficial as well.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Institutional Class shares returned -11.00%, trailing the -8.74% mark of the MSCI® US Investable Market Biotechnology Index but beating the S&P 500®. Versus the MSCI index, weak stock picking in pharmaceuticals - including Ireland-based Elan, Biodel and XenoPort - hurt performance. Elan's stock was hampered early in the period by renewed concerns about product safety. While biotechnology holding Dendreon delivered an extremely strong gain and was one of our best absolute contributors, it detracted in relative terms, as I missed part of the stock's huge advance. Elan, Biodel and XenoPort were out-of-index positions. Underweighting outperforming index heavyweights Amgen - by far the fund's largest holding - and Genentech, which was acquired during the period, detracted as well. Conversely, the single most positive factor versus our industry benchmark was a small cash position, which helped stabilize the portfolio when share prices were declining. Stock picking in the fund's core biotechnology segment also added modestly to performance. The fund's out-of-index holding in Antigenics roughly doubled in price during the period, fueled by positive news on survival rates of kidney cancer patients treated with the company's Oncophage vaccine. Underweightings in Celgene, Genzyme and Gilead Sciences - all major index components that underperformed - further aided results. Our positioning in Biogen Idec was beneficial as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,123.00	$ 7.37
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,120.70	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.14%
Actual		$ 1,000.00	$ 1,117.40	$ 11.23
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 10.69
Class C	2.15%
Actual		$ 1,000.00	$ 1,117.40	$ 11.29
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.07%
Actual		$ 1,000.00	$ 1,123.00	$ 5.63
Hypothetical A		$ 1,000.00	$ 1,019.49	$ 5.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	21.5	18.3
Biogen Idec, Inc.	8.5	5.3
Alexion Pharmaceuticals, Inc.	6.8	4.6
Gilead Sciences, Inc.	5.5	9.3
United Therapeutics Corp.	5.0	2.1
Vertex Pharmaceuticals, Inc.	4.7	3.6
Celgene Corp.	4.5	5.0
Genzyme Corp.	3.7	4.9
Cephalon, Inc.	3.5	4.5
Acorda Therapeutics, Inc.	3.3	3.4
	67.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Biotechnology	92.5%
Pharmaceuticals	6.7%
Life Sciences Tools & Services	0.5%
Health Care Equipment & Supplies	0.3%
All Others*	0.0%

As of January 31, 2009
Biotechnology	88.6%
Pharmaceuticals	7.4%
Health Care Equipment & Supplies	0.8%
Life Sciences Tools & Services	0.6%
All Others*	2.6%

* Includes short-term investments and net other assets.

Biotechnology

Advisor Biotechnology Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
BIOTECHNOLOGY - 92.3%
Biotechnology - 92.3%
Acadia Pharmaceuticals, Inc. (a)	28,874	$ 117,517
Acorda Therapeutics, Inc. (a)	71,716	1,811,546
Affymax, Inc. (a)	7,300	139,503
Alexion Pharmaceuticals, Inc. (a)	85,088	3,748,126
Alkermes, Inc. (a)	24,461	252,438
Allos Therapeutics, Inc. (a)	21,930	176,975
Alnylam Pharmaceuticals, Inc. (a)	7,000	162,890
Amgen, Inc. (a)	189,873	11,830,988
Amylin Pharmaceuticals, Inc. (a)(d)	32,000	470,720
Anadys Pharmaceuticals, Inc. (a)	23,355	60,723
Antigenics, Inc. (a)(d)	68,000	148,920
Antigenics, Inc.:
warrants 1/9/10 (a)(e)	452,000	619,877
warrants 1/9/18 (a)(e)	452,000	984,826
Arena Pharmaceuticals, Inc. (a)	22,400	114,240
Biogen Idec, Inc. (a)	98,026	4,661,136
BioMarin Pharmaceutical, Inc. (a)	85,326	1,400,200
Celera Corp. (a)	17,200	103,200
Celgene Corp. (a)	43,315	2,467,222
Cephalon, Inc. (a)	32,394	1,899,908
Cepheid, Inc. (a)	6,800	71,876
Cubist Pharmaceuticals, Inc. (a)	4,892	97,204
Dendreon Corp. (a)	67,700	1,639,017
Enzon Pharmaceuticals, Inc. (a)(d)	5,400	43,902
Facet Biotech Corp. (a)	4,500	39,690
Genomic Health, Inc. (a)	2,100	35,406
Genzyme Corp. (a)	38,832	2,014,992
Gilead Sciences, Inc. (a)	62,062	3,036,694
GTx, Inc. (a)	2,670	28,088
Halozyme Therapeutics, Inc. (a)	12,910	91,145
Human Genome Sciences, Inc. (a)(d)	72,308	1,034,004
ImmunoGen, Inc. (a)	900	7,821
Incyte Corp. (a)	13,195	68,614
InterMune, Inc.	24,417	373,092
Isis Pharmaceuticals, Inc. (a)	37,900	692,812
Ligand Pharmaceuticals, Inc. Class B (a)	26,500	74,995
Martek Biosciences	2,900	67,454
Medivation, Inc. (a)	7,880	195,030
Micromet, Inc. (a)	4,700	30,221
Momenta Pharmaceuticals, Inc. (a)(d)	19,760	214,396
Myriad Genetics, Inc. (a)	15,224	417,442
Myriad Pharmaceuticals, Inc. (a)	302	1,471
OncoGenex Pharmaceuticals, Inc. (a)(d)	12,692	370,353
ONYX Pharmaceuticals, Inc. (a)	14,948	536,932
OREXIGEN Therapeutics, Inc. (a)(d)	13,588	111,150
OSI Pharmaceuticals, Inc. (a)	26,003	878,641
PDL BioPharma, Inc.	41,900	344,837
Poniard Pharmaceuticals, Inc. (a)(d)	7,700	55,517
Progenics Pharmaceuticals, Inc. (a)	4,500	25,560

	Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	13,649	$ 292,635
Rigel Pharmaceuticals, Inc. (a)	7,635	63,600
Sangamo Biosciences, Inc. (a)(d)	7,098	40,459
Savient Pharmaceuticals, Inc. (a)(d)	15,855	247,179
Targacept, Inc. (a)	500	5,365
Theratechnologies, Inc. (a)	1,900	3,968
Theravance, Inc. (a)(d)	21,385	322,914
United Therapeutics Corp. (a)	29,660	2,747,109
Vanda Pharmaceuticals, Inc. (a)	33,500	509,200
Vertex Pharmaceuticals, Inc. (a)	72,204	2,600,066
Zymogenetics, Inc. (a)(d)	10,295	57,652
		50,659,458
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.0%
Alsius Corp. (a)	14,200	852
Aradigm Corp. (a)	21,800	4,447
		5,299
Health Care Supplies - 0.3%
Quidel Corp. (a)	11,770	175,726
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		181,025
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
Clinical Data, Inc. (a)(d)	7,925	117,369
Exelixis, Inc. (a)	32,900	176,015
		293,384
PHARMACEUTICALS - 6.7%
Pharmaceuticals - 6.7%
Adolor Corp. (a)	45,299	80,632
Akorn, Inc. (a)	112,579	151,982
Alexza Pharmaceuticals, Inc. (a)(d)	6,581	17,374
Auxilium Pharmaceuticals, Inc. (a)(d)	47,658	1,474,062
Biodel, Inc. (a)	100,769	496,791
Cadence Pharmaceuticals, Inc. (a)(d)	13,600	164,560
Elan Corp. PLC sponsored ADR (a)	72,250	569,330
Inspire Pharmaceuticals, Inc. (a)	1,370	6,658
Jazz Pharmaceuticals, Inc. (a)(d)	8,735	51,362
Optimer Pharmaceuticals, Inc. (a)	12,437	175,237
ViroPharma, Inc. (a)	4,100	30,217
Vivus, Inc. (a)	12,468	92,388
Wyeth	5,800	269,990
XenoPort, Inc. (a)	4,833	98,158
		3,678,741
TOTAL COMMON STOCKS (Cost $51,054,720)		54,812,608
Convertible Bonds - 0.2%
	Principal Amount	Value
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
OSI Pharmaceuticals, Inc. 3.25% 9/8/23 (Cost $106,858)	$ 130,000	$ 120,169
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	121,707	121,707
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	2,073,900	2,073,900
TOTAL MONEY MARKET FUNDS (Cost $2,195,607)		2,195,607
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $53,357,185)		57,128,384
NET OTHER ASSETS - (4.0)%		(2,210,643)
NET ASSETS - 100%		$ 54,917,741
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,604,703 or 2.9% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/10	1/9/08	$ 3
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 563,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,996
Fidelity Securities Lending Cash Central Fund	16,666
Total	$ 40,662
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$ 54,812,608	$ 53,207,905	$ 1,604,703	$ -
Corporate Bonds	120,169	-	120,169	-
Money Market Funds	2,195,607	2,195,607	-	-
Total Investments in Securities	$ 57,128,384	$ 55,403,512	$ 1,724,872	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $4,539,063 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,996,287) - See accompanying schedule: Unaffiliated issuers (cost $51,161,578)	$ 54,932,777
Fidelity Central Funds (cost $2,195,607)	2,195,607
Total Investments (cost $53,357,185)		$ 57,128,384
Receivable for investments sold		824,559
Receivable for fund shares sold		112,289
Interest receivable		1,667
Distributions receivable from Fidelity Central Funds		3,280
Prepaid expenses		224
Total assets		58,070,403

Liabilities
Payable for investments purchased	$ 774,912
Payable for fund shares redeemed	200,915
Accrued management fee	24,972
Distribution fees payable	24,630
Other affiliated payables	16,122
Other payables and accrued expenses	37,211
Collateral on securities loaned, at value	2,073,900
Total liabilities		3,152,662

Net Assets		$ 54,917,741
Net Assets consist of:
Paid in capital		$ 56,459,376
Undistributed net investment income		95
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,312,929)
Net unrealized appreciation (depreciation) on investments		3,771,199
Net Assets		$ 54,917,741

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,857,624 ÷ 2,862,510 shares)	$ 6.94

Maximum offering price per share (100/94.25 of $6.94)	$ 7.36
Class T: Net Asset Value and redemption price per share ($13,356,033 ÷ 1,971,055 shares)	$ 6.78

Maximum offering price per share (100/96.50 of $6.78)	$ 7.03
Class B: Net Asset Value and offering price per share ($7,376,850 ÷ 1,139,962 shares) A	$ 6.47

Class C: Net Asset Value and offering price per share ($12,425,872 ÷ 1,919,725 shares) A	$ 6.47

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,901,362 ÷ 266,947 shares)	$ 7.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 26,491
Interest		466
Income from Fidelity Central Funds (including $16,666 from security lending)		40,662
Total income		67,619

Expenses
Management fee	$ 294,316
Transfer agent fees	176,074
Distribution fees	306,361
Accounting and security lending fees	21,988
Custodian fees and expenses	9,828
Independent trustees' compensation	351
Registration fees	53,205
Audit	46,604
Legal	275
Miscellaneous	3,757
Total expenses before reductions	912,759
Expense reductions	(7,893)	904,866
Net investment income (loss)		(837,247)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(282,142)
Foreign currency transactions	(38)
Total net realized gain (loss)		(282,180)
Change in net unrealized appreciation (depreciation) on investment securities		(7,383,033)
Net gain (loss)		(7,665,213)
Net increase (decrease) in net assets resulting from operations		$ (8,502,460)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (837,247)	$ (852,978)
Net realized gain (loss)	(282,180)	(1,921,856)
Change in net unrealized appreciation (depreciation)	(7,383,033)	10,243,107
Net increase (decrease) in net assets resulting from operations	(8,502,460)	7,468,273
Distributions to shareholders from net realized gain	-	(3,898,928)
Share transactions - net increase (decrease)	4,533,971	3,736,181
Redemption fees	29,559	1,940
Total increase (decrease) in net assets	(3,938,930)	7,307,466

Net Assets
Beginning of period	58,856,671	51,549,205
End of period (including undistributed net investment income of $95 and $0, respectively)	$ 54,917,741	$ 58,856,671

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.81	$ 7.23	$ 6.81	$ 6.80	$ 6.00
Income from Investment Operations
Net investment income (loss) C	(.08)	(.09) F	(.09)	(.09)	(.08) G
Net realized and unrealized gain (loss)	(.79)	1.20	.51	.10	.88
Total from investment operations	(.87)	1.11	.42	.01	.80
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.94	$ 7.81	$ 7.23	$ 6.81	$ 6.80
Total Return A,B	(11.14)%	15.95%	6.17%	.15%	13.33%
Ratios to Average Net Assets D,H
Expenses before reductions	1.40%	1.37%	1.42%	1.48%	1.56%
Expenses net of fee waivers, if any	1.40%	1.37%	1.40%	1.40%	1.45%
Expenses net of all reductions	1.40%	1.37%	1.40%	1.37%	1.43%
Net investment income (loss)	(1.27)%	(1.24)% F	(1.25)%	(1.29)%	(1.36)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,858	$ 18,249	$ 13,081	$ 12,539	$ 11,022
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.65	$ 7.11	$ 6.71	$ 6.72	$ 5.95
Income from Investment Operations
Net investment income (loss) C	(.09)	(.11) F	(.11)	(.11)	(.10) G
Net realized and unrealized gain (loss)	(.78)	1.18	.51	.10	.87
Total from investment operations	(.87)	1.07	.40	(.01)	.77
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.78	$ 7.65	$ 7.11	$ 6.71	$ 6.72
Total Return A,B	(11.37)%	15.64%	5.96%	(.15)%	12.94%
Ratios to Average Net Assets D,H
Expenses before reductions	1.71%	1.69%	1.75%	1.79%	1.93%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.70%
Expenses net of all reductions	1.65%	1.65%	1.65%	1.62%	1.68%
Net investment income (loss)	(1.52)%	(1.53)% F	(1.49)%	(1.54)%	(1.61)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,356	$ 15,123	$ 13,008	$ 13,808	$ 14,177
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.34	$ 6.88	$ 6.52	$ 6.56	$ 5.84
Income from Investment Operations
Net investment income (loss) C	(.12)	(.14) F	(.14)	(.14)	(.13) G
Net realized and unrealized gain (loss)	(.75)	1.13	.50	.10	.85
Total from investment operations	(.87)	.99	.36	(.04)	.72
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.56
Total Return A,B	(11.85)%	14.96%	5.52%	(.61)%	12.33%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.12%	2.17%	2.23%	2.33%
Expenses net of fee waivers, if any	2.15%	2.12%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.12%	2.15%	2.12%	2.18%
Net investment income (loss)	(2.02)%	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,377	$ 11,044	$ 12,656	$ 14,938	$ 16,921
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.34	$ 6.88	$ 6.52	$ 6.57	$ 5.84
Income from Investment Operations
Net investment income (loss) C	(.12)	(.13) F	(.14)	(.14)	(.13) G
Net realized and unrealized gain (loss)	(.75)	1.12	.50	.09	.86
Total from investment operations	(.87)	.99	.36	(.05)	.73
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.57
Total Return A,B	(11.85)%	14.96%	5.52%	(.76)%	12.50%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.12%	2.16%	2.17%	2.24%
Expenses net of fee waivers, if any	2.15%	2.12%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.12%	2.15%	2.12%	2.18%
Net investment income (loss)	(2.02)%	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,426	$ 13,323	$ 11,813	$ 13,787	$ 12,538
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 7.37	$ 6.91	$ 6.89	$ 6.06
Income from Investment Operations
Net investment income (loss) B	(.06)	(.07) E	(.07)	(.07)	(.06) F
Net realized and unrealized gain (loss)	(.82)	1.23	.53	.09	.89
Total from investment operations	(.88)	1.16	.46	.02	.83
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 7.12	$ 8.00	$ 7.37	$ 6.91	$ 6.89
Total Return A	(11.00)%	16.35%	6.66%	.29%	13.70%
Ratios to Average Net Assets C,G
Expenses before reductions	1.11%	1.06%	1.06%	1.05%	1.10%
Expenses net of fee waivers, if any	1.11%	1.06%	1.06%	1.05%	1.10%
Expenses net of all reductions	1.11%	1.06%	1.06%	1.03%	1.09%
Net investment income (loss)	(.98)%	(.94)% E	(.91)%	(.94)%	(1.02)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,901	$ 1,117	$ 991	$ 1,268	$ 1,243
Portfolio turnover rate D	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Biotechnology

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2008, dividend income has been reduced $20,082 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,091,862
Unrealized depreciation	(6,094,438)
Net unrealized appreciation (depreciation)	$ 2,997,424
Capital loss carryforward	$ (4,539,063)
Cost for federal income tax purposes	$ 54,130,960

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Long-term Capital Gains	$ -	$ 3,898,928

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $42,678,225 and $37,357,661, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 44,439	$ 727
Class T	.25%	.25%	64,334	330
Class B	.75%	.25%	79,206	59,780
Class C	.75%	.25%	118,382	24,881
			$ 306,361	$ 85,718

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,529
Class T	7,568
Class B*	19,140
Class C*	5,479
$ 51,716

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Biotechnology

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 58,066.33
Class T	48,815.38
Class B	25,711.32
Class C	38,525.33
Institutional Class	4,957.28
	$ 176,074

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $737 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $241 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 366
Class T	1.65%	6,995
Class B	2.15%	350
Class C	2.15%	182
		$ 7,893

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 958,767
Class T	-	975,566
Class B	-	968,071
Class C	-	911,566
Institutional Class	-	84,958
Total	$ -	$ 3,898,928

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,341,295	968,364	$ 15,410,062	$ 6,960,029
Reinvestment of distributions	-	116,475	-	854,207
Shares redeemed	(1,815,151)	(556,578)	(11,129,933)	(3,954,261)
Net increase (decrease)	526,144	528,261	$ 4,280,129	$ 3,859,975
Class T
Shares sold	826,391	558,497	$ 5,258,554	$ 3,914,836
Reinvestment of distributions	-	133,154	-	959,165
Shares redeemed	(832,503)	(543,030)	(5,110,823)	(3,782,531)
Net increase (decrease)	(6,112)	148,621	$ 147,731	$ 1,091,470
Class B
Shares sold	365,766	270,835	$ 2,311,576	$ 1,836,564
Reinvestment of distributions	-	123,818	-	860,151
Shares redeemed	(730,232)	(730,418)	(4,256,288)	(4,825,895)
Net increase (decrease)	(364,466)	(335,765)	$ (1,944,712)	$ (2,129,180)
Class C
Shares sold	793,743	452,084	$ 5,016,886	$ 3,145,989
Reinvestment of distributions	-	110,151	-	765,068
Shares redeemed	(688,414)	(465,047)	(3,988,392)	(3,112,018)
Net increase (decrease)	105,329	97,188	$ 1,028,494	$ 799,039
Institutional Class
Shares sold	390,521	190,433	$ 2,696,069	$ 1,427,209
Reinvestment of distributions	-	6,538	-	48,898
Shares redeemed	(263,268)	(191,649)	(1,673,740)	(1,361,230)
Net increase (decrease)	127,253	5,322	$ 1,022,329	$ 114,877

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Biotechnology

Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) D	-12.26%	1.28%	-4.13%
Class T (incl. 3.50% sales charge) D	-10.41%	1.50%	-4.10%
Class B (incl. contingent deferred sales charge)B,D	-12.20%	1.36%	-4.06%
Class C (incl. contingent deferred sales charge)C,D	-8.51%	1.71%	-4.19%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

D Prior to October 1, 2006, Advisor Communications Equipment operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Communications Equipment

Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -6.91%, -7.16%, -7.58% and -7.59%, respectively (excluding sales charges), edging the -7.64% return of the MSCI® US Investable Market Communications Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock picking in the semiconductors group was most productive, with stock selection in application software and Internet software/services, along with a modest cash position, also bolstering performance. Starent Networks, a provider of infrastructure hardware/software products, was the top contributor, with China-based Cogo Group, which sells electronic components to telecommunication equipment companies, and German chip maker Infineon Technologies, an out-of-index holding, also contributing. I sold Cogo to lock in profits. Conversely, unfavorable stock choices in communications equipment detracted, as did picks in advertising and electronic equipment/instruments. Our foreign holdings also hurt, hampered in part by currency fluctuations. Canadian out-of-index holding Research In Motion was our biggest detractor, sidetracked by increasingly stiff competition in the smartphone market, while Powerwave Technologies, which makes equipment for wireless communications networks, and Comverse Technology, an out-of-index maker of software and systems, also hurt. A large underweighting in network equipment maker Cisco Systems - the MSCI index's largest component - was counterproductive as well, although I added substantially to the position by period end.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Institutional Class shares returned -6.64%, beating the -7.64% return of the MSCI® US Investable Market Communications Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock picking in the semiconductors group was most productive, with stock selection in application software and Internet software/services, along with a modest cash position, also bolstering performance. Starent Networks, a provider of infrastructure hardware/software products, was the top contributor, with China-based Cogo Group, which sells electronic components to telecommunication equipment companies, and German chip maker Infineon Technologies, an out-of-index holding, also contributing. I sold Cogo to lock in profits. Conversely, unfavorable stock choices in communications equipment detracted, as did picks in advertising and electronic equipment/instruments. Our foreign holdings also hurt, hampered in part by currency fluctuations. Canadian out-of-index holding Research In Motion was our biggest detractor, sidetracked by increasingly stiff competition in the smartphone market, while Powerwave Technologies, which makes equipment for wireless communications networks, and Comverse Technology, an out-of-index maker of software and systems, also hurt. A large underweighting in network equipment maker Cisco Systems - the MSCI index's largest component - was counterproductive as well, although I added substantially to the position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,610.60	$ 9.06
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,609.50	$ 10.68
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,607.10	$ 13.90
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,604.70	$ 13.89
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,612.60	$ 7.45
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Communications Equipment

Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	16.0	16.7
QUALCOMM, Inc.	10.8	19.0
Juniper Networks, Inc.	4.7	0.0
Tellabs, Inc.	3.9	2.0
Starent Networks Corp.	3.8	10.7
Tekelec	3.4	0.2
Motorola, Inc.	3.4	1.5
Adtran, Inc.	3.2	2.2
Harmonic, Inc.	2.9	0.0
TeleCommunication Systems, Inc. Class A	2.9	0.0
	55.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Communications Equipment	75.1%
Semiconductors & Semiconductor Equipment	9.2%
Software	6.2%
Internet Software & Services	2.8%
Wireless Telecommunication Services	2.5%
All Others*	4.2%

As of January 31, 2009
Communications Equipment	76.1%
Semiconductors & Semiconductor Equipment	8.6%
Software	5.4%
Wireless Telecommunication Services	4.7%
Media	2.0%
All Others*	3.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Communications Equipment Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 75.0%
Communications Equipment - 75.0%
3Com Corp. (a)	15,046	$ 56,723
Acme Packet, Inc. (a)	15,665	157,277
ADC Telecommunications, Inc. (a)	6,700	48,776
Adtran, Inc.	14,283	345,077
ADVA AG Optical Networking (a)	7,013	15,593
Alcatel-Lucent SA sponsored ADR (a)	40,700	112,332
Arris Group, Inc. (a)	7,844	95,540
Aruba Networks, Inc. (a)	4,951	43,965
BigBand Networks, Inc. (a)	10,500	57,645
Blue Coat Systems, Inc. (a)	7,600	142,044
Brocade Communications Systems, Inc. (a)	25,400	199,644
Ceragon Networks Ltd. (a)	2,000	14,900
China GrenTech Corp. Ltd. ADR (a)	1,388	5,059
Ciena Corp. (a)	10,959	122,302
Cisco Systems, Inc. (a)	79,169	1,742,512
CommScope, Inc. (a)	9,100	232,960
Comverse Technology, Inc. (a)	9,206	72,819
DragonWave, Inc. (a)	2,800	16,763
EMCORE Corp. (a)	4,600	5,796
Emulex Corp. (a)	2,500	22,825
F5 Networks, Inc. (a)	6,300	233,856
Harmonic, Inc. (a)	45,700	316,701
Harris Stratex Networks, Inc. Class A (a)	2,867	19,897
Infinera Corp. (a)	1,300	8,801
Ixia (a)	5,900	44,486
JDS Uniphase Corp. (a)	12,113	70,982
Juniper Networks, Inc. (a)	19,600	512,148
Motorola, Inc.	51,200	366,592
Oclaro, Inc. (a)	4,194	2,474
Oplink Communications, Inc. (a)	1,974	25,109
Opnext, Inc. (a)	15,501	31,467
Palm, Inc. (a)	500	7,865
Polycom, Inc. (a)	8,900	211,375
Powerwave Technologies, Inc. (a)	8,139	10,255
QUALCOMM, Inc.	25,570	1,181,590
Research In Motion Ltd. (a)	100	7,600
Riverbed Technology, Inc. (a)	8,300	166,083
Sandvine Corp. (a)	18,400	20,153
Sandvine Corp. (U.K.) (a)	56,400	60,777
ShoreTel, Inc. (a)	2,304	19,860
Sierra Wireless, Inc. (a)	11,600	83,553
Sonus Networks, Inc. (a)	15,367	29,197
Starent Networks Corp. (a)	17,376	416,676
Tekelec (a)	20,400	375,156
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,400	23,328
Tellabs, Inc. (a)	72,900	422,820
		8,179,353

	Shares	Value
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.0%
Compal Electronics, Inc.	28	$ 27
Computer Storage & Peripherals - 0.1%
STEC, Inc. (a)	400	13,636
TOTAL COMPUTERS & PERIPHERALS		13,663
ELECTRONIC EQUIPMENT & COMPONENTS - 1.2%
Electronic Components - 0.3%
Universal Display Corp. (a)	2,800	34,020
Electronic Manufacturing Services - 0.8%
Flextronics International Ltd. (a)	6,200	32,984
Foxconn International Holdings Ltd. (a)	2,000	1,399
SMART Modular Technologies (WWH), Inc. (a)	4,416	13,160
Trimble Navigation Ltd. (a)	1,719	40,757
		88,300
Technology Distributors - 0.1%
Brightpoint, Inc. (a)	718	4,265
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		126,585
INTERNET SOFTWARE & SERVICES - 2.8%
Internet Software & Services - 2.8%
comScore, Inc. (a)	200	3,044
Equinix, Inc. (a)	300	24,519
Keynote Systems, Inc. (a)	5,100	51,306
NetEase.com, Inc. sponsored ADR (a)	200	8,812
Sina Corp. (a)	2,400	79,632
Tencent Holdings Ltd.	10,400	140,369
		307,682
IT SERVICES - 0.8%
Data Processing & Outsourced Services - 0.1%
NeuStar, Inc. Class A (a)	700	15,876
IT Consulting & Other Services - 0.7%
Amdocs Ltd. (a)	2,700	64,584
Yucheng Technologies Ltd. (a)	1,200	9,996
		74,580
TOTAL IT SERVICES		90,456
MEDIA - 0.6%
Advertising - 0.3%
VisionChina Media, Inc. ADR (a)	4,700	30,879
Cable & Satellite - 0.3%
Virgin Media, Inc.	3,850	40,233
TOTAL MEDIA		71,112
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.2%
Semiconductor Equipment - 0.8%
Tessera Technologies, Inc. (a)	2,900	81,461
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - 8.4%
Actel Corp. (a)	451	$ 5,024
Altera Corp.	1,200	22,428
Applied Micro Circuits Corp. (a)	2,758	23,857
ARM Holdings PLC sponsored ADR	2,800	17,892
Cavium Networks, Inc. (a)	8,854	167,075
Ceva, Inc. (a)	1,400	12,278
Conexant Systems, Inc. (a)	1,280	1,920
CSR PLC (a)	14,086	100,488
Exar Corp. (a)	143	1,005
Hittite Microwave Corp. (a)	100	3,512
Ikanos Communications, Inc. (a)	3,985	7,014
Infineon Technologies AG (a)	47,400	191,491
Infineon Technologies AG rights 8/3/09 (a)	60,700	28,453
Microsemi Corp. (a)	449	6,129
Mindspeed Technologies, Inc. (a)	2,501	6,753
Netlogic Microsystems, Inc. (a)	2,716	107,934
Omnivision Technologies, Inc. (a)	1,900	25,137
ON Semiconductor Corp. (a)	7,285	53,181
Pericom Semiconductor Corp. (a)	1,700	16,150
Pixelplus Co. Ltd. ADR (a)	900	270
PLX Technology, Inc. (a)	1,400	5,460
PMC-Sierra, Inc. (a)	3,100	28,365
Silicon Storage Technology, Inc. (a)	1,200	2,256
Standard Microsystems Corp. (a)	1,200	27,840
TriQuint Semiconductor, Inc. (a)	5,000	35,900
Xilinx, Inc.	900	19,521
		917,333
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		998,794
SOFTWARE - 6.2%
Application Software - 3.0%
Citrix Systems, Inc. (a)	2,300	81,880
KongZhong Corp. sponsored ADR (a)	4,100	50,922
NetScout Systems, Inc. (a)	1,200	11,940
Smith Micro Software, Inc. (a)	10,961	125,284
Synchronoss Technologies, Inc. (a)	2,600	30,888
Taleo Corp. Class A (a)	100	1,750
Ulticom, Inc.	13,765	24,777
		327,441

	Shares	Value
Home Entertainment Software - 0.3%
Ubisoft Entertainment SA (a)	1,600	$ 27,331
Systems Software - 2.9%
Allot Communications Ltd. (a)	300	1,200
Opnet Technologies, Inc.	400	3,800
TeleCommunication Systems, Inc. Class A (a)	37,897	313,787
		318,787
TOTAL SOFTWARE		673,559
WIRELESS TELECOMMUNICATION SERVICES - 2.5%
Wireless Telecommunication Services - 2.5%
Crown Castle International Corp. (a)	400	11,496
Leap Wireless International, Inc. (a)	300	7,185
SBA Communications Corp. Class A (a)	1,216	31,725
Syniverse Holdings, Inc. (a)	12,420	217,723
		268,129
TOTAL COMMON STOCKS (Cost $10,198,498)		10,729,333
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	13,998
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 0.37% (b) (Cost $413,521)	413,521	413,521
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $10,632,019)		11,156,852
NET OTHER ASSETS - (2.3)%		(255,101)
NET ASSETS - 100%		$ 10,901,751
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,395
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 71,112	$ 71,112	$ -	$ -
Information Technology	10,390,092	10,170,148	219,944	-
Telecommunication Services	268,129	268,129	-	-
Corporate Bonds	13,998	-	13,998	-
Money Market Funds	413,521	413,521	-	-
Total Investments in Securities:	$ 11,156,852	$ 10,922,910	$ 233,942	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Germany	2.2%
China	2.1%
Canada	1.9%
United Kingdom	1.7%
France	1.3%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $601,215 of which $207,917 and $393,298 will expire on July 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $1,583,417 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $10,218,498)	$ 10,743,331
Fidelity Central Funds (cost $413,521)	413,521
Total Investments (cost $10,632,019)		$ 11,156,852
Receivable for investments sold		70,963
Receivable for fund shares sold		25,985
Dividends receivable		1,285
Interest receivable		12
Distributions receivable from Fidelity Central Funds		131
Prepaid expenses		21
Receivable from investment adviser for expense reductions		4,637
Other receivables		16
Total assets		11,259,902

Liabilities
Payable for investments purchased	$ 295,630
Payable for fund shares redeemed	12,609
Accrued management fee	4,559
Distribution fees payable	4,592
Other affiliated payables	2,674
Other payables and accrued expenses	38,087
Total liabilities		358,151

Net Assets		$ 10,901,751
Net Assets consist of:
Paid in capital		$ 12,706,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,329,322)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		524,409
Net Assets		$ 10,901,751

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,476,172 ÷ 477,211 shares)	$ 7.28

Maximum offering price per share (100/94.25 of $7.28)	$ 7.72
Class T: Net Asset Value and redemption price per share ($2,396,203 ÷ 336,031 shares)	$ 7.13

Maximum offering price per share (100/96.50 of $7.13)	$ 7.39
Class B: Net Asset Value and offering price per share ($1,280,585 ÷ 187,570 shares)A	$ 6.83

Class C: Net Asset Value and offering price per share ($2,791,678 ÷ 409,118 shares)A	$ 6.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($957,113 ÷ 128,521 shares)	$ 7.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 25,197
Special dividends		63,044
Interest		69
Income from Fidelity Central Funds		3,395
Total income		91,705

Expenses
Management fee	$ 31,077
Transfer agent fees	20,269
Distribution fees	31,455
Accounting fees and expenses	2,144
Custodian fees and expenses	7,317
Independent trustees' compensation	34
Registration fees	50,096
Audit	47,883
Legal	35
Miscellaneous	153
Total expenses before reductions	190,463
Expense reductions	(95,366)	95,097
Net investment income (loss)		(3,392)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,043,606)
Foreign currency transactions	(1,842)
Total net realized gain (loss)		(2,045,448)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,654,702
Assets and liabilities in foreign currencies	(309)
Total change in net unrealized appreciation (depreciation)		1,654,393
Net gain (loss)		(391,055)
Net increase (decrease) in net assets resulting from operations		$ (394,447)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,392)	$ (110,235)
Net realized gain (loss)	(2,045,448)	45,848
Change in net unrealized appreciation (depreciation)	1,654,393	(1,477,802)
Net increase (decrease) in net assets resulting from operations	(394,447)	(1,542,189)
Distributions to shareholders from net realized gain	-	(150,546)
Share transactions - net increase (decrease)	4,154,179	(1,556,420)
Redemption fees	239	979
Total increase (decrease) in net assets	3,759,971	(3,248,176)

Net Assets
Beginning of period	7,141,780	10,389,956
End of period	$ 10,901,751	$ 7,141,780

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.82	$ 9.49	$ 7.29	$ 7.70	$ 6.53
Income from Investment Operations
Net investment income (loss) C	.02 F	(.08)	(.09)	(.09)	(.07)
Net realized and unrealized gain (loss)	(.56)	(1.45)	2.29	(.32)	1.24
Total from investment operations	(.54)	(1.53)	2.20	(.41)	1.17
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 7.28	$ 7.82	$ 9.49	$ 7.29	$ 7.70
Total Return A,B	(6.91)%	(16.43)%	30.18%	(5.32)%	17.92%
Ratios to Average Net Assets D,G
Expenses before reductions	3.15%	2.25%	2.24%	2.13%	2.32%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.45%
Expenses net of all reductions	1.40%	1.39%	1.40%	1.32%	1.28%
Net investment income (loss)	.26% F	(.91)%	(1.00)%	(1.05)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,476	$ 2,459	$ 2,825	$ 3,145	$ 2,406
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.68	$ 9.34	$ 7.19	$ 7.61	$ 6.48
Income from Investment Operations
Net investment income (loss) C	- F,H	(.10)	(.11)	(.11)	(.08)
Net realized and unrealized gain (loss)	(.55)	(1.42)	2.26	(.31)	1.21
Total from investment operations	(.55)	(1.52)	2.15	(.42)	1.13
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 7.13	$ 7.68	$ 9.34	$ 7.19	$ 7.61
Total Return A,B	(7.16)%	(16.59)%	29.90%	(5.52)%	17.44%
Ratios to Average Net Assets D,G
Expenses before reductions	3.52%	2.62%	2.57%	2.51%	2.78%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.71%
Expenses net of all reductions	1.65%	1.65%	1.64%	1.57%	1.54%
Net investment income (loss)	.01% F	(1.16)%	(1.25)%	(1.30)%	(1.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,396	$ 2,138	$ 3,271	$ 2,932	$ 3,034
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.14)	(.14)	(.14)	(.12)
Net realized and unrealized gain (loss)	(.53)	(1.36)	2.18	(.31)	1.20
Total from investment operations	(.56)	(1.50)	2.04	(.45)	1.08
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 6.83	$ 7.39	$ 9.03	$ 6.99	$ 7.44
Total Return A,B	(7.58)%	(16.94)%	29.18%	(6.05)%	16.98%
Ratios to Average Net Assets D,G
Expenses before reductions	3.98%	3.03%	3.00%	2.94%	3.14%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.20%
Expenses net of all reductions	2.15%	2.15%	2.15%	2.07%	2.04%
Net investment income (loss)	(.49)% F	(1.67)%	(1.75)%	(1.80)%	(1.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,281	$ 1,219	$ 2,225	$ 2,406	$ 2,864
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.14)	(.14)	(.15)	(.12)
Net realized and unrealized gain (loss)	(.53)	(1.37)	2.18	(.30)	1.20
Total from investment operations	(.56)	(1.51)	2.04	(.45)	1.08
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 6.82	$ 7.38	$ 9.03	$ 6.99	$ 7.44
Total Return A,B	(7.59)%	(17.06)%	29.18%	(6.05)%	16.98%
Ratios to Average Net Assets D,G
Expenses before reductions	3.63%	3.02%	2.98%	2.86%	3.07%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.15%	2.15%	2.07%	2.02%
Net investment income (loss)	(.49)% F	(1.67)%	(1.75)%	(1.81)%	(1.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,792	$ 1,097	$ 1,745	$ 1,768	$ 1,846
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.98	$ 9.65	$ 7.39	$ 7.79	$ 6.60
Income from Investment Operations
Net investment income (loss) B	.03 E	(.06)	(.07)	(.07)	(.05)
Net realized and unrealized gain (loss)	(.56)	(1.47)	2.33	(.33)	1.24
Total from investment operations	(.53)	(1.53)	2.26	(.40)	1.19
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 7.45	$ 7.98	$ 9.65	$ 7.39	$ 7.79
Total Return A	(6.64)%	(16.16)%	30.58%	(5.13)%	18.03%
Ratios to Average Net Assets C,F
Expenses before reductions	2.44%	1.94%	1.87%	1.70%	1.85%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.18%
Expenses net of all reductions	1.15%	1.14%	1.15%	1.07%	1.01%
Net investment income (loss)	.51% E	(.66)%	(.75)%	(.80)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 957	$ 229	$ 324	$ 379	$ 319
Portfolio turnover rate D	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,575,201
Unrealized depreciation	(1,195,476)
Net unrealized appreciation (depreciation)	$ 379,725
Capital loss carryforward	$ (601,215)
Cost for federal income tax purposes	$ 10,777,127

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Long-term Capital Gains	$ -	$ 150,546

Communications Equipment

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,176,027 and $5,443,377, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,583	$ 97
Class T	.25%	.25%	7,680	6
Class B	.75%	.25%	8,179	6,136
Class C	.75%	.25%	11,013	1,861
			$ 31,455	$ 8,100

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,618
Class T	1,757
Class B*	2,479
Class C*	187
$ 8,041

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 6,206.34
Class T	6,869.45
Class B	2,791.34
Class C	3,803.34
Institutional Class	600.26
	$ 20,269

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $515 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 32,129
Class T	1.65%	28,837
Class B	2.15%	15,001
Class C	2.15%	16,297
Institutional Class	1.15%	2,937
		$ 95,201

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $165 for the period

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 39,064
Class T	-	47,716
Class B	-	32,890
Class C	-	26,349
Institutional Class	-	4,527
Total	$ -	$ 150,546

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	355,106	160,354	$ 2,309,221	$ 1,394,318
Reinvestment of distributions	-	4,001	-	38,211
Shares redeemed	(192,148)	(147,761)	(977,112)	(1,297,098)
Net increase (decrease)	162,958	16,594	$ 1,332,109	$ 135,431

Communications Equipment

9. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class T
Shares sold	141,676	64,977	$ 842,215	$ 556,295
Reinvestment of distributions	-	5,010	-	47,041
Shares redeemed	(84,049)	(141,880)	(471,168)	(1,263,739)
Net increase (decrease)	57,627	(71,893)	$ 371,047	$ (660,403)
Class B
Shares sold	79,696	20,643	$ 489,378	$ 176,765
Reinvestment of distributions	-	3,437	-	31,211
Shares redeemed	(57,101)	(105,422)	(282,381)	(851,909)
Net increase (decrease)	22,595	(81,342)	$ 206,997	$ (643,933)
Class C
Shares sold	334,255	39,088	$ 2,000,139	$ 340,813
Reinvestment of distributions	-	2,609	-	23,659
Shares redeemed	(73,743)	(86,305)	(434,705)	(711,202)
Net increase (decrease)	260,512	(44,608)	$ 1,565,434	$ (346,730)
Institutional Class
Shares sold	116,053	5,041	$ 776,070	$ 45,930
Reinvestment of distributions	-	356	-	3,461
Shares redeemed	(16,263)	(10,196)	(97,478)	(90,176)
Net increase (decrease)	99,790	(4,799)	$ 678,592	$ (40,785)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	-15.00%	-2.47%	-1.81%
Class T (incl. 3.50% sales charge)C	-13.19%	-2.24%	-1.80%
Class B (incl. contingent deferred sales charge) A, C	-15.00%	-2.35%	-1.74%
Class C (incl. contingent deferred sales charge) B, C	-11.50%	-2.06%	-1.96%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12-month period ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares fell 9.81%, 10.04%, 10.53% and 10.61%, respectively (excluding sales charges), beating the S&P 500®. The fund's sector benchmark, the MSCI® US Investable Market Consumer Discretionary Index, fell 10.18%. The fund outperformed the MSCI index during the first half of the period by owning what I believed to be quality firms whose earnings would hold up better in the downbeat environment. However, over time, investors increased their appetite for risk, and within the consumer discretionary space, a number of lower-quality stocks began to outperform this past spring as they were revalued upwards. Given my quality bias, I decided not to chase the risk trade, which unfortunately turned out to be much stronger than I expected, hampering the fund's relative return during the latter part of the period. Significant contributors to results included Iconix Brand Group, which buys down-and-out brands and re-launches them through "big-box," value-oriented retailers like Wal-Mart. Adult education firm Apollo Group enjoyed solid enrollment gains, and its shares rose early in the period when most other stocks declined. Home improvement retailer Lowe's, a leading franchise in its category, was another success story. On the negative side, our shares in casino operator Las Vegas Sands plummeted when the company's business in Macau, China, was slowed by governmental actions there, while here in the U.S., visits to the firm's Las Vegas property also declined. Underweighting home improvement giant Home Depot detracted when the company's stock outperformed the index. Underweighting Ford Motor hurt as well. The company was the only domestic automaker to avoid government assistance, and its shares surged during the second half of the period.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12-month period ending July 31, 2009, the fund's Institutional Class shares fell 9.59%, outperforming the S&P 500® and the fund's sector benchmark, the MSCI US Investable Market Consumer Discretionary Index, which declined 10.18%. The fund outperformed the MSCI index during the first half of the period by owning what I believed to be quality firms whose earnings would hold up better in the downbeat environment. However, over time, investors increased their appetite for risk, and within the consumer discretionary space, a number of lower-quality stocks began to outperform this past spring as they were revalued upwards. Given my quality bias, I decided not to chase the risk trade, which unfortunately turned out to be much stronger than I expected, hampering the fund's relative return during the latter part of the period. Significant contributors to results included Iconix Brand Group, which buys down-and-out brands and re-launches them through "big-box," value-oriented retailers like Wal-Mart. Adult education firm Apollo Group enjoyed solid enrollment gains, and its shares rose early in the period when most other stocks declined. Home improvement retailer Lowe's, a leading franchise in its category, was another success story. On the negative side, our shares in casino operator Las Vegas Sands plummeted when the company's business in Macau, China, was slowed by governmental actions there, while here in the U.S., visits to the firm's Las Vegas property also declined. Underweighting home improvement giant Home Depot detracted when the company's stock outperformed the index. Underweighting Ford Motor hurt as well. The company was the only domestic automaker to avoid government assistance, and its shares surged during the second half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,298.70	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,296.00	$ 9.39
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,293.30	$ 12.23
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,292.90	$ 12.22
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,300.00	$ 6.56
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Lowe's Companies, Inc.	7.6	6.4
Target Corp.	6.6	6.4
McDonald's Corp.	5.6	8.8
The Walt Disney Co.	5.1	4.6
Comcast Corp. Class A	3.5	5.0
Staples, Inc.	2.9	3.3
Amazon.com, Inc.	2.6	2.4
Advance Auto Parts, Inc.	2.6	2.0
Home Depot, Inc.	2.5	3.8
Carnival Corp. unit	2.1	1.2
	41.1
Top Industries (% of fund's net assets)
As of July 31, 2009
Specialty Retail	25.4%
Media	19.9%
Hotels, Restaurants & Leisure	18.8%
Multiline Retail	6.6%
Textiles, Apparel & Luxury Goods	5.3%
All Others*	24.0%

As of January 31, 2009
Media	26.0%
Specialty Retail	22.7%
Hotels, Restaurants & Leisure	18.9%
Multiline Retail	7.0%
Textiles, Apparel & Luxury Goods	6.5%
All Others*	18.9%

* Includes short-term investments and net other assets.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AUTO COMPONENTS - 3.7%
Auto Parts & Equipment - 3.7%
Autoliv, Inc.	2,400	$ 85,944
BorgWarner, Inc.	7,200	238,968
Federal-Mogul Corp. Class A (a)	5,800	81,954
Gentex Corp.	6,000	89,820
Johnson Controls, Inc.	26,400	683,232
		1,179,918
AUTOMOBILES - 2.2%
Automobile Manufacturers - 1.7%
Ford Motor Co. (a)	67,400	539,200
Motorcycle Manufacturers - 0.5%
Harley-Davidson, Inc. (d)	8,100	183,060
TOTAL AUTOMOBILES		722,260
CONSUMER FINANCE - 0.5%
Consumer Finance - 0.5%
Capital One Financial Corp.	5,600	171,920
DISTRIBUTORS - 0.9%
Distributors - 0.9%
Li & Fung Ltd.	104,000	306,638
DIVERSIFIED CONSUMER SERVICES - 2.7%
Education Services - 2.4%
Apollo Group, Inc. Class A (non-vtg.) (a)	3,000	207,120
DeVry, Inc.	4,100	203,934
Lincoln Educational Services Corp. (a)	1,800	36,648
Princeton Review, Inc. (a)	13,729	74,411
Strayer Education, Inc.	1,300	276,094
		798,207
Specialized Consumer Services - 0.3%
Regis Corp.	6,700	91,522
TOTAL DIVERSIFIED CONSUMER SERVICES		889,729
FOOD & STAPLES RETAILING - 3.8%
Food Retail - 0.8%
Susser Holdings Corp. (a)	22,405	263,707
Hypermarkets & Super Centers - 3.0%
Costco Wholesale Corp.	12,400	613,800
Wal-Mart Stores, Inc.	6,800	339,184
		952,984
TOTAL FOOD & STAPLES RETAILING		1,216,691
HOTELS, RESTAURANTS & LEISURE - 18.8%
Casinos & Gaming - 4.4%
Ameristar Casinos, Inc.	5,600	104,664
Bally Technologies, Inc. (a)	1,800	65,178
International Game Technology	8,800	173,800

	Shares	Value
Las Vegas Sands Corp. unit	2,100	$ 331,527
Penn National Gaming, Inc. (a)	11,400	361,494
WMS Industries, Inc. (a)	10,000	361,600
		1,398,263
Hotels, Resorts & Cruise Lines - 4.4%
Carnival Corp. unit	24,700	691,353
Marriott International, Inc. Class A	8,437	181,733
Starwood Hotels & Resorts Worldwide, Inc.	5,200	122,772
Wyndham Worldwide Corp.	30,700	428,265
		1,424,123
Restaurants - 10.0%
Burger King Holdings, Inc.	17,700	301,254
Darden Restaurants, Inc.	12,900	417,831
Jack in the Box, Inc. (a)	4,800	101,280
McDonald's Corp.	32,900	1,811,474
P.F. Chang's China Bistro, Inc. (a)(d)	4,000	135,640
Sonic Corp. (a)	12,000	132,360
Yum! Brands, Inc.	9,300	329,778
		3,229,617
TOTAL HOTELS, RESTAURANTS & LEISURE		6,052,003
HOUSEHOLD DURABLES - 3.6%
Home Furnishings - 0.5%
Mohawk Industries, Inc. (a)	3,200	165,056
Homebuilding - 1.8%
Centex Corp.	7,700	84,007
Lennar Corp. Class A	7,930	93,891
M.D.C. Holdings, Inc.	1,200	42,288
NVR, Inc. (a)	100	60,115
Pulte Homes, Inc. (d)	20,100	228,537
Toll Brothers, Inc. (a)	3,700	72,372
		581,210
Household Appliances - 0.8%
Whirlpool Corp.	4,200	239,778
Housewares & Specialties - 0.5%
Newell Rubbermaid, Inc.	12,900	166,023
TOTAL HOUSEHOLD DURABLES		1,152,067
INTERNET & CATALOG RETAIL - 2.6%
Internet Retail - 2.6%
Amazon.com, Inc. (a)	9,700	831,872
INTERNET SOFTWARE & SERVICES - 1.8%
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	1,000	443,050
Tencent Holdings Ltd.	9,400	126,872
		569,922
LEISURE EQUIPMENT & PRODUCTS - 0.7%
Leisure Products - 0.7%
Hasbro, Inc.	8,716	230,974
Common Stocks - continued
	Shares	Value
MEDIA - 19.9%
Advertising - 1.8%
Interpublic Group of Companies, Inc. (a)	70,600	$ 367,826
Lamar Advertising Co. Class A (a)(d)	9,396	197,692
		565,518
Cable & Satellite - 8.2%
Comcast Corp. Class A	74,850	1,112,271
DISH Network Corp. Class A (a)	3,800	64,410
Liberty Media Corp. Entertainment Series A (a)	13,100	366,407
The DIRECTV Group, Inc. (a)(d)	16,500	427,350
Time Warner Cable, Inc.	16,397	542,085
Virgin Media, Inc.	12,600	131,670
		2,644,193
Movies & Entertainment - 9.1%
News Corp. Class A	24,000	247,920
The Walt Disney Co.	66,200	1,662,944
Time Warner, Inc.	18,233	486,092
Viacom, Inc. Class B (non-vtg.) (a)	23,500	544,260
		2,941,216
Publishing - 0.8%
McGraw-Hill Companies, Inc.	8,100	253,935
TOTAL MEDIA		6,404,862
MULTILINE RETAIL - 6.6%
General Merchandise Stores - 6.6%
Target Corp.	48,700	2,124,294
SOFTWARE - 0.2%
Application Software - 0.2%
Blackboard, Inc. (a)	1,894	64,339
SPECIALTY RETAIL - 25.4%
Apparel Retail - 4.5%
Citi Trends, Inc. (a)	6,447	188,252
DSW, Inc. Class A (a)(d)	3,288	44,355
Gymboree Corp. (a)	2,100	83,538
Pacific Sunwear of California, Inc. (a)	34,800	115,536
Ross Stores, Inc.	9,600	423,264
TJX Companies, Inc.	6,100	221,003
Urban Outfitters, Inc. (a)	10,493	252,252
Zumiez, Inc. (a)	14,500	138,475
		1,466,675
Automotive Retail - 3.9%
Advance Auto Parts, Inc.	17,800	822,894
AutoZone, Inc. (a)	1,500	230,355
Monro Muffler Brake, Inc.	3,000	79,770
Penske Automotive Group, Inc.	5,700	117,876
		1,250,895

	Shares	Value
Computer & Electronics Retail - 1.7%
Best Buy Co., Inc.	6,800	$ 254,116
Gamestop Corp. Class A (a)	8,400	183,876
RadioShack Corp.	6,200	96,162
		534,154
Home Improvement Retail - 11.1%
Home Depot, Inc.	31,356	813,375
Lowe's Companies, Inc.	109,100	2,450,386
Lumber Liquidators, Inc. (a)(d)	19,025	312,391
		3,576,152
Homefurnishing Retail - 0.0%
Aarons, Inc.	500	13,735
Specialty Stores - 4.2%
PetSmart, Inc.	3,300	73,821
Sally Beauty Holdings, Inc. (a)	16,800	117,264
Staples, Inc.	44,138	927,781
Tiffany & Co., Inc.	3,500	104,405
Zale Corp. (a)	21,300	126,096
		1,349,367
TOTAL SPECIALTY RETAIL		8,190,978
TEXTILES, APPAREL & LUXURY GOODS - 5.3%
Apparel, Accessories & Luxury Goods - 1.8%
Coach, Inc.	17,679	523,122
Hanesbrands, Inc. (a)	3,800	75,620
		598,742
Footwear - 3.5%
Deckers Outdoor Corp. (a)	1,900	128,459
Iconix Brand Group, Inc. (a)	21,024	368,340
NIKE, Inc. Class B	11,100	628,704
		1,125,503
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,724,245
TOTAL COMMON STOCKS (Cost $33,057,810)		31,832,712
Money Market Funds - 5.9%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	507,701	$ 507,701
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	1,388,675	1,388,675
TOTAL MONEY MARKET FUNDS (Cost $1,896,376)		1,896,376
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $34,954,186)		33,729,088
NET OTHER ASSETS - (4.6)%		(1,486,448)
NET ASSETS - 100%		$ 32,242,640
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,271
Fidelity Securities Lending Cash Central Fund	29,176
Total	$ 32,447
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 29,809,840	$ 29,478,313	$ 331,527	$ -
Consumer Staples	1,216,691	1,216,691	-	-
Financials	171,920	171,920	-	-
Information Technology	634,261	634,261	-	-
Money Market Funds	1,896,376	1,896,376	-	-
Total Investments in Securities	$ 33,729,088	$ 33,397,561	$ 331,527	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $5,178,091 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $3,918,129 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,366,413) - See accompanying schedule: Unaffiliated issuers (cost $33,057,810)	$ 31,832,712
Fidelity Central Funds (cost $1,896,376)	1,896,376
Total Investments (cost $34,954,186)		$ 33,729,088
Foreign currency held at value (cost $5)		4
Receivable for investments sold		1,140,880
Receivable for fund shares sold		161,985
Dividends receivable		5,866
Distributions receivable from Fidelity Central Funds		532
Prepaid expenses		101
Receivable from investment adviser for expense reductions		732
Total assets		35,039,188

Liabilities
Payable for investments purchased	$ 1,277,467
Payable for fund shares redeemed	59,508
Accrued management fee	14,166
Distribution fees payable	10,319
Other affiliated payables	9,169
Other payables and accrued expenses	37,244
Collateral on securities loaned, at value	1,388,675
Total liabilities		2,796,548

Net Assets		$ 32,242,640
Net Assets consist of:
Paid in capital		$ 42,890,661
Undistributed net investment income		5,602
Accumulated undistributed net realized gain (loss) on investments		(9,428,524)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,225,099)
Net Assets		$ 32,242,640

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,009,975 ÷ 1,268,249 shares)	$ 10.26

Maximum offering price per share (100/94.25 of $10.26)	$ 10.89
Class T: Net Asset Value and redemption price per share ($6,738,080 ÷ 677,905 shares)	$ 9.94

Maximum offering price per share (100/96.50 of $9.94)	$ 10.30
Class B: Net Asset Value and offering price per share ($3,550,387 ÷ 383,380 shares) A	$ 9.26

Class C: Net Asset Value and offering price per share ($2,954,664 ÷ 318,579 shares) A	$ 9.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,989,534 ÷ 561,921 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 409,975
Interest		31
Income from Fidelity Central Funds (including $29,176 from security lending)		32,447
Total income		442,453

Expenses
Management fee	$ 136,955
Transfer agent fees	78,739
Distribution fees	120,665
Accounting and security lending fees	10,026
Custodian fees and expenses	8,663
Independent trustees' compensation	164
Registration fees	50,599
Audit	45,747
Legal	132
Miscellaneous	1,549
Total expenses before reductions	453,239
Expense reductions	(52,328)	400,911
Net investment income (loss)		41,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(6,306,395)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,085,864
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		3,085,863
Net gain (loss)		(3,220,532)
Net increase (decrease) in net assets resulting from operations		$ (3,178,990)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,542	$ (64,816)
Net realized gain (loss)	(6,306,395)	(2,749,077)
Change in net unrealized appreciation (depreciation)	3,085,863	(6,918,327)
Net increase (decrease) in net assets resulting from operations	(3,178,990)	(9,732,220)
Distributions to shareholders from net investment income	(36,930)	-
Distributions to shareholders from net realized gain	-	(4,774,547)
Total distributions	(36,930)	(4,774,547)
Share transactions - net increase (decrease)	5,542,508	(10,594,844)
Redemption fees	4,036	847
Total increase (decrease) in net assets	2,330,624	(25,100,764)

Net Assets
Beginning of period	29,912,016	55,012,780
End of period (including undistributed net investment income of $5,602 and accumulated net investment loss of $4, respectively)	$ 32,242,640	$ 29,912,016

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 15.89	$ 16.39	$ 16.62	$ 14.51
Income from Investment Operations
Net investment income (loss) C	.04	.02	.02 F	(.04)	(.07)
Net realized and unrealized gain (loss)	(1.16)	(3.09)	1.83	(.07)	2.71
Total from investment operations	(1.12)	(3.07)	1.85	(.11)	2.64
Distributions from net investment income	(.03)	-	(.05)	-	-
Distributions from net realized gain	-	(1.41)	(2.30)	(.12)	(.53)
Total distributions	(.03)	(1.41)	(2.35)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.26	$ 11.41	$ 15.89	$ 16.39	$ 16.62
Total Return A,B	(9.81)%	(21.24)%	11.67%	(.69)%	18.85%
Ratios to Average Net Assets D,G
Expenses before reductions	1.62%	1.40%	1.42%	1.42%	1.47%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44%
Expenses net of all reductions	1.40%	1.40%	1.39%	1.39%	1.42%
Net investment income (loss)	.42%	.15%	.11% F	(.23)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,010	$ 11,899	$ 19,708	$ 16,935	$ 17,887
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 15.47	$ 16.03	$ 16.29	$ 14.27
Income from Investment Operations
Net investment income (loss) C	.01	(.01)	(.02) F	(.07)	(.11)
Net realized and unrealized gain (loss)	(1.12)	(3.00)	1.79	(.07)	2.66
Total from investment operations	(1.11)	(3.01)	1.77	(.14)	2.55
Distributions from net investment income	(.02)	-	(.03)	-	-
Distributions from net realized gain	-	(1.39)	(2.30)	(.12)	(.53)
Total distributions	(.02)	(1.39)	(2.33)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 9.94	$ 11.07	$ 15.47	$ 16.03	$ 16.29
Total Return A,B	(10.04)%	(21.41)%	11.43%	(.89)%	18.52%
Ratios to Average Net Assets D,G
Expenses before reductions	1.89%	1.64%	1.69%	1.69%	1.75%
Expenses net of fee waivers, if any	1.65%	1.64%	1.65%	1.65%	1.69%
Expenses net of all reductions	1.65%	1.62%	1.61%	1.62%	1.67%
Net investment income (loss)	.17%	(.08)%	(.10)% F	(.46)%	(.70)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,738	$ 9,095	$ 14,787	$ 14,267	$ 16,782
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 14.56	$ 15.26	$ 15.60	$ 13.75
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.10) F	(.15)	(.17)
Net realized and unrealized gain (loss)	(1.06)	(2.81)	1.70	(.07)	2.55
Total from investment operations	(1.09)	(2.88)	1.60	(.22)	2.38
Distributions from net realized gain	-	(1.33)	(2.30)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 9.26	$ 10.35	$ 14.56	$ 15.26	$ 15.60
Total Return A,B	(10.53)%	(21.80)%	10.82%	(1.45)%	17.97%
Ratios to Average Net Assets D,G
Expenses before reductions	2.38%	2.14%	2.20%	2.19%	2.24%
Expenses net of fee waivers, if any	2.15%	2.14%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.14%	2.15%	2.14%	2.16%
Net investment income (loss)	(.33)%	(.60)%	(.64)% F	(.98)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,550	$ 5,090	$ 11,081	$ 14,088	$ 18,862
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 14.59	$ 15.28	$ 15.62	$ 13.77
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.10) F	(.15)	(.17)
Net realized and unrealized gain (loss)	(1.07)	(2.81)	1.71	(.07)	2.55
Total from investment operations	(1.10)	(2.88)	1.61	(.22)	2.38
Distributions from net realized gain	-	(1.34)	(2.30)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 9.27	$ 10.37	$ 14.59	$ 15.28	$ 15.62
Total Return A,B	(10.61)%	(21.77)%	10.88%	(1.45)%	17.94%
Ratios to Average Net Assets D,G
Expenses before reductions	2.38%	2.15%	2.16%	2.12%	2.17%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.12%	2.17%
Expenses net of all reductions	2.15%	2.14%	2.15%	2.12%	2.14%
Net investment income (loss)	(.33)%	(.60)%	(.64)% F	(.95)%	(1.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,955	$ 3,430	$ 8,051	$ 7,160	$ 8,505
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 16.41	$ 16.82	$ 17.01	$ 14.81
Income from Investment Operations
Net investment income (loss) B	.06	.06	.06 E	- G	(.03)
Net realized and unrealized gain (loss)	(1.20)	(3.22)	1.89	(.07)	2.76
Total from investment operations	(1.14)	(3.16)	1.95	(.07)	2.73
Distributions from net investment income	(.04)	-	(.06)	-	-
Distributions from net realized gain	-	(1.41)	(2.30)	(.12)	(.53)
Total distributions	(.04)	(1.41)	(2.36)	(.12)	(.53)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.66	$ 11.84	$ 16.41	$ 16.82	$ 17.01
Total Return A	(9.59)%	(21.09)%	12.04%	(.44)%	19.08%
Ratios to Average Net Assets C,F
Expenses before reductions	1.15%	1.14%	1.15%	1.18%	1.26%
Expenses net of fee waivers, if any	1.15%	1.14%	1.15%	1.15%	1.20%
Expenses net of all reductions	1.15%	1.14%	1.14%	1.14%	1.17%
Net investment income (loss)	.67%	.40%	.36% E	.02%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,990	$ 398	$ 1,385	$ 1,144	$ 1,371
Portfolio turnover rate D	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,491,877
Unrealized depreciation	(4,049,280)
Net unrealized appreciation (depreciation)	$ (1,557,403)
Undistributed ordinary income	$ 5,602
Capital loss carryforward	$ (5,178,091)
Cost for federal income tax purposes	$ 35,286,491

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 36,930	$ 2,279,900
Long-term Capital Gains	-	2,494,647
Total	$ 36,930	$ 4,774,547

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Consumer Discretionary

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,642,758 and $24,462,462, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 25,093	$ 620
Class T	.25%	.25%	33,396	158
Class B	.75%	.25%	35,454	26,685
Class C	.75%	.25%	26,722	2,706
			$ 120,665	$ 30,169

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,438
Class T	1,513
Class B*	8,682
Class C*	137
$ 19,770

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,778.33
Class T	22,187.33
Class B	11,374.32
Class C	8,652.32
Institutional Class	3,748.27
	$ 78,739

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,565 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $107 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 21,880
Class T	1.65%	16,098
Class B	2.15%	8,165
Class C	2.15%	6,136
Institutional Class	1.15%	36
		$ 52,315

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13 for the period.

Consumer Discretionary

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 24,249	$ -
Class T	11,523	-
Institutional Class	1,158	-
Total	$ 36,930	$ -
From net realized gain
Class A	$ -	$ 1,697,903
Class T	-	1,304,169
Class B	-	954,937
Class C	-	712,594
Institutional Class	-	104,944
Total	$ -	$ 4,774,547

10. Share Transactions.

Transactions for each class of shares were as follows:

			Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	816,977	231,645	$ 7,713,175	$ 3,074,782
Reinvestment of distributions	2,650	104,669	22,145	1,531,841
Shares redeemed	(593,853)	(533,803)	(5,358,348)	(7,132,154)
Net increase (decrease)	225,774	(197,489)	$ 2,376,972	$ (2,525,531)
Class T
Shares sold	78,811	113,866	$ 695,608	$ 1,488,704
Reinvestment of distributions	1,356	84,915	11,014	1,207,897
Shares redeemed	(223,538)	(333,215)	(1,973,930)	(4,304,558)
Net increase (decrease)	(143,371)	(134,434)	$ (1,267,308)	$ (1,607,957)
Class B
Shares sold	72,993	34,749	$ 620,027	$ 420,244
Reinvestment of distributions	-	65,209	-	871,754
Shares redeemed	(181,364)	(369,099)	(1,535,455)	(4,475,959)
Net increase (decrease)	(108,371)	(269,141)	$ (915,428)	$ (3,183,961)
Class C
Shares sold	90,426	46,115	$ 763,994	$ 563,853
Reinvestment of distributions	-	37,909	-	507,333
Shares redeemed	(102,729)	(304,893)	(841,041)	(3,642,610)
Net increase (decrease)	(12,303)	(220,869)	$ (77,047)	$ (2,571,424)
Institutional Class
Shares sold	581,111	41,241	$ 5,891,294	$ 586,738
Reinvestment of distributions	104	5,683	903	86,193
Shares redeemed	(52,903)	(97,732)	(466,878)	(1,378,902)
Net increase (decrease)	528,312	(50,808)	$ 5,425,319	$ (705,971)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-8.53%	-1.15%	-5.39%
Class T (incl. 3.50% sales charge)	-6.54%	-0.92%	-5.35%
Class B (incl. contingent deferred sales charge) B	-8.55%	-1.13%	-5.29%
Class C (incl. contingent deferred sales charge) C	-4.70%	-0.73%	-5.44%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -2.95%, -3.15%, -3.73% and -3.74%, respectively (excluding sales charges), topping the -9.17% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock selection in the fund's core areas of semiconductors and semiconductor equipment aided performance. Some out-of-benchmark picks in computer storage and peripherals helped as well. Amkor Technology, the fund's top relative contributor, provides packaging and testing services for the chip industry. Further bolstering our results were Marvell Technology Group, a producer of chips for computer hard-disk drives and smartphones, and MEMC Electronic Materials, which makes silicon wafers for the solar and semiconductor industries. Taiwan Semiconductor Manufacturing and hard-disk drive maker Seagate Technology - both out-of-index positions - also helped. Conversely, unfavorable picks in electrical components/equipment and life science tools/services detracted. Additionally, the fund's foreign holdings were hampered in part by currency fluctuations. Underweighting strong-performing index component Cypress Semiconductor hurt. Other detractors included chip maker Atmel, as well as nanotechnology products developer Arrowhead Research and solar power components maker Renewable Energy, the latter two being out-of-index positions.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Institutional Class shares returned -2.74%, topping the -9.17% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock selection in the fund's core areas of semiconductors and semiconductor equipment aided performance. Some out-of-benchmark picks in computer storage and peripherals helped as well. Amkor Technology, the fund's top relative contributor, provides packaging and testing services for the chip industry. Further bolstering our results were Marvell Technology Group, a producer of chips for computer hard-disk drives and smartphones, and MEMC Electronic Materials, which makes silicon wafers for the solar and semiconductor industries. Taiwan Semiconductor Manufacturing and hard-disk drive maker Seagate Technology - both out-of-index positions - also helped. Conversely, unfavorable picks in electrical components/equipment and life science tools/services detracted. Additionally, the fund's foreign holdings were hampered in part by currency fluctuations. Underweighting strong-performing index component Cypress Semiconductor hurt. Other detractors included chip maker Atmel, as well as nanotechnology products developer Arrowhead Research and solar power components maker Renewable Energy, the latter two being out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Electronics

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,631.20	$ 9.13
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,627.20	$ 10.75
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,624.70	$ 13.99
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,622.00	$ 13.98
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,630.40	$ 7.50
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	23.5	24.0
Texas Instruments, Inc.	9.3	10.1
Applied Materials, Inc.	6.0	7.4
Marvell Technology Group Ltd.	3.4	3.2
Micron Technology, Inc.	3.1	1.5
Atmel Corp.	2.5	1.3
National Semiconductor Corp.	2.3	2.4
Analog Devices, Inc.	2.3	2.9
Fairchild Semiconductor International, Inc.	1.9	0.9
NVIDIA Corp.	1.9	1.3
	56.2
Top Industries (% of fund's net assets)
As of July 31, 2009
Semiconductors & Semiconductor Equipment	85.3%
Electronic Equipment & Components	3.8%
Computers & Peripherals	3.2%
Communications Equipment	1.8%
Electrical Equipment	0.4%
All Others*	5.5%

As of January 31, 2009
Semiconductors & Semiconductor Equipment	86.2%
Electronic Equipment & Components	4.5%
Communications Equipment	2.6%
Electrical Equipment	1.6%
Computers & Peripherals	1.0%
All Others*	4.1%

* Includes short-term investments and net other assets.

Electronics

Advisor Electronics Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.5%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	1,000	$ 22,010
QUALCOMM, Inc.	4,100	189,461
		211,471
COMPUTERS & PERIPHERALS - 3.2%
Computer Hardware - 1.6%
Dell, Inc. (a)	9,970	133,399
Hewlett-Packard Co.	2,300	99,590
		232,989
Computer Storage & Peripherals - 1.6%
SanDisk Corp. (a)	4,166	74,238
Seagate Technology	10,900	131,236
Western Digital Corp. (a)	500	15,125
		220,599
TOTAL COMPUTERS & PERIPHERALS		453,588
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Motech Industries, Inc.	1	4
Sunpower Corp. Class B (a)	1,700	46,410
		46,414
ELECTRONIC EQUIPMENT & COMPONENTS - 3.6%
Electronic Components - 0.6%
Everlight Electronics Co. Ltd.	14,559	40,602
Vishay Intertechnology, Inc. (a)	6,300	44,793
		85,395
Electronic Manufacturing Services - 1.6%
DDi Corp. (a)	3,344	16,051
Flextronics International Ltd. (a)	24,700	131,404
Jabil Circuit, Inc.	5,304	48,585
Tyco Electronics Ltd.	1,700	36,499
		232,539
Technology Distributors - 1.4%
Arrow Electronics, Inc. (a)	2,100	54,117
Avnet, Inc. (a)	5,621	137,152
		191,269
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		509,203
HOUSEHOLD DURABLES - 0.4%
Consumer Electronics - 0.4%
Harman International Industries, Inc.	2,000	49,360
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	23,885

	Shares	Value
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	2,600	$ 2,534
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 84.1%
Semiconductor Equipment - 18.1%
Advanced Energy Industries, Inc. (a)	200	2,406
Aixtron AG	3,100	50,810
Amkor Technology, Inc. (a)	38,400	240,384
Applied Materials, Inc.	62,000	855,600
ASML Holding NV (NY Shares)	6,730	175,047
ATMI, Inc. (a)	1,500	27,285
Brooks Automation, Inc. (a)	300	1,779
Cabot Microelectronics Corp. (a)	100	3,392
Cohu, Inc.	100	1,213
Cymer, Inc. (a)	4,400	150,524
Entegris, Inc. (a)	600	2,238
FEI Co. (a)	200	4,900
FormFactor, Inc. (a)	5,250	121,013
KLA-Tencor Corp.	2,930	93,408
Kulicke & Soffa Industries, Inc. (a)	9,365	54,973
Lam Research Corp. (a)	8,290	249,197
LTX-Credence Corp. (a)	1,044	940
Mattson Technology, Inc. (a)	16,930	25,564
MEMC Electronic Materials, Inc. (a)	9,846	173,487
MKS Instruments, Inc. (a)	1,295	25,084
Teradyne, Inc. (a)	2,500	19,700
Tessera Technologies, Inc. (a)	300	8,427
Ultratech, Inc. (a)	100	1,191
Varian Semiconductor Equipment Associates, Inc. (a)	6,000	192,240
Veeco Instruments, Inc. (a)	200	3,768
Verigy Ltd. (a)	6,700	89,043
		2,573,613
Semiconductors - 66.0%
Actel Corp. (a)	100	1,114
Advanced Analogic Technologies, Inc. (a)	7,130	34,367
Advanced Micro Devices, Inc. (a)	9,900	36,234
Altera Corp.	1,800	33,642
Analog Devices, Inc.	11,800	322,966
Applied Micro Circuits Corp. (a)	1,900	16,435
ARM Holdings PLC sponsored ADR	15,700	100,323
Atheros Communications, Inc. (a)	1,000	25,000
Atmel Corp. (a)	86,500	360,705
AuthenTec, Inc. (a)	2,800	6,860
Broadcom Corp. Class A (a)	8,050	227,252
California Micro Devices Corp. (a)	12,426	39,763
Chartered Semiconductor Manufacturing Ltd. (a)	3,700	5,759
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,914	45,896
Cirrus Logic, Inc. (a)	2,309	12,422
Cree, Inc. (a)	400	12,824
Cypress Semiconductor Corp. (a)	7,100	75,402
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Diodes, Inc. (a)	200	$ 3,692
DSP Group, Inc. (a)	200	1,742
Exar Corp. (a)	200	1,406
Fairchild Semiconductor International, Inc. (a)	30,500	269,315
Global Unichip Corp.	5,596	30,700
Himax Technologies, Inc. sponsored ADR	10,800	41,256
Infineon Technologies AG (a)	38,200	154,324
Infineon Technologies AG rights 8/3/09 (a)	34,700	16,266
Inotera Memories, Inc. sponsored ADR (a)(c)	5,600	29,186
Intel Corp.	173,490	3,339,679
International Rectifier Corp. (a)	9,053	149,918
Intersil Corp. Class A	2,500	35,925
Linear Technology Corp.	2,800	75,236
LSI Corp. (a)	4,600	23,828
Marvell Technology Group Ltd. (a)	35,950	479,573
Maxim Integrated Products, Inc.	4,200	74,424
Microchip Technology, Inc.	3,200	86,176
Micron Technology, Inc. (a)	69,730	445,575
Microsemi Corp. (a)	3,100	42,315
Monolithic Power Systems, Inc. (a)	200	4,438
National Semiconductor Corp.	22,000	331,320
Netlogic Microsystems, Inc. (a)	100	3,974
NVIDIA Corp. (a)	20,300	262,479
O2Micro International Ltd. sponsored ADR (a)	2,700	13,986
Omnivision Technologies, Inc. (a)	1,100	14,553
ON Semiconductor Corp. (a)	24,529	179,062
PMC-Sierra, Inc. (a)	5,400	49,410
Rambus, Inc. (a)	500	8,465
Samsung Electronics Co. Ltd.	150	88,820
Semiconductor Manufacturing International Corp. sponsored ADR (a)	6,900	18,285
Semtech Corp. (a)	400	7,360
Sigma Designs, Inc. (a)	100	1,617
Silicon Image, Inc. (a)	4,955	12,140
Silicon Laboratories, Inc. (a)	300	12,849
Silicon Storage Technology, Inc. (a)	500	940
Standard Microsystems Corp. (a)	2,100	48,720
STATS ChipPAC Ltd. (a)	73,000	38,042
STMicroelectronics NV (NY Shares)	1,500	11,385
Supertex, Inc. (a)	60	1,383
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,744	60,140
Texas Instruments, Inc.	54,900	1,320,345
TriQuint Semiconductor, Inc. (a)	800	5,744
Volterra Semiconductor Corp. (a)	200	3,318

	Shares	Value
Xilinx, Inc.	9,900	$ 214,731
Zoran Corp. (a)	300	3,456
		9,374,462
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		11,948,075
SOFTWARE - 0.1%
Application Software - 0.1%
Mentor Graphics Corp. (a)	2,629	18,245
TOTAL COMMON STOCKS (Cost $14,266,418)		13,262,775
Convertible Bonds - 1.8%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Lucent Technologies, Inc. 2.875% 6/15/25	$ 50,000	39,233
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Sunpower Corp. 4.75% 4/15/14	10,000	13,290
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Manufacturing Services - 0.2%
TTM Technologies, Inc. 3.25% 5/15/15	30,000	25,809
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
Semiconductors - 1.2%
Advanced Micro Devices, Inc. 6% 5/1/15	220,000	133,100
Xilinx, Inc. 3.125% 3/15/37	60,000	47,400
		180,500
TOTAL CONVERTIBLE BONDS (Cost $172,539)		258,832
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 0.37% (b) (Cost $627,002)	627,002	627,002
Cash Equivalents - 0.2%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.19%, dated 7/31/09 due 8/3/09 (Collateralized by U.S. Treasury Obligations) # (Cost $33,000)	$ 33,001	$ 33,000
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $15,098,959)		14,181,609
NET OTHER ASSETS - 0.2%		26,585
NET ASSETS - 100%		$ 14,208,194
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,186 or 0.2% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$33,000 due 8/03/09 at 0.19%
BNP Paribas Securities Corp.	$ 1,486
Barclays Capital, Inc.	5,754
Credit Suisse Securities (USA) LLC	1,509
Deutsche Bank Securities, Inc.	4,833
HSBC Securities (USA), Inc.	6,288
ING Financial Markets LLC	6,905
J.P. Morgan Securities, Inc.	1,046
Mizuho Securities USA, Inc.	1,151
Morgan Stanley & Co., Inc.	1,151
Societe Generale, New York Branch	2,877
$ 33,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,292
Fidelity Securities Lending Cash Central Fund	19
Total	$ 3,311
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 49,360	$ 49,360	$ -	$ -
Health Care	23,885	-	23,885	-
Industrials	46,414	46,414	-	-
Information Technology	13,140,582	12,940,806	199,776	-
Materials	2,534	2,534	-	-
Cash Equivalents	33,000	-	33,000	-
Corporate Bonds	258,832	-	258,832	-
Money Market Funds	627,002	627,002	-	-
Total Investments in Securities:	$ 14,181,609	$ 13,666,116	$ 515,493	$ -
United States of America	87.4%
Bermuda	3.4%
Singapore	2.1%
Germany	1.6%
Cayman Islands	1.5%
Netherlands	1.3%
Taiwan	1.1%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information

At July 31, 2009, the fund had a capital loss carryforward of approximately $12,832,682 of which $4,774,109, $2,265,871, $279,201, $310,663 and $5,202,838 will expire on July 31, 2011, 2012, 2013, 2016 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $2,011,669 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $33,000) - See accompanying schedule: Unaffiliated issuers (cost $14,471,957)	$ 13,554,607
Fidelity Central Funds (cost $627,002)	627,002
Total Investments (cost $15,098,959)		$ 14,181,609
Cash		7,029
Receivable for investments sold		59,977
Receivable for fund shares sold		290,782
Dividends receivable		9,325
Interest receivable		4,463
Distributions receivable from Fidelity Central Funds		148
Prepaid expenses		42
Receivable from investment adviser for expense reductions		8,412
Other receivables		3
Total assets		14,561,790

Liabilities
Payable for investments purchased	$ 289,647
Payable for fund shares redeemed	10,888
Accrued management fee	5,753
Distribution fees payable	5,684
Other affiliated payables	3,578
Other payables and accrued expenses	38,046
Total liabilities		353,596

Net Assets		$ 14,208,194
Net Assets consist of:
Paid in capital		$ 30,441,535
Undistributed net investment income		33,992
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,349,966)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(917,367)
Net Assets		$ 14,208,194

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,432,735 ÷ 824,831 shares)	$ 6.59

Maximum offering price per share (100/94.25 of $6.59)	$ 6.99
Class T: Net Asset Value and redemption price per share ($4,195,215 ÷ 649,598 shares)	$ 6.46

Maximum offering price per share (100/96.50 of $6.46)	$ 6.69
Class B: Net Asset Value and offering price per share ($1,196,587 ÷ 193,287 shares) A	$ 6.19

Class C: Net Asset Value and offering price per share ($3,016,214 ÷ 487,759 shares) A	$ 6.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($367,443 ÷ 54,421 shares)	$ 6.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Electronics

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 169,557
Interest		31,978
Income from Fidelity Central Funds		3,311
Total income		204,846

Expenses
Management fee	$ 55,064
Transfer agent fees	33,932
Distribution fees	57,204
Accounting and security lending fees	3,800
Custodian fees and expenses	22,887
Independent trustees' compensation	65
Registration fees	50,693
Audit	50,445
Legal	120
Miscellaneous	1,380
Total expenses before reductions	275,590
Expense reductions	(105,465)	170,125
Net investment income (loss)		34,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,410,322)
Foreign currency transactions	(1,936)
Total net realized gain (loss)		(3,412,258)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,662,786
Assets and liabilities in foreign currencies	95
Total change in net unrealized appreciation (depreciation)		2,662,881
Net gain (loss)		(749,377)
Net increase (decrease) in net assets resulting from operations		$ (714,656)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,721	$ (90,535)
Net realized gain (loss)	(3,412,258)	(4,347,575)
Change in net unrealized appreciation (depreciation)	2,662,881	(2,232,309)
Net increase (decrease) in net assets resulting from operations	(714,656)	(6,670,419)
Share transactions - net increase (decrease)	612,433	(8,363,960)
Redemption fees	572	266
Total increase (decrease) in net assets	(101,651)	(15,034,113)

Net Assets
Beginning of period	14,309,845	29,343,958
End of period (including undistributed net investment income of $33,992 and $0, respectively)	$ 14,208,194	$ 14,309,845

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.79	$ 9.11	$ 7.38	$ 8.04	$ 6.58
Income from Investment Operations
Net investment income (loss) C	.04	- G	(.03)	(.04)	(.07)
Net realized and unrealized gain (loss)	(.24)	(2.32)	1.76	(.62)	1.53
Total from investment operations	(.20)	(2.32)	1.73	(.66)	1.46
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.59	$ 6.79	$ 9.11	$ 7.38	$ 8.04
Total Return A,B	(2.95)%	(25.47)%	23.44%	(8.21)%	22.19%
Ratios to Average Net Assets D,F
Expenses before reductions	2.44%	1.72%	1.60%	1.50%	1.59%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.45%
Expenses net of all reductions	1.40%	1.39%	1.38%	1.36%	1.38%
Net investment income (loss)	.69%	(.02)%	(.35)%	(.52)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,433	$ 3,970	$ 7,551	$ 7,916	$ 11,397
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 8.98	$ 7.29	$ 7.96	$ 6.53
Income from Investment Operations
Net investment income (loss) C	.02	(.02)	(.05)	(.06)	(.08)
Net realized and unrealized gain (loss)	(.23)	(2.29)	1.74	(.61)	1.51
Total from investment operations	(.21)	(2.31)	1.69	(.67)	1.43
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.46	$ 6.67	$ 8.98	$ 7.29	$ 7.96
Total Return A,B	(3.15)%	(25.72)%	23.18%	(8.42)%	21.90%
Ratios to Average Net Assets D,F
Expenses before reductions	2.77%	2.02%	1.89%	1.82%	1.89%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.69%
Expenses net of all reductions	1.65%	1.64%	1.64%	1.61%	1.61%
Net investment income (loss)	.44%	(.27)%	(.60)%	(.77)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,195	$ 4,635	$ 8,103	$ 9,048	$ 12,085
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.43	$ 8.70	$ 7.10	$ 7.78	$ 6.42
Income from Investment Operations
Net investment income (loss) C	- G	(.06)	(.09)	(.10)	(.12)
Net realized and unrealized gain (loss)	(.24)	(2.21)	1.69	(.58)	1.48
Total from investment operations	(.24)	(2.27)	1.60	(.68)	1.36
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.19	$ 6.43	$ 8.70	$ 7.10	$ 7.78
Total Return A,B	(3.73)%	(26.09)%	22.54%	(8.74)%	21.18%
Ratios to Average Net Assets D,F
Expenses before reductions	3.22%	2.48%	2.36%	2.29%	2.41%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.21%
Expenses net of all reductions	2.15%	2.14%	2.13%	2.11%	2.13%
Net investment income (loss)	(.06)%	(.77)%	(1.10)%	(1.27)%	(1.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,197	$ 2,027	$ 4,572	$ 6,123	$ 8,963
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.42	$ 8.69	$ 7.09	$ 7.77	$ 6.41
Income from Investment Operations
Net investment income (loss) C	- G	(.06)	(.09)	(.10)	(.11)
Net realized and unrealized gain (loss)	(.24)	(2.21)	1.69	(.58)	1.47
Total from investment operations	(.24)	(2.27)	1.60	(.68)	1.36
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.18	$ 6.42	$ 8.69	$ 7.09	$ 7.77
Total Return A,B	(3.74)%	(26.12)%	22.57%	(8.75)%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	3.21%	2.47%	2.34%	2.26%	2.31%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.18%
Expenses net of all reductions	2.15%	2.14%	2.13%	2.11%	2.11%
Net investment income (loss)	(.06)%	(.77)%	(1.10)%	(1.27)%	(1.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,016	$ 3,325	$ 8,389	$ 7,009	$ 11,058
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.94	$ 9.30	$ 7.51	$ 8.15	$ 6.65
Income from Investment Operations
Net investment income (loss) B	.05	.02	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss)	(.24)	(2.38)	1.80	(.62)	1.55
Total from investment operations	(.19)	(2.36)	1.79	(.64)	1.50
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 6.75	$ 6.94	$ 9.30	$ 7.51	$ 8.15
Total Return A	(2.74)%	(25.38)%	23.83%	(7.85)%	22.56%
Ratios to Average Net Assets C,E
Expenses before reductions	2.16%	1.47%	1.26%	1.11%	1.16%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.11%	1.16%
Expenses net of all reductions	1.15%	1.14%	1.13%	1.07%	1.08%
Net investment income (loss)	.94%	.23%	(.10)%	(.23)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367	$ 353	$ 730	$ 750	$ 899
Portfolio turnover rate D	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Electronics

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,768,361
Unrealized depreciation	(3,184,922)
Net unrealized appreciation (depreciation)	$ (1,416,561)
Undistributed ordinary income	$ 27,572
Capital loss carryforward	$ (12,832,682)
Cost for federal income tax purposes	$ 15,598,170

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,256,381 and $9,054,538, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,374	$ 202
Class T	.25%	.25%	15,986	152
Class B	.75%	.25%	11,254	8,471
Class C	.75%	.25%	22,590	1,350
			$ 57,204	$ 10,175

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,636
Class T	1,113
Class B*	4,193
Class C*	85
$ 9,027

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Electronics

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,685.33
Class T	12,326.38
Class B	3,672.33
Class C	7,460.33
Institutional Class	789.33
	$ 33,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $925 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $19.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 30,793
Class T	1.65%	35,853
Class B	2.15%	12,082
Class C	2.15%	24,086
Institutional Class	1.15%	2,401
		$ 105,215

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $250 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	454,229	161,701	$ 2,515,743	$ 1,242,418
Shares redeemed	(214,204)	(405,321)	(1,126,041)	(3,221,767)
Net increase (decrease)	240,025	(243,620)	$ 1,389,702	$ (1,979,349)
Class T
Shares sold	211,424	93,832	$ 1,046,750	$ 747,770
Shares redeemed	(256,279)	(301,416)	(1,247,787)	(2,324,905)
Net increase (decrease)	(44,855)	(207,584)	$ (201,037)	$ (1,577,135)
Class B
Shares sold	57,656	35,607	$ 278,136	$ 276,103
Shares redeemed	(179,676)	(246,055)	(832,636)	(1,804,727)
Net increase (decrease)	(122,020)	(210,448)	$ (554,500)	$ (1,528,624)
Class C
Shares sold	132,135	107,517	$ 684,005	$ 865,728
Shares redeemed	(162,035)	(555,338)	(721,474)	(3,939,431)
Net increase (decrease)	(29,900)	(447,821)	$ (37,469)	$ (3,073,703)
Institutional Class
Shares sold	29,924	9,123	$ 158,084	$ 82,426
Shares redeemed	(26,319)	(36,772)	(142,347)	(287,575)
Net increase (decrease)	3,605	(27,649)	$ 15,737	$ (205,149)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Electronics

Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	-42.37%	8.27%	8.07%
Class T (incl. 3.50% sales charge) C	-41.13%	8.55%	8.10%
Class B (incl. contingent deferred sales charge) A,C	-41.84%	8.48%	8.15%
Class C (incl. contingent deferred sales charge) B,C	-39.81%	8.78%	7.94%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Energy operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Energy

Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the 12 months ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -38.86%, -38.99%, -39.31% and -39.31%, respectively (excluding sales charges), lagging the S&P 500® and the -30.31% return of the MSCI® US Investable Market Energy Index. Energy stocks suffered setbacks along with much of the market during the period's first half. The fund's fairly aggressive positioning in mid- and smaller-sized company stocks, along with a large underweighting in stronger-performing integrated oil stocks, led to its underperformance versus the MSCI index, though it regained momentum during the period's final months. The biggest detractor was a sizable underweighting in index giant Exxon Mobil. Large positions in drill-rig manufacturer National Oilwell Varco and rig leasing company Nabors Industries also dampened results. An overweighting in the poorly-performing refining/marketing group hurt, highlighted by a big position in refiner Valero Energy. A major stake in coal producer Peabody Energy also disappointed. I sold the position. Brighter spots included large stakes in low-cost natural gas exploration/production companies Range Resources and Southwestern Energy. Coal producer Massey Energy also contributed, as did underweighting integrated oil producer ConocoPhillips when the stock faltered amid the company's financial difficulties and falling oil prices.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the 12 months ending July 31, 2009, the fund's Institutional Class shares returned -38.68%, lagging the S&P 500® and the -30.31% return of the MSCI® US Investable Market Energy Index. Energy stocks suffered setbacks along with much of the market during the period's first half. The fund's fairly aggressive positioning in mid- and smaller-sized company stocks, along with a large underweighting in stronger-performing integrated oil stocks, led to its underperformance versus the MSCI index, though it regained momentum during the period's final months. The biggest detractor was a sizable underweighting in index giant Exxon Mobil. Large positions in drill-rig manufacturer National Oilwell Varco and rig leasing company Nabors Industries also dampened results. An overweighting in the poorly-performing refining/marketing group hurt, highlighted by a big position in refiner Valero Energy. A major stake in coal producer Peabody Energy also disappointed. I sold the position. Brighter spots included large stakes in low-cost natural gas exploration/production companies Range Resources and Southwestern Energy. Coal producer Massey Energy also contributed, as did underweighting integrated oil producer ConocoPhillips when the stock faltered amid the company's financial difficulties and falling oil prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,246.10	$ 6.91
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.48%
Actual		$ 1,000.00	$ 1,245.10	$ 8.24
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.99%
Actual		$ 1,000.00	$ 1,241.40	$ 11.06
Hypothetical A		$ 1,000.00	$ 1,014.93	$ 9.94
Class C	1.98%
Actual		$ 1,000.00	$ 1,241.80	$ 11.01
Hypothetical A		$ 1,000.00	$ 1,014.98	$ 9.89
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,247.90	$ 5.41
Hypothetical A		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Energy

Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Occidental Petroleum Corp.	6.2	4.8
Schlumberger Ltd.	5.8	2.3
Southwestern Energy Co.	4.9	4.8
Petrohawk Energy Corp.	4.0	2.9
Transocean Ltd.	3.8	2.5
Marathon Oil Corp.	3.5	2.4
Chevron Corp.	3.4	3.2
Noble Corp.	3.3	4.9
Weatherford International Ltd.	3.3	1.7
Range Resources Corp.	3.2	4.2
	41.4
Top Industries (% of fund's net assets)
As of July 31, 2009
Oil, Gas & Consumable Fuels	58.0%
Energy Equipment & Services	37.0%
Electrical Equipment	3.1%
Gas Utilities	1.1%
Construction & Engineering	0.5%
All Others*	0.3%

As of January 31, 2009
Oil, Gas & Consumable Fuels	69.1%
Energy Equipment & Services	26.1%
Electrical Equipment	1.9%
Gas Utilities	1.0%
Construction & Engineering	0.7%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Energy Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	16,062	$ 143,916
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	65,300	2,675,994
ELECTRICAL EQUIPMENT - 3.0%
Electrical Components & Equipment - 2.8%
centrotherm photovoltaics AG (a)	25,223	1,305,671
Energy Conversion Devices, Inc. (a)(c)	103,019	1,466,991
Evergreen Solar, Inc. (a)(c)	242,942	510,178
First Solar, Inc. (a)(c)	35,000	5,403,650
JA Solar Holdings Co. Ltd. ADR (a)(c)	959,395	4,614,690
Q-Cells SE (a)(c)	16,793	302,289
Sunpower Corp.:
Class A (a)	22,200	714,840
Class B (a)	94,500	2,579,850
		16,898,159
Heavy Electrical Equipment - 0.2%
Vestas Wind Systems AS (a)	12,700	894,486
TOTAL ELECTRICAL EQUIPMENT		17,792,645
ENERGY EQUIPMENT & SERVICES - 37.0%
Oil & Gas Drilling - 14.5%
Atwood Oceanics, Inc. (a)	305,546	8,811,947
Diamond Offshore Drilling, Inc.	100	8,987
ENSCO International, Inc.	35,400	1,341,306
Helmerich & Payne, Inc.	285,453	9,808,165
Hercules Offshore, Inc. (a)	164,594	780,176
Nabors Industries Ltd. (a)	740,822	12,608,790
Noble Corp.	584,243	19,782,468
Patterson-UTI Energy, Inc.	116,517	1,609,100
Pride International, Inc. (a)	188,287	4,720,355
Seadrill Ltd.	205,100	3,291,260
Songa Offshore Se (a)	89,000	320,763
Transocean Ltd. (a)	286,264	22,812,378
		85,895,695
Oil & Gas Equipment & Services - 22.5%
Baker Hughes, Inc.	5,500	222,750
Basic Energy Services, Inc. (a)	33,140	223,695
BJ Services Co.	943,674	13,381,297
Cameron International Corp. (a)	20,200	630,846
Complete Production Services, Inc. (a)	37,254	307,718
Core Laboratories NV	23,200	1,994,272
Dresser-Rand Group, Inc. (a)	35,900	1,045,049
Dril-Quip, Inc. (a)	112,455	4,755,722
Exterran Holdings, Inc. (a)	77,875	1,354,246
FMC Technologies, Inc. (a)	112,900	4,911,150
Fugro NV (Certificaten Van Aandelen) unit	1,693	75,972
Global Industries Ltd. (a)	328,703	2,245,041
Halliburton Co.	371,660	8,209,969

	Shares	Value
Helix Energy Solutions Group, Inc. (a)	69,700	$ 731,153
Hornbeck Offshore Services, Inc. (a)	41,015	893,307
Key Energy Services, Inc. (a)	56,200	390,028
Lufkin Industries, Inc.	7,190	326,426
National Oilwell Varco, Inc. (a)	390,457	14,033,025
Newpark Resources, Inc. (a)	19,781	52,024
Oceaneering International, Inc. (a)	132,100	6,726,532
Oil States International, Inc. (a)	39,300	1,065,816
Schlumberger Ltd.	643,600	34,432,600
Smith International, Inc.	154,300	3,877,559
Superior Energy Services, Inc. (a)	174,884	2,901,326
Tenaris SA sponsored ADR	107,100	3,247,272
Tidewater, Inc.	46,959	2,113,155
TSC Offshore Group Ltd. (a)	1,258,000	219,140
Weatherford International Ltd. (a)	1,053,164	19,757,357
Willbros Group, Inc. (a)	263,094	3,628,066
		133,752,513
TOTAL ENERGY EQUIPMENT & SERVICES		219,648,208
GAS UTILITIES - 1.1%
Gas Utilities - 1.1%
EQT Corp.	56,300	2,160,794
Questar Corp.	122,000	4,034,540
Zhongyu Gas Holdings Ltd. (a)	6,538,000	455,560
		6,650,894
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Teck Resources Ltd. Class B (sub. vtg.)	59,900	1,576,243
MULTI-UTILITIES - 0.0%
Multi-Utilities - 0.0%
Sempra Energy	4	210
OIL, GAS & CONSUMABLE FUELS - 58.0%
Coal & Consumable Fuels - 8.6%
Alpha Natural Resources, Inc. (a)	81,700	2,721,427
Arch Coal, Inc.	523,385	9,112,133
CONSOL Energy, Inc.	229,613	8,158,150
Foundation Coal Holdings, Inc.	356,286	12,801,356
Massey Energy Co.	655,644	17,440,130
PT Bumi Resources Tbk	2,851,800	804,541
		51,037,737
Integrated Oil & Gas - 16.0%
Chevron Corp.	293,300	20,375,551
ConocoPhillips	141,346	6,178,234
Exxon Mobil Corp.	831	58,494
Hess Corp.	119,750	6,610,200
Marathon Oil Corp.	635,253	20,486,909
Occidental Petroleum Corp.	517,600	36,925,578
Suncor Energy, Inc.	146,900	4,750,542
		95,385,508
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 29.6%
Anadarko Petroleum Corp.	222,600	$ 10,729,320
Apache Corp.	120,100	10,082,395
Berry Petroleum Co. Class A	74,901	1,776,652
Cabot Oil & Gas Corp.	506,702	17,800,441
Canadian Natural Resources Ltd.	94,300	5,668,416
Chesapeake Energy Corp.	663,546	14,226,426
Comstock Resources, Inc. (a)	189,211	7,284,624
Concho Resources, Inc. (a)	96,998	2,977,839
Denbury Resources, Inc. (a)	369,243	6,129,434
EOG Resources, Inc.	1,284	95,055
EXCO Resources, Inc. (a)	528,347	7,259,488
Forest Oil Corp. (a)	41,200	694,220
Newfield Exploration Co. (a)	52,650	2,070,725
Niko Resources Ltd.	16,500	1,162,436
Noble Energy, Inc.	7,400	452,288
Oil Search Ltd.	349,202	1,647,092
OPTI Canada, Inc. (a)(c)	144,200	210,140
Petrobank Energy & Resources Ltd. (a)	25,100	763,705
Petrohawk Energy Corp. (a)	971,626	23,591,079
Plains Exploration & Production Co. (a)	276,469	7,920,837
Quicksilver Resources, Inc. (a)(c)	210,500	2,412,330
Range Resources Corp.	412,988	19,166,773
SandRidge Energy, Inc. (a)	51,550	481,993
Southwestern Energy Co. (a)	704,100	29,170,863
Talisman Energy, Inc.	5,000	77,273
Ultra Petroleum Corp. (a)	41,200	1,817,744
		175,669,588
Oil & Gas Refining & Marketing - 3.1%
Frontier Oil Corp.	326,359	4,536,390
Holly Corp.	244,079	5,191,560
Sunoco, Inc.	110,300	2,723,307
Tesoro Corp.	133,876	1,752,437
Valero Energy Corp.	225,563	4,060,134
		18,263,828

	Shares	Value
Oil & Gas Storage & Transport - 0.7%
El Paso Corp.	298,100	$ 2,998,886
Williams Companies, Inc.	83,877	1,399,907
		4,398,793
TOTAL OIL, GAS & CONSUMABLE FUELS		344,755,454
TOTAL COMMON STOCKS (Cost $575,114,875)		593,243,564
Convertible Bonds - 0.1%
Principal Amount
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Sunpower Corp. 4.75% 4/15/14 (Cost $320,000)	$ 320,000	425,280
Money Market Funds - 2.7%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(d) (Cost $16,132,988)	16,132,988	16,132,988
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $591,567,863)		609,801,832
NET OTHER ASSETS - (2.7)%		(15,754,586)
NET ASSETS - 100%		$ 594,047,246
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 67,263
Fidelity Securities Lending Cash Central Fund	260,635
Total	$ 327,898
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$ 564,403,662	$ 564,403,662	$ -	$ -
Industrials	20,612,555	20,612,555	-	-
Materials	1,576,243	1,576,243	-	-
Utilities	6,651,104	6,651,104	-	-
Corporate Bonds	425,280	-	425,280	-
Money Market Funds	16,132,988	16,132,988	-	-
Total Investments in Securities:	$ 609,801,832	$ 609,376,552	$ 425,280	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.7%
Switzerland	10.4%
Netherlands Antilles	5.8%
Canada	2.8%
Others (individually less than 1%)	3.3%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $106,222,894 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $79,621,140 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Energy

Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,613,637) - See accompanying schedule: Unaffiliated issuers (cost $575,434,875)	$ 593,668,844
Fidelity Central Funds (cost $16,132,988)	16,132,988
Total Investments (cost $591,567,863)		$ 609,801,832
Receivable for investments sold		8,745,983
Receivable for fund shares sold		624,703
Dividends receivable		170,103
Interest receivable		3,631
Distributions receivable from Fidelity Central Funds		10,611
Prepaid expenses		2,220
Other receivables		941
Total assets		619,360,024

Liabilities
Payable to custodian bank	$ 941,099
Payable for investments purchased	5,895,387
Payable for fund shares redeemed	1,622,339
Accrued management fee	260,687
Distribution fees payable	234,627
Other affiliated payables	182,812
Other payables and accrued expenses	42,839
Collateral on securities loaned, at value	16,132,988
Total liabilities		25,312,778

Net Assets		$ 594,047,246
Net Assets consist of:
Paid in capital		$ 784,094,022
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(208,278,596)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,231,928
Net Assets		$ 594,047,246

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($216,595,298 ÷ 8,387,697 shares)	$ 25.82

Maximum offering price per share (100/94.25 of $25.82)	$ 27.40
Class T: Net Asset Value and redemption price per share ($224,375,948 ÷ 8,477,233 shares)	$ 26.47

Maximum offering price per share (100/96.50 of $26.47)	$ 27.43
Class B: Net Asset Value and offering price per share ($47,795,293 ÷ 1,952,217 shares)A	$ 24.48

Class C: Net Asset Value and offering price per share ($86,649,865 ÷ 3,514,920 shares)A	$ 24.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,630,842 ÷ 694,381 shares)	$ 26.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Energy

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 5,736,564
Interest		3,658
Income from Fidelity Central Funds		327,898
Total income		6,068,120

Expenses
Management fee	$ 3,178,324
Transfer agent fees	1,772,403
Distribution fees	2,918,713
Accounting and security lending fees	214,986
Custodian fees and expenses	34,973
Independent trustees' compensation	3,527
Registration fees	120,752
Audit	54,744
Legal	3,977
Interest	2,024
Miscellaneous	36,597
Total expenses before reductions	8,341,020
Expense reductions	(16,532)	8,324,488
Net investment income (loss)		(2,256,368)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(205,504,221)
Foreign currency transactions	(156,579)
Total net realized gain (loss)		(205,660,800)
Change in net unrealized appreciation (depreciation) on: Investment securities	(183,346,663)
Assets and liabilities in foreign currencies	49
Total change in net unrealized appreciation (depreciation)		(183,346,614)
Net gain (loss)		(389,007,414)
Net increase (decrease) in net assets resulting from operations		$ (391,263,782)
Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,256,368)	$ (6,384,696)
Net realized gain (loss)	(205,660,800)	190,336,922
Change in net unrealized appreciation (depreciation)	(183,346,614)	(81,040,623)
Net increase (decrease) in net assets resulting from operations	(391,263,782)	102,911,603
Distributions to shareholders from net realized gain	(137,595,735)	(64,657,747)
Share transactions - net increase (decrease)	82,598,513	82,916,045
Redemption fees	78,335	43,632
Total increase (decrease) in net assets	(446,182,669)	121,213,533

Net Assets
Beginning of period	1,040,229,915	919,016,382
End of period (including accumulated net investment loss of $108 and accumulated net investment loss of $795, respectively)	$ 594,047,246	$ 1,040,229,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 50.24	$ 48.28	$ 46.39	$ 40.93	$ 29.12
Income from Investment Operations
Net investment income (loss) C	(.04)	(.17)	(.02) F	(.04)	.06
Net realized and unrealized gain (loss)	(17.48)	5.59	8.42	12.30	12.21
Total from investment operations	(17.52)	5.42	8.40	12.26	12.27
Distributions from net investment income	-	-	-	-	(.06)
Distributions from net realized gain	(6.90)	(3.46)	(6.51)	(6.81)	(.41)
Total distributions	(6.90)	(3.46)	(6.51)	(6.81)	(.47)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 25.82	$ 50.24	$ 48.28	$ 46.39	$ 40.93
Total Return A,B	(38.86)%	11.52%	22.08%	32.90%	42.69%
Ratios to Average Net Assets D,G
Expenses before reductions	1.22%	1.14%	1.19%	1.21%	1.25%
Expenses net of fee waivers, if any	1.22%	1.14%	1.19%	1.21%	1.25%
Expenses net of all reductions	1.21%	1.14%	1.19%	1.17%	1.19%
Net investment income (loss)	(.14)%	(.32)%	(.05)% F	(.09)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,595	$ 355,200	$ 268,108	$ 204,391	$ 90,342
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 51.40	$ 49.26	$ 47.18	$ 41.46	$ 29.52
Income from Investment Operations
Net investment income (loss) C	(.10)	(.29)	(.11) F	(.13)	- H
Net realized and unrealized gain (loss)	(17.93)	5.72	8.61	12.49	12.37
Total from investment operations	(18.03)	5.43	8.50	12.36	12.37
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	(6.90)	(3.29)	(6.42)	(6.65)	(.41)
Total distributions	(6.90)	(3.29)	(6.42)	(6.65)	(.44)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 26.47	$ 51.40	$ 49.26	$ 47.18	$ 41.46
Total Return A,B	(38.99)%	11.27%	21.84%	32.60%	42.41%
Ratios to Average Net Assets D,G
Expenses before reductions	1.45%	1.36%	1.40%	1.42%	1.44%
Expenses net of fee waivers, if any	1.45%	1.36%	1.40%	1.42%	1.44%
Expenses net of all reductions	1.45%	1.35%	1.39%	1.38%	1.39%
Net investment income (loss)	(.38)%	(.54)%	(.26)% F	(.29)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,376	$ 407,784	$ 382,222	$ 362,272	$ 280,820
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 48.35	$ 46.64	$ 45.10	$ 39.89	$ 28.54
Income from Investment Operations
Net investment income (loss) C	(.22)	(.56)	(.34) F	(.35)	(.18)
Net realized and unrealized gain (loss)	(16.75)	5.41	8.17	11.98	11.93
Total from investment operations	(16.97)	4.85	7.83	11.63	11.75
Distributions from net realized gain	(6.90)	(3.14)	(6.29)	(6.43)	(.41)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 24.48	$ 48.35	$ 46.64	$ 45.10	$ 39.89
Total Return A,B	(39.31)%	10.62%	21.18%	31.86%	41.66%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.93%	1.96%	1.96%	1.98%
Expenses net of fee waivers, if any	1.96%	1.93%	1.96%	1.96%	1.98%
Expenses net of all reductions	1.96%	1.93%	1.95%	1.92%	1.93%
Net investment income (loss)	(.89)%	(1.11)%	(.82)% F	(.84)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,795	$ 98,602	$ 116,487	$ 130,973	$ 102,003
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 48.63	$ 46.88	$ 45.33	$ 40.10	$ 28.68
Income from Investment Operations
Net investment income (loss) C	(.21)	(.54)	(.32) F	(.34)	(.17)
Net realized and unrealized gain (loss)	(16.87)	5.45	8.20	12.06	11.99
Total from investment operations	(17.08)	4.91	7.88	11.72	11.82
Distributions from net realized gain	(6.90)	(3.16)	(6.33)	(6.50)	(.41)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 24.65	$ 48.63	$ 46.88	$ 45.33	$ 40.10
Total Return A,B	(39.31)%	10.71%	21.22%	31.96%	41.70%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.87%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.96%	1.87%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.95%	1.87%	1.91%	1.88%	1.89%
Net investment income (loss)	(.88)%	(1.05)%	(.77)% F	(.79)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,650	$ 156,393	$ 135,072	$ 125,424	$ 72,832
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 51.76	$ 49.68	$ 47.48	$ 41.76	$ 29.64
Income from Investment Operations
Net investment income (loss) B	.03	(.02)	.11 E	.12	.19
Net realized and unrealized gain (loss)	(18.06)	5.74	8.67	12.56	12.44
Total from investment operations	(18.03)	5.72	8.78	12.68	12.63
Distributions from net investment income	-	-	-	-	(.11)
Distributions from net realized gain	(6.90)	(3.64)	(6.58)	(6.97)	(.41)
Total distributions	(6.90)	(3.64)	(6.58)	(6.97)	(.52)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 26.83	$ 51.76	$ 49.68	$ 47.48	$ 41.76
Total Return A	(38.68)%	11.83%	22.47%	33.35%	43.21%
Ratios to Average Net Assets C,F
Expenses before reductions	.95%	.85%	.88%	.87%	.89%
Expenses net of fee waivers, if any	.95%	.85%	.88%	.87%	.89%
Expenses net of all reductions	.94%	.85%	.88%	.83%	.84%
Net investment income (loss)	.13%	(.03)%	.25% E	.26%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,631	$ 22,250	$ 17,127	$ 19,553	$ 9,433
Portfolio turnover rate D	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 103,421,824
Unrealized depreciation	(107,624,464)
Net unrealized appreciation (depreciation)	$ (4,202,640)

Capital loss carryforward	$ (106,222,894)

Cost for federal income tax purposes	$ 614,004,472

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 4,772,747
Long-term Capital Gains	137,595,735	59,885,000
Total	$ 137,595,735	$ 64,657,747

Energy

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $884,680,102 and $936,618,293, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 495,972	$ 16,561
Class T	.25%	.25%	1,105,084	8,598
Class B	.75%	.25%	498,256	374,110
Class C	.75%	.25%	819,401	145,902
			$ 2,918,713	$ 545,171

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 158,560
Class T	35,423
Class B*	127,592
Class C*	28,192
$ 349,767

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 636,855.32
Class T	680,042.31
Class B	159,600.32
Class C	257,524.31
Institutional Class	38,382.30
	$ 1,772,403

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,063 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,970,000	2.87%	$ 875

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,544 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $260,635.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,162,000. The weighted average interest rate was 3.36%. The interest expense amounted to $1,149 under the bank borrowing program.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,931 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $601.

Energy

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ 46,997,290	$ 20,341,408
Class T	53,170,678	25,677,389
Class B	13,492,835	7,474,589
Class C	21,034,743	9,397,317
Institutional Class	2,900,189	1,767,044
Total	$ 137,595,735	$ 64,657,747

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	3,517,345	3,202,103	$ 85,305,714	$ 169,499,687
Reinvestment of distributions	1,158,188	375,188	42,134,872	18,473,322
Shares redeemed	(3,358,560)	(2,059,529)	(88,397,497)	(107,985,396)
Net increase (decrease)	1,316,973	1,517,762	$ 39,043,089	$ 79,987,613
Class T
Shares sold	2,191,463	1,610,611	$ 53,583,018	$ 87,007,613
Reinvestment of distributions	1,332,408	478,816	49,792,078	24,107,280
Shares redeemed	(2,980,646)	(1,914,780)	(77,608,101)	(102,045,896)
Net increase (decrease)	543,225	174,647	$ 25,766,995	$ 9,068,997
Class B
Shares sold	529,128	504,843	$ 12,513,157	$ 25,728,046
Reinvestment of distributions	339,485	135,516	11,786,924	6,434,106
Shares redeemed	(955,690)	(1,098,735)	(23,571,286)	(55,433,977)
Net increase (decrease)	(87,077)	(458,376)	$ 728,795	$ (23,271,825)
Class C
Shares sold	1,217,008	993,512	$ 28,382,837	$ 51,238,082
Reinvestment of distributions	507,064	161,795	17,726,948	7,736,565
Shares redeemed	(1,425,212)	(820,290)	(35,998,056)	(41,459,377)
Net increase (decrease)	298,860	335,017	$ 10,111,729	$ 17,515,270
Institutional Class
Shares sold	470,080	839,635	$ 12,030,140	$ 44,656,187
Reinvestment of distributions	54,219	25,669	2,044,586	1,318,208
Shares redeemed	(259,760)	(780,213)	(7,126,821)	(46,358,405)
Net increase (decrease)	264,539	85,091	$ 6,947,905	$ (384,010)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-30.13%	-9.12%	-2.05%
Class T (incl. 3.50% sales charge)	-28.59%	-8.90%	-2.04%
Class B (incl. contingent deferred sales charge) A	-29.98%	-8.96%	-1.98%
Class C (incl. contingent deferred sales charge) B	-27.10%	-8.68%	-2.16%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Financial Services

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -25.87%, -26.00%, -26.35% and -26.38%, respectively (excluding sales charges). This performance beat the MSCI® US Investable Market Financials Index, which returned -33.29%, but lagged the S&P 500®. Overweightings in investment banking/brokerage, life/health insurance and reinsurance helped relative to the MSCI index, as did strong stock selection in property/casualty insurance, data processing/outsourced services and diversified banks. Contributors included Fidelity National Financial, a title insurer that benefited as falling interest rates boosted mortgage refinancings, and non-index holding BM&F BOVESPA, the Brazilian stock and futures exchange, which rallied on improved trading volumes. A large overweighting in investment bank Morgan Stanley also helped, as the stock declined less than the index. Stock selection within other diversified financial services, regional banks, thrifts/mortgage finance and retail real estate investment trusts (REITs) hindered performance versus the index. Detractors included CIT Group, a specialized finance company hurt by worse-than-expected credit losses, and KeyCorp, a regional bank that sank after a poorly executed capital offering. CIT was gone from the portfolio before period end.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2009, the fund's Institutional Class shares returned -25.68%. This performance beat the MSCI® US Investable Market Financials Index, which returned -33.29%, but lagged the S&P 500®. Overweightings in investment banking/brokerage, life/health insurance and reinsurance helped relative to the MSCI index, as did strong stock selection in property/casualty insurance, data processing/outsourced services and diversified banks. Contributors included Fidelity National Financial, a title insurer that benefited as falling interest rates boosted mortgage refinancings, and non-index holding BM&F BOVESPA, the Brazilian stock and futures exchange, which rallied on improved trading volumes. A large overweighting in investment bank Morgan Stanley also helped, as the stock declined less than the index. Stock selection within other diversified financial services, regional banks, thrifts/mortgage finance and retail real estate investment trusts (REITs) hindered performance versus the index. Detractors included CIT Group, a specialized finance company hurt by worse-than-expected credit losses, and KeyCorp, a regional bank that sank after a poorly executed capital offering. CIT was gone from the portfolio before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.31%
Actual		$ 1,000.00	$ 1,373.20	$ 7.71
Hypothetical A		$ 1,000.00	$ 1,018.30	$ 6.56
Class T	1.58%
Actual		$ 1,000.00	$ 1,371.80	$ 9.29
Hypothetical A		$ 1,000.00	$ 1,016.96	$ 7.90
Class B	2.06%
Actual		$ 1,000.00	$ 1,368.00	$ 12.09
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.29
Class C	2.06%
Actual		$ 1,000.00	$ 1,368.30	$ 12.10
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.29
Institutional Class	1.06%
Actual		$ 1,000.00	$ 1,374.50	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Financial Services

Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Morgan Stanley	5.1	4.4
Deutsche Bank AG (NY Shares)	4.3	0.0
Genworth Financial, Inc. Class A	4.1	0.0
Goldman Sachs Group, Inc.	4.1	5.1
Euronet Worldwide, Inc.	3.6	0.0
Mizuho Financial Group, Inc.	3.6	0.0
JPMorgan Chase & Co.	3.6	5.7
McGraw-Hill Companies, Inc.	3.5	0.0
China Merchants Bank Co. Ltd. (H Shares)	3.1	0.0
Xinyuan Real Estate Co. Ltd. ADR	3.0	0.3
	38.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Capital Markets	28.9%
Commercial Banks	18.3%
Insurance	16.1%
Diversified Financial Services	10.9%
IT Services	8.6%
All Others*	17.2%

As of January 31, 2009
Capital Markets	27.3%
Insurance	23.6%
Diversified Financial Services	17.5%
Commercial Banks	9.5%
IT Services	4.9%
All Others*	17.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CAPITAL MARKETS - 28.9%
Asset Management & Custody Banks - 11.5%
AllianceBernstein Holding LP	70,800	$ 1,461,312
Bank Sarasin & Co. Ltd.:
rights 9/15/09 (a)	44,316	40,640
Series B (Reg.)	44,316	1,445,200
EFG International (c)	185,392	2,289,968
Franklin Resources, Inc.	31,105	2,758,391
GLG Partners, Inc.	21,100	85,033
Janus Capital Group, Inc.	45,400	620,164
Julius Baer Holding Ltd.	33,161	1,579,465
KKR Private Equity Investors, LP Restricted Depositary Units (a)(d)	17,200	116,960
Legg Mason, Inc. (c)	83,353	2,345,553
T. Rowe Price Group, Inc.	34,025	1,589,308
The Blackstone Group LP	247,400	2,785,724
		17,117,718
Diversified Capital Markets - 4.8%
Credit Suisse Group sponsored ADR	15,400	729,498
Deutsche Bank AG (NY Shares)	99,800	6,477,020
		7,206,518
Investment Banking & Brokerage - 12.6%
GFI Group, Inc.	465,278	3,001,043
Goldman Sachs Group, Inc.	36,900	6,025,770
Lazard Ltd. Class A	29,100	1,076,409
MF Global Ltd. (a)	167,606	1,069,326
Morgan Stanley	268,900	7,663,648
		18,836,196
TOTAL CAPITAL MARKETS		43,160,432
COMMERCIAL BANKS - 18.3%
Diversified Banks - 11.7%
Banco Macro SA sponsored ADR (a)(c)	125,343	2,128,324
BBVA Banco Frances SA sponsored ADR (a)(c)	72,400	338,108
China Citic Bank Corp. Ltd. Class H	3,247,000	2,262,470
China Merchants Bank Co. Ltd. (H Shares)	1,948,500	4,580,949
Mizuho Financial Group, Inc. (c)	2,366,500	5,377,841
U.S. Bancorp, Delaware	62,400	1,273,584
Wells Fargo & Co.	62,100	1,518,966
		17,480,242
Regional Banks - 6.6%
Bank of Hawaii Corp.	25,042	960,862
Cathay General Bancorp (c)	16,988	154,931
Fifth Third Bancorp	50,500	479,750
Glacier Bancorp, Inc. (c)	107,929	1,680,455
Huntington Bancshares, Inc.	93,000	380,370
KeyCorp	636,300	3,677,814
PNC Financial Services Group, Inc.	28,045	1,028,130

	Shares	Value
Umpqua Holdings Corp. (c)	72,584	$ 704,065
Zions Bancorp (c)	59,200	803,936
		9,870,313
TOTAL COMMERCIAL BANKS		27,350,555
CONSUMER FINANCE - 0.7%
Consumer Finance - 0.7%
Capital One Financial Corp.	24,487	751,751
Promise Co. Ltd.	25,300	266,611
		1,018,362
DIVERSIFIED FINANCIAL SERVICES - 10.9%
Other Diversified Financial Services - 7.4%
Bank of America Corp.	285,262	4,219,025
Citigroup, Inc.	472,076	1,496,481
JPMorgan Chase & Co.	138,848	5,366,475
		11,081,981
Specialized Finance - 3.5%
BM&F BOVESPA SA	222,700	1,436,928
CME Group, Inc.	1,470	409,880
JSE Ltd.	20,600	160,579
Moody's Corp.	132,099	3,136,030
		5,143,417
TOTAL DIVERSIFIED FINANCIAL SERVICES		16,225,398
INSURANCE - 16.1%
Insurance Brokers - 0.5%
Arthur J. Gallagher & Co.	22,700	519,830
National Financial Partners Corp.	19,000	142,500
		662,330
Life & Health Insurance - 5.5%
Lincoln National Corp.	91,119	1,930,812
MetLife, Inc.	94,605	3,211,840
Principal Financial Group, Inc.	126,100	2,988,570
Protective Life Corp.	9,000	134,550
		8,265,772
Multi-Line Insurance - 4.6%
Genworth Financial, Inc. Class A	885,085	6,107,087
Hartford Financial Services Group, Inc.	47,900	789,871
		6,896,958
Property & Casualty Insurance - 3.5%
CNA Financial Corp.	92,800	1,582,240
Fidelity National Financial, Inc. Class A	40,796	585,423
United America Indemnity Ltd. Class A (a)	14,200	76,822
XL Capital Ltd. Class A	209,189	2,945,381
		5,189,866
Reinsurance - 2.0%
Everest Re Group Ltd.	20,300	1,628,466
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Reinsurance - continued
Transatlantic Holdings, Inc.	2,100	$ 99,351
Validus Holdings Ltd. (c)	54,500	1,237,150
		2,964,967
TOTAL INSURANCE		23,979,893
INTERNET SOFTWARE & SERVICES - 2.1%
Internet Software & Services - 2.1%
China Finance Online Co. Ltd. ADR (a)	252,815	3,142,490
IT SERVICES - 8.6%
Data Processing & Outsourced Services - 7.7%
CyberSource Corp. (a)	16,853	292,231
Euronet Worldwide, Inc. (a)	257,244	5,412,414
MasterCard, Inc. Class A	4,300	834,329
MoneyGram International, Inc. (a)	551,830	1,236,099
Visa, Inc. Class A	56,300	3,685,398
		11,460,471
IT Consulting & Other Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	39,200	1,159,928
Satyam Computer Services Ltd. sponsored ADR	44,900	226,296
		1,386,224
TOTAL IT SERVICES		12,846,695
MEDIA - 3.5%
Publishing - 3.5%
McGraw-Hill Companies, Inc.	167,147	5,240,058
PROFESSIONAL SERVICES - 0.4%
Research & Consulting Services - 0.4%
First Advantage Corp. Class A (a)	36,831	598,872
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Industrial REITs - 0.1%
ProLogis Trust	11,800	103,722
Mortgage REITs - 0.0%
Chimera Investment Corp.	15,800	56,564
Residential REITs - 0.3%
UDR, Inc.	37,841	395,438
Retail REITs - 0.0%
CBL & Associates Properties, Inc.	8,102	48,126
Developers Diversified Realty Corp.	1,147	6,435
		54,561
TOTAL REAL ESTATE INVESTMENT TRUSTS		610,285
REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.8%
Diversified Real Estate Activities - 0.4%
Mitsubishi Estate Co. Ltd.	38,000	633,400

	Shares	Value
Real Estate Development - 5.4%
Central China Real Estate Ltd.	11,725,000	$ 3,494,874
Xinyuan Real Estate Co. Ltd. ADR (a)(c)	657,952	4,474,074
		7,968,948
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		8,602,348
ROAD & RAIL - 2.5%
Trucking - 2.5%
Arkansas Best Corp.	67,000	1,908,160
Dollar Thrifty Automotive Group, Inc. (a)	115,210	1,906,726
		3,814,886
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	6,600	171,204
THRIFTS & MORTGAGE FINANCE - 0.2%
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	79,900	266,067
TOTAL COMMON STOCKS (Cost $129,519,080)		147,027,545
Money Market Funds - 10.2%

Fidelity Cash Central Fund, 0.37% (e)	1,230,596	1,230,596
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	14,013,335	14,013,335
TOTAL MONEY MARKET FUNDS (Cost $15,243,931)		15,243,931
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $144,763,011)		162,271,476
NET OTHER ASSETS - (8.7)%		(12,977,570)
NET ASSETS - 100%		$ 149,293,906
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,960 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 81,244
Fidelity Securities Lending Cash Central Fund	892,645
Total	$ 973,889
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	69.1%
China	6.7%
Cayman Islands	5.4%
Germany	4.3%
Japan	4.2%
Switzerland	4.1%
Bermuda	3.3%
Argentina	1.6%
Brazil	1.0%
Others (individually less than 1%)	0.3%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $55,672,202 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $56,712,899 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $13,162,343) - See accompanying schedule: Unaffiliated issuers (cost $129,519,080)	$ 147,027,545
Fidelity Central Funds (cost $15,243,931)	15,243,931
Total Investments (cost $144,763,011)		$ 162,271,476
Cash		15,783
Foreign currency held at value (cost $2)		2
Receivable for investments sold		2,744,984
Receivable for fund shares sold		511,732
Dividends receivable		36,308
Distributions receivable from Fidelity Central Funds		27,464
Prepaid expenses		688
Other receivables		306
Total assets		165,608,743

Liabilities
Payable for investments purchased	$ 1,870,714
Payable for fund shares redeemed	218,158
Accrued management fee	65,379
Distribution fees payable	59,827
Other affiliated payables	45,204
Other payables and accrued expenses	42,220
Collateral on securities loaned, at value	14,013,335
Total liabilities		16,314,837

Net Assets		$ 149,293,906
Net Assets consist of:
Paid in capital		$ 249,738,210
Undistributed net investment income		1,248,708
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(119,201,760)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,508,748
Net Assets		$ 149,293,906

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,244,752 ÷ 7,160,921 shares)	$ 9.53

Maximum offering price per share (100/94.25 of $9.53)	$ 10.11
Class T: Net Asset Value and redemption price per share ($34,926,732 ÷ 3,670,248 shares)	$ 9.52

Maximum offering price per share (100/96.50 of $9.52)	$ 9.87
Class B: Net Asset Value and offering price per share ($12,476,834 ÷ 1,337,962 shares) A	$ 9.33

Class C: Net Asset Value and offering price per share ($29,848,683 ÷ 3,228,183 shares) A	$ 9.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,796,905 ÷ 391,840 shares)	$ 9.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 3,813,685
Interest		3,096
Income from Fidelity Central Funds (including $892,645 from security lending)		973,889
Total income		4,790,670

Expenses
Management fee	$ 791,277
Transfer agent fees	447,700
Distribution fees	725,190
Accounting and security lending fees	58,144
Custodian fees and expenses	39,474
Independent trustees' compensation	980
Registration fees	63,566
Audit	50,802
Legal	1,422
Miscellaneous	14,361
Total expenses before reductions	2,192,916
Expense reductions	(9,561)	2,183,355
Net investment income (loss)		2,607,315
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(88,890,295)
Investment not meeting investment restrictions	(2,593)
Foreign currency transactions	31,910
Payment from investment advisor for loss on investment not meeting investment restrictions	2,593
Total net realized gain (loss)		(88,858,385)
Change in net unrealized appreciation (depreciation) on: Investment securities	30,047,813
Assets and liabilities in foreign currencies	(40)
Total change in net unrealized appreciation (depreciation)		30,047,773
Net gain (loss)		(58,810,612)
Net increase (decrease) in net assets resulting from operations		$ (56,203,297)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,607,315	$ 3,920,838
Net realized gain (loss)	(88,858,385)	(25,372,931)
Change in net unrealized appreciation (depreciation)	30,047,773	(75,621,214)
Net increase (decrease) in net assets resulting from operations	(56,203,297)	(97,073,307)
Distributions to shareholders from net investment income	(3,219,822)	(2,830,191)
Distributions to shareholders from net realized gain	(320,528)	(22,361,262)
Total distributions	(3,540,350)	(25,191,453)
Share transactions - net increase (decrease)	1,444,825	(845,081)
Redemption fees	13,297	10,552
Total increase (decrease) in net assets	(58,285,525)	(123,099,289)

Net Assets
Beginning of period	207,579,431	330,678,720
End of period (including undistributed net investment income of $1,248,708 and undistributed net investment income of $2,125,111, respectively)	$ 149,293,906	$ 207,579,431

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 21.02	$ 23.34	$ 23.01	$ 22.17
Income from Investment Operations
Net investment income (loss) C	.19	.30	.23	.20	.19
Net realized and unrealized gain (loss)	(3.58)	(6.41)	.92	2.02	2.48
Total from investment operations	(3.39)	(6.11)	1.15	2.22	2.67
Distributions from net investment income	(.24)	(.27)	(.22)	(.26)	(.07)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.63)	(1.76)
Total distributions	(.26)	(1.73)	(3.47) H	(1.89)	(1.83)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.53	$ 13.18	$ 21.02	$ 23.34	$ 23.01
Total Return A,B	(25.87)%	(31.67)%	4.54%	10.32%	12.60%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.21%	1.23%	1.25%	1.26%
Expenses net of fee waivers, if any	1.29%	1.21%	1.23%	1.25%	1.26%
Expenses net of all reductions	1.28%	1.21%	1.22%	1.23%	1.23%
Net investment income (loss)	2.12%	1.75%	1.01%	.87%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,245	$ 90,037	$ 106,722	$ 85,356	$ 68,012
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 20.94	$ 23.26	$ 22.87	$ 22.07
Income from Investment Operations
Net investment income (loss) C	.16	.26	.18	.15	.14
Net realized and unrealized gain (loss)	(3.56)	(6.41)	.91	2.02	2.47
Total from investment operations	(3.40)	(6.15)	1.09	2.17	2.61
Distributions from net investment income	(.20)	(.19)	(.16)	(.15)	(.05)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.63)	(1.76)
Total distributions	(.22)	(1.65)	(3.41) H	(1.78)	(1.81)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.52	$ 13.14	$ 20.94	$ 23.26	$ 22.87
Total Return A,B	(26.00)%	(31.85)%	4.25%	10.11%	12.37%
Ratios to Average Net Assets D,F
Expenses before reductions	1.55%	1.47%	1.46%	1.47%	1.48%
Expenses net of fee waivers, if any	1.55%	1.47%	1.46%	1.47%	1.48%
Expenses net of all reductions	1.54%	1.47%	1.46%	1.46%	1.46%
Net investment income (loss)	1.86%	1.50%	.77%	.65%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,927	$ 53,526	$ 95,426	$ 113,344	$ 128,388
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.85	$ 20.44	$ 22.75	$ 22.33	$ 21.65
Income from Investment Operations
Net investment income (loss) C	.12	.18	.06	.03	.03
Net realized and unrealized gain (loss)	(3.50)	(6.29)	.89	1.97	2.41
Total from investment operations	(3.38)	(6.11)	.95	2.00	2.44
Distributions from net investment income	(.12)	(.04)	(.02)	(.01)	-
Distributions from net realized gain	(.02)	(1.44)	(3.25)	(1.57)	(1.76)
Total distributions	(.14)	(1.48)	(3.26) H	(1.58)	(1.76)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.33	$ 12.85	$ 20.44	$ 22.75	$ 22.33
Total Return A,B	(26.35)%	(32.21)%	3.71%	9.52%	11.78%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.96%	1.98%	1.99%	2.00%
Expenses net of fee waivers, if any	2.04%	1.96%	1.98%	1.99%	2.00%
Expenses net of all reductions	2.03%	1.96%	1.98%	1.98%	1.98%
Net investment income (loss)	1.38%	1.01%	.25%	.13%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,477	$ 20,420	$ 64,837	$ 113,652	$ 145,046
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 20.40	$ 22.74	$ 22.34	$ 21.65
Income from Investment Operations
Net investment income (loss) C	.12	.17	.06	.04	.04
Net realized and unrealized gain (loss)	(3.48)	(6.24)	.90	1.98	2.42
Total from investment operations	(3.36)	(6.07)	.96	2.02	2.46
Distributions from net investment income	(.15)	(.09)	(.05)	(.02)	(.01)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.60)	(1.76)
Total distributions	(.17)	(1.55)	(3.30) H	(1.62)	(1.77)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.25	$ 12.78	$ 20.40	$ 22.74	$ 22.34
Total Return A,B	(26.38)%	(32.18)%	3.75%	9.58%	11.88%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.96%	1.94%	1.94%	1.95%
Expenses net of fee waivers, if any	2.04%	1.96%	1.94%	1.94%	1.95%
Expenses net of all reductions	2.03%	1.96%	1.94%	1.93%	1.92%
Net investment income (loss)	1.37%	1.01%	.29%	.18%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,849	$ 37,777	$ 55,219	$ 62,469	$ 72,181
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 21.32	$ 23.63	$ 23.29	$ 22.37
Income from Investment Operations
Net investment income (loss) B	.21	.36	.31	.29	.29
Net realized and unrealized gain (loss)	(3.63)	(6.51)	.93	2.05	2.50
Total from investment operations	(3.42)	(6.15)	1.24	2.34	2.79
Distributions from net investment income	(.25)	(.33)	(.30)	(.37)	(.11)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.63)	(1.76)
Total distributions	(.27)	(1.79)	(3.55) G	(2.00)	(1.87)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 9.69	$ 13.38	$ 21.32	$ 23.63	$ 23.29
Total Return A	(25.68)%	(31.47)%	4.88%	10.78%	13.06%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	.93%	.89%	.86%	.86%
Expenses net of fee waivers, if any	1.04%	.93%	.89%	.86%	.86%
Expenses net of all reductions	1.03%	.92%	.88%	.85%	.84%
Net investment income (loss)	2.37%	2.04%	1.34%	1.26%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,797	$ 5,819	$ 8,474	$ 11,892	$ 12,629
Portfolio turnover rate D	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Financial Services

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,622,992
Unrealized depreciation	(13,962,815)
Net unrealized appreciation (depreciation)	$ 10,660,177
Undistributed ordinary income	$ 1,280,618
Capital loss carryforward	$ (55,672,202)
Cost for federal income tax purposes	$ 151,611,299

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 3,219,822	$ 3,522,419
Long-term Capital Gains	320,528	21,669,034
Total	$ 3,540,350	$ 25,191,453

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $389,494,837 and $376,625,610, respectively.

The Fund realized a loss of $2,593 on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 156,975	$ 2,652
Class T	.25%	.25%	172,146	1,242
Class B	.75%	.25%	126,814	95,214
Class C	.75%	.25%	269,255	66,998
			$ 725,190	$ 166,106

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,766
Class T	8,548
Class B*	33,196
Class C*	12,567
$ 113,077

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Financial Services

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 198,975.32
Class T	112,385.33
Class B	39,964.31
Class C	85,377.32
Institutional Class	10,999.31
	$ 447,700

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77,056 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $637 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,561 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 1,698,174	$ 1,429,035
Class T	781,807	833,715
Class B	182,682	103,026
Class C	461,265	241,388
Institutional Class	95,894	223,027
Total	$ 3,219,822	$ 2,830,191
From net realized gain
Class A	$ 139,687	$ 7,599,793
Class T	80,989	6,343,916
Class B	31,565	3,935,726
Class C	60,568	3,829,942
Institutional Class	7,719	651,885
Total	$ 320,528	$ 22,361,262

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,723,908	3,476,462	$ 24,853,928	$ 58,217,275
Reinvestment of distributions	159,397	413,881	1,638,390	8,062,306
Shares redeemed	(2,556,039)	(2,133,725)	(22,026,835)	(36,028,050)
Net increase (decrease)	327,266	1,756,618	$ 4,465,483	$ 30,251,531
Class T
Shares sold	995,392	825,338	$ 8,604,735	$ 13,397,557
Reinvestment of distributions	77,111	344,513	791,775	6,720,713
Shares redeemed	(1,475,806)	(1,652,503)	(12,935,480)	(28,919,771)
Net increase (decrease)	(403,303)	(482,652)	$ (3,538,970)	$ (8,801,501)
Class B
Shares sold	506,058	511,474	$ 4,460,037	$ 8,246,792
Reinvestment of distributions	19,064	187,873	185,301	3,607,784
Shares redeemed	(776,048)	(2,282,248)	(6,568,493)	(40,060,805)
Net increase (decrease)	(250,926)	(1,582,901)	$ (1,923,155)	$ (28,206,229)
Class C
Shares sold	1,273,214	1,114,854	$ 11,448,111	$ 17,550,045
Reinvestment of distributions	43,964	173,040	431,812	3,294,216
Shares redeemed	(1,045,476)	(1,038,077)	(8,677,353)	(17,222,702)
Net increase (decrease)	271,702	249,817	$ 3,202,570	$ 3,621,559
Institutional Class
Shares sold	270,723	1,075,511	$ 2,262,133	$ 20,129,434
Reinvestment of distributions	6,287	36,137	65,572	687,993
Shares redeemed	(320,256)	(1,074,000)	(3,088,808)	(18,527,868)
Net increase (decrease)	(43,246)	37,648	$ (761,103)	$ 2,289,559

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Financial Services

Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-16.47%	1.50%	1.68%
Class T (incl. 3.50% sales charge)	-14.74%	1.71%	1.67%
Class B (incl. contingent deferred sales charge) A	-16.37%	1.60%	1.76%
Class C (incl. contingent deferred sales charge) B	-12.95%	1.96%	1.56%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Health Care

Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -11.37%, -11.65%, -12.07% and -12.09%, respectively (excluding sales charges), narrowly underperforming the MSCI® US Investable Market Health Care Index, which returned -10.73%, but beating the S&P 500®. Early in the period, the economic downturn took its toll on Mosaic and Monsanto, two out-of-benchmark fertilizers/agricultural chemicals stocks, and on Thermo Fisher Scientific, which makes analytical instruments and laboratory equipment. We sold our positions in Mosaic and Thermo Fisher. Underweightings in pharmaceuticals heavyweights Johnson & Johnson and Pfizer hurt during the flight to quality that followed the downturn. An out-of-benchmark investment in Switzerland-based Alcon, a maker of eye-care products, also detracted, and we sold this position. The fund's foreign holdings disappointed, overall, hampered in part by currency fluctuations. Some of the fund's losses were recouped later in the period. We benefited from good stock picking in the pharmaceuticals industry, including overweightings in Wyeth and Schering-Plough, which were acquired; an underweighting in Abbott Laboratories, which lost ground; and an out-of-benchmark investment in Teva Pharmaceutical, a maker of generic drugs. Our investments in Genentech, a biotech firm that was acquired, and in pharmacy benefits manager Medco Health Solutions also boosted relative performance.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2009, the fund's Institutional Class shares returned -11.19%, narrowly underperforming the MSCI® US Investable Market Health Care Index, which returned -10.73%, but beating the S&P 500®. Early in the period, the economic downturn took its toll on Mosaic and Monsanto, two out-of-benchmark fertilizers/agricultural chemicals stocks, and on Thermo Fisher Scientific, which makes analytical instruments and laboratory equipment. We sold our positions in Mosaic and Thermo Fisher. Underweightings in pharmaceuticals heavyweights Johnson & Johnson and Pfizer hurt during the defensive flight to quality that followed the downturn. An out-of-benchmark investment in Switzerland-based Alcon, a maker of eye-care products, also detracted, and we sold this position. The fund's foreign holdings disappointed overall, hampered in part by currency fluctuations. Some of the fund's losses were recouped later in the period. We benefited from good stock picking in the pharmaceuticals industry, including overweightings in Wyeth and Schering-Plough, which were acquired; an underweighting in Abbott Laboratories, which lost ground; and an out-of-benchmark investment in Teva Pharmaceutical, a maker of generic drugs. Our investments in Genentech, a biotech firm that was acquired, and in pharmacy benefits manager Medco Health Solutions also boosted relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,150.20	$ 6.61
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.51%
Actual		$ 1,000.00	$ 1,148.70	$ 8.04
Hypothetical A		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	1.99%
Actual		$ 1,000.00	$ 1,145.60	$ 10.59
HypotheticalA		$ 1,000.00	$ 1,014.93	$ 9.94
Class C	2.00%
Actual		$ 1,000.00	$ 1,145.10	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,151.60	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Health Care

Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.6	6.5
Covidien PLC	5.5	4.4
Allergan, Inc.	5.3	1.7
Medco Health Solutions, Inc.	5.1	5.3
Amgen, Inc.	4.9	3.4
Merck & Co., Inc.	4.7	6.4
Express Scripts, Inc.	4.0	2.4
Baxter International, Inc.	3.6	4.7
Illumina, Inc.	3.0	1.1
CIGNA Corp.	3.0	0.0
	46.7
Top Industries (% of fund's net assets)
As of July 31, 2009
Pharmaceuticals	25.4%
Health Care Equipment & Supplies	23.3%
Health Care Providers & Services	21.3%
Biotechnology	14.4%
Life Sciences Tools & Services	10.7%
All Others*	4.9%

As of January 31, 2009
Pharmaceuticals	35.4%
Biotechnology	20.6%
Health Care Providers & Services	20.4%
Health Care Equipment & Supplies	18.0%
Life Sciences Tools & Services	2.9%
All Others*	2.7%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BIOTECHNOLOGY - 14.4%
Biotechnology - 14.4%
Alexion Pharmaceuticals, Inc. (a)	68,312	$ 3,009,144
Alnylam Pharmaceuticals, Inc. (a)	52,137	1,213,228
Amgen, Inc. (a)	308,312	19,210,921
Biogen Idec, Inc. (a)	175,479	8,344,026
BioMarin Pharmaceutical, Inc. (a)	192,767	3,163,306
Dendreon Corp. (a)	38,700	936,927
Genzyme Corp. (a)	18,500	959,965
Gilead Sciences, Inc. (a)	122,811	6,009,142
GTx, Inc. (a)(c)	49,917	525,127
Human Genome Sciences, Inc. (a)	11,900	170,170
ImmunoGen, Inc. (a)	6,700	58,223
Micromet, Inc. (a)	30,900	198,687
Momenta Pharmaceuticals, Inc. (a)(c)	54,305	589,209
Myriad Genetics, Inc. (a)	101,341	2,778,770
OncoGenex Pharmaceuticals, Inc. (a)	23,098	674,000
OSI Pharmaceuticals, Inc. (a)	63,000	2,128,770
Targacept, Inc. (a)	5,000	53,650
Theravance, Inc. (a)	82,913	1,251,986
United Therapeutics Corp. (a)	51,200	4,742,144
		56,017,395
CHEMICALS - 0.7%
Fertilizers & Agricultural Chemicals - 0.7%
Monsanto Co.	32,900	2,763,600
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. Class A (a)	252,255	925,776
Stewart Enterprises, Inc. Class A	186,543	912,195
		1,837,971
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc.	92,100	2,138,562
FOOD & STAPLES RETAILING - 1.0%
Drug Retail - 1.0%
CVS Caremark Corp.	112,653	3,771,622
HEALTH CARE EQUIPMENT & SUPPLIES - 23.3%
Health Care Equipment - 19.2%
Abiomed, Inc. (a)	154,409	1,165,788
Baxter International, Inc.	248,076	13,984,044
Boston Scientific Corp. (a)	706,042	7,582,891
C.R. Bard, Inc.	136,131	10,015,158
Conceptus, Inc. (a)	96,217	1,615,483
Covidien PLC	564,145	21,330,322
Edwards Lifesciences Corp. (a)	71,686	4,688,981
Electro-Optical Sciences, Inc.:
warrants 11/2/11 (a)(f)	60,018	217,950
warrants 8/2/12 (a)(f)	16,500	62,672

	Shares	Value
ev3, Inc. (a)	170,583	$ 2,093,053
HeartWare International, Inc. unit (a)	668,258	435,914
Kinetic Concepts, Inc. (a)	31,200	986,544
Masimo Corp. (a)	32,592	796,874
Micrus Endovascular Corp. (a)	136,736	1,231,991
Nobel Biocare Holding AG (Switzerland)	89,747	2,131,455
NuVasive, Inc. (a)	68,000	2,814,520
Orthofix International NV (a)	37,017	1,031,294
St. Jude Medical, Inc. (a)	61,600	2,322,936
William Demant Holding AS (a)	1,600	95,236
		74,603,106
Health Care Supplies - 4.1%
Align Technology, Inc. (a)(c)	84,648	923,510
Cooper Companies, Inc.	153,811	4,220,574
InfuSystems Holdings, Inc. (a)	453,700	1,134,250
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	41,900	2,095
Inverness Medical Innovations, Inc. (a)	211,080	7,102,842
Quidel Corp. (a)	82,529	1,232,158
RTI Biologics, Inc. (a)	283,750	1,257,013
		15,872,442
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		90,475,548
HEALTH CARE PROVIDERS & SERVICES - 21.3%
Health Care Distributors & Services - 1.8%
Henry Schein, Inc. (a)	103,403	5,312,846
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	214,800	1,554,019
		6,866,865
Health Care Facilities - 2.1%
Hanger Orthopedic Group, Inc. (a)	155,165	2,128,864
Health Management Associates, Inc. Class A (a)	461,400	2,782,242
Universal Health Services, Inc. Class B	61,359	3,412,174
		8,323,280
Health Care Services - 10.2%
Express Scripts, Inc. (a)	225,026	15,760,821
Fresenius Medical Care AG & Co. KGaA sponsored ADR	40,600	1,863,134
Genoptix, Inc. (a)	22,700	710,737
Health Grades, Inc. (a)	301,898	1,443,072
Medco Health Solutions, Inc. (a)	374,915	19,818,007
		39,595,771
Managed Health Care - 7.2%
Aetna, Inc.	76,900	2,073,993
CIGNA Corp.	408,200	11,592,880
Health Net, Inc. (a)	128,100	1,733,193
Humana, Inc. (a)	152,379	5,005,650
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
UnitedHealth Group, Inc.	161,169	$ 4,522,402
WellPoint, Inc. (a)	58,300	3,068,912
		27,997,030
TOTAL HEALTH CARE PROVIDERS & SERVICES		82,782,946
HEALTH CARE TECHNOLOGY - 0.8%
Health Care Technology - 0.8%
Allscripts-Misys Healthcare Solutions, Inc.	78,027	1,344,405
Cerner Corp. (a)(c)	15,427	1,003,989
MedAssets, Inc. (a)	31,114	581,210
		2,929,604
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
WebMD Health Corp. Class A (a)	46,757	1,562,151
LIFE SCIENCES TOOLS & SERVICES - 10.7%
Life Sciences Tools & Services - 10.7%
Bruker BioSciences Corp. (a)	210,704	2,119,682
Illumina, Inc. (a)	321,284	11,611,204
Life Technologies Corp. (a)	201,119	9,156,948
Millipore Corp. (a)	31,500	2,192,400
PerkinElmer, Inc.	150,800	2,658,604
QIAGEN NV (a)	423,171	8,023,322
Waters Corp. (a)	117,706	5,914,727
		41,676,887
PHARMACEUTICALS - 25.1%
Pharmaceuticals - 25.1%
Abbott Laboratories	105,763	4,758,277
Allergan, Inc.	380,763	20,344,167
Ardea Biosciences, Inc. (a)	58,800	1,145,424
Auxilium Pharmaceuticals, Inc. (a)	21,400	661,902
Cadence Pharmaceuticals, Inc. (a)	136,986	1,657,531
Cardiome Pharma Corp. (a)	156,000	650,151
Johnson & Johnson	46,109	2,807,577
King Pharmaceuticals, Inc. (a)	423,100	3,837,517
Merck & Co., Inc.	610,551	18,322,636
Optimer Pharmaceuticals, Inc. (a)	83,562	1,177,389
Pfizer, Inc.	1,859,221	29,617,393
Piramal Healthcare Ltd.	61,392	401,728
Pronova BioPharma ASA (a)	253,100	788,364
Roche Holding AG (participation certificate)	22,966	3,621,177
Teva Pharmaceutical Industries Ltd. sponsored ADR	125,882	6,714,546
XenoPort, Inc. (a)	46,791	950,325
		97,456,104
TOTAL COMMON STOCKS (Cost $350,331,398)		383,412,390
Nonconvertible Bonds - 0.3%
	Principal Amount	Value
PHARMACEUTICALS - 0.3%
Pharmaceuticals - 0.3%
Elan Finance PLC/Elan Finance Corp. 4.8831% 11/15/11 (d) (Cost $866,072)	$ 1,100,000	$ 1,045,000
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.37% (e)	3,717,248	3,717,248
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	2,289,750	2,289,750
TOTAL MONEY MARKET FUNDS (Cost $6,006,998)		6,006,998
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $357,204,468)		390,464,388
NET OTHER ASSETS - (0.5)%		(1,967,478)
NET ASSETS - 100%		$ 388,496,910
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $280,622 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 6
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 17
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 74,419
Fidelity Securities Lending Cash Central Fund	175,315
Total	$ 249,734
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,837,971	$ 1,837,971	$ -	$ -
Consumer Staples	3,771,622	3,771,622	-	-
Health Care	371,338,484	371,057,862	280,622	-
Information Technology	3,700,713	3,700,713	-	-
Materials	2,763,600	2,763,600	-	-
Corporate Bonds	1,045,000	-	1,045,000	-
Money Market Funds	6,006,998	6,006,998	-	-
Total Investments in Securities	$ 390,464,388	$ 389,138,766	$ 1,325,622	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.6%
Ireland	5.8%
Netherlands	2.1%
Israel	1.7%
Switzerland	1.4%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $30,833,729 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $34,215,799 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $2,191,377) - See accompanying schedule: Unaffiliated issuers (cost $351,197,470)	$ 384,457,390
Fidelity Central Funds (cost $6,006,998)	6,006,998
Total Investments (cost $357,204,468)		$ 390,464,388
Cash		17,869
Foreign currency held at value (cost $7,193)		7,247
Receivable for investments sold		7,850,744
Receivable for fund shares sold		155,936
Dividends receivable		207,481
Interest receivable		11,191
Distributions receivable from Fidelity Central Funds		4,573
Prepaid expenses		1,751
Other receivables		35,737
Total assets		398,756,917

Liabilities
Payable for investments purchased	$ 6,770,664
Payable for fund shares redeemed	715,137
Accrued management fee	173,797
Distribution fees payable	150,930
Other affiliated payables	116,855
Other payables and accrued expenses	42,874
Collateral on securities loaned, at value	2,289,750
Total liabilities		10,260,007

Net Assets		$ 388,496,910
Net Assets consist of:
Paid in capital		$ 429,184,577
Undistributed net investment income		43,822
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,985,169)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,253,680
Net Assets		$ 388,496,910

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($177,889,969 ÷ 10,373,850 shares)	$ 17.15

Maximum offering price per share (100/94.25 of $17.15)	$ 18.20
Class T: Net Asset Value and redemption price per share ($103,771,912 ÷ 6,217,297 shares)	$ 16.69

Maximum offering price per share (100/96.50 of $16.69)	$ 17.30
Class B: Net Asset Value and offering price per share ($29,380,641 ÷ 1,866,452 shares) A	$ 15.74

Class C: Net Asset Value and offering price per share ($64,002,225 ÷ 4,075,838 shares) A	$ 15.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,452,163 ÷ 756,564 shares)	$ 17.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 4,826,076
Interest		142,746
Income from Fidelity Central Funds		249,734
Total income		5,218,556

Expenses
Management fee	$ 2,196,970
Transfer agent fees	1,253,984
Distribution fees	1,938,962
Accounting and security lending fees	154,294
Custodian fees and expenses	65,068
Independent trustees' compensation	2,709
Registration fees	65,946
Audit	61,185
Legal	3,101
Miscellaneous	31,275
Total expenses before reductions	5,773,494
Expense reductions	(8,456)	5,765,038
Net investment income (loss)		(546,482)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(71,886,398)
Foreign currency transactions	(94,820)
Total net realized gain (loss)		(71,981,218)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,793,021
Assets and liabilities in foreign currencies	(3,343)
Total change in net unrealized appreciation (depreciation)		3,789,678
Net gain (loss)		(68,191,540)
Net increase (decrease) in net assets resulting from operations		$ (68,738,022)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (546,482)	$ (2,555,905)
Net realized gain (loss)	(71,981,218)	27,558,745
Change in net unrealized appreciation (depreciation)	3,789,678	(58,670,581)
Net increase (decrease) in net assets resulting from operations	(68,738,022)	(33,667,741)
Distributions to shareholders from net realized gain	(9,966,416)	(58,232,148)
Share transactions - net increase (decrease)	(54,481,101)	(48,796,453)
Redemption fees	10,268	7,557
Total increase (decrease) in net assets	(133,175,271)	(140,688,785)

Net Assets
Beginning of period	521,672,181	662,360,966
End of period (including undistributed net investment income of $43,822 and accumulated net investment loss of $71, respectively)	$ 388,496,910	$ 521,672,181

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.72	$ 22.90	$ 23.77	$ 22.94	$ 18.91
Income from Investment Operations
Net investment income (loss) C	.02	(.03)	(.03)	(.09)	(.05)
Net realized and unrealized gain (loss)	(2.22)	(1.08)	1.91	.96	4.08
Total from investment operations	(2.20)	(1.11)	1.88	.87	4.03
Distributions from net realized gain	(.37)	(2.07)	(2.75)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 17.15	$ 19.72	$ 22.90	$ 23.77	$ 22.94
Total Return A,B	(11.37)%	(5.64)%	8.54%	3.79%	21.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.20%	1.22%	1.25%	1.28%
Expenses net of fee waivers, if any	1.23%	1.20%	1.22%	1.25%	1.28%
Expenses net of all reductions	1.23%	1.19%	1.21%	1.21%	1.26%
Net investment income (loss)	.11%	(.13)%	(.14)%	(.38)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,890	$ 220,888	$ 234,656	$ 199,221	$ 139,158
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.26	$ 22.39	$ 23.26	$ 22.50	$ 18.60
Income from Investment Operations
Net investment income (loss) C	(.02)	(.08)	(.09)	(.15)	(.09)
Net realized and unrealized gain (loss)	(2.18)	(1.06)	1.87	.95	3.99
Total from investment operations	(2.20)	(1.14)	1.78	.80	3.90
Distributions from net realized gain	(.37)	(1.99)	(2.65)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.69	$ 19.26	$ 22.39	$ 23.26	$ 22.50
Total Return A,B	(11.65)%	(5.86)%	8.25%	3.55%	20.97%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.46%	1.48%	1.50%	1.53%
Expenses net of fee waivers, if any	1.49%	1.46%	1.48%	1.50%	1.53%
Expenses net of all reductions	1.49%	1.45%	1.47%	1.47%	1.51%
Net investment income (loss)	(.15)%	(.40)%	(.40)%	(.63)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,772	$ 143,237	$ 186,628	$ 218,280	$ 243,353
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.27	$ 21.29	$ 22.17	$ 21.55	$ 17.91
Income from Investment Operations
Net investment income (loss) C	(.09)	(.18)	(.20)	(.25)	(.19)
Net realized and unrealized gain (loss)	(2.07)	(.99)	1.79	.91	3.83
Total from investment operations	(2.16)	(1.17)	1.59	.66	3.64
Distributions from net realized gain	(.37)	(1.85)	(2.47)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.74	$ 18.27	$ 21.29	$ 22.17	$ 21.55
Total Return A,B	(12.07)%	(6.30)%	7.66%	3.06%	20.32%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.95%	1.99%	2.01%	2.04%
Expenses net of fee waivers, if any	1.98%	1.95%	1.99%	2.01%	2.04%
Expenses net of all reductions	1.98%	1.94%	1.98%	1.98%	2.01%
Net investment income (loss)	(.64)%	(.89)%	(.91)%	(1.14)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,381	$ 55,589	$ 113,384	$ 180,364	$ 266,319
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.23	$ 21.29	$ 22.24	$ 21.61	$ 17.94
Income from Investment Operations
Net investment income (loss) C	(.09)	(.17)	(.19)	(.24)	(.17)
Net realized and unrealized gain (loss)	(2.07)	(1.00)	1.79	.91	3.84
Total from investment operations	(2.16)	(1.17)	1.60	.67	3.67
Distributions from net realized gain	(.37)	(1.89)	(2.55)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.70	$ 18.23	$ 21.29	$ 22.24	$ 21.61
Total Return A,B	(12.09)%	(6.31)%	7.75%	3.10%	20.46%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.94%	1.94%	1.94%	1.97%
Expenses net of fee waivers, if any	1.98%	1.94%	1.94%	1.94%	1.97%
Expenses net of all reductions	1.98%	1.94%	1.93%	1.91%	1.94%
Net investment income (loss)	(.64)%	(.88)%	(.86)%	(1.07)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,002	$ 83,133	$ 105,519	$ 115,644	$ 131,277
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.39	$ 23.62	$ 24.43	$ 23.48	$ 19.28
Income from Investment Operations
Net investment income (loss) B	.06	.03	.05	- F	.04
Net realized and unrealized gain (loss)	(2.30)	(1.12)	1.96	.99	4.16
Total from investment operations	(2.24)	(1.09)	2.01	.99	4.20
Distributions from net realized gain	(.37)	(2.14)	(2.82)	(.04)	-
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 17.78	$ 20.39	$ 23.62	$ 24.43	$ 23.48
Total Return A	(11.19)%	(5.36)%	8.90%	4.21%	21.78%
Ratios to Average Net Assets C,E
Expenses before reductions	.98%	.93%	.88%	.86%	.88%
Expenses net of fee waivers, if any	.98%	.93%	.88%	.86%	.88%
Expenses net of all reductions	.98%	.92%	.87%	.83%	.85%
Net investment income (loss)	.36%	.14%	.19%	.01%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,452	$ 18,825	$ 22,174	$ 20,652	$ 19,698
Portfolio turnover rate D	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 42,847,538
Unrealized depreciation	(18,485,678)
Net unrealized appreciation (depreciation)	$ 24,361,860
Capital loss carryforward	$ (30,833,729)
Cost for federal income tax purposes	$ 366,102,528

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 10,044,071
Long-term Capital Gains	9,966,416	48,188,077
Total	$ 9,966,416	$ 58,232,148

Health Care

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $672,225,886 and $733,888,669, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 430,420	$ 9,614
Class T	.25%	.25%	528,384	4,392
Class B	.75%	.25%	350,642	263,466
Class C	.75%	.25%	629,516	30,301
			$ 1,938,962	$ 307,773

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,912
Class T	13,756
Class B*	59,931
Class C*	2,458
$ 104,057

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 549,723.32
Class T	348,327.33
Class B	111,218.32
Class C	201,410.32
Institutional Class	43,306.32
	$ 1,253,984

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,748 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,797 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $175,315.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,419 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 35
Institutional Class	2
$ 37

Health Care

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ 4,165,896	$ 21,294,782
Class T	2,716,500	16,323,384
Class B	1,072,948	9,098,884
Class C	1,667,891	9,241,641
Institutional Class	343,181	2,273,457
Total	$ 9,966,416	$ 58,232,148

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,119,806	3,081,992	$ 33,600,941	$ 65,718,810
Reinvestment of distributions	190,190	845,716	3,682,080	18,561,495
Shares redeemed	(3,135,479)	(2,977,484)	(48,422,714)	(63,109,379)
Net increase (decrease)	(825,483)	950,224	$ (11,139,693)	$ 21,170,926
Class T
Shares sold	602,296	746,344	$ 9,206,132	$ 15,578,653
Reinvestment of distributions	135,003	718,829	2,550,205	15,418,473
Shares redeemed	(1,958,228)	(2,364,110)	(29,483,941)	(48,580,585)
Net increase (decrease)	(1,220,929)	(898,937)	$ (17,727,604)	$ (17,583,459)
Class B
Shares sold	212,561	261,619	$ 3,135,162	$ 5,241,565
Reinvestment of distributions	53,957	400,851	965,289	8,175,269
Shares redeemed	(1,442,718)	(2,945,003)	(20,918,367)	(58,341,596)
Net increase (decrease)	(1,176,200)	(2,282,533)	$ (16,817,916)	$ (44,924,762)
Class C
Shares sold	511,934	383,741	$ 7,440,670	$ 7,630,409
Reinvestment of distributions	74,490	358,758	1,329,646	7,307,934
Shares redeemed	(1,071,755)	(1,138,609)	(15,223,014)	(22,157,508)
Net increase (decrease)	(485,331)	(396,110)	$ (6,452,698)	$ (7,219,165)
Institutional Class
Shares sold	260,510	423,102	$ 4,409,032	$ 9,559,061
Reinvestment of distributions	12,578	64,316	251,944	1,455,613
Shares redeemed	(439,916)	(503,017)	(7,004,166)	(11,254,667)
Net increase (decrease)	(166,828)	(15,599)	$ (2,343,190)	$ (239,993)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	-26.95%	3.38%	4.77%
Class T (incl. 3.50% sales charge)C	-25.39%	3.61%	4.77%
Class B (incl. contingent deferred sales charge) A, C	-26.94%	3.48%	4.84%
Class C (incl. contingent deferred sales charge) B, C	-23.86%	3.83%	4.62%

A Class B shares contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Industrials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -22.49%, -22.68%, -23.10% and -23.09%, respectively (excluding sales charges), topping the -30.10% mark of the MSCI® US Investable Market Industrials Index but trailing the S&P 500®. Versus the MSCI index, the fund benefited from an underweighting and favorable stock picking in industrial conglomerates. Stock selection in the tires and rubber group also helped our results, as did a combination of rewarding stock and industry positioning in aerospace and defense, electrical components and equipment, and air freight and logistics. Further, a modest cash position was timely when the market was declining. Major index component General Electric was our top contributor due to the fund's large underweighting in that poorly performing stock. As the financial crisis worsened, I became increasingly concerned about the exposure of GE's finance division to the rising rate of defaults among its commercial borrowers. I'll also mention Goodyear Tire and Rubber, an out-of-index holding, and package carrier United Parcel Service, both of which helped our results. In the case of Ingersoll-Rand, a maker of commercial air conditioning and climate control systems, avoiding a lot of the steep decline that occurred in October 2008 and increasing the position near the stock's lows accounted for much of the fund's outperformance. Home improvement and building products supplier Masco further bolstered performance. Conversely, a beneficial overweighting in heavy electrical equipment was outweighed by poor stock selection in the group. Weak stock and market selection in industrial machinery hampered performance as well, as did the fund's foreign holdings, which were hurt in part by currency movements. At the stock level, not owning industrial conglomerate 3M worked against us when the market was falling, although I established a position in the stock when it got too cheap to resist and our holdings returned about 58% during the period. Denmark-based Vestas Wind Systems, which had aided the fund's results in prior periods, was a drag on performance this time around. Construction and engineering holding Shaw Group was hurt by the weaker outlook for energy-related projects. Similar comments apply to industrial equipment maker SPX, which derives a significant portion of its revenues from projects for energy companies. Vestas, Shaw Group and SPX were sold during the period.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Institutional Class shares returned -22.31%, topping the -30.10% mark of the MSCI® US Investable Market Industrials Index but trailing the S&P 500®. Versus the MSCI index, the fund benefited from an underweighting and favorable stock picking in industrial conglomerates. Stock selection in the tires and rubber group also helped our results, as did a combination of rewarding stock and industry positioning in aerospace and defense, electrical components and equipment, and air freight and logistics. Further, a modest cash position was timely when the market was declining. Major index component General Electric was our top contributor due to the fund's large underweighting in that poorly performing stock. As the financial crisis worsened, I became increasingly concerned about the exposure of GE's finance division to the rising rate of defaults among its commercial borrowers. I'll also mention Goodyear Tire and Rubber, an out-of-index holding, and package carrier United Parcel Service, both of which helped our results. In the case of Ingersoll-Rand, a maker of commercial air conditioning and climate control systems, avoiding a lot of the steep decline that occurred in October 2008 and increasing the position near the stock's lows accounted for much of the fund's outperformance. Home improvement and building products supplier Masco further aided performance. Conversely, a beneficial overweighting in heavy electrical equipment was outweighed by poor stock selection in the group. Weak stock and market selection in industrial machinery hampered performance as well, as did the fund's foreign holdings, which were hurt in part by currency movements. At the stock level, not owning industrial conglomerate 3M worked against us when the market was falling, although I established a position in the stock when it got too cheap to resist and our holdings returned about 58% during the period. Denmark-based Vestas Wind Systems, which had aided the fund's results in prior periods, was a drag on performance this time around. Construction and engineering holding Shaw Group was hurt by the weaker outlook for energy-related projects. Similar comments apply to industrial equipment maker SPX, which derives a significant portion of its revenues from projects for energy companies. Vestas, Shaw Group and SPX were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials

Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,318.00	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.51%
Actual		$ 1,000.00	$ 1,316.50	$ 8.67
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.00%
Actual		$ 1,000.00	$ 1,313.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,313.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,320.00	$ 5.58
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	5.6	6.9
Union Pacific Corp.	5.0	4.0
Honeywell International, Inc.	4.6	6.4
General Electric Co.	4.4	1.7
Cummins, Inc.	3.2	3.3
Danaher Corp.	3.1	4.0
3M Co.	3.1	0.0
Lockheed Martin Corp.	2.8	3.9
Ingersoll-Rand Co. Ltd.	2.6	0.8
Masco Corp.	2.6	1.5
	37.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Aerospace & Defense	19.0%
Machinery	18.5%
Road & Rail	14.0%
Industrial Conglomerates	10.3%
Electrical Equipment	8.8%
All Others*	29.4%

As of January 31, 2009
Aerospace & Defense	28.6%
Machinery	18.4%
Electrical Equipment	10.5%
Road & Rail	9.1%
Industrial Conglomerates	7.8%
All Others*	25.6%

* Includes short-term investments and net other assets.

Industrials

Advisor Industrials Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
AEROSPACE & DEFENSE - 19.0%
Aerospace & Defense - 19.0%
BE Aerospace, Inc. (a)	76,400	$ 1,234,624
Goodrich Corp.	59,200	3,040,512
Honeywell International, Inc.	340,300	11,808,410
Lockheed Martin Corp.	95,800	7,162,008
Precision Castparts Corp.	64,900	5,179,669
Raytheon Co.	106,900	5,018,955
Spirit AeroSystems Holdings, Inc. Class A (a)	48,000	624,480
United Technologies Corp.	263,400	14,347,397
		48,416,055
AIR FREIGHT & LOGISTICS - 4.8%
Air Freight & Logistics - 4.8%
C.H. Robinson Worldwide, Inc.	39,400	2,148,482
FedEx Corp.	85,200	5,779,968
United Parcel Service, Inc. Class B	79,300	4,260,789
		12,189,239
AUTO COMPONENTS - 5.7%
Auto Parts & Equipment - 3.1%
BorgWarner, Inc.	36,300	1,204,797
Johnson Controls, Inc.	251,700	6,513,996
WABCO Holdings, Inc.	12,000	228,120
		7,946,913
Tires & Rubber - 2.6%
The Goodyear Tire & Rubber Co. (a)	380,900	6,482,918
TOTAL AUTO COMPONENTS		14,429,831
BUILDING PRODUCTS - 3.4%
Building Products - 3.4%
Masco Corp.	476,600	6,639,038
Owens Corning (a)	115,261	2,118,497
		8,757,535
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
W.R. Grace & Co. (a)	160,900	2,675,767
COMMERCIAL SERVICES & SUPPLIES - 4.8%
Commercial Printing - 0.9%
R.R. Donnelley & Sons Co.	168,200	2,337,980
Diversified Support Services - 0.9%
Cintas Corp.	84,900	2,137,782
Environmental & Facility Services - 1.9%
Casella Waste Systems, Inc. Class A (a)	240,947	665,014
Clean Harbors, Inc. (a)	15,600	813,852
Republic Services, Inc.	125,760	3,345,216
		4,824,082
Office Services & Supplies - 0.5%
United Stationers, Inc. (a)	29,000	1,346,180

	Shares	Value
Security & Alarm Services - 0.6%
The Brink's Co.	56,900	$ 1,544,835
TOTAL COMMERCIAL SERVICES & SUPPLIES		12,190,859
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Eagle Materials, Inc.	25,500	696,150
Vulcan Materials Co. (d)	14,500	688,460
		1,384,610
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Brinks Home Security Holdings, Inc. (a)	26,710	796,492
ELECTRICAL EQUIPMENT - 8.8%
Electrical Components & Equipment - 8.8%
Acuity Brands, Inc. (d)	54,542	1,609,534
AMETEK, Inc.	151,500	4,902,540
Cooper Industries Ltd. Class A	72,700	2,395,465
Emerson Electric Co.	48,720	1,772,434
Ener1, Inc. (a)(d)	120,173	766,704
Regal-Beloit Corp.	92,504	4,288,485
Rockwell Automation, Inc.	133,100	5,511,671
Sunpower Corp. Class B (a)	39,900	1,089,270
		22,336,103
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Manufacturing Services - 0.5%
Tyco Electronics Ltd.	59,800	1,283,906
HOUSEHOLD DURABLES - 1.5%
Homebuilding - 0.3%
Centex Corp.	73,300	799,703
Household Appliances - 1.2%
Black & Decker Corp.	78,500	2,951,600
TOTAL HOUSEHOLD DURABLES		3,751,303
INDUSTRIAL CONGLOMERATES - 10.3%
Industrial Conglomerates - 10.3%
3M Co.	112,600	7,940,552
Carlisle Companies, Inc.	36,057	1,129,666
General Electric Co.	825,946	11,067,676
Textron, Inc.	128,000	1,720,320
Tyco International Ltd.	146,725	4,434,030
		26,292,244
MACHINERY - 18.5%
Construction & Farm Machinery & Heavy Trucks - 10.6%
Caterpillar, Inc.	18,100	797,486
Cummins, Inc.	192,332	8,272,199
Deere & Co.	116,500	5,095,710
Navistar International Corp. (a)	150,988	5,970,066
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
PACCAR, Inc.	158,500	$ 5,492,025
Toro Co. (d)	42,071	1,458,181
		27,085,667
Industrial Machinery - 7.9%
Altra Holdings, Inc. (a)	84,400	741,876
Blount International, Inc. (a)	73,701	685,419
Danaher Corp.	131,500	8,053,060
Graco, Inc.	49,700	1,229,578
Ingersoll-Rand Co. Ltd.	230,000	6,642,400
Parker Hannifin Corp.	61,800	2,736,504
		20,088,837
TOTAL MACHINERY		47,174,504
MARINE - 0.3%
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	175,033	789,399
PROFESSIONAL SERVICES - 2.0%
Human Resource & Employment Services - 1.2%
Manpower, Inc.	61,000	2,924,950
Research & Consulting Services - 0.8%
Equifax, Inc.	82,307	2,144,097
TOTAL PROFESSIONAL SERVICES		5,069,047
ROAD & RAIL - 14.0%
Railroads - 9.6%
CSX Corp.	134,600	5,400,152
Genesee & Wyoming, Inc. Class A (a)	27,000	736,830
Norfolk Southern Corp.	125,810	5,441,283
Union Pacific Corp.	223,000	12,826,960
		24,405,225
Trucking - 4.4%
Con-way, Inc.	94,900	4,322,695
Hertz Global Holdings, Inc. (a)	147,600	1,393,344
Ryder System, Inc.	136,278	4,787,446
Saia, Inc. (a)	42,816	773,257
		11,276,742
TOTAL ROAD & RAIL		35,681,967

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 3.1%
Trading Companies & Distributors - 3.1%
Fastenal Co. (d)	46,400	$ 1,650,448
Interline Brands, Inc. (a)	115,691	1,958,649
Rush Enterprises, Inc. Class A (a)	327,657	4,292,307
		7,901,404
TRANSPORTATION INFRASTRUCTURE - 0.4%
Marine Ports & Services - 0.4%
Aegean Marine Petroleum Network, Inc.	52,800	897,600
TOTAL COMMON STOCKS (Cost $246,887,220)		252,017,865
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.37% (b)	5,685,313	5,685,313
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	5,409,403	5,409,403
TOTAL MONEY MARKET FUNDS (Cost $11,094,716)		11,094,716
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $257,981,936)		263,112,581
NET OTHER ASSETS - (3.3)%		(8,362,526)
NET ASSETS - 100%		$ 254,750,055
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,362
Fidelity Securities Lending Cash Central Fund	194,854
Total	$ 284,216
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,977,626	$ 18,977,626	$ -	$ -
Industrials	227,695,956	227,695,956	-	-
Information Technology	1,283,906	1,283,906	-	-
Materials	4,060,377	4,060,377	-	-
Money Market Funds	11,094,716	11,094,716	-	-
Total Investments in Securities:	$ 263,112,581	$ 263,112,581	$ -	$ -
The following is a reconciliation of Investments in Securities for which level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 33,625
Total Realized Gain (Loss)	(35,288)
Total Unrealized Gain (Loss)	44,125
Cost of Purchases	-
Proceeds of Sales	(42,462)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investment in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $29,658,388 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $69,957,535 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,281,039) - See accompanying schedule: Unaffiliated issuers (cost $246,887,220)	$ 252,017,865
Fidelity Central Funds (cost $11,094,716)	11,094,716
Total Investments (cost $257,981,936)		$ 263,112,581
Receivable for investments sold		1,846,410
Receivable for fund shares sold		322,270
Dividends receivable		192,318
Distributions receivable from Fidelity Central Funds		14,840
Prepaid expenses		1,201
Total assets		265,489,620

Liabilities
Payable for investments purchased	$ 4,150,255
Payable for fund shares redeemed	866,727
Accrued management fee	109,268
Distribution fees payable	91,250
Other affiliated payables	74,493
Other payables and accrued expenses	38,169
Collateral on securities loaned, at value	5,409,403
Total liabilities		10,739,565

Net Assets		$ 254,750,055
Net Assets consist of:
Paid in capital		$ 356,788,990
Undistributed net investment income		309,528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,477,163)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,128,700
Net Assets		$ 254,750,055

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($130,860,024 ÷ 7,758,461 shares)	$ 16.87

Maximum offering price per share (100/94.25 of $16.87)	$ 17.90
Class T: Net Asset Value and redemption price per share ($48,053,558 ÷ 2,888,440 shares)	$ 16.64

Maximum offering price per share (100/96.50 of $16.64)	$ 17.24
Class B: Net Asset Value and offering price per share ($25,212,202 ÷ 1,585,251 shares)A	$ 15.90

Class C: Net Asset Value and offering price per share ($37,861,997 ÷ 2,374,837 shares)A	$ 15.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,762,274 ÷ 731,419 shares)	$ 17.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Industrials

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 5,128,749
Interest		8
Income from Fidelity Central Funds		284,216
Total income		5,412,973

Expenses
Management fee	$ 1,441,506
Transfer agent fees	797,379
Distribution fees	1,193,548
Accounting and security lending fees	101,694
Custodian fees and expenses	17,298
Independent trustees' compensation	1,743
Registration fees	76,779
Audit	53,161
Legal	1,416
Interest	259
Miscellaneous	16,863
Total expenses before reductions	3,701,646
Expense reductions	(4,226)	3,697,420
Net investment income (loss)		1,715,553
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(102,688,937)
Foreign currency transactions	34,764
Total net realized gain (loss)		(102,654,173)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,468,404)
Assets and liabilities in foreign currencies	(1,142)
Total change in net unrealized appreciation (depreciation)		(6,469,546)
Net gain (loss)		(109,123,719)
Net increase (decrease) in net assets resulting from operations		$ (107,408,166)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,715,553	$ 880,536
Net realized gain (loss)	(102,654,173)	5,734,188
Change in net unrealized appreciation (depreciation)	(6,469,546)	(28,847,344)
Net increase (decrease) in net assets resulting from operations	(107,408,166)	(22,232,620)
Distributions to shareholders from net investment income	(1,756,118)	-
Distributions to shareholders from net realized gain	(285,855)	(36,229,373)
Total distributions	(2,041,973)	(36,229,373)
Share transactions - net increase (decrease)	(41,067,612)	109,034,065
Redemption fees	10,099	14,921
Total increase (decrease) in net assets	(150,507,652)	50,586,993

Net Assets
Beginning of period	405,257,707	354,670,714
End of period (including undistributed net investment income of $309,528 and undistributed net investment income of $809,200, respectively)	$ 254,750,055	$ 405,257,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.97	$ 25.49	$ 22.16	$ 21.53	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.13	.11	.09	.08	.02
Net realized and unrealized gain (loss)	(5.08)	(1.17)	5.11	1.63	4.35
Total from investment operations	(4.95)	(1.06)	5.20	1.71	4.37
Distributions from net investment income	(.13)	-	(.06)	-	-
Distributions from net realized gain	(.02)	(2.46)	(1.81)	(1.08)	(.94)
Total distributions	(.15)	(2.46)	(1.87)	(1.08)	(.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.87	$ 21.97	$ 25.49	$ 22.16	$ 21.53
Total Return A, B	(22.49)%	(4.71)%	25.13%	8.40%	25.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.17%	1.21%	1.26%	1.34%
Expenses net of fee waivers, if any	1.23%	1.17%	1.21%	1.26%	1.34%
Expenses net of all reductions	1.23%	1.16%	1.21%	1.24%	1.29%
Net investment income (loss)	.89%	.46%	.38%	.34%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,860	$ 188,859	$ 157,451	$ 99,255	$ 40,264
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.67	$ 25.17	$ 21.86	$ 21.27	$ 17.90
Income from Investment Operations
Net investment income (loss) C	.10	.05	.03	.02	(.03)
Net realized and unrealized gain (loss)	(5.03)	(1.15)	5.05	1.61	4.31
Total from investment operations	(4.93)	(1.10)	5.08	1.63	4.28
Distributions from net investment income	(.08)	-	(.03)	-	-
Distributions from net realized gain	(.02)	(2.40)	(1.74)	(1.04)	(.91)
Total distributions	(.10)	(2.40)	(1.77)	(1.04)	(.91)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.64	$ 21.67	$ 25.17	$ 21.86	$ 21.27
Total Return A, B	(22.68)%	(4.96)%	24.82%	8.13%	24.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.41%	1.46%	1.49%	1.57%
Expenses net of fee waivers, if any	1.48%	1.41%	1.46%	1.49%	1.57%
Expenses net of all reductions	1.48%	1.41%	1.46%	1.47%	1.52%
Net investment income (loss)	.63%	.21%	.13%	.11%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,054	$ 85,025	$ 75,530	$ 55,936	$ 40,126
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.74	$ 24.19	$ 21.02	$ 20.55	$ 17.27
Income from Investment Operations
Net investment income (loss) C	.02	(.07)	(.09)	(.09)	(.13)
Net realized and unrealized gain (loss)	(4.82)	(1.10)	4.87	1.55	4.17
Total from investment operations	(4.80)	(1.17)	4.78	1.46	4.04
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(2.28)	(1.61)	(.99)	(.76)
Total distributions	(.04)	(2.28)	(1.61)	(.99)	(.76)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.90	$ 20.74	$ 24.19	$ 21.02	$ 20.55
Total Return A, B	(23.10)%	(5.46)%	24.18%	7.54%	24.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.95%	2.00%	2.04%	2.11%
Expenses net of fee waivers, if any	1.98%	1.95%	2.00%	2.04%	2.11%
Expenses net of all reductions	1.98%	1.95%	2.00%	2.02%	2.07%
Net investment income (loss)	.13%	(.33)%	(.41)%	(.44)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,212	$ 39,989	$ 44,330	$ 37,082	$ 32,242
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.79	$ 24.26	$ 21.16	$ 20.68	$ 17.36
Income from Investment Operations
Net investment income (loss) C	.02	(.06)	(.08)	(.08)	(.12)
Net realized and unrealized gain (loss)	(4.83)	(1.11)	4.88	1.56	4.19
Total from investment operations	(4.81)	(1.17)	4.80	1.48	4.07
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(2.30)	(1.70)	(1.00)	(.75)
Total distributions	(.04)	(2.30)	(1.70)	(1.00)	(.75)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.94	$ 20.79	$ 24.26	$ 21.16	$ 20.68
Total Return A, B	(23.09)%	(5.44)%	24.25%	7.59%	24.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.91%	1.94%	1.99%	2.07%
Expenses net of fee waivers, if any	1.98%	1.91%	1.94%	1.99%	2.07%
Expenses net of all reductions	1.98%	1.90%	1.94%	1.97%	2.02%
Net investment income (loss)	.14%	(.28)%	(.35)%	(.38)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,862	$ 57,742	$ 57,862	$ 42,363	$ 20,595
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 22.72	$ 26.26	$ 22.77	$ 22.06	$ 18.48
Income from Investment Operations
Net investment income (loss) B	.19	.18	.16	.16	.07
Net realized and unrealized gain (loss)	(5.27)	(1.19)	5.27	1.66	4.46
Total from investment operations	(5.08)	(1.01)	5.43	1.82	4.53
Distributions from net investment income	(.17)	-	(.13)	-	-
Distributions from net realized gain	(.02)	(2.53)	(1.81)	(1.11)	(.95)
Total distributions	(.19)	(2.53)	(1.94)	(1.11)	(.95)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 17.45	$ 22.72	$ 26.26	$ 22.77	$ 22.06
Total Return A	(22.31)%	(4.40)%	25.53%	8.73%	25.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	.88%	.92%	.91%	1.06%
Expenses net of fee waivers, if any	.96%	.88%	.92%	.91%	1.06%
Expenses net of all reductions	.95%	.87%	.91%	.89%	1.01%
Net investment income (loss)	1.16%	.75%	.67%	.69%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,762	$ 33,642	$ 19,498	$ 13,043	$ 4,379
Portfolio turnover rate D	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustee compensation, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 28,486,542
Unrealized depreciation	(31,219,081)
Net unrealized appreciation (depreciation)	$ (2,732,539)
Undistributed ordinary income	$ 309,528
Capital loss carryforward	$ (29,658,388)
Cost for federal income tax purposes	$ 265,845,120

Industrials

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 2,041,973	$ 17,058,178
Long-term Capital Gains	-	19,171,195
Total	$ 2,041,973	$ 36,229,373

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $350,069,006 and $382,670,613, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 311,483	$ 11,150
Class T	.25%	.25%	260,762	686
Class B	.75%	.25%	252,778	189,779
Class C	.75%	.25%	368,525	74,024
			$ 1,193,548	$ 275,639

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 69,247
Class T	9,296
Class B*	71,891
Class C*	14,329
$ 164,763

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 390,315.31
Class T	163,523.31
Class B	80,229.32
Class C	114,890.31
Institutional Class	48,422.29
	$ 797,379

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,845 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,540,200.41%		$ 259

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,165 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $194,854.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,048 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $178.

Industrials

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 1,066,448	$ -
Class T	306,371	-
Class B	68,325	-
Class C	103,234	-
Institutional Class	211,740	-
Total	$ 1,756,118	$ -
From net realized gain
Class A	$ 176,460	$ 16,681,692
Class T	79,143	7,329,611
Class B	-	4,260,086
Class C	-	5,759,702
Institutional Class	30,252	2,198,282
Total	$ 285,855	$ 36,229,373

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,551,802	3,949,728	$ 40,597,092	$ 92,641,467
Reinvestment of distributions	72,593	645,516	1,139,555	15,365,861
Shares redeemed	(3,461,949)	(2,176,163)	(50,255,155)	(50,202,759)
Net increase (decrease)	(837,554)	2,419,081	$ (8,518,508)	$ 57,804,569
Class T
Shares sold	1,041,987	1,380,018	$ 15,774,329	$ 31,838,651
Reinvestment of distributions	24,634	292,360	365,354	6,876,188
Shares redeemed	(2,101,374)	(750,047)	(29,010,054)	(16,849,781)
Net increase (decrease)	(1,034,753)	922,331	$ (12,870,371)	$ 21,865,058
Class B
Shares sold	339,206	453,829	$ 5,035,039	$ 10,091,104
Reinvestment of distributions	4,471	159,890	56,194	3,612,025
Shares redeemed	(686,403)	(518,209)	(9,410,134)	(11,329,079)
Net increase (decrease)	(342,726)	95,510	$ (4,318,901)	$ 2,374,050
Class C
Shares sold	638,949	947,863	$ 9,440,300	$ 21,153,831
Reinvestment of distributions	6,551	198,290	82,541	4,489,229
Shares redeemed	(1,047,655)	(754,472)	(14,427,567)	(16,433,752)
Net increase (decrease)	(402,155)	391,681	$ (4,904,726)	$ 9,209,308
Institutional Class
Shares sold	291,640	1,095,024	$ 4,730,735	$ 26,168,229
Reinvestment of distributions	10,868	66,827	192,321	1,640,412
Shares redeemed	(1,052,089)	(423,274)	(15,378,162)	(10,027,561)
Net increase (decrease)	(749,581)	738,577	$ (10,455,106)	$ 17,781,080

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-11.34%	1.67%	-3.89%
Class T (incl. 3.50% sales charge)	-9.48%	1.89%	-3.89%
Class B (incl. contingent deferred sales charge) A	-11.35%	1.74%	-3.83%
Class C (incl. contingent deferred sales charge) B	-7.58%	2.12%	-4.02%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Overr 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Technology

Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned -5.93%, -6.20%, -6.68% and -6.65%, respectively (excluding sales charges), topping the -9.83% return of the MSCI® US Investable Market Information Technology Index and the S&P 500®. Versus the MSCI index, favorable stock picking and an overweighting in semiconductors provided a significant boost to fund performance. Stock picking in semiconductor equipment, home entertainment software and systems software also helped, although large overweightings in the first two weak-performing groups of that trio and a single underweighting in the relatively strong third group offset some of those benefits. My picks in Internet software/services further aided results, as did a modest cash position. Moreover, our foreign holdings contributed despite facing currency head winds. Our top relative contributor was Starent Networks, a provider of infrastructure hardware/software products, which posted a strong double-digit gain. Tessera Technologies, a provider of miniaturization solutions, hard-disk drive maker Seagate Technology and Chinese Internet company Tencent Holdings, an out-of-index position, helped as well. An underweighting and unfavorable stock selection in computer hardware held back performance, as did stock picking in communications equipment, electrical components/equipment and advertising. Increasing competition among providers of smartphones sidetracked two holdings: Canada's Research In Motion and Apple, and I sold off the former, an out-of index holding. Another non-index stock, electronic advertising company VisionChina Media, was hurt by a slowing Chinese economy.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the past year, the fund's Institutional Class shares returned -5.71%, topping the -9.83% return of the MSCI® US Investable Market Information Technology Index and the S&P 500®. Versus the MSCI index, favorable stock picking and an overweighting in semiconductors provided a significant boost to fund performance. Stock picking in semiconductor equipment, home entertainment software and systems software also helped, although large overweightings in the first two weak-performing groups of that trio and a sizable underweighting in the relatively strong third group offset some of those benefits. My picks in Internet software/services further aided results, as did a modest cash position. Moreover, our foreign holdings contributed despite facing currency head winds. Our top relative contributor was Starent Networks, a provider of infrastructure hardware/software products, which posted a strong double-digit gain. Tessera Technologies, a provider of miniaturization solutions, hard-disk drive maker Seagate Technology and Chinese Internet company Tencent Holdings, an out-of-index position, helped as well. An underweighting and unfavorable stock selection in computer hardware held back performance, as did stock picking in communications equipment, electrical components/equipment and advertising. Increasing competition among providers of smartphones sidetracked two holdings: Canada's Research In Motion and Apple, and I sold off the former, an out-of index holding. Another non-index stock, electronic advertising company VisionChina Media, was hurt by a slowing Chinese economy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,612.70	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.49%
Actual		$ 1,000.00	$ 1,610.50	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.98%
Actual		$ 1,000.00	$ 1,606.80	$ 12.80
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Class C	1.98%
Actual		$ 1,000.00	$ 1,607.40	$ 12.80
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Institutional Class	.98%
Actual		$ 1,000.00	$ 1,615.30	$ 6.35
HypotheticalA		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	8.7	3.5
Apple, Inc.	7.5	2.2
Intel Corp.	5.4	2.0
Google, Inc. Class A	4.8	3.2
Hewlett-Packard Co.	3.2	3.4
Oracle Corp.	3.1	0.1
QUALCOMM, Inc.	2.2	6.5
BMC Software, Inc.	2.1	0.1
eBay, Inc.	1.7	0.4
Micron Technology, Inc.	1.5	1.6
	40.2
Top Industries (% of fund's net assets)
As of July 31, 2009
Software	26.7%
Semiconductors & Semiconductor Equipment	25.6%
Computers & Peripherals	14.4%
Internet Software & Services	11.9%
Communications Equipment	9.8%
All Others*	11.6%

As of January 31, 2009
Semiconductors & Semiconductor Equipment	25.8%
Communications Equipment	22.2%
Software	16.1%
Computers & Peripherals	9.7%
Electronic Equipment & Components	6.3%
All Others*	19.9%

* Includes short-term investments and net other assets.

Technology

Advisor Technology Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 9.6%
Communications Equipment - 9.6%
3Com Corp. (a)	95,600	$ 360,412
Adtran, Inc.	33,500	809,360
ADVA AG Optical Networking (a)	442,449	983,737
Alcatel-Lucent SA sponsored ADR (a)	14,300	39,468
Aruba Networks, Inc. (a)	9,800	87,024
Brocade Communications Systems, Inc. (a)	258,000	2,027,880
Ciena Corp. (a)	99,200	1,107,072
Cisco Systems, Inc. (a)	189,900	4,179,699
Cogo Group, Inc. (a)	7,869	51,463
CommScope, Inc. (a)	87,900	2,250,240
Comverse Technology, Inc. (a)	120,800	955,528
F5 Networks, Inc. (a)	89,008	3,303,977
Infinera Corp. (a)	70,900	479,993
Juniper Networks, Inc. (a)	78,600	2,053,818
Motorola, Inc.	73,600	526,976
OZ Optics Ltd. unit (a)(f)	68,000	320,960
Palm, Inc. (a)	120,000	1,887,600
Polycom, Inc. (a)	83,900	1,992,625
Powerwave Technologies, Inc. (a)	166,600	209,916
QUALCOMM, Inc.	246,200	11,376,902
Riverbed Technology, Inc. (a)	102,200	2,045,022
Sandvine Corp. (a)	1,587,300	1,738,538
Sandvine Corp. (U.K.) (a)	1,078,100	1,161,762
Sonus Networks, Inc. (a)	29,060	55,214
Starent Networks Corp. (a)	284,577	6,824,156
Tekelec (a)	123,600	2,273,004
Tellabs, Inc. (a)	134,700	781,260
		49,883,606
COMPUTERS & PERIPHERALS - 14.4%
Computer Hardware - 11.7%
3PAR, Inc. (a)	5,900	56,581
Apple, Inc. (a)	241,255	39,418,654
Dell, Inc. (a)	37,600	503,088
Hewlett-Packard Co.	382,600	16,566,580
Stratasys, Inc. (a)(d)	108,790	1,716,706
Teradata Corp. (a)	20,400	501,228
Toshiba Corp.	439,000	1,948,843
Wistron Corp.	159,000	316,934
		61,028,614
Computer Storage & Peripherals - 2.7%
Chicony Electronics Co. Ltd.	189,284	419,990
EMC Corp. (a)	207,900	3,130,974
NetApp, Inc. (a)	2,500	56,150
SanDisk Corp. (a)	296,413	5,282,080
Seagate Technology	251,200	3,024,448
SIMPLO Technology Co. Ltd.	68,200	299,323

	Shares	Value
Synaptics, Inc. (a)	29,700	$ 711,909
Western Digital Corp. (a)	43,200	1,306,800
		14,231,674
TOTAL COMPUTERS & PERIPHERALS		75,260,288
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
MasTec, Inc. (a)	14,500	150,075
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	600	44,100
ELECTRICAL EQUIPMENT - 1.6%
Electrical Components & Equipment - 1.6%
centrotherm photovoltaics AG (a)	1,273	65,897
Energy Conversion Devices, Inc. (a)(d)	42,900	610,896
First Solar, Inc. (a)	4,514	696,916
General Cable Corp. (a)	13,000	504,010
GT Solar International, Inc. (d)	83,700	518,940
JA Solar Holdings Co. Ltd. ADR (a)	164,200	789,802
Q-Cells SE (a)	1,200	21,601
Roth & Rau AG	1,516	51,186
Sunpower Corp.:
Class A (a)	62,500	2,012,500
Class B (a)	71,244	1,944,961
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	12,600	231,714
Trina Solar Ltd. ADR (a)	17,300	488,898
Yingli Green Energy Holding Co. Ltd. ADR (a)	33,800	448,526
		8,385,847
ELECTRONIC EQUIPMENT & COMPONENTS - 4.1%
Electronic Components - 0.5%
Amphenol Corp. Class A	1,400	46,690
DTS, Inc. (a)	16,500	453,255
Everlight Electronics Co. Ltd.	433,376	1,208,592
Tripod Technology Corp.	135,339	282,970
Unimicron Technology Corp.	311,000	352,612
Vishay Intertechnology, Inc. (a)	7,000	49,770
		2,393,889
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc.	2,300	53,406
China Security & Surveillance Technology, Inc. (a)(d)	105,034	926,400
Chroma ATE, Inc.	1,217,641	1,874,150
Comverge, Inc. (a)(d)	10,189	134,087
Coretronic Corp.	174,300	206,918
Itron, Inc. (a)	11,100	579,087
National Instruments Corp.	2,000	50,440
		3,824,488
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Manufacturing Services - 1.7%
Flextronics International Ltd. (a)	434,100	$ 2,309,412
Ju Teng International Holdings Ltd.	608,000	458,166
Molex, Inc.	15,300	271,728
Multi-Fineline Electronix, Inc. (a)	2,289	52,166
Trimble Navigation Ltd. (a)	78,000	1,849,380
Tyco Electronics Ltd.	172,600	3,705,722
		8,646,574
Technology Distributors - 1.2%
Brightpoint, Inc. (a)	40,300	239,382
Digital China Holdings Ltd. (H Shares)	3,788,000	2,722,525
Ingram Micro, Inc. Class A (a)	33,000	555,060
Inspur International Ltd.	3,276,000	562,215
Synnex Technology International Corp.	155,000	300,930
WPG Holding Co. Ltd.	1,670,000	2,051,234
		6,431,346
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		21,296,297
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Health Care Equipment - 0.8%
China Medical Technologies, Inc. sponsored ADR	1,900	30,077
Golden Meditech Co. Ltd. (a)	2,168,000	408,431
I-Flow Corp. (a)	77,610	590,612
Mindray Medical International Ltd. sponsored ADR	200	5,944
Mingyuan Medicare Development Co. Ltd. (a)(d)	27,880,000	2,985,916
		4,020,980
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	682,000	1,786,435
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,807,415
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	600	22,164
HOTELS, RESTAURANTS & LEISURE - 0.3%
Hotels, Resorts & Cruise Lines - 0.3%
Ctrip.com International Ltd. sponsored ADR	34,400	1,763,000
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Harman International Industries, Inc.	48,500	1,196,980
TomTom Group BV (a)	160	1,758
		1,198,738
INTERNET & CATALOG RETAIL - 1.0%
Internet Retail - 1.0%
Amazon.com, Inc. (a)	35,100	3,010,176

	Shares	Value
Expedia, Inc. (a)	3,060	$ 63,373
Priceline.com, Inc. (a)(d)	17,612	2,282,867
		5,356,416
INTERNET SOFTWARE & SERVICES - 11.9%
Internet Software & Services - 11.9%
Akamai Technologies, Inc. (a)	19,800	325,512
Baidu.com, Inc. sponsored ADR (a)	20,500	7,136,870
comScore, Inc. (a)	17,300	263,306
Constant Contact, Inc. (a)	8,924	201,772
Daum Communications Corp. (a)	24,270	992,476
DealerTrack Holdings, Inc. (a)	12,300	243,909
eBay, Inc. (a)	424,400	9,018,500
Equinix, Inc. (a)	700	57,211
Google, Inc. Class A (a)	56,200	24,899,410
LogMeIn, Inc.	4,100	79,991
NetEase.com, Inc. sponsored ADR (a)	66,400	2,925,584
NHN Corp. (a)	10,369	1,513,753
Omniture, Inc. (a)	2,900	39,672
Open Text Corp. (a)	13,600	515,420
OpenTable, Inc.	400	11,880
SAVVIS, Inc.	8,900	129,139
Sina Corp. (a)	133,400	4,426,212
Sohu.com, Inc. (a)	30,600	1,871,802
Tencent Holdings Ltd.	469,200	6,332,809
VeriSign, Inc. (a)	2,000	40,880
VistaPrint Ltd. (a)	22,200	915,750
Vocus, Inc. (a)	10,300	173,246
Yahoo!, Inc. (a)	3,100	44,392
		62,159,496
IT SERVICES - 1.3%
Data Processing & Outsourced Services - 0.6%
CyberSource Corp. (a)	31,895	553,059
Lender Processing Services, Inc.	1,500	51,270
Visa, Inc. Class A	37,000	2,422,020
		3,026,349
IT Consulting & Other Services - 0.7%
Amdocs Ltd. (a)	20,200	483,184
CACI International, Inc. Class A (a)	3,600	166,320
China Information Security Technology, Inc. (a)(d)	8,917	33,528
Cognizant Technology Solutions Corp. Class A (a)	69,800	2,065,382
Satyam Computer Services Ltd. sponsored ADR (d)	11,600	58,464
Yucheng Technologies Ltd. (a)	135,000	1,124,550
		3,931,428
TOTAL IT SERVICES		6,957,777
MACHINERY - 0.6%
Industrial Machinery - 0.6%
China Fire & Security Group, Inc. (a)	24,900	391,926
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Meyer Burger Technology AG (a)	270	$ 44,467
Shin Zu Shing Co. Ltd.	479,732	2,573,387
		3,009,780
MEDIA - 0.8%
Advertising - 0.5%
AirMedia Group, Inc. ADR (a)	111,900	666,924
VisionChina Media, Inc. ADR (a)	307,700	2,021,589
		2,688,513
Cable & Satellite - 0.3%
Sirius XM Radio, Inc. (a)	719,500	323,775
Virgin Media, Inc.	98,600	1,030,370
		1,354,145
TOTAL MEDIA		4,042,658
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	5,600	5,458
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
IHS, Inc. Class A (a)	1,100	54,934
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.6%
Semiconductor Equipment - 6.7%
Aixtron AG	98,400	1,612,813
Amkor Technology, Inc. (a)(d)	690,700	4,323,782
ASM Pacific Technology Ltd.	17,200	116,740
ASML Holding NV (NY Shares)	266,500	6,931,665
Cymer, Inc. (a)	82,100	2,808,641
FormFactor, Inc. (a)	53,200	1,226,260
Globe Specialty Metals, Inc.	22,200	159,840
KLA-Tencor Corp.	18,600	592,968
Lam Research Corp. (a)	90,400	2,717,424
LTX-Credence Corp. (a)	497,102	447,392
MEMC Electronic Materials, Inc. (a)	80,900	1,425,458
Photronics, Inc. (a)	82,700	422,597
Tessera Technologies, Inc. (a)	239,300	6,721,937
Varian Semiconductor Equipment Associates, Inc. (a)	107,800	3,453,912
Verigy Ltd. (a)	137,300	1,824,717
		34,786,146
Semiconductors - 17.9%
Advanced Micro Devices, Inc. (a)(d)	121,400	444,324
Altera Corp.	41,700	779,373
ANADIGICS, Inc. (a)	10,400	43,056
Analog Devices, Inc.	1,800	49,266
Applied Micro Circuits Corp. (a)	8,650	74,823
ARM Holdings PLC sponsored ADR	238,400	1,523,376
Atmel Corp. (a)	170,900	712,653
Broadcom Corp. Class A (a)	44,700	1,261,881

	Shares	Value
Cavium Networks, Inc. (a)	407,831	$ 7,695,771
Cree, Inc. (a)	54,040	1,732,522
CSR PLC (a)	712,385	5,082,075
Cypress Semiconductor Corp. (a)	252,600	2,682,612
Diodes, Inc. (a)	15,100	278,746
Elan Microelectronics Corp.	155,000	252,743
Elpida Memory, Inc. (a)	30,600	349,308
Epistar Corp.	565,000	1,542,944
Fairchild Semiconductor International, Inc. (a)	212,000	1,871,960
Global Unichip Corp.	152,291	835,489
Hynix Semiconductor, Inc. (a)	137,540	1,979,802
Infineon Technologies AG (a)(d)	1,644,500	6,643,596
Infineon Technologies AG rights 8/3/09 (a)(d)	2,322,900	1,088,857
Inotera Memories, Inc. (a)	927,000	483,136
Inotera Memories, Inc. sponsored ADR (a)(e)	212,100	1,105,428
Intel Corp.	1,461,600	28,135,800
International Rectifier Corp. (a)	152,200	2,520,432
Intersil Corp. Class A	39,700	570,489
Kinsus Interconnect Technology Corp.	142,000	303,822
LSI Corp. (a)	10,300	53,354
Marvell Technology Group Ltd. (a)	329,400	4,394,196
MediaTek, Inc.	19,038	273,588
Micron Technology, Inc. (a)	1,230,200	7,860,978
Monolithic Power Systems, Inc. (a)	62,900	1,395,751
MoSys, Inc. (a)	32,100	52,002
Netlogic Microsystems, Inc. (a)	1,300	51,662
NVIDIA Corp. (a)	80,300	1,038,279
O2Micro International Ltd. sponsored ADR (a)	17,800	92,204
Omnivision Technologies, Inc. (a)	151,599	2,005,655
PMC-Sierra, Inc. (a)	65,300	597,495
Power Integrations, Inc.	2,100	61,509
Powertech Technology, Inc.	320,000	858,275
Radiant Opto-Electronics Corp.	334,750	485,138
Silicon Laboratories, Inc. (a)	13,900	595,337
Skyworks Solutions, Inc. (a)	4,700	56,776
Standard Microsystems Corp. (a)	90,500	2,099,600
Supertex, Inc. (a)	7,300	168,265
TriQuint Semiconductor, Inc. (a)	9,300	66,774
Volterra Semiconductor Corp. (a)	15,500	257,145
Xilinx, Inc.	44,400	963,036
		93,471,303
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		128,257,449
SOFTWARE - 26.7%
Application Software - 9.0%
Adobe Systems, Inc. (a)	169,800	5,504,916
ANSYS, Inc. (a)	5,900	184,434
Autodesk, Inc. (a)	1,800	39,258
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Blackboard, Inc. (a)	19,900	$ 676,003
Cadence Design Systems, Inc. (a)	293,700	1,732,830
Callidus Software, Inc. (a)	107,291	273,592
Citrix Systems, Inc. (a)	182,000	6,479,200
Concur Technologies, Inc. (a)	46,800	1,614,132
Epicor Software Corp. (a)	31,500	191,520
Informatica Corp. (a)	137,900	2,535,981
Intuit, Inc. (a)	141,500	4,202,550
JDA Software Group, Inc. (a)	50,000	1,030,500
Kingdee International Software Group Co. Ltd.	10,918,000	2,042,762
Longtop Financial Technologies Ltd. ADR (a)	33,800	944,034
Mentor Graphics Corp. (a)	205,200	1,424,088
Nice Systems Ltd. sponsored ADR (a)	8,265	226,296
Nuance Communications, Inc. (a)	17,300	228,360
Parametric Technology Corp. (a)	62,200	803,002
Pegasystems, Inc.	9,100	257,530
Salesforce.com, Inc. (a)	133,100	5,768,554
Smith Micro Software, Inc. (a)	230,200	2,631,186
SolarWinds, Inc.	2,700	54,000
SuccessFactors, Inc. (a)(d)	212,200	2,238,710
Synchronoss Technologies, Inc. (a)	121,348	1,441,614
Synopsys, Inc. (a)	57,600	1,150,848
Taleo Corp. Class A (a)	112,788	1,973,790
TIBCO Software, Inc. (a)	71,100	620,703
Ulticom, Inc.	318,926	574,067
VanceInfo Technologies, Inc. ADR (a)	22,000	333,300
		47,177,760
Home Entertainment Software - 1.7%
Activision Blizzard, Inc. (a)	128,700	1,473,615
Changyou.com Ltd. (A Shares) ADR	800	29,400
Electronic Arts, Inc. (a)	146,900	3,153,943
Kingsoft Corp. Ltd.	323,000	326,341
Perfect World Co. Ltd. sponsored ADR Class B (a)	45,500	1,627,990
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	18,700	927,146
Take-Two Interactive Software, Inc.	85,300	812,056
THQ, Inc. (a)	49,400	331,474
		8,681,965
Systems Software - 16.0%
Ariba, Inc. (a)	18,908	198,723
BMC Software, Inc. (a)	324,500	11,042,735
CA, Inc.	2,200	46,508
Check Point Software Technologies Ltd. (a)	1,700	45,373
CommVault Systems, Inc. (a)	43,100	750,371
Insyde Software Corp.	344,239	1,757,392
McAfee, Inc. (a)	23,200	1,034,256
Microsoft Corp.	1,936,800	45,553,539

	Shares	Value
Oracle Corp.	737,400	$ 16,318,662
Phoenix Technologies Ltd. (a)	31,000	102,610
Red Hat, Inc. (a)	258,300	5,896,989
Symantec Corp. (a)	14,300	213,499
VMware, Inc. Class A (a)	24,600	792,858
		83,753,515
TOTAL SOFTWARE		139,613,240
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Wireless Telecommunication Services - 0.8%
Crown Castle International Corp. (a)	8,000	229,920
Sprint Nextel Corp. (a)	132,200	528,800
Syniverse Holdings, Inc. (a)	178,257	3,124,845
		3,883,565
TOTAL COMMON STOCKS (Cost $460,607,819)		517,152,303
Convertible Bonds - 1.2%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 1,270,000	888,873
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Semiconductors - 1.0%
Advanced Micro Devices, Inc. 5.75% 8/15/12	6,960,000	5,124,300
TOTAL CONVERTIBLE BONDS (Cost $6,830,428)		6,013,173
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	1,125,412	1,125,412
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	12,628,183	12,628,183
TOTAL MONEY MARKET FUNDS (Cost $13,753,595)		13,753,595
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $481,191,842)		536,919,071
NET OTHER ASSETS - (2.8)%		(14,806,416)
NET ASSETS - 100%		$ 522,112,655
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,105,428 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $320,960 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 93,254
Fidelity Securities Lending Cash Central Fund	849,077
Total	$ 942,331
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,404,912	$ 12,404,912	$ -	$ -
Health Care	5,829,579	5,829,579	-	-
Industrials	11,600,636	11,600,636	-	-
Information Technology	483,428,153	474,269,312	8,837,881	320,960
Materials	5,458	5,458	-	-
Telecommunication Services	3,883,565	3,883,565	-	-
Corporate Bonds	6,013,173	-	6,013,173	-
Money Market Funds	13,753,595	13,753,595	-	-
Total Investments in Securities	$ 536,919,071	$ 521,747,057	$ 14,851,054	$ 320,960
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 821,100
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(500,140)
Cost of Purchases	0
Proceeds of Sales	0
Amortization/Accretion	0
Transfers in/out of Level 3	0
Ending Balance	$ 320,960
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (500,140)

The information used in the above reconciliation represents fiscal year to date activity for any Investment in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and Unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.0%
China	5.0%
Taiwan	3.7%
Cayman Islands	3.0%
Germany	2.0%
Bermuda	1.6%
United Kingdom	1.4%
Netherlands	1.3%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information

At July 31, 2009, the fund had a capital loss carryforward of approximately $1,522,364,216 of which $889,719,837, $499,806,783 and $132,837,596 will expire on July 31, 2010, 2011 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $110,337,017 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $12,319,717) - See accompanying schedule: Unaffiliated issuers (cost $467,438,247)	$ 523,165,476
Fidelity Central Funds (cost $13,753,595)	13,753,595
Total Investments (cost $481,191,842)		$ 536,919,071
Foreign currency held at value (cost $22)		22
Receivable for investments sold		3,737,478
Receivable for fund shares sold		831,090
Dividends receivable		201,841
Interest receivable		184,210
Distributions receivable from Fidelity Central Funds		22,443
Prepaid expenses		1,680
Other receivables		29,910
Total assets		541,927,745

Liabilities
Payable for investments purchased	$ 5,864,821
Payable for fund shares redeemed	720,913
Accrued management fee	229,086
Distribution fees payable	177,255
Other affiliated payables	149,450
Other payables and accrued expenses	45,382
Collateral on securities loaned, at value	12,628,183
Total liabilities		19,815,090

Net Assets		$ 522,112,655
Net Assets consist of:
Paid in capital		$ 2,108,046,834
Undistributed net investment income		425,528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,642,087,988)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,728,281
Net Assets		$ 522,112,655

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($258,432,921 ÷ 16,122,667 shares)	$ 16.03

Maximum offering price per share (100/94.25 of $16.03)	$ 17.01
Class T: Net Asset Value and redemption price per share ($151,170,025 ÷ 9,695,772 shares)	$ 15.59

Maximum offering price per share (100/96.50 of $15.59)	$ 16.16
Class B: Net Asset Value and offering price per share ($30,579,781 ÷ 2,083,958 shares)A	$ 14.67

Class C: Net Asset Value and offering price per share ($55,644,814 ÷ 3,775,585 shares)A	$ 14.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,285,114 ÷ 1,576,903 shares)	$ 16.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Technology

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 2,411,843
Special dividends		1,460,681
Interest		878,076
Income from Fidelity Central Funds (including $849,077 from security lending)		942,331
Total income		5,692,931

Expenses
Management fee	$ 2,300,137
Transfer agent fees	1,298,511
Distribution fees	1,821,572
Accounting and security lending fees	162,757
Custodian fees and expenses	76,790
Independent trustees' compensation	2,809
Registration fees	71,020
Audit	53,960
Legal	5,003
Interest	287
Miscellaneous	52,042
Total expenses before reductions	5,844,888
Expense reductions	(39,826)	5,805,062
Net investment income (loss)		(112,131)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(206,812,537)
Foreign currency transactions	(8,769)
Total net realized gain (loss)		(206,821,306)
Change in net unrealized appreciation (depreciation) on: Investment securities	162,023,169
Assets and liabilities in foreign currencies	16,092
Total change in net unrealized appreciation (depreciation)		162,039,261
Net gain (loss)		(44,782,045)
Net increase (decrease) in net assets resulting from operations		$ (44,894,176)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (112,131)	$ (5,177,940)
Net realized gain (loss)	(206,821,306)	(11,273,810)
Change in net unrealized appreciation (depreciation)	162,039,261	(114,740,676)
Net increase (decrease) in net assets resulting from operations	(44,894,176)	(131,192,426)
Share transactions - net increase (decrease)	(14,948,367)	(67,084,453)
Redemption fees	15,958	32,772
Total increase (decrease) in net assets	(59,826,585)	(198,244,107)

Net Assets
Beginning of period	581,939,240	780,183,347
End of period (including undistributed net investment income of $425,528 and undistributed net investment income of $77,762, respectively)	$ 522,112,655	$ 581,939,240

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.04	$ 20.55	$ 15.59	$ 16.16	$ 13.98
Income from Investment Operations
Net investment income (loss) C	.02 F	(.10)	(.17)	(.15)	.02 G
Net realized and unrealized gain (loss)	(1.03)	(3.41)	5.13	(.42)	2.24
Total from investment operations	(1.01)	(3.51)	4.96	(.57)	2.26
Distributions from net investment income	-	-	-	-	(.08)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 17.04	$ 20.55	$ 15.59	$ 16.16
Total Return A, B	(5.93)%	(17.08)%	31.82%	(3.53)%	16.20%
Ratios to Average Net Assets D, H
Expenses before reductions	1.23%	1.21%	1.25%	1.30%	1.37%
Expenses net of fee waivers, if any	1.23%	1.21%	1.25%	1.30%	1.37%
Expenses net of all reductions	1.22%	1.19%	1.24%	1.20%	1.26%
Net investment income (loss)	.17% F	(.49)%	(.91)%	(.88)%	.12% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,433	$ 275,117	$ 309,105	$ 189,054	$ 144,970
Portfolio turnover rate E	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.62	$ 20.09	$ 15.28	$ 15.88	$ 13.76
Income from Investment Operations
Net investment income (loss)C	(.01)F	(.14)	(.21)	(.19)	(.02)G
Net realized and unrealized gain (loss)	(1.02)	(3.33)	5.02	(.41)	2.21
Total from investment operations	(1.03)	(3.47)	4.81	(.60)	2.19
Distributions from net investment income	-	-	-	-	(.07)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 15.59	$ 16.62	$ 20.09	$ 15.28	$ 15.88
Total ReturnA, B	(6.20)%	(17.27)%	31.48%	(3.78)%	15.94%
Ratios to Average Net Assets D, H
Expenses before reductions	1.49%	1.46%	1.51%	1.55%	1.60%
Expenses net of fee waivers, if any	1.49%	1.46%	1.51%	1.55%	1.60%
Expenses net of all reductions	1.48%	1.45%	1.49%	1.44%	1.48%
Net investment income (loss)	(.09)% F	(.74)%	(1.16)%	(1.13)%	(.11)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,170	$ 173,917	$ 260,339	$ 260,966	$ 315,930
Portfolio turnover rate E	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.72	$ 19.10	$ 14.59	$ 15.24	$ 13.25
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.23)	(.28)	(.27)	(.09) G
Net realized and unrealized gain (loss)	(.98)	(3.15)	4.79	(.38)	2.12
Total from investment operations	(1.05)	(3.38)	4.51	(.65)	2.03
Distributions from net investment income	-	-	-	-	(.04)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.67	$ 15.72	$ 19.10	$ 14.59	$ 15.24
Total Return A, B	(6.68)%	(17.70)%	30.91%	(4.27)%	15.33%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	1.96%	2.01%	2.05%	2.13%
Expenses net of fee waivers, if any	1.98%	1.96%	2.01%	2.05%	2.13%
Expenses net of all reductions	1.97%	1.94%	2.00%	1.94%	2.02%
Net investment income (loss)	(.58)% F	(1.24)%	(1.67)%	(1.63)%	(.65)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,580	$ 47,294	$ 102,655	$ 192,790	$ 309,020
Portfolio turnover rate E	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.79	$ 19.18	$ 14.66	$ 15.31	$ 13.31
Income from Investment Operations
Net investment income (loss) C	(.07)F	(.23)	(.29)	(.27)	(.08)G
Net realized and unrealized gain (loss)	(.98)	(3.16)	4.81	(.38)	2.12
Total from investment operations	(1.05)	(3.39)	4.52	(.65)	2.04
Distributions from net investment income	-	-	-	-	(.04)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.74	$ 15.79	$ 19.18	$ 14.66	$ 15.31
Total ReturnA, B	(6.65)%	(17.67)%	30.83%	(4.25)%	15.34%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.98%	1.96%	2.01%	2.05%	2.10%
Expenses net of fee waivers, if any	1.98%	1.96%	2.01%	2.05%	2.10%
Expenses net of all reductions	1.97%	1.94%	1.99%	1.94%	1.99%
Net investment income (loss)	(.58)%F	(1.24)%	(1.66)%	(1.63)%	(.61)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,645	$ 63,590	$ 86,974	$ 82,835	$ 108,287
Portfolio turnover rateE	225%	214%	208%	258%	180%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 21.26	$ 16.07	$ 16.60	$ 14.32
Income from Investment Operations
Net investment income (loss)B	.06E	(.04)	(.11)	(.09)	.09 F
Net realized and unrealized gain (loss)	(1.07)	(3.54)	5.30	(.44)	2.30
Total from investment operations	(1.01)	(3.58)	5.19	(.53)	2.39
Distributions from net investment income	-	-	-	-	(.11)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 16.67	$ 17.68	$ 21.26	$ 16.07	$ 16.60
Total ReturnA	(5.71)%	(16.84)%	32.30%	(3.19)%	16.73%
Ratios to Average Net AssetsC, G
Expenses before reductions	.98%	.94%	.93%	.90%	.92%
Expenses net of fee waivers, if any	.98%	.94%	.93%	.90%	.92%
Expenses net of all reductions	.97%	.92%	.92%	.80%	.81%
Net investment income (loss)	.42% E	(.22)%	(.59)%	(.49)%	.57% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,285	$ 22,021	$ 21,111	$ 11,681	$ 11,640
Portfolio turnover rateD	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, net operating losses, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 94,604,678
Unrealized depreciation	(47,837,594)
Net unrealized appreciation (depreciation)	$ 46,767,084
Capital loss carryforward	$ (1,522,364,216)
Cost for federal income tax purposes	$ 490,151,987

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Technology

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $934,652,967 and $941,531,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 496,944	$ 13,331
Class T	.25%	.25%	604,768	2,448
Class B	.75%	.25%	285,215	214,016
Class C	.75%	.25%	434,645	22,306
			$ 1,821,572	$ 252,101

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,659
Class T	17,834
Class B*	50,776
Class C*	2,321
$ 109,590

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 628,615.32
Class T	391,403.32
Class B	89,852.31
Class C	137,317.31
Institutional Class	51,324.31
	$ 1,298,511

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,249 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,267,500.49%		$ 287

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,803 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,084 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $742.

Technology

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	3,881,770	5,381,278	$ 49,340,225	$ 105,720,351
Shares redeemed	(3,900,491)	(4,279,571)	(47,190,702)	(82,236,119)
Net increase (decrease)	(18,721)	1,101,707	$ 2,149,523	$ 23,484,232
Class T
Shares sold	2,072,898	2,146,310	$ 24,512,394	$ 41,674,472
Shares redeemed	(2,840,598)	(4,638,425)	(33,936,510)	(86,554,961)
Net increase (decrease)	(767,700)	(2,492,115)	$ (9,424,116)	$ (44,880,489)
Class B
Shares sold	327,585	406,127	$ 3,794,593	$ 7,558,898
Shares redeemed	(1,251,978)	(2,773,060)	(14,128,827)	(50,298,253)
Net increase (decrease)	(924,393)	(2,366,933)	$ (10,334,234)	$ (42,739,355)
Class C
Shares sold	654,688	550,177	$ 7,947,929	$ 10,400,107
Shares redeemed	(906,545)	(1,056,703)	(10,144,084)	(18,857,821)
Net increase (decrease)	(251,857)	(506,526)	$ (2,196,155)	$ (8,457,714)
Institutional Class
Shares sold	753,599	628,983	$ 10,483,415	$ 12,989,931
Shares redeemed	(422,236)	(376,415)	(5,626,800)	(7,481,058)
Net increase (decrease)	331,363	252,568	$ 4,856,615	$ 5,508,873

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	-27.84%	5.15%	-1.55%
Class T (incl. 3.50% sales charge) C	-26.29%	5.37%	-1.56%
Class B (incl. contingent deferred sales charge) A,C	-27.74%	5.29%	-1.47%
Class C (incl. contingent deferred sales charge) B,C	-24.71%	5.65%	-1.64%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Advisor Utilities operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class A on July 31, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -23.44%, -23.61%, -23.97% and -23.96%, respectively (excluding sales charges), underperforming the S&P 500® and the MSCI® US Investable Market Utilities Index, which returned -19.26%. Unfavorable stock selection among electric and gas utilities hurt performance versus the sector benchmark. An underweighting in multi-utilities also detracted, although that loss was nearly offset by strong stock picking in the group. Overweighting independent power/energy traders also helped, as did the fund's modest cash position, which held its value during a down period for the index. Detractors included two Pennsylvania-based electric utilities, PPL and Allegheny Energy; underweighting major index component Southern Company, an electric utility in Atlanta; independent power producer Constellation Energy, located in Maryland; and Ohio electric utility FirstEnergy. Among the top contributors to relative performance were San Diego-based multi-utility Sempra Energy, Wisconsin Energy and timely ownership of independent power producers AES and Calpine. Some of the stocks mentioned here were not held at period end.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2009, the fund's Institutional Class shares returned -23.24%, underperforming the S&P 500® and the MSCI® US Investable Market Utilities Index, which returned -19.26%. Unfavorable stock selection among electric and gas utilities hurt performance versus the sector benchmark. An underweighting in multi-utilities also detracted, although that loss was nearly offset by strong stock picking in the group. Overweighting independent power/energy traders also helped, as did the fund's modest cash position, which held its value during a down period for the index. Detractors included two Pennsylvania-based electric utilities, PPL and Allegheny Energy; underweighting major index component Southern Company, an electric utility in Atlanta; independent power producer Constellation Energy, located in Maryland; and Ohio electric utility FirstEnergy. Among the top contributors to relative performance were San Diego-based multi-utility Sempra Energy, Wisconsin Energy and timely ownership of independent power producers AES and Calpine. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Utilities

Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.28%
Actual		$ 1,000.00	$ 1,054.60	$ 6.52
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.41
Class T	1.55%
Actual		$ 1,000.00	$ 1,052.40	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,017.11	$ 7.75
Class B	2.03%
Actual		$ 1,000.00	$ 1,050.10	$ 10.32
Hypothetical A		$ 1,000.00	$ 1,014.73	$ 10.14
Class C	2.03%
Actual		$ 1,000.00	$ 1,050.30	$ 10.32
Hypothetical A		$ 1,000.00	$ 1,014.73	$ 10.14
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,055.10	$ 5.20
Hypothetical A		$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
American Electric Power Co., Inc.	13.3	4.9
FirstEnergy Corp.	9.6	6.6
Sempra Energy	6.9	4.9
FPL Group, Inc.	6.8	3.2
Constellation Energy Group, Inc.	6.4	2.5
CenterPoint Energy, Inc.	6.2	0.0
TECO Energy, Inc.	5.0	0.0
PG&E Corp.	4.9	4.0
Pinnacle West Capital Corp.	4.9	1.5
Entergy Corp.	4.8	5.7
	68.8
Top Industries (% of fund's net assets)
As of July 31, 2009
Electric Utilities	51.3%
Multi-utilities	29.9%
Independent Power Producers & Energy Traders	17.1%
Commercial Services & Supplies	0.9%
Electrical Equipment	0.5%
All Others*	0.3%

As of January 31, 2009
Electric Utilities	58.9%
Multi-utilities	26.5%
Independent Power Producers & Energy Traders	9.0%
Gas Utilities	4.7%
Diversified Financial Services	0.3%
All Others*	0.6%

* Includes short-term investments and net other assets.

Utilities

Advisor Utilities Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Environmental & Facility Services - 0.9%
Covanta Holding Corp. (a)	75,500	$ 1,275,195
ELECTRIC UTILITIES - 51.3%
Electric Utilities - 51.3%
American Electric Power Co., Inc.	591,400	18,309,744
Entergy Corp.	82,800	6,651,324
Exelon Corp.	123,500	6,281,210
FirstEnergy Corp.	318,700	13,130,440
FPL Group, Inc.	164,900	9,344,883
NV Energy, Inc.	535,400	6,157,100
Pinnacle West Capital Corp.	208,500	6,663,660
Southern Co.	124,600	3,912,440
		70,450,801
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
First Solar, Inc. (a)	2,000	308,780
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	26,000	345,020
		653,800
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 17.1%
Independent Power Producers & Energy Traders - 17.1%
AES Corp.	324,700	4,152,913
Black Hills Corp.	13,467	350,277
Calpine Corp. (a)	139,700	1,799,336
Constellation Energy Group, Inc.	306,700	8,802,290
NRG Energy, Inc. (a)	206,669	5,623,463
RRI Energy, Inc. (a)	512,000	2,739,200
		23,467,479
MULTI-UTILITIES - 29.9%
Multi-Utilities - 29.9%
CenterPoint Energy, Inc.	708,200	8,533,810

	Shares	Value
CMS Energy Corp.	355,600	$ 4,601,464
PG&E Corp.	167,104	6,745,988
Sempra Energy	181,000	9,489,830
TECO Energy, Inc.	508,200	6,855,618
Xcel Energy, Inc.	242,000	4,825,480
		41,052,190
TOTAL COMMON STOCKS (Cost $137,004,603)		136,899,465
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.37% (b)	1,738,662	1,738,662
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	356,250	356,250
TOTAL MONEY MARKET FUNDS (Cost $2,094,912)		2,094,912
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $139,099,515)		138,994,377
NET OTHER ASSETS - (1.2)%		(1,581,198)
NET ASSETS - 100%		$ 137,413,179
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 82,879
Fidelity Securities Lending Cash Central Fund	21,598
Total	$ 104,477
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $246,849,971 of which $78,569,521, $154,412,532 and $13,867,918 will expire on July 31, 2010, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $34,108,371 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $331,750) - See accompanying schedule: Unaffiliated issuers (cost $137,004,603)	$ 136,899,465
Fidelity Central Funds (cost $2,094,912)	2,094,912
Total Investments (cost $139,099,515)		$ 138,994,377
Receivable for investments sold		2,254,489
Receivable for fund shares sold		63,781
Dividends receivable		163,975
Distributions receivable from Fidelity Central Funds		551
Prepaid expenses		654
Total assets		141,477,827

Liabilities
Payable for investments purchased	$ 3,258,664
Payable for fund shares redeemed	255,939
Accrued management fee	62,313
Distribution fees payable	53,712
Other affiliated payables	41,311
Other payables and accrued expenses	36,459
Collateral on securities loaned, at value	356,250
Total liabilities		4,064,648

Net Assets		$ 137,413,179
Net Assets consist of:
Paid in capital		$ 424,993,058
Undistributed net investment income		1,435,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,910,370)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(104,954)
Net Assets		$ 137,413,179

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($66,063,856 ÷ 4,325,542 shares)	$ 15.27

Maximum offering price per share (100/94.25 of $15.27)	$ 16.20
Class T: Net Asset Value and redemption price per share ($33,989,054 ÷ 2,225,277 shares)	$ 15.27

Maximum offering price per share (100/96.50 of $15.27)	$ 15.82
Class B: Net Asset Value and offering price per share ($10,634,495 ÷ 705,150 shares)A	$ 15.08

Class C: Net Asset Value and offering price per share ($22,352,377 ÷ 1,488,508 shares)A	$ 15.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,373,397 ÷ 281,886 shares)	$ 15.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 5,211,612
Interest		6,826
Income from Fidelity Central Funds		104,477
Total income		5,322,915

Expenses
Management fee	$ 826,728
Transfer agent fees	471,069
Distribution fees	720,262
Accounting and security lending fees	58,076
Custodian fees and expenses	7,483
Independent trustees' compensation	1,032
Registration fees	57,744
Audit	46,603
Legal	2,732
Miscellaneous	11,919
Total expenses before reductions	2,203,648
Expense reductions	(1,577)	2,202,071
Net investment income (loss)		3,120,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(55,797,413)
Foreign currency transactions	14,961
Total net realized gain (loss)		(55,782,452)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,797,090)
Assets and liabilities in foreign currencies	184
Total change in net unrealized appreciation (depreciation)		(1,796,906)
Net gain (loss)		(57,579,358)
Net increase (decrease) in net assets resulting from operations		$ (54,458,514)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,120,844	$ 2,259,007
Net realized gain (loss)	(55,782,452)	15,062,436
Change in net unrealized appreciation (depreciation)	(1,796,906)	(20,022,346)
Net increase (decrease) in net assets resulting from operations	(54,458,514)	(2,700,903)
Distributions to shareholders from net investment income	(2,162,549)	(2,837,541)
Share transactions - net increase (decrease)	(29,372,654)	(28,461,258)
Redemption fees	4,076	9,517
Total increase (decrease) in net assets	(85,989,641)	(33,990,185)

Net Assets
Beginning of period	223,402,820	257,393,005
End of period (including undistributed net investment income of $1,435,445 and undistributed net investment income of $494,309, respectively)	$ 137,413,179	$ 223,402,820

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.28	$ 20.74	$ 17.20	$ 15.17	$ 12.09
Income from Investment Operations
Net investment income (loss) C	.35	.24	.21	.24	.28 F
Net realized and unrealized gain (loss)	(5.10)	(.38)	3.56	2.06	3.01
Total from investment operations	(4.75)	(.14)	3.77	2.30	3.29
Distributions from net investment income	(.26)	(.32)	(.23)	(.27)	(.21)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.27	$ 20.28	$ 20.74	$ 17.20	$ 15.17
Total Return A,B	(23.44)%	(.82)%	22.14%	15.38%	27.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.26%	1.21%	1.27%	1.34%	1.39%
Expenses net of fee waivers, if any	1.26%	1.21%	1.27%	1.34%	1.39%
Expenses net of all reductions	1.26%	1.21%	1.26%	1.32%	1.36%
Net investment income (loss)	2.37%	1.11%	1.04%	1.51%	2.03% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,064	$ 105,219	$ 94,842	$ 40,599	$ 29,150
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 20.71	$ 17.18	$ 15.10	$ 12.04
Income from Investment Operations
Net investment income (loss) C	.31	.18	.15	.19	.24 F
Net realized and unrealized gain (loss)	(5.10)	(.39)	3.56	2.08	2.99
Total from investment operations	(4.79)	(.21)	3.71	2.27	3.23
Distributions from net investment income	(.20)	(.24)	(.18)	(.19)	(.17)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.27	$ 20.26	$ 20.71	$ 17.18	$ 15.10
Total Return A,B	(23.61)%	(1.11)%	21.74%	15.20%	27.03%
Ratios to Average Net Assets D,G
Expenses before reductions	1.52%	1.47%	1.54%	1.60%	1.67%
Expenses net of fee waivers, if any	1.52%	1.47%	1.54%	1.60%	1.67%
Expenses net of all reductions	1.52%	1.47%	1.54%	1.58%	1.64%
Net investment income (loss)	2.11%	.84%	.76%	1.25%	1.76% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,989	$ 54,346	$ 62,592	$ 52,128	$ 55,683
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.01	$ 20.40	$ 16.90	$ 14.83	$ 11.82
Income from Investment Operations
Net investment income (loss) C	.24	.08	.05	.12	.17 F
Net realized and unrealized gain (loss)	(5.04)	(.39)	3.52	2.03	2.95
Total from investment operations	(4.80)	(.31)	3.57	2.15	3.12
Distributions from net investment income	(.13)	(.08)	(.07)	(.08)	(.11)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.08	$ 20.01	$ 20.40	$ 16.90	$ 14.83
Total Return A,B	(23.97)%	(1.59)%	21.18%	14.57%	26.51%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	1.96%	2.04%	2.09%	2.14%
Expenses net of fee waivers, if any	2.01%	1.96%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.01%	1.95%	2.03%	2.06%	2.11%
Net investment income (loss)	1.62%	.36%	.27%	.76%	1.28% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,634	$ 20,747	$ 43,845	$ 65,959	$ 82,577
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.93	$ 20.38	$ 16.91	$ 14.84	$ 11.84
Income from Investment Operations
Net investment income (loss) C	.24	.08	.06	.13	.18 F
Net realized and unrealized gain (loss)	(5.02)	(.39)	3.51	2.04	2.94
Total from investment operations	(4.78)	(.31)	3.57	2.17	3.12
Distributions from net investment income	(.13)	(.14)	(.10)	(.10)	(.12)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.02	$ 19.93	$ 20.38	$ 16.91	$ 14.84
Total Return A,B	(23.96)%	(1.58)%	21.23%	14.72%	26.48%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	1.95%	1.99%	2.02%	2.07%
Expenses net of fee waivers, if any	2.01%	1.95%	1.99%	2.02%	2.07%
Expenses net of all reductions	2.01%	1.95%	1.99%	2.00%	2.04%
Net investment income (loss)	1.62%	.36%	.32%	.83%	1.36% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,352	$ 37,387	$ 43,292	$ 32,823	$ 34,827
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 20.95	$ 17.38	$ 15.31	$ 12.20
Income from Investment Operations
Net investment income (loss) B	.39	.31	.29	.30	.33 E
Net realized and unrealized gain (loss)	(5.17)	(.38)	3.58	2.10	3.03
Total from investment operations	(4.78)	(.07)	3.87	2.40	3.36
Distributions from net investment income	(.23)	(.36)	(.30)	(.33)	(.25)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 15.51	$ 20.52	$ 20.95	$ 17.38	$ 15.31
Total Return A	(23.24)%	(.49)%	22.54%	15.95%	27.88%
Ratios to Average Net Assets C,F
Expenses before reductions	1.00%	.91%	.92%	.94%	.99%
Expenses net of fee waivers, if any	1.00%	.91%	.92%	.94%	.99%
Expenses net of all reductions	1.00%	.90%	.92%	.92%	.96%
Net investment income (loss)	2.63%	1.41%	1.39%	1.91%	2.44% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,373	$ 5,704	$ 12,822	$ 6,479	$ 1,766
Portfolio turnover rate D	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,430,514
Unrealized depreciation	(18,502,661)
Net unrealized appreciation (depreciation)	$ (8,072,147)
Undistributed ordinary income	$ 1,450,407
Capital loss carryforward	$ (246,849,971)
Cost for federal income tax purposes	$ 147,066,524

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 2,162,549	$ 2,837,541

Short-term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Utilities

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $362,557,553 and $371,360,376, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 175,548	$ 7,291
Class T	.25%	.25%	181,630	1,216
Class B	.75%	.25%	123,698	92,816
Class C	.75%	.25%	239,386	21,345
			$ 720,262	$ 122,668

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,987
Class T	6,617
Class B*	31,601
Class C*	3,207
$ 82,412

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 222,951.32
Class T	120,957.33
Class B	39,435.32
Class C	76,166.32
Institutional Class	11,560.31
	$ 471,069

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,767 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $687 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $21,598.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,539 for the period In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 1,279,763	$ 1,513,480
Class T	508,856	697,662
Class B	107,816	116,029
Class C	209,682	289,510
Institutional Class	56,432	220,860
Total	$ 2,162,549	$ 2,837,541

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	856,135	2,354,893	$ 12,539,810	$ 52,162,968
Reinvestment of distributions	73,926	60,065	1,138,401	1,341,196
Shares redeemed	(1,794,060)	(1,798,285)	(25,956,960)	(38,893,897)
Net increase (decrease)	(863,999)	616,673	$ (12,278,749)	$ 14,610,267
Class T
Shares sold	257,339	607,632	$ 3,753,639	$ 13,411,231
Reinvestment of distributions	31,967	29,500	480,828	659,942
Shares redeemed	(746,038)	(977,155)	(10,889,452)	(21,255,306)
Net increase (decrease)	(456,732)	(340,023)	$ (6,654,985)	$ (7,184,133)

Utilities

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class B
Shares sold	154,111	265,082	$ 2,249,187	$ 5,789,226
Reinvestment of distributions	6,919	4,528	98,250	103,786
Shares redeemed	(492,642)	(1,382,108)	(7,223,742)	(29,771,682)
Net increase (decrease)	(331,612)	(1,112,498)	$ (4,876,305)	$ (23,878,670)
Class C
Shares sold	216,794	413,208	$ 3,077,077	$ 8,976,142
Reinvestment of distributions	11,490	10,061	162,462	223,730
Shares redeemed	(615,787)	(671,632)	(8,815,385)	(14,302,911)
Net increase (decrease)	(387,503)	(248,363)	$ (5,575,846)	$ (5,103,039)
Institutional Class
Shares sold	137,801	1,285,993	$ 1,988,698	$ 28,765,131
Reinvestment of distributions	2,995	7,559	45,330	173,189
Shares redeemed	(136,905)	(1,627,489)	(2,020,797)	(35,844,003)
Net increase (decrease)	3,891	(333,937)	$ 13,231	$ (6,905,683)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2008	December 2008
Fidelity Advisor Consumer Discretionary Fund
Class A	-	100%
Class T	-	100%
Fidelity Advisor Financial Services Fund
Class A	95%	74%
Class T	100%	85%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	-	100%
Class C	-	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2008	December 2008
Fidelity Advisor Consumer Discretionary Fund
Class A	-	100%
Class T	-	100%
Fidelity Advisor Financial Services Fund
Class A	99%	90%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	-	100%
Class C	-	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Biotechnology, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For Advisor Communications Equipment, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Advisor Biotechnology

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Communications Equipment

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Consumer Discretionary

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Electronics

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Energy

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Financial Services

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Health Care

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Industrials

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Utilities

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and three- year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. For each of Advisor Biotechnology, Advisor Communications Equipment, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities, the Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark. For Advisor Consumer Discretionary, the Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Energy

Advisor Financial Services

Annual Report

Advisor Health Care

Advisor Industrials

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A and Class C of Advisor Biotechnology ranked below its competitive median for 2008, the total expenses of Institutional Class ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Class B ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

Annual Report

The Board noted that the total expenses of each of Class A and Class C of Advisor Communications Equipment ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A and Class C of Advisor Electronics ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2008.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Financial Services ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Health Care ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each class of Advisor Industrials ranked below its competitive median for 2008.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Technology ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Utilities ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOC-UANNPRO-0909
1.789241.105

Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Communications Equipment

Consumer Discretionary

Electronics

Energy

Financial Services

Health Care

Industrials

Technology

Utilities

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Communications Equipment	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Discretionary	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Energy	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Industrials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Utilities	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-11.00%	4.72%	-3.10%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Biotechnology

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -11.14%, -11.37%, -11.85% and -11.85%, respectively (excluding sales charges), trailing the -8.74% mark of the MSCI ® US Investable Market Biotechnology Index but beating the S&P 500®. Versus the MSCI index, weak stock picking in pharmaceuticals - including Ireland-based Elan, Biodel and XenoPort - hurt performance. Elan's stock was hampered early in the period by renewed concerns about product safety. While biotechnology holding Dendreon delivered an extremely strong gain and was one of our best absolute contributors, it detracted in relative terms, as I missed part of the stock's huge advance. Elan, Biodel and XenoPort were out-of-index positions. Underweighting outperforming index heavyweights Amgen - by far the fund's largest holding - and Genentech, which was acquired during the period, detracted as well. Conversely, the single most positive factor versus our industry benchmark was a small cash position, which helped stabilize the portfolio when share prices were declining. Stock picking in the fund's core biotechnology segment also added modestly to performance. The fund's out-of-index holding in Antigenics roughly doubled in price during the period, fueled by positive news on survival rates of kidney cancer patients treated with the company's Oncophage vaccine. Underweightings in Celgene, Genzyme and Gilead Sciences - all major index components that underperformed - further aided results. Our positioning in Biogen Idec was beneficial as well.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund: During the past year, the fund's Institutional Class shares returned -11.00%, trailing the -8.74% mark of the MSCI® US Investable Market Biotechnology Index but beating the S&P 500®. Versus the MSCI index, weak stock picking in pharmaceuticals - including Ireland-based Elan, Biodel and XenoPort - hurt performance. Elan's stock was hampered early in the period by renewed concerns about product safety. While biotechnology holding Dendreon delivered an extremely strong gain and was one of our best absolute contributors, it detracted in relative terms, as I missed part of the stock's huge advance. Elan, Biodel and XenoPort were out-of-index positions. Underweighting outperforming index heavyweights Amgen - by far the fund's largest holding - and Genentech, which was acquired during the period, detracted as well. Conversely, the single most positive factor versus our industry benchmark was a small cash position, which helped stabilize the portfolio when share prices were declining. Stock picking in the fund's core biotechnology segment also added modestly to performance. The fund's out-of-index holding in Antigenics roughly doubled in price during the period, fueled by positive news on survival rates of kidney cancer patients treated with the company's Oncophage vaccine. Underweightings in Celgene, Genzyme and Gilead Sciences - all major index components that underperformed - further aided results. Our positioning in Biogen Idec was beneficial as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,123.00	$ 7.37
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,120.70	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.14%
Actual		$ 1,000.00	$ 1,117.40	$ 11.23
HypotheticalA		$ 1,000.00	$ 1,014.18	$ 10.69
Class C	2.15%
Actual		$ 1,000.00	$ 1,117.40	$ 11.29
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.07%
Actual		$ 1,000.00	$ 1,123.00	$ 5.63
Hypothetical A		$ 1,000.00	$ 1,019.49	$ 5.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Biotechnology

Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	21.5	18.3
Biogen Idec, Inc.	8.5	5.3
Alexion Pharmaceuticals, Inc.	6.8	4.6
Gilead Sciences, Inc.	5.5	9.3
United Therapeutics Corp.	5.0	2.1
Vertex Pharmaceuticals, Inc.	4.7	3.6
Celgene Corp.	4.5	5.0
Genzyme Corp.	3.7	4.9
Cephalon, Inc.	3.5	4.5
Acorda Therapeutics, Inc.	3.3	3.4
	67.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Biotechnology	92.5%
Pharmaceuticals	6.7%
Life Sciences Tools & Services	0.5%
Health Care Equipment & Supplies	0.3%
All Others*	0.0%

As of January 31, 2009
Biotechnology	88.6%
Pharmaceuticals	7.4%
Health Care Equipment & Supplies	0.8%
Life Sciences Tools & Services	0.6%
All Others*	2.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
BIOTECHNOLOGY - 92.3%
Biotechnology - 92.3%
Acadia Pharmaceuticals, Inc. (a)	28,874	$ 117,517
Acorda Therapeutics, Inc. (a)	71,716	1,811,546
Affymax, Inc. (a)	7,300	139,503
Alexion Pharmaceuticals, Inc. (a)	85,088	3,748,126
Alkermes, Inc. (a)	24,461	252,438
Allos Therapeutics, Inc. (a)	21,930	176,975
Alnylam Pharmaceuticals, Inc. (a)	7,000	162,890
Amgen, Inc. (a)	189,873	11,830,988
Amylin Pharmaceuticals, Inc. (a)(d)	32,000	470,720
Anadys Pharmaceuticals, Inc. (a)	23,355	60,723
Antigenics, Inc. (a)(d)	68,000	148,920
Antigenics, Inc.:
warrants 1/9/10 (a)(e)	452,000	619,877
warrants 1/9/18 (a)(e)	452,000	984,826
Arena Pharmaceuticals, Inc. (a)	22,400	114,240
Biogen Idec, Inc. (a)	98,026	4,661,136
BioMarin Pharmaceutical, Inc. (a)	85,326	1,400,200
Celera Corp. (a)	17,200	103,200
Celgene Corp. (a)	43,315	2,467,222
Cephalon, Inc. (a)	32,394	1,899,908
Cepheid, Inc. (a)	6,800	71,876
Cubist Pharmaceuticals, Inc. (a)	4,892	97,204
Dendreon Corp. (a)	67,700	1,639,017
Enzon Pharmaceuticals, Inc. (a)(d)	5,400	43,902
Facet Biotech Corp. (a)	4,500	39,690
Genomic Health, Inc. (a)	2,100	35,406
Genzyme Corp. (a)	38,832	2,014,992
Gilead Sciences, Inc. (a)	62,062	3,036,694
GTx, Inc. (a)	2,670	28,088
Halozyme Therapeutics, Inc. (a)	12,910	91,145
Human Genome Sciences, Inc. (a)(d)	72,308	1,034,004
ImmunoGen, Inc. (a)	900	7,821
Incyte Corp. (a)	13,195	68,614
InterMune, Inc.	24,417	373,092
Isis Pharmaceuticals, Inc. (a)	37,900	692,812
Ligand Pharmaceuticals, Inc. Class B (a)	26,500	74,995
Martek Biosciences	2,900	67,454
Medivation, Inc. (a)	7,880	195,030
Micromet, Inc. (a)	4,700	30,221
Momenta Pharmaceuticals, Inc. (a)(d)	19,760	214,396
Myriad Genetics, Inc. (a)	15,224	417,442
Myriad Pharmaceuticals, Inc. (a)	302	1,471
OncoGenex Pharmaceuticals, Inc. (a)(d)	12,692	370,353
ONYX Pharmaceuticals, Inc. (a)	14,948	536,932
OREXIGEN Therapeutics, Inc. (a)(d)	13,588	111,150
OSI Pharmaceuticals, Inc. (a)	26,003	878,641
PDL BioPharma, Inc.	41,900	344,837
Poniard Pharmaceuticals, Inc. (a)(d)	7,700	55,517
Progenics Pharmaceuticals, Inc. (a)	4,500	25,560

	Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	13,649	$ 292,635
Rigel Pharmaceuticals, Inc. (a)	7,635	63,600
Sangamo Biosciences, Inc. (a)(d)	7,098	40,459
Savient Pharmaceuticals, Inc. (a)(d)	15,855	247,179
Targacept, Inc. (a)	500	5,365
Theratechnologies, Inc. (a)	1,900	3,968
Theravance, Inc. (a)(d)	21,385	322,914
United Therapeutics Corp. (a)	29,660	2,747,109
Vanda Pharmaceuticals, Inc. (a)	33,500	509,200
Vertex Pharmaceuticals, Inc. (a)	72,204	2,600,066
Zymogenetics, Inc. (a)(d)	10,295	57,652
		50,659,458
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.0%
Alsius Corp. (a)	14,200	852
Aradigm Corp. (a)	21,800	4,447
		5,299
Health Care Supplies - 0.3%
Quidel Corp. (a)	11,770	175,726
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		181,025
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
Clinical Data, Inc. (a)(d)	7,925	117,369
Exelixis, Inc. (a)	32,900	176,015
		293,384
PHARMACEUTICALS - 6.7%
Pharmaceuticals - 6.7%
Adolor Corp. (a)	45,299	80,632
Akorn, Inc. (a)	112,579	151,982
Alexza Pharmaceuticals, Inc. (a)(d)	6,581	17,374
Auxilium Pharmaceuticals, Inc. (a)(d)	47,658	1,474,062
Biodel, Inc. (a)	100,769	496,791
Cadence Pharmaceuticals, Inc. (a)(d)	13,600	164,560
Elan Corp. PLC sponsored ADR (a)	72,250	569,330
Inspire Pharmaceuticals, Inc. (a)	1,370	6,658
Jazz Pharmaceuticals, Inc. (a)(d)	8,735	51,362
Optimer Pharmaceuticals, Inc. (a)	12,437	175,237
ViroPharma, Inc. (a)	4,100	30,217
Vivus, Inc. (a)	12,468	92,388
Wyeth	5,800	269,990
XenoPort, Inc. (a)	4,833	98,158
		3,678,741
TOTAL COMMON STOCKS (Cost $51,054,720)		54,812,608
Convertible Bonds - 0.2%
	Principal Amount	Value
BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
OSI Pharmaceuticals, Inc. 3.25% 9/8/23 (Cost $106,858)	$ 130,000	$ 120,169
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	121,707	121,707
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	2,073,900	2,073,900
TOTAL MONEY MARKET FUNDS (Cost $2,195,607)		2,195,607
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $53,357,185)		57,128,384
NET OTHER ASSETS - (4.0)%		(2,210,643)
NET ASSETS - 100%		$ 54,917,741
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,604,703 or 2.9% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/10	1/9/08	$ 3
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 563,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,996
Fidelity Securities Lending Cash Central Fund	16,666
Total	$ 40,662
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Health Care	$ 54,812,608	$ 53,207,905	$ 1,604,703	$ -
Corporate Bonds	120,169	-	120,169	-
Money Market Funds	2,195,607	2,195,607	-	-
Total Investments in Securities	$ 57,128,384	$ 55,403,512	$ 1,724,872	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $4,539,063 all of which will expire on July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,996,287) - See accompanying schedule: Unaffiliated issuers (cost $51,161,578)	$ 54,932,777
Fidelity Central Funds (cost $2,195,607)	2,195,607
Total Investments (cost $53,357,185)		$ 57,128,384
Receivable for investments sold		824,559
Receivable for fund shares sold		112,289
Interest receivable		1,667
Distributions receivable from Fidelity Central Funds		3,280
Prepaid expenses		224
Total assets		58,070,403

Liabilities
Payable for investments purchased	$ 774,912
Payable for fund shares redeemed	200,915
Accrued management fee	24,972
Distribution fees payable	24,630
Other affiliated payables	16,122
Other payables and accrued expenses	37,211
Collateral on securities loaned, at value	2,073,900
Total liabilities		3,152,662

Net Assets		$ 54,917,741
Net Assets consist of:
Paid in capital		$ 56,459,376
Undistributed net investment income		95
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,312,929)
Net unrealized appreciation (depreciation) on investments		3,771,199
Net Assets		$ 54,917,741

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,857,624 ÷ 2,862,510 shares)	$ 6.94

Maximum offering price per share (100/94.25 of $6.94)	$ 7.36
Class T: Net Asset Value and redemption price per share ($13,356,033 ÷ 1,971,055 shares)	$ 6.78

Maximum offering price per share (100/96.50 of $6.78)	$ 7.03
Class B: Net Asset Value and offering price per share ($7,376,850 ÷ 1,139,962 shares) A	$ 6.47

Class C: Net Asset Value and offering price per share ($12,425,872 ÷ 1,919,725 shares) A	$ 6.47

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,901,362 ÷ 266,947 shares)	$ 7.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 26,491
Interest		466
Income from Fidelity Central Funds (including $16,666 from security lending)		40,662
Total income		67,619

Expenses
Management fee	$ 294,316
Transfer agent fees	176,074
Distribution fees	306,361
Accounting and security lending fees	21,988
Custodian fees and expenses	9,828
Independent trustees' compensation	351
Registration fees	53,205
Audit	46,604
Legal	275
Miscellaneous	3,757
Total expenses before reductions	912,759
Expense reductions	(7,893)	904,866
Net investment income (loss)		(837,247)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(282,142)
Foreign currency transactions	(38)
Total net realized gain (loss)		(282,180)
Change in net unrealized appreciation (depreciation) on investment securities		(7,383,033)
Net gain (loss)		(7,665,213)
Net increase (decrease) in net assets resulting from operations		$ (8,502,460)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (837,247)	$ (852,978)
Net realized gain (loss)	(282,180)	(1,921,856)
Change in net unrealized appreciation (depreciation)	(7,383,033)	10,243,107
Net increase (decrease) in net assets resulting from operations	(8,502,460)	7,468,273
Distributions to shareholders from net realized gain	-	(3,898,928)
Share transactions - net increase (decrease)	4,533,971	3,736,181
Redemption fees	29,559	1,940
Total increase (decrease) in net assets	(3,938,930)	7,307,466

Net Assets
Beginning of period	58,856,671	51,549,205
End of period (including undistributed net investment income of $95 and $0, respectively)	$ 54,917,741	$ 58,856,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.81	$ 7.23	$ 6.81	$ 6.80	$ 6.00
Income from Investment Operations
Net investment income (loss) C	(.08)	(.09) F	(.09)	(.09)	(.08) G
Net realized and unrealized gain (loss)	(.79)	1.20	.51	.10	.88
Total from investment operations	(.87)	1.11	.42	.01	.80
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.94	$ 7.81	$ 7.23	$ 6.81	$ 6.80
Total Return A,B	(11.14)%	15.95%	6.17%	.15%	13.33%
Ratios to Average Net Assets D,H
Expenses before reductions	1.40%	1.37%	1.42%	1.48%	1.56%
Expenses net of fee waivers, if any	1.40%	1.37%	1.40%	1.40%	1.45%
Expenses net of all reductions	1.40%	1.37%	1.40%	1.37%	1.43%
Net investment income (loss)	(1.27)%	(1.24)% F	(1.25)%	(1.29)%	(1.36)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,858	$ 18,249	$ 13,081	$ 12,539	$ 11,022
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.65	$ 7.11	$ 6.71	$ 6.72	$ 5.95
Income from Investment Operations
Net investment income (loss) C	(.09)	(.11) F	(.11)	(.11)	(.10) G
Net realized and unrealized gain (loss)	(.78)	1.18	.51	.10	.87
Total from investment operations	(.87)	1.07	.40	(.01)	.77
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.78	$ 7.65	$ 7.11	$ 6.71	$ 6.72
Total Return A,B	(11.37)%	15.64%	5.96%	(.15)%	12.94%
Ratios to Average Net Assets D,H
Expenses before reductions	1.71%	1.69%	1.75%	1.79%	1.93%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.70%
Expenses net of all reductions	1.65%	1.65%	1.65%	1.62%	1.68%
Net investment income (loss)	(1.52)%	(1.53)% F	(1.49)%	(1.54)%	(1.61)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,356	$ 15,123	$ 13,008	$ 13,808	$ 14,177
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.34	$ 6.88	$ 6.52	$ 6.56	$ 5.84
Income from Investment Operations
Net investment income (loss) C	(.12)	(.14) F	(.14)	(.14)	(.13) G
Net realized and unrealized gain (loss)	(.75)	1.13	.50	.10	.85
Total from investment operations	(.87)	.99	.36	(.04)	.72
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.56
Total Return A,B	(11.85)%	14.96%	5.52%	(.61)%	12.33%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.12%	2.17%	2.23%	2.33%
Expenses net of fee waivers, if any	2.15%	2.12%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.12%	2.15%	2.12%	2.18%
Net investment income (loss)	(2.02)%	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,377	$ 11,044	$ 12,656	$ 14,938	$ 16,921
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.34	$ 6.88	$ 6.52	$ 6.57	$ 5.84
Income from Investment Operations
Net investment income (loss) C	(.12)	(.13) F	(.14)	(.14)	(.13) G
Net realized and unrealized gain (loss)	(.75)	1.12	.50	.09	.86
Total from investment operations	(.87)	.99	.36	(.05)	.73
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 6.47	$ 7.34	$ 6.88	$ 6.52	$ 6.57
Total Return A,B	(11.85)%	14.96%	5.52%	(.76)%	12.50%
Ratios to Average Net Assets D,H
Expenses before reductions	2.15%	2.12%	2.16%	2.17%	2.24%
Expenses net of fee waivers, if any	2.15%	2.12%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.12%	2.15%	2.12%	2.18%
Net investment income (loss)	(2.02)%	(2.00)% F	(1.99)%	(2.04)%	(2.11)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,426	$ 13,323	$ 11,813	$ 13,787	$ 12,538
Portfolio turnover rate E	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

G Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 7.37	$ 6.91	$ 6.89	$ 6.06
Income from Investment Operations
Net investment income (loss) B	(.06)	(.07) E	(.07)	(.07)	(.06) F
Net realized and unrealized gain (loss)	(.82)	1.23	.53	.09	.89
Total from investment operations	(.88)	1.16	.46	.02	.83
Distributions from net realized gain	-	(.53)	-	-	-
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 7.12	$ 8.00	$ 7.37	$ 6.91	$ 6.89
Total Return A	(11.00)%	16.35%	6.66%	.29%	13.70%
Ratios to Average Net Assets C,G
Expenses before reductions	1.11%	1.06%	1.06%	1.05%	1.10%
Expenses net of fee waivers, if any	1.11%	1.06%	1.06%	1.05%	1.10%
Expenses net of all reductions	1.11%	1.06%	1.06%	1.03%	1.09%
Net investment income (loss)	(.98)%	(.94)% E	(.91)%	(.94)%	(1.02)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,901	$ 1,117	$ 991	$ 1,268	$ 1,243
Portfolio turnover rate D	73%	132%	120%	62%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2008, dividend income has been reduced $20,082 with a corresponding increase to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,091,862
Unrealized depreciation	(6,094,438)
Net unrealized appreciation (depreciation)	$ 2,997,424
Capital loss carryforward	$ (4,539,063)
Cost for federal income tax purposes	$ 54,130,960

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Long-term Capital Gains	$ -	$ 3,898,928

Biotechnology

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $42,678,225 and $37,357,661, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 44,439	$ 727
Class T	.25%	.25%	64,334	330
Class B	.75%	.25%	79,206	59,780
Class C	.75%	.25%	118,382	24,881
			$ 306,361	$ 85,718

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,529
Class T	7,568
Class B*	19,140
Class C*	5,479
$ 51,716

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 58,066.33
Class T	48,815.38
Class B	25,711.32
Class C	38,525.33
Institutional Class	4,957.28
	$ 176,074

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $737 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $241 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 366
Class T	1.65%	6,995
Class B	2.15%	350
Class C	2.15%	182
		$ 7,893

Biotechnology

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 958,767
Class T	-	975,566
Class B	-	968,071
Class C	-	911,566
Institutional Class	-	84,958
Total	$ -	$ 3,898,928

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,341,295	968,364	$ 15,410,062	$ 6,960,029
Reinvestment of distributions	-	116,475	-	854,207
Shares redeemed	(1,815,151)	(556,578)	(11,129,933)	(3,954,261)
Net increase (decrease)	526,144	528,261	$ 4,280,129	$ 3,859,975
Class T
Shares sold	826,391	558,497	$ 5,258,554	$ 3,914,836
Reinvestment of distributions	-	133,154	-	959,165
Shares redeemed	(832,503)	(543,030)	(5,110,823)	(3,782,531)
Net increase (decrease)	(6,112)	148,621	$ 147,731	$ 1,091,470
Class B
Shares sold	365,766	270,835	$ 2,311,576	$ 1,836,564
Reinvestment of distributions	-	123,818	-	860,151
Shares redeemed	(730,232)	(730,418)	(4,256,288)	(4,825,895)
Net increase (decrease)	(364,466)	(335,765)	$ (1,944,712)	$ (2,129,180)
Class C
Shares sold	793,743	452,084	$ 5,016,886	$ 3,145,989
Reinvestment of distributions	-	110,151	-	765,068
Shares redeemed	(688,414)	(465,047)	(3,988,392)	(3,112,018)
Net increase (decrease)	105,329	97,188	$ 1,028,494	$ 799,039
Institutional Class
Shares sold	390,521	190,433	$ 2,696,069	$ 1,427,209
Reinvestment of distributions	-	6,538	-	48,898
Shares redeemed	(263,268)	(191,649)	(1,673,740)	(1,361,230)
Net increase (decrease)	127,253	5,322	$ 1,022,329	$ 114,877

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	-6.64%	2.74%	-3.21%

A From December 27, 2000.

B Prior to October 1, 2006, Advisor Communications Eqipment operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -6.91%, -7.16%, -7.58% and -7.59%, respectively (excluding sales charges), edging the -7.64% return of the MSCI® US Investable Market Communications Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock picking in the semiconductors group was most productive, with stock selection in application software and Internet software/services, along with a modest cash position, also bolstering performance. Starent Networks, a provider of infrastructure hardware/software products, was the top contributor, with China-based Cogo Group, which sells electronic components to telecommunication equipment companies, and German chip maker Infineon Technologies, an out-of-index holding, also contributing. I sold Cogo to lock in profits. Conversely, unfavorable stock choices in communications equipment detracted, as did picks in advertising and electronic equipment/instruments. Our foreign holdings also hurt, hampered in part by currency fluctuations. Canadian out-of-index holding Research In Motion was our biggest detractor, sidetracked by increasingly stiff competition in the smartphone market, while Powerwave Technologies, which makes equipment for wireless communications networks, and Comverse Technology, an out-of-index maker of software and systems, also hurt. A large underweighting in network equipment maker Cisco Systems - the MSCI index's largest component - was counterproductive as well, although I added substantially to the position by period end.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund: During the past year, the fund's Institutional Class shares returned -6.64%, beating the -7.64% return of the MSCI® US Investable Market Communications Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock picking in the semiconductors group was most productive, with stock selection in application software and Internet software/services, along with a modest cash position, also bolstering performance. Starent Networks, a provider of infrastructure hardware/software products, was the top contributor, with China-based Cogo Group, which sells electronic components to telecommunication equipment companies, and German chip maker Infineon Technologies, an out-of-index holding, also contributing. I sold Cogo to lock in profits. Conversely, unfavorable stock choices in communications equipment detracted, as did picks in advertising and electronic equipment/instruments. Our foreign holdings also hurt, hampered in part by currency fluctuations. Canadian out-of-index holding Research In Motion was our biggest detractor, sidetracked by increasingly stiff competition in the smartphone market, while Powerwave Technologies, which makes equipment for wireless communications networks, and Comverse Technology, an out-of-index maker of software and systems, also hurt. A large underweighting in network equipment maker Cisco Systems - the MSCI index's largest component - was counterproductive as well, although I added substantially to the position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communications Equipment

Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,610.60	$ 9.06
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,609.50	$ 10.68
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,607.10	$ 13.90
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,604.70	$ 13.89
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,612.60	$ 7.45
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	16.0	16.7
QUALCOMM, Inc.	10.8	19.0
Juniper Networks, Inc.	4.7	0.0
Tellabs, Inc.	3.9	2.0
Starent Networks Corp.	3.8	10.7
Tekelec	3.4	0.2
Motorola, Inc.	3.4	1.5
Adtran, Inc.	3.2	2.2
Harmonic, Inc.	2.9	0.0
TeleCommunication Systems, Inc. Class A	2.9	0.0
	55.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Communications Equipment	75.1%
Semiconductors & Semiconductor Equipment	9.2%
Software	6.2%
Internet Software & Services	2.8%
Wireless Telecommunication Services	2.5%
All Others*	4.2%

As of January 31, 2009
Communications Equipment	76.1%
Semiconductors & Semiconductor Equipment	8.6%
Software	5.4%
Wireless Telecommunication Services	4.7%
Media	2.0%
All Others*	3.2%

* Includes short-term investments and net other assets.

Communications Equipment

Advisor Communications Equipment Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 75.0%
Communications Equipment - 75.0%
3Com Corp. (a)	15,046	$ 56,723
Acme Packet, Inc. (a)	15,665	157,277
ADC Telecommunications, Inc. (a)	6,700	48,776
Adtran, Inc.	14,283	345,077
ADVA AG Optical Networking (a)	7,013	15,593
Alcatel-Lucent SA sponsored ADR (a)	40,700	112,332
Arris Group, Inc. (a)	7,844	95,540
Aruba Networks, Inc. (a)	4,951	43,965
BigBand Networks, Inc. (a)	10,500	57,645
Blue Coat Systems, Inc. (a)	7,600	142,044
Brocade Communications Systems, Inc. (a)	25,400	199,644
Ceragon Networks Ltd. (a)	2,000	14,900
China GrenTech Corp. Ltd. ADR (a)	1,388	5,059
Ciena Corp. (a)	10,959	122,302
Cisco Systems, Inc. (a)	79,169	1,742,512
CommScope, Inc. (a)	9,100	232,960
Comverse Technology, Inc. (a)	9,206	72,819
DragonWave, Inc. (a)	2,800	16,763
EMCORE Corp. (a)	4,600	5,796
Emulex Corp. (a)	2,500	22,825
F5 Networks, Inc. (a)	6,300	233,856
Harmonic, Inc. (a)	45,700	316,701
Harris Stratex Networks, Inc. Class A (a)	2,867	19,897
Infinera Corp. (a)	1,300	8,801
Ixia (a)	5,900	44,486
JDS Uniphase Corp. (a)	12,113	70,982
Juniper Networks, Inc. (a)	19,600	512,148
Motorola, Inc.	51,200	366,592
Oclaro, Inc. (a)	4,194	2,474
Oplink Communications, Inc. (a)	1,974	25,109
Opnext, Inc. (a)	15,501	31,467
Palm, Inc. (a)	500	7,865
Polycom, Inc. (a)	8,900	211,375
Powerwave Technologies, Inc. (a)	8,139	10,255
QUALCOMM, Inc.	25,570	1,181,590
Research In Motion Ltd. (a)	100	7,600
Riverbed Technology, Inc. (a)	8,300	166,083
Sandvine Corp. (a)	18,400	20,153
Sandvine Corp. (U.K.) (a)	56,400	60,777
ShoreTel, Inc. (a)	2,304	19,860
Sierra Wireless, Inc. (a)	11,600	83,553
Sonus Networks, Inc. (a)	15,367	29,197
Starent Networks Corp. (a)	17,376	416,676
Tekelec (a)	20,400	375,156
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,400	23,328
Tellabs, Inc. (a)	72,900	422,820
		8,179,353

	Shares	Value
COMPUTERS & PERIPHERALS - 0.1%
Computer Hardware - 0.0%
Compal Electronics, Inc.	28	$ 27
Computer Storage & Peripherals - 0.1%
STEC, Inc. (a)	400	13,636
TOTAL COMPUTERS & PERIPHERALS		13,663
ELECTRONIC EQUIPMENT & COMPONENTS - 1.2%
Electronic Components - 0.3%
Universal Display Corp. (a)	2,800	34,020
Electronic Manufacturing Services - 0.8%
Flextronics International Ltd. (a)	6,200	32,984
Foxconn International Holdings Ltd. (a)	2,000	1,399
SMART Modular Technologies (WWH), Inc. (a)	4,416	13,160
Trimble Navigation Ltd. (a)	1,719	40,757
		88,300
Technology Distributors - 0.1%
Brightpoint, Inc. (a)	718	4,265
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		126,585
INTERNET SOFTWARE & SERVICES - 2.8%
Internet Software & Services - 2.8%
comScore, Inc. (a)	200	3,044
Equinix, Inc. (a)	300	24,519
Keynote Systems, Inc. (a)	5,100	51,306
NetEase.com, Inc. sponsored ADR (a)	200	8,812
Sina Corp. (a)	2,400	79,632
Tencent Holdings Ltd.	10,400	140,369
		307,682
IT SERVICES - 0.8%
Data Processing & Outsourced Services - 0.1%
NeuStar, Inc. Class A (a)	700	15,876
IT Consulting & Other Services - 0.7%
Amdocs Ltd. (a)	2,700	64,584
Yucheng Technologies Ltd. (a)	1,200	9,996
		74,580
TOTAL IT SERVICES		90,456
MEDIA - 0.6%
Advertising - 0.3%
VisionChina Media, Inc. ADR (a)	4,700	30,879
Cable & Satellite - 0.3%
Virgin Media, Inc.	3,850	40,233
TOTAL MEDIA		71,112
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.2%
Semiconductor Equipment - 0.8%
Tessera Technologies, Inc. (a)	2,900	81,461
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - 8.4%
Actel Corp. (a)	451	$ 5,024
Altera Corp.	1,200	22,428
Applied Micro Circuits Corp. (a)	2,758	23,857
ARM Holdings PLC sponsored ADR	2,800	17,892
Cavium Networks, Inc. (a)	8,854	167,075
Ceva, Inc. (a)	1,400	12,278
Conexant Systems, Inc. (a)	1,280	1,920
CSR PLC (a)	14,086	100,488
Exar Corp. (a)	143	1,005
Hittite Microwave Corp. (a)	100	3,512
Ikanos Communications, Inc. (a)	3,985	7,014
Infineon Technologies AG (a)	47,400	191,491
Infineon Technologies AG rights 8/3/09 (a)	60,700	28,453
Microsemi Corp. (a)	449	6,129
Mindspeed Technologies, Inc. (a)	2,501	6,753
Netlogic Microsystems, Inc. (a)	2,716	107,934
Omnivision Technologies, Inc. (a)	1,900	25,137
ON Semiconductor Corp. (a)	7,285	53,181
Pericom Semiconductor Corp. (a)	1,700	16,150
Pixelplus Co. Ltd. ADR (a)	900	270
PLX Technology, Inc. (a)	1,400	5,460
PMC-Sierra, Inc. (a)	3,100	28,365
Silicon Storage Technology, Inc. (a)	1,200	2,256
Standard Microsystems Corp. (a)	1,200	27,840
TriQuint Semiconductor, Inc. (a)	5,000	35,900
Xilinx, Inc.	900	19,521
		917,333
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		998,794
SOFTWARE - 6.2%
Application Software - 3.0%
Citrix Systems, Inc. (a)	2,300	81,880
KongZhong Corp. sponsored ADR (a)	4,100	50,922
NetScout Systems, Inc. (a)	1,200	11,940
Smith Micro Software, Inc. (a)	10,961	125,284
Synchronoss Technologies, Inc. (a)	2,600	30,888
Taleo Corp. Class A (a)	100	1,750
Ulticom, Inc.	13,765	24,777
		327,441

	Shares	Value
Home Entertainment Software - 0.3%
Ubisoft Entertainment SA (a)	1,600	$ 27,331
Systems Software - 2.9%
Allot Communications Ltd. (a)	300	1,200
Opnet Technologies, Inc.	400	3,800
TeleCommunication Systems, Inc. Class A (a)	37,897	313,787
		318,787
TOTAL SOFTWARE		673,559
WIRELESS TELECOMMUNICATION SERVICES - 2.5%
Wireless Telecommunication Services - 2.5%
Crown Castle International Corp. (a)	400	11,496
Leap Wireless International, Inc. (a)	300	7,185
SBA Communications Corp. Class A (a)	1,216	31,725
Syniverse Holdings, Inc. (a)	12,420	217,723
		268,129
TOTAL COMMON STOCKS (Cost $10,198,498)		10,729,333
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	13,998
Money Market Funds - 3.8%
	Shares
Fidelity Cash Central Fund, 0.37% (b) (Cost $413,521)	413,521	413,521
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $10,632,019)		11,156,852
NET OTHER ASSETS - (2.3)%		(255,101)
NET ASSETS - 100%		$ 10,901,751
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,395
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 71,112	$ 71,112	$ -	$ -
Information Technology	10,390,092	10,170,148	219,944	-
Telecommunication Services	268,129	268,129	-	-
Corporate Bonds	13,998	-	13,998	-
Money Market Funds	413,521	413,521	-	-
Total Investments in Securities:	$ 11,156,852	$ 10,922,910	$ 233,942	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.2%
Germany	2.2%
China	2.1%
Canada	1.9%
United Kingdom	1.7%
France	1.3%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $601,215 of which $207,917 and $393,298 will expire on July 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $1,583,417 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $10,218,498)	$ 10,743,331
Fidelity Central Funds (cost $413,521)	413,521
Total Investments (cost $10,632,019)		$ 11,156,852
Receivable for investments sold		70,963
Receivable for fund shares sold		25,985
Dividends receivable		1,285
Interest receivable		12
Distributions receivable from Fidelity Central Funds		131
Prepaid expenses		21
Receivable from investment adviser for expense reductions		4,637
Other receivables		16
Total assets		11,259,902

Liabilities
Payable for investments purchased	$ 295,630
Payable for fund shares redeemed	12,609
Accrued management fee	4,559
Distribution fees payable	4,592
Other affiliated payables	2,674
Other payables and accrued expenses	38,087
Total liabilities		358,151

Net Assets		$ 10,901,751
Net Assets consist of:
Paid in capital		$ 12,706,664
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,329,322)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		524,409
Net Assets		$ 10,901,751

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,476,172 ÷ 477,211 shares)	$ 7.28

Maximum offering price per share (100/94.25 of $7.28)	$ 7.72
Class T: Net Asset Value and redemption price per share ($2,396,203 ÷ 336,031 shares)	$ 7.13

Maximum offering price per share (100/96.50 of $7.13)	$ 7.39
Class B: Net Asset Value and offering price per share ($1,280,585 ÷ 187,570 shares)A	$ 6.83

Class C: Net Asset Value and offering price per share ($2,791,678 ÷ 409,118 shares)A	$ 6.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($957,113 ÷ 128,521 shares)	$ 7.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Communications Equipment Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 25,197
Special dividends		63,044
Interest		69
Income from Fidelity Central Funds		3,395
Total income		91,705

Expenses
Management fee	$ 31,077
Transfer agent fees	20,269
Distribution fees	31,455
Accounting fees and expenses	2,144
Custodian fees and expenses	7,317
Independent trustees' compensation	34
Registration fees	50,096
Audit	47,883
Legal	35
Miscellaneous	153
Total expenses before reductions	190,463
Expense reductions	(95,366)	95,097
Net investment income (loss)		(3,392)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,043,606)
Foreign currency transactions	(1,842)
Total net realized gain (loss)		(2,045,448)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,654,702
Assets and liabilities in foreign currencies	(309)
Total change in net unrealized appreciation (depreciation)		1,654,393
Net gain (loss)		(391,055)
Net increase (decrease) in net assets resulting from operations		$ (394,447)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,392)	$ (110,235)
Net realized gain (loss)	(2,045,448)	45,848
Change in net unrealized appreciation (depreciation)	1,654,393	(1,477,802)
Net increase (decrease) in net assets resulting from operations	(394,447)	(1,542,189)
Distributions to shareholders from net realized gain	-	(150,546)
Share transactions - net increase (decrease)	4,154,179	(1,556,420)
Redemption fees	239	979
Total increase (decrease) in net assets	3,759,971	(3,248,176)

Net Assets
Beginning of period	7,141,780	10,389,956
End of period	$ 10,901,751	$ 7,141,780

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.82	$ 9.49	$ 7.29	$ 7.70	$ 6.53
Income from Investment Operations
Net investment income (loss) C	.02 F	(.08)	(.09)	(.09)	(.07)
Net realized and unrealized gain (loss)	(.56)	(1.45)	2.29	(.32)	1.24
Total from investment operations	(.54)	(1.53)	2.20	(.41)	1.17
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 7.28	$ 7.82	$ 9.49	$ 7.29	$ 7.70
Total Return A,B	(6.91)%	(16.43)%	30.18%	(5.32)%	17.92%
Ratios to Average Net Assets D,G
Expenses before reductions	3.15%	2.25%	2.24%	2.13%	2.32%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.45%
Expenses net of all reductions	1.40%	1.39%	1.40%	1.32%	1.28%
Net investment income (loss)	.26% F	(.91)%	(1.00)%	(1.05)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,476	$ 2,459	$ 2,825	$ 3,145	$ 2,406
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.68	$ 9.34	$ 7.19	$ 7.61	$ 6.48
Income from Investment Operations
Net investment income (loss) C	- F,H	(.10)	(.11)	(.11)	(.08)
Net realized and unrealized gain (loss)	(.55)	(1.42)	2.26	(.31)	1.21
Total from investment operations	(.55)	(1.52)	2.15	(.42)	1.13
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 7.13	$ 7.68	$ 9.34	$ 7.19	$ 7.61
Total Return A,B	(7.16)%	(16.59)%	29.90%	(5.52)%	17.44%
Ratios to Average Net Assets D,G
Expenses before reductions	3.52%	2.62%	2.57%	2.51%	2.78%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.71%
Expenses net of all reductions	1.65%	1.65%	1.64%	1.57%	1.54%
Net investment income (loss)	.01% F	(1.16)%	(1.25)%	(1.30)%	(1.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,396	$ 2,138	$ 3,271	$ 2,932	$ 3,034
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.14)	(.14)	(.14)	(.12)
Net realized and unrealized gain (loss)	(.53)	(1.36)	2.18	(.31)	1.20
Total from investment operations	(.56)	(1.50)	2.04	(.45)	1.08
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 6.83	$ 7.39	$ 9.03	$ 6.99	$ 7.44
Total Return A,B	(7.58)%	(16.94)%	29.18%	(6.05)%	16.98%
Ratios to Average Net Assets D,G
Expenses before reductions	3.98%	3.03%	3.00%	2.94%	3.14%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.20%
Expenses net of all reductions	2.15%	2.15%	2.15%	2.07%	2.04%
Net investment income (loss)	(.49)% F	(1.67)%	(1.75)%	(1.80)%	(1.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,281	$ 1,219	$ 2,225	$ 2,406	$ 2,864
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 9.03	$ 6.99	$ 7.44	$ 6.36
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.14)	(.14)	(.15)	(.12)
Net realized and unrealized gain (loss)	(.53)	(1.37)	2.18	(.30)	1.20
Total from investment operations	(.56)	(1.51)	2.04	(.45)	1.08
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 6.82	$ 7.38	$ 9.03	$ 6.99	$ 7.44
Total Return A,B	(7.59)%	(17.06)%	29.18%	(6.05)%	16.98%
Ratios to Average Net Assets D,G
Expenses before reductions	3.63%	3.02%	2.98%	2.86%	3.07%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.15%	2.15%	2.07%	2.02%
Net investment income (loss)	(.49)% F	(1.67)%	(1.75)%	(1.81)%	(1.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,792	$ 1,097	$ 1,745	$ 1,768	$ 1,846
Portfolio turnover rate E	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 7.98	$ 9.65	$ 7.39	$ 7.79	$ 6.60
Income from Investment Operations
Net investment income (loss) B	.03 E	(.06)	(.07)	(.07)	(.05)
Net realized and unrealized gain (loss)	(.56)	(1.47)	2.33	(.33)	1.24
Total from investment operations	(.53)	(1.53)	2.26	(.40)	1.19
Distributions from net realized gain	-	(.14)	-	-	-
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 7.45	$ 7.98	$ 9.65	$ 7.39	$ 7.79
Total Return A	(6.64)%	(16.16)%	30.58%	(5.13)%	18.03%
Ratios to Average Net Assets C,F
Expenses before reductions	2.44%	1.94%	1.87%	1.70%	1.85%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.18%
Expenses net of all reductions	1.15%	1.14%	1.15%	1.07%	1.01%
Net investment income (loss)	.51% E	(.66)%	(.75)%	(.80)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 957	$ 229	$ 324	$ 379	$ 319
Portfolio turnover rate D	97%	63%	58%	174%	250%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Communications Equipment

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,575,201
Unrealized depreciation	(1,195,476)
Net unrealized appreciation (depreciation)	$ 379,725
Capital loss carryforward	$ (601,215)
Cost for federal income tax purposes	$ 10,777,127

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Long-term Capital Gains	$ -	$ 150,546

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,176,027 and $5,443,377, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 4,583	$ 97
Class T	.25%	.25%	7,680	6
Class B	.75%	.25%	8,179	6,136
Class C	.75%	.25%	11,013	1,861
			$ 31,455	$ 8,100

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,618
Class T	1,757
Class B*	2,479
Class C*	187
$ 8,041

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 6,206.34
Class T	6,869.45
Class B	2,791.34
Class C	3,803.34
Institutional Class	600.26
	$ 20,269

Communications Equipment

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $515 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 32,129
Class T	1.65%	28,837
Class B	2.15%	15,001
Class C	2.15%	16,297
Institutional Class	1.15%	2,937
		$ 95,201

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $165 for the period

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ -	$ 39,064
Class T	-	47,716
Class B	-	32,890
Class C	-	26,349
Institutional Class	-	4,527
Total	$ -	$ 150,546

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	355,106	160,354	$ 2,309,221	$ 1,394,318
Reinvestment of distributions	-	4,001	-	38,211
Shares redeemed	(192,148)	(147,761)	(977,112)	(1,297,098)
Net increase (decrease)	162,958	16,594	$ 1,332,109	$ 135,431

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class T
Shares sold	141,676	64,977	$ 842,215	$ 556,295
Reinvestment of distributions	-	5,010	-	47,041
Shares redeemed	(84,049)	(141,880)	(471,168)	(1,263,739)
Net increase (decrease)	57,627	(71,893)	$ 371,047	$ (660,403)
Class B
Shares sold	79,696	20,643	$ 489,378	$ 176,765
Reinvestment of distributions	-	3,437	-	31,211
Shares redeemed	(57,101)	(105,422)	(282,381)	(851,909)
Net increase (decrease)	22,595	(81,342)	$ 206,997	$ (643,933)
Class C
Shares sold	334,255	39,088	$ 2,000,139	$ 340,813
Reinvestment of distributions	-	2,609	-	23,659
Shares redeemed	(73,743)	(86,305)	(434,705)	(711,202)
Net increase (decrease)	260,512	(44,608)	$ 1,565,434	$ (346,730)
Institutional Class
Shares sold	116,053	5,041	$ 776,070	$ 45,930
Reinvestment of distributions	-	356	-	3,461
Shares redeemed	(16,263)	(10,196)	(97,478)	(90,176)
Net increase (decrease)	99,790	(4,799)	$ 678,592	$ (40,785)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Communications Equipment

Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-9.59%	-1.07%	-0.97%

A Prior to October 1, 2006, Advisor Consumer Discretionary operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12-month period ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares fell 9.81%, 10.04%, 10.53% and 10.61%, respectively (excluding sales charges), beating the S&P 500®. The fund's sector benchmark, the MSCI® US Investable Market Consumer Discretionary Index, fell 10.18%. The fund outperformed the MSCI index during the first half of the period by owning what I believed to be quality firms whose earnings would hold up better in the downbeat environment. However, over time, investors increased their appetite for risk, and within the consumer discretionary space, a number of lower-quality stocks began to outperform this past spring as they were revalued upwards. Given my quality bias, I decided not to chase the risk trade, which unfortunately turned out to be much stronger than I expected, hampering the fund's relative return during the latter part of the period. Significant contributors to results included Iconix Brand Group, which buys down-and-out brands and re-launches them through "big-box," value-oriented retailers like Wal-Mart. Adult education firm Apollo Group enjoyed solid enrollment gains, and its shares rose early in the period when most other stocks declined. Home improvement retailer Lowe's, a leading franchise in its category, was another success story. On the negative side, our shares in casino operator Las Vegas Sands plummeted when the company's business in Macau, China, was slowed by governmental actions there, while here in the U.S., visits to the firm's Las Vegas property also declined. Underweighting home improvement giant Home Depot detracted when the company's stock outperformed the index. Underweighting Ford Motor hurt as well. The company was the only domestic automaker to avoid government assistance, and its shares surged during the second half of the period.

Comments from John Harris, Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund: For the 12-month period ending July 31, 2009, the fund's Institutional Class shares fell 9.59%, outperforming the S&P 500® and the fund's sector benchmark, the MSCI US Investable Market Consumer Discretionary Index, which declined 10.18%. The fund outperformed the MSCI index during the first half of the period by owning what I believed to be quality firms whose earnings would hold up better in the downbeat environment. However, over time, investors increased their appetite for risk, and within the consumer discretionary space, a number of lower-quality stocks began to outperform this past spring as they were revalued upwards. Given my quality bias, I decided not to chase the risk trade, which unfortunately turned out to be much stronger than I expected, hampering the fund's relative return during the latter part of the period. Significant contributors to results included Iconix Brand Group, which buys down-and-out brands and re-launches them through "big-box," value-oriented retailers like Wal-Mart. Adult education firm Apollo Group enjoyed solid enrollment gains, and its shares rose early in the period when most other stocks declined. Home improvement retailer Lowe's, a leading franchise in its category, was another success story. On the negative side, our shares in casino operator Las Vegas Sands plummeted when the company's business in Macau, China, was slowed by governmental actions there, while here in the U.S., visits to the firm's Las Vegas property also declined. Underweighting home improvement giant Home Depot detracted when the company's stock outperformed the index. Underweighting Ford Motor hurt as well. The company was the only domestic automaker to avoid government assistance, and its shares surged during the second half of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,298.70	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,296.00	$ 9.39
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,293.30	$ 12.23
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,292.90	$ 12.22
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,300.00	$ 6.56
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Lowe's Companies, Inc.	7.6	6.4
Target Corp.	6.6	6.4
McDonald's Corp.	5.6	8.8
The Walt Disney Co.	5.1	4.6
Comcast Corp. Class A	3.5	5.0
Staples, Inc.	2.9	3.3
Amazon.com, Inc.	2.6	2.4
Advance Auto Parts, Inc.	2.6	2.0
Home Depot, Inc.	2.5	3.8
Carnival Corp. unit	2.1	1.2
	41.1
Top Industries (% of fund's net assets)
As of July 31, 2009
Specialty Retail	25.4%
Media	19.9%
Hotels, Restaurants & Leisure	18.8%
Multiline Retail	6.6%
Textiles, Apparel & Luxury Goods	5.3%
All Others*	24.0%

As of January 31, 2009
Media	26.0%
Specialty Retail	22.7%
Hotels, Restaurants & Leisure	18.9%
Multiline Retail	7.0%
Textiles, Apparel & Luxury Goods	6.5%
All Others*	18.9%

* Includes short-term investments and net other assets.

Consumer Discretionary

Advisor Consumer Discretionary Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
AUTO COMPONENTS - 3.7%
Auto Parts & Equipment - 3.7%
Autoliv, Inc.	2,400	$ 85,944
BorgWarner, Inc.	7,200	238,968
Federal-Mogul Corp. Class A (a)	5,800	81,954
Gentex Corp.	6,000	89,820
Johnson Controls, Inc.	26,400	683,232
		1,179,918
AUTOMOBILES - 2.2%
Automobile Manufacturers - 1.7%
Ford Motor Co. (a)	67,400	539,200
Motorcycle Manufacturers - 0.5%
Harley-Davidson, Inc. (d)	8,100	183,060
TOTAL AUTOMOBILES		722,260
CONSUMER FINANCE - 0.5%
Consumer Finance - 0.5%
Capital One Financial Corp.	5,600	171,920
DISTRIBUTORS - 0.9%
Distributors - 0.9%
Li & Fung Ltd.	104,000	306,638
DIVERSIFIED CONSUMER SERVICES - 2.7%
Education Services - 2.4%
Apollo Group, Inc. Class A (non-vtg.) (a)	3,000	207,120
DeVry, Inc.	4,100	203,934
Lincoln Educational Services Corp. (a)	1,800	36,648
Princeton Review, Inc. (a)	13,729	74,411
Strayer Education, Inc.	1,300	276,094
		798,207
Specialized Consumer Services - 0.3%
Regis Corp.	6,700	91,522
TOTAL DIVERSIFIED CONSUMER SERVICES		889,729
FOOD & STAPLES RETAILING - 3.8%
Food Retail - 0.8%
Susser Holdings Corp. (a)	22,405	263,707
Hypermarkets & Super Centers - 3.0%
Costco Wholesale Corp.	12,400	613,800
Wal-Mart Stores, Inc.	6,800	339,184
		952,984
TOTAL FOOD & STAPLES RETAILING		1,216,691
HOTELS, RESTAURANTS & LEISURE - 18.8%
Casinos & Gaming - 4.4%
Ameristar Casinos, Inc.	5,600	104,664
Bally Technologies, Inc. (a)	1,800	65,178
International Game Technology	8,800	173,800

	Shares	Value
Las Vegas Sands Corp. unit	2,100	$ 331,527
Penn National Gaming, Inc. (a)	11,400	361,494
WMS Industries, Inc. (a)	10,000	361,600
		1,398,263
Hotels, Resorts & Cruise Lines - 4.4%
Carnival Corp. unit	24,700	691,353
Marriott International, Inc. Class A	8,437	181,733
Starwood Hotels & Resorts Worldwide, Inc.	5,200	122,772
Wyndham Worldwide Corp.	30,700	428,265
		1,424,123
Restaurants - 10.0%
Burger King Holdings, Inc.	17,700	301,254
Darden Restaurants, Inc.	12,900	417,831
Jack in the Box, Inc. (a)	4,800	101,280
McDonald's Corp.	32,900	1,811,474
P.F. Chang's China Bistro, Inc. (a)(d)	4,000	135,640
Sonic Corp. (a)	12,000	132,360
Yum! Brands, Inc.	9,300	329,778
		3,229,617
TOTAL HOTELS, RESTAURANTS & LEISURE		6,052,003
HOUSEHOLD DURABLES - 3.6%
Home Furnishings - 0.5%
Mohawk Industries, Inc. (a)	3,200	165,056
Homebuilding - 1.8%
Centex Corp.	7,700	84,007
Lennar Corp. Class A	7,930	93,891
M.D.C. Holdings, Inc.	1,200	42,288
NVR, Inc. (a)	100	60,115
Pulte Homes, Inc. (d)	20,100	228,537
Toll Brothers, Inc. (a)	3,700	72,372
		581,210
Household Appliances - 0.8%
Whirlpool Corp.	4,200	239,778
Housewares & Specialties - 0.5%
Newell Rubbermaid, Inc.	12,900	166,023
TOTAL HOUSEHOLD DURABLES		1,152,067
INTERNET & CATALOG RETAIL - 2.6%
Internet Retail - 2.6%
Amazon.com, Inc. (a)	9,700	831,872
INTERNET SOFTWARE & SERVICES - 1.8%
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	1,000	443,050
Tencent Holdings Ltd.	9,400	126,872
		569,922
LEISURE EQUIPMENT & PRODUCTS - 0.7%
Leisure Products - 0.7%
Hasbro, Inc.	8,716	230,974
Common Stocks - continued
	Shares	Value
MEDIA - 19.9%
Advertising - 1.8%
Interpublic Group of Companies, Inc. (a)	70,600	$ 367,826
Lamar Advertising Co. Class A (a)(d)	9,396	197,692
		565,518
Cable & Satellite - 8.2%
Comcast Corp. Class A	74,850	1,112,271
DISH Network Corp. Class A (a)	3,800	64,410
Liberty Media Corp. Entertainment Series A (a)	13,100	366,407
The DIRECTV Group, Inc. (a)(d)	16,500	427,350
Time Warner Cable, Inc.	16,397	542,085
Virgin Media, Inc.	12,600	131,670
		2,644,193
Movies & Entertainment - 9.1%
News Corp. Class A	24,000	247,920
The Walt Disney Co.	66,200	1,662,944
Time Warner, Inc.	18,233	486,092
Viacom, Inc. Class B (non-vtg.) (a)	23,500	544,260
		2,941,216
Publishing - 0.8%
McGraw-Hill Companies, Inc.	8,100	253,935
TOTAL MEDIA		6,404,862
MULTILINE RETAIL - 6.6%
General Merchandise Stores - 6.6%
Target Corp.	48,700	2,124,294
SOFTWARE - 0.2%
Application Software - 0.2%
Blackboard, Inc. (a)	1,894	64,339
SPECIALTY RETAIL - 25.4%
Apparel Retail - 4.5%
Citi Trends, Inc. (a)	6,447	188,252
DSW, Inc. Class A (a)(d)	3,288	44,355
Gymboree Corp. (a)	2,100	83,538
Pacific Sunwear of California, Inc. (a)	34,800	115,536
Ross Stores, Inc.	9,600	423,264
TJX Companies, Inc.	6,100	221,003
Urban Outfitters, Inc. (a)	10,493	252,252
Zumiez, Inc. (a)	14,500	138,475
		1,466,675
Automotive Retail - 3.9%
Advance Auto Parts, Inc.	17,800	822,894
AutoZone, Inc. (a)	1,500	230,355
Monro Muffler Brake, Inc.	3,000	79,770
Penske Automotive Group, Inc.	5,700	117,876
		1,250,895

	Shares	Value
Computer & Electronics Retail - 1.7%
Best Buy Co., Inc.	6,800	$ 254,116
Gamestop Corp. Class A (a)	8,400	183,876
RadioShack Corp.	6,200	96,162
		534,154
Home Improvement Retail - 11.1%
Home Depot, Inc.	31,356	813,375
Lowe's Companies, Inc.	109,100	2,450,386
Lumber Liquidators, Inc. (a)(d)	19,025	312,391
		3,576,152
Homefurnishing Retail - 0.0%
Aarons, Inc.	500	13,735
Specialty Stores - 4.2%
PetSmart, Inc.	3,300	73,821
Sally Beauty Holdings, Inc. (a)	16,800	117,264
Staples, Inc.	44,138	927,781
Tiffany & Co., Inc.	3,500	104,405
Zale Corp. (a)	21,300	126,096
		1,349,367
TOTAL SPECIALTY RETAIL		8,190,978
TEXTILES, APPAREL & LUXURY GOODS - 5.3%
Apparel, Accessories & Luxury Goods - 1.8%
Coach, Inc.	17,679	523,122
Hanesbrands, Inc. (a)	3,800	75,620
		598,742
Footwear - 3.5%
Deckers Outdoor Corp. (a)	1,900	128,459
Iconix Brand Group, Inc. (a)	21,024	368,340
NIKE, Inc. Class B	11,100	628,704
		1,125,503
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,724,245
TOTAL COMMON STOCKS (Cost $33,057,810)		31,832,712
Money Market Funds - 5.9%
	Shares	Value
Fidelity Cash Central Fund, 0.37% (b)	507,701	$ 507,701
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	1,388,675	1,388,675
TOTAL MONEY MARKET FUNDS (Cost $1,896,376)		1,896,376
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $34,954,186)		33,729,088
NET OTHER ASSETS - (4.6)%		(1,486,448)
NET ASSETS - 100%		$ 32,242,640
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,271
Fidelity Securities Lending Cash Central Fund	29,176
Total	$ 32,447
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 29,809,840	$ 29,478,313	$ 331,527	$ -
Consumer Staples	1,216,691	1,216,691	-	-
Financials	171,920	171,920	-	-
Information Technology	634,261	634,261	-	-
Money Market Funds	1,896,376	1,896,376	-	-
Total Investments in Securities	$ 33,729,088	$ 33,397,561	$ 331,527	$ -
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $5,178,091 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $3,918,129 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $1,366,413) - See accompanying schedule: Unaffiliated issuers (cost $33,057,810)	$ 31,832,712
Fidelity Central Funds (cost $1,896,376)	1,896,376
Total Investments (cost $34,954,186)		$ 33,729,088
Foreign currency held at value (cost $5)		4
Receivable for investments sold		1,140,880
Receivable for fund shares sold		161,985
Dividends receivable		5,866
Distributions receivable from Fidelity Central Funds		532
Prepaid expenses		101
Receivable from investment adviser for expense reductions		732
Total assets		35,039,188

Liabilities
Payable for investments purchased	$ 1,277,467
Payable for fund shares redeemed	59,508
Accrued management fee	14,166
Distribution fees payable	10,319
Other affiliated payables	9,169
Other payables and accrued expenses	37,244
Collateral on securities loaned, at value	1,388,675
Total liabilities		2,796,548

Net Assets		$ 32,242,640
Net Assets consist of:
Paid in capital		$ 42,890,661
Undistributed net investment income		5,602
Accumulated undistributed net realized gain (loss) on investments		(9,428,524)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,225,099)
Net Assets		$ 32,242,640

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,009,975 ÷ 1,268,249 shares)	$ 10.26

Maximum offering price per share (100/94.25 of $10.26)	$ 10.89
Class T: Net Asset Value and redemption price per share ($6,738,080 ÷ 677,905 shares)	$ 9.94

Maximum offering price per share (100/96.50 of $9.94)	$ 10.30
Class B: Net Asset Value and offering price per share ($3,550,387 ÷ 383,380 shares) A	$ 9.26

Class C: Net Asset Value and offering price per share ($2,954,664 ÷ 318,579 shares) A	$ 9.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,989,534 ÷ 561,921 shares)	$ 10.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 409,975
Interest		31
Income from Fidelity Central Funds (including $29,176 from security lending)		32,447
Total income		442,453

Expenses
Management fee	$ 136,955
Transfer agent fees	78,739
Distribution fees	120,665
Accounting and security lending fees	10,026
Custodian fees and expenses	8,663
Independent trustees' compensation	164
Registration fees	50,599
Audit	45,747
Legal	132
Miscellaneous	1,549
Total expenses before reductions	453,239
Expense reductions	(52,328)	400,911
Net investment income (loss)		41,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(6,306,395)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,085,864
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		3,085,863
Net gain (loss)		(3,220,532)
Net increase (decrease) in net assets resulting from operations		$ (3,178,990)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,542	$ (64,816)
Net realized gain (loss)	(6,306,395)	(2,749,077)
Change in net unrealized appreciation (depreciation)	3,085,863	(6,918,327)
Net increase (decrease) in net assets resulting from operations	(3,178,990)	(9,732,220)
Distributions to shareholders from net investment income	(36,930)	-
Distributions to shareholders from net realized gain	-	(4,774,547)
Total distributions	(36,930)	(4,774,547)
Share transactions - net increase (decrease)	5,542,508	(10,594,844)
Redemption fees	4,036	847
Total increase (decrease) in net assets	2,330,624	(25,100,764)

Net Assets
Beginning of period	29,912,016	55,012,780
End of period (including undistributed net investment income of $5,602 and accumulated net investment loss of $4, respectively)	$ 32,242,640	$ 29,912,016

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 15.89	$ 16.39	$ 16.62	$ 14.51
Income from Investment Operations
Net investment income (loss) C	.04	.02	.02 F	(.04)	(.07)
Net realized and unrealized gain (loss)	(1.16)	(3.09)	1.83	(.07)	2.71
Total from investment operations	(1.12)	(3.07)	1.85	(.11)	2.64
Distributions from net investment income	(.03)	-	(.05)	-	-
Distributions from net realized gain	-	(1.41)	(2.30)	(.12)	(.53)
Total distributions	(.03)	(1.41)	(2.35)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 10.26	$ 11.41	$ 15.89	$ 16.39	$ 16.62
Total Return A,B	(9.81)%	(21.24)%	11.67%	(.69)%	18.85%
Ratios to Average Net Assets D,G
Expenses before reductions	1.62%	1.40%	1.42%	1.42%	1.47%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.44%
Expenses net of all reductions	1.40%	1.40%	1.39%	1.39%	1.42%
Net investment income (loss)	.42%	.15%	.11% F	(.23)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,010	$ 11,899	$ 19,708	$ 16,935	$ 17,887
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.07	$ 15.47	$ 16.03	$ 16.29	$ 14.27
Income from Investment Operations
Net investment income (loss) C	.01	(.01)	(.02) F	(.07)	(.11)
Net realized and unrealized gain (loss)	(1.12)	(3.00)	1.79	(.07)	2.66
Total from investment operations	(1.11)	(3.01)	1.77	(.14)	2.55
Distributions from net investment income	(.02)	-	(.03)	-	-
Distributions from net realized gain	-	(1.39)	(2.30)	(.12)	(.53)
Total distributions	(.02)	(1.39)	(2.33)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 9.94	$ 11.07	$ 15.47	$ 16.03	$ 16.29
Total Return A,B	(10.04)%	(21.41)%	11.43%	(.89)%	18.52%
Ratios to Average Net Assets D,G
Expenses before reductions	1.89%	1.64%	1.69%	1.69%	1.75%
Expenses net of fee waivers, if any	1.65%	1.64%	1.65%	1.65%	1.69%
Expenses net of all reductions	1.65%	1.62%	1.61%	1.62%	1.67%
Net investment income (loss)	.17%	(.08)%	(.10)% F	(.46)%	(.70)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,738	$ 9,095	$ 14,787	$ 14,267	$ 16,782
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.35	$ 14.56	$ 15.26	$ 15.60	$ 13.75
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.10) F	(.15)	(.17)
Net realized and unrealized gain (loss)	(1.06)	(2.81)	1.70	(.07)	2.55
Total from investment operations	(1.09)	(2.88)	1.60	(.22)	2.38
Distributions from net realized gain	-	(1.33)	(2.30)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 9.26	$ 10.35	$ 14.56	$ 15.26	$ 15.60
Total Return A,B	(10.53)%	(21.80)%	10.82%	(1.45)%	17.97%
Ratios to Average Net Assets D,G
Expenses before reductions	2.38%	2.14%	2.20%	2.19%	2.24%
Expenses net of fee waivers, if any	2.15%	2.14%	2.15%	2.15%	2.19%
Expenses net of all reductions	2.15%	2.14%	2.15%	2.14%	2.16%
Net investment income (loss)	(.33)%	(.60)%	(.64)% F	(.98)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,550	$ 5,090	$ 11,081	$ 14,088	$ 18,862
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 14.59	$ 15.28	$ 15.62	$ 13.77
Income from Investment Operations
Net investment income (loss) C	(.03)	(.07)	(.10) F	(.15)	(.17)
Net realized and unrealized gain (loss)	(1.07)	(2.81)	1.71	(.07)	2.55
Total from investment operations	(1.10)	(2.88)	1.61	(.22)	2.38
Distributions from net realized gain	-	(1.34)	(2.30)	(.12)	(.53)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 9.27	$ 10.37	$ 14.59	$ 15.28	$ 15.62
Total Return A,B	(10.61)%	(21.77)%	10.88%	(1.45)%	17.94%
Ratios to Average Net Assets D,G
Expenses before reductions	2.38%	2.15%	2.16%	2.12%	2.17%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.12%	2.17%
Expenses net of all reductions	2.15%	2.14%	2.15%	2.12%	2.14%
Net investment income (loss)	(.33)%	(.60)%	(.64)% F	(.95)%	(1.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,955	$ 3,430	$ 8,051	$ 7,160	$ 8,505
Portfolio turnover rate E	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.84	$ 16.41	$ 16.82	$ 17.01	$ 14.81
Income from Investment Operations
Net investment income (loss) B	.06	.06	.06 E	- G	(.03)
Net realized and unrealized gain (loss)	(1.20)	(3.22)	1.89	(.07)	2.76
Total from investment operations	(1.14)	(3.16)	1.95	(.07)	2.73
Distributions from net investment income	(.04)	-	(.06)	-	-
Distributions from net realized gain	-	(1.41)	(2.30)	(.12)	(.53)
Total distributions	(.04)	(1.41)	(2.36)	(.12)	(.53)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 10.66	$ 11.84	$ 16.41	$ 16.82	$ 17.01
Total Return A	(9.59)%	(21.09)%	12.04%	(.44)%	19.08%
Ratios to Average Net Assets C,F
Expenses before reductions	1.15%	1.14%	1.15%	1.18%	1.26%
Expenses net of fee waivers, if any	1.15%	1.14%	1.15%	1.15%	1.20%
Expenses net of all reductions	1.15%	1.14%	1.14%	1.14%	1.17%
Net investment income (loss)	.67%	.40%	.36% E	.02%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,990	$ 398	$ 1,385	$ 1,144	$ 1,371
Portfolio turnover rate D	99%	63%	164%	81%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,491,877
Unrealized depreciation	(4,049,280)
Net unrealized appreciation (depreciation)	$ (1,557,403)
Undistributed ordinary income	$ 5,602
Capital loss carryforward	$ (5,178,091)
Cost for federal income tax purposes	$ 35,286,491

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 36,930	$ 2,279,900
Long-term Capital Gains	-	2,494,647
Total	$ 36,930	$ 4,774,547

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Consumer Discretionary

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,642,758 and $24,462,462, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 25,093	$ 620
Class T	.25%	.25%	33,396	158
Class B	.75%	.25%	35,454	26,685
Class C	.75%	.25%	26,722	2,706
			$ 120,665	$ 30,169

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,438
Class T	1,513
Class B*	8,682
Class C*	137
$ 19,770

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 32,778.33
Class T	22,187.33
Class B	11,374.32
Class C	8,652.32
Institutional Class	3,748.27
	$ 78,739

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,565 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $107 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 21,880
Class T	1.65%	16,098
Class B	2.15%	8,165
Class C	2.15%	6,136
Institutional Class	1.15%	36
		$ 52,315

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13 for the period.

Consumer Discretionary

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 24,249	$ -
Class T	11,523	-
Institutional Class	1,158	-
Total	$ 36,930	$ -
From net realized gain
Class A	$ -	$ 1,697,903
Class T	-	1,304,169
Class B	-	954,937
Class C	-	712,594
Institutional Class	-	104,944
Total	$ -	$ 4,774,547

10. Share Transactions.

Transactions for each class of shares were as follows:

			Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	816,977	231,645	$ 7,713,175	$ 3,074,782
Reinvestment of distributions	2,650	104,669	22,145	1,531,841
Shares redeemed	(593,853)	(533,803)	(5,358,348)	(7,132,154)
Net increase (decrease)	225,774	(197,489)	$ 2,376,972	$ (2,525,531)
Class T
Shares sold	78,811	113,866	$ 695,608	$ 1,488,704
Reinvestment of distributions	1,356	84,915	11,014	1,207,897
Shares redeemed	(223,538)	(333,215)	(1,973,930)	(4,304,558)
Net increase (decrease)	(143,371)	(134,434)	$ (1,267,308)	$ (1,607,957)
Class B
Shares sold	72,993	34,749	$ 620,027	$ 420,244
Reinvestment of distributions	-	65,209	-	871,754
Shares redeemed	(181,364)	(369,099)	(1,535,455)	(4,475,959)
Net increase (decrease)	(108,371)	(269,141)	$ (915,428)	$ (3,183,961)
Class C
Shares sold	90,426	46,115	$ 763,994	$ 563,853
Reinvestment of distributions	-	37,909	-	507,333
Shares redeemed	(102,729)	(304,893)	(841,041)	(3,642,610)
Net increase (decrease)	(12,303)	(220,869)	$ (77,047)	$ (2,571,424)
Institutional Class
Shares sold	581,111	41,241	$ 5,891,294	$ 586,738
Reinvestment of distributions	104	5,683	903	86,193
Shares redeemed	(52,903)	(97,732)	(466,878)	(1,378,902)
Net increase (decrease)	528,312	(50,808)	$ 5,425,319	$ (705,971)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-2.74%	0.30%	-4.47%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -2.95%, -3.15%, -3.73% and -3.74%, respectively (excluding sales charges), topping the -9.17% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock selection in the fund's core areas of semiconductors and semiconductor equipment aided performance. Some out-of-benchmark picks in computer storage and peripherals helped as well. Amkor Technology, the fund's top relative contributor, provides packaging and testing services for the chip industry. Further bolstering our results were Marvell Technology Group, a producer of chips for computer hard-disk drives and smartphones, and MEMC Electronic Materials, which makes silicon wafers for the solar and semiconductor industries. Taiwan Semiconductor Manufacturing and hard-disk drive maker Seagate Technology - both out-of-index positions - also helped. Conversely, unfavorable picks in electrical components/equipment and life science tools/services detracted. Additionally, the fund's foreign holdings were hampered in part by currency fluctuations. Underweighting strong-performing index component Cypress Semiconductor hurt. Other detractors included chip maker Atmel, as well as nanotechnology products developer Arrowhead Research and solar power components maker Renewable Energy, the latter two being out-of-index positions.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund: During the past year, the fund's Institutional Class shares returned -2.74%, topping the -9.17% return of the MSCI® US Investable Market Semiconductors & Semiconductor Equipment Index and the S&P 500®. Versus the MSCI index, favorable stock selection in the fund's core areas of semiconductors and semiconductor equipment aided performance. Some out-of-benchmark picks in computer storage and peripherals helped as well. Amkor Technology, the fund's top relative contributor, provides packaging and testing services for the chip industry. Further bolstering our results were Marvell Technology Group, a producer of chips for computer hard-disk drives and smartphones, and MEMC Electronic Materials, which makes silicon wafers for the solar and semiconductor industries. Taiwan Semiconductor Manufacturing and hard-disk drive maker Seagate Technology - both out-of-index positions - also helped. Conversely, unfavorable picks in electrical components/equipment and life science tools/services detracted. Additionally, the fund's foreign holdings were hampered in part by currency fluctuations. Underweighting strong-performing index component Cypress Semiconductor hurt. Other detractors included chip maker Atmel, as well as nanotechnology products developer Arrowhead Research and solar power components maker Renewable Energy, the latter two being out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Electronics

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.40%
Actual		$ 1,000.00	$ 1,631.20	$ 9.13
Hypothetical A		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,627.20	$ 10.75
Hypothetical A		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,624.70	$ 13.99
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,622.00	$ 13.98
Hypothetical A		$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class	1.15%
Actual		$ 1,000.00	$ 1,630.40	$ 7.50
Hypothetical A		$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	23.5	24.0
Texas Instruments, Inc.	9.3	10.1
Applied Materials, Inc.	6.0	7.4
Marvell Technology Group Ltd.	3.4	3.2
Micron Technology, Inc.	3.1	1.5
Atmel Corp.	2.5	1.3
National Semiconductor Corp.	2.3	2.4
Analog Devices, Inc.	2.3	2.9
Fairchild Semiconductor International, Inc.	1.9	0.9
NVIDIA Corp.	1.9	1.3
	56.2
Top Industries (% of fund's net assets)
As of July 31, 2009
Semiconductors & Semiconductor Equipment	85.3%
Electronic Equipment & Components	3.8%
Computers & Peripherals	3.2%
Communications Equipment	1.8%
Electrical Equipment	0.4%
All Others*	5.5%

As of January 31, 2009
Semiconductors & Semiconductor Equipment	86.2%
Electronic Equipment & Components	4.5%
Communications Equipment	2.6%
Electrical Equipment	1.6%
Computers & Peripherals	1.0%
All Others*	4.1%

* Includes short-term investments and net other assets.

Electronics

Advisor Electronics Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.5%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	1,000	$ 22,010
QUALCOMM, Inc.	4,100	189,461
		211,471
COMPUTERS & PERIPHERALS - 3.2%
Computer Hardware - 1.6%
Dell, Inc. (a)	9,970	133,399
Hewlett-Packard Co.	2,300	99,590
		232,989
Computer Storage & Peripherals - 1.6%
SanDisk Corp. (a)	4,166	74,238
Seagate Technology	10,900	131,236
Western Digital Corp. (a)	500	15,125
		220,599
TOTAL COMPUTERS & PERIPHERALS		453,588
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Motech Industries, Inc.	1	4
Sunpower Corp. Class B (a)	1,700	46,410
		46,414
ELECTRONIC EQUIPMENT & COMPONENTS - 3.6%
Electronic Components - 0.6%
Everlight Electronics Co. Ltd.	14,559	40,602
Vishay Intertechnology, Inc. (a)	6,300	44,793
		85,395
Electronic Manufacturing Services - 1.6%
DDi Corp. (a)	3,344	16,051
Flextronics International Ltd. (a)	24,700	131,404
Jabil Circuit, Inc.	5,304	48,585
Tyco Electronics Ltd.	1,700	36,499
		232,539
Technology Distributors - 1.4%
Arrow Electronics, Inc. (a)	2,100	54,117
Avnet, Inc. (a)	5,621	137,152
		191,269
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		509,203
HOUSEHOLD DURABLES - 0.4%
Consumer Electronics - 0.4%
Harman International Industries, Inc.	2,000	49,360
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	23,885

	Shares	Value
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	2,600	$ 2,534
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 84.1%
Semiconductor Equipment - 18.1%
Advanced Energy Industries, Inc. (a)	200	2,406
Aixtron AG	3,100	50,810
Amkor Technology, Inc. (a)	38,400	240,384
Applied Materials, Inc.	62,000	855,600
ASML Holding NV (NY Shares)	6,730	175,047
ATMI, Inc. (a)	1,500	27,285
Brooks Automation, Inc. (a)	300	1,779
Cabot Microelectronics Corp. (a)	100	3,392
Cohu, Inc.	100	1,213
Cymer, Inc. (a)	4,400	150,524
Entegris, Inc. (a)	600	2,238
FEI Co. (a)	200	4,900
FormFactor, Inc. (a)	5,250	121,013
KLA-Tencor Corp.	2,930	93,408
Kulicke & Soffa Industries, Inc. (a)	9,365	54,973
Lam Research Corp. (a)	8,290	249,197
LTX-Credence Corp. (a)	1,044	940
Mattson Technology, Inc. (a)	16,930	25,564
MEMC Electronic Materials, Inc. (a)	9,846	173,487
MKS Instruments, Inc. (a)	1,295	25,084
Teradyne, Inc. (a)	2,500	19,700
Tessera Technologies, Inc. (a)	300	8,427
Ultratech, Inc. (a)	100	1,191
Varian Semiconductor Equipment Associates, Inc. (a)	6,000	192,240
Veeco Instruments, Inc. (a)	200	3,768
Verigy Ltd. (a)	6,700	89,043
		2,573,613
Semiconductors - 66.0%
Actel Corp. (a)	100	1,114
Advanced Analogic Technologies, Inc. (a)	7,130	34,367
Advanced Micro Devices, Inc. (a)	9,900	36,234
Altera Corp.	1,800	33,642
Analog Devices, Inc.	11,800	322,966
Applied Micro Circuits Corp. (a)	1,900	16,435
ARM Holdings PLC sponsored ADR	15,700	100,323
Atheros Communications, Inc. (a)	1,000	25,000
Atmel Corp. (a)	86,500	360,705
AuthenTec, Inc. (a)	2,800	6,860
Broadcom Corp. Class A (a)	8,050	227,252
California Micro Devices Corp. (a)	12,426	39,763
Chartered Semiconductor Manufacturing Ltd. (a)	3,700	5,759
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,914	45,896
Cirrus Logic, Inc. (a)	2,309	12,422
Cree, Inc. (a)	400	12,824
Cypress Semiconductor Corp. (a)	7,100	75,402
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Diodes, Inc. (a)	200	$ 3,692
DSP Group, Inc. (a)	200	1,742
Exar Corp. (a)	200	1,406
Fairchild Semiconductor International, Inc. (a)	30,500	269,315
Global Unichip Corp.	5,596	30,700
Himax Technologies, Inc. sponsored ADR	10,800	41,256
Infineon Technologies AG (a)	38,200	154,324
Infineon Technologies AG rights 8/3/09 (a)	34,700	16,266
Inotera Memories, Inc. sponsored ADR (a)(c)	5,600	29,186
Intel Corp.	173,490	3,339,679
International Rectifier Corp. (a)	9,053	149,918
Intersil Corp. Class A	2,500	35,925
Linear Technology Corp.	2,800	75,236
LSI Corp. (a)	4,600	23,828
Marvell Technology Group Ltd. (a)	35,950	479,573
Maxim Integrated Products, Inc.	4,200	74,424
Microchip Technology, Inc.	3,200	86,176
Micron Technology, Inc. (a)	69,730	445,575
Microsemi Corp. (a)	3,100	42,315
Monolithic Power Systems, Inc. (a)	200	4,438
National Semiconductor Corp.	22,000	331,320
Netlogic Microsystems, Inc. (a)	100	3,974
NVIDIA Corp. (a)	20,300	262,479
O2Micro International Ltd. sponsored ADR (a)	2,700	13,986
Omnivision Technologies, Inc. (a)	1,100	14,553
ON Semiconductor Corp. (a)	24,529	179,062
PMC-Sierra, Inc. (a)	5,400	49,410
Rambus, Inc. (a)	500	8,465
Samsung Electronics Co. Ltd.	150	88,820
Semiconductor Manufacturing International Corp. sponsored ADR (a)	6,900	18,285
Semtech Corp. (a)	400	7,360
Sigma Designs, Inc. (a)	100	1,617
Silicon Image, Inc. (a)	4,955	12,140
Silicon Laboratories, Inc. (a)	300	12,849
Silicon Storage Technology, Inc. (a)	500	940
Standard Microsystems Corp. (a)	2,100	48,720
STATS ChipPAC Ltd. (a)	73,000	38,042
STMicroelectronics NV (NY Shares)	1,500	11,385
Supertex, Inc. (a)	60	1,383
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,744	60,140
Texas Instruments, Inc.	54,900	1,320,345
TriQuint Semiconductor, Inc. (a)	800	5,744
Volterra Semiconductor Corp. (a)	200	3,318

	Shares	Value
Xilinx, Inc.	9,900	$ 214,731
Zoran Corp. (a)	300	3,456
		9,374,462
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		11,948,075
SOFTWARE - 0.1%
Application Software - 0.1%
Mentor Graphics Corp. (a)	2,629	18,245
TOTAL COMMON STOCKS (Cost $14,266,418)		13,262,775
Convertible Bonds - 1.8%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Lucent Technologies, Inc. 2.875% 6/15/25	$ 50,000	39,233
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Sunpower Corp. 4.75% 4/15/14	10,000	13,290
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Electronic Manufacturing Services - 0.2%
TTM Technologies, Inc. 3.25% 5/15/15	30,000	25,809
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
Semiconductors - 1.2%
Advanced Micro Devices, Inc. 6% 5/1/15	220,000	133,100
Xilinx, Inc. 3.125% 3/15/37	60,000	47,400
		180,500
TOTAL CONVERTIBLE BONDS (Cost $172,539)		258,832
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 0.37% (b) (Cost $627,002)	627,002	627,002
Cash Equivalents - 0.2%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.19%, dated 7/31/09 due 8/3/09 (Collateralized by U.S. Treasury Obligations) # (Cost $33,000)	$ 33,001	$ 33,000
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $15,098,959)		14,181,609
NET OTHER ASSETS - 0.2%		26,585
NET ASSETS - 100%		$ 14,208,194
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,186 or 0.2% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$33,000 due 8/03/09 at 0.19%
BNP Paribas Securities Corp.	$ 1,486
Barclays Capital, Inc.	5,754
Credit Suisse Securities (USA) LLC	1,509
Deutsche Bank Securities, Inc.	4,833
HSBC Securities (USA), Inc.	6,288
ING Financial Markets LLC	6,905
J.P. Morgan Securities, Inc.	1,046
Mizuho Securities USA, Inc.	1,151
Morgan Stanley & Co., Inc.	1,151
Societe Generale, New York Branch	2,877
$ 33,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,292
Fidelity Securities Lending Cash Central Fund	19
Total	$ 3,311
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 49,360	$ 49,360	$ -	$ -
Health Care	23,885	-	23,885	-
Industrials	46,414	46,414	-	-
Information Technology	13,140,582	12,940,806	199,776	-
Materials	2,534	2,534	-	-
Cash Equivalents	33,000	-	33,000	-
Corporate Bonds	258,832	-	258,832	-
Money Market Funds	627,002	627,002	-	-
Total Investments in Securities:	$ 14,181,609	$ 13,666,116	$ 515,493	$ -
United States of America	87.4%
Bermuda	3.4%
Singapore	2.1%
Germany	1.6%
Cayman Islands	1.5%
Netherlands	1.3%
Taiwan	1.1%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information

At July 31, 2009, the fund had a capital loss carryforward of approximately $12,832,682 of which $4,774,109, $2,265,871, $279,201, $310,663 and $5,202,838 will expire on July 31, 2011, 2012, 2013, 2016 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $2,011,669 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including repurchase agreements of $33,000) - See accompanying schedule: Unaffiliated issuers (cost $14,471,957)	$ 13,554,607
Fidelity Central Funds (cost $627,002)	627,002
Total Investments (cost $15,098,959)		$ 14,181,609
Cash		7,029
Receivable for investments sold		59,977
Receivable for fund shares sold		290,782
Dividends receivable		9,325
Interest receivable		4,463
Distributions receivable from Fidelity Central Funds		148
Prepaid expenses		42
Receivable from investment adviser for expense reductions		8,412
Other receivables		3
Total assets		14,561,790

Liabilities
Payable for investments purchased	$ 289,647
Payable for fund shares redeemed	10,888
Accrued management fee	5,753
Distribution fees payable	5,684
Other affiliated payables	3,578
Other payables and accrued expenses	38,046
Total liabilities		353,596

Net Assets		$ 14,208,194
Net Assets consist of:
Paid in capital		$ 30,441,535
Undistributed net investment income		33,992
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,349,966)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(917,367)
Net Assets		$ 14,208,194

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,432,735 ÷ 824,831 shares)	$ 6.59

Maximum offering price per share (100/94.25 of $6.59)	$ 6.99
Class T: Net Asset Value and redemption price per share ($4,195,215 ÷ 649,598 shares)	$ 6.46

Maximum offering price per share (100/96.50 of $6.46)	$ 6.69
Class B: Net Asset Value and offering price per share ($1,196,587 ÷ 193,287 shares) A	$ 6.19

Class C: Net Asset Value and offering price per share ($3,016,214 ÷ 487,759 shares) A	$ 6.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($367,443 ÷ 54,421 shares)	$ 6.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Electronics

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 169,557
Interest		31,978
Income from Fidelity Central Funds		3,311
Total income		204,846

Expenses
Management fee	$ 55,064
Transfer agent fees	33,932
Distribution fees	57,204
Accounting and security lending fees	3,800
Custodian fees and expenses	22,887
Independent trustees' compensation	65
Registration fees	50,693
Audit	50,445
Legal	120
Miscellaneous	1,380
Total expenses before reductions	275,590
Expense reductions	(105,465)	170,125
Net investment income (loss)		34,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,410,322)
Foreign currency transactions	(1,936)
Total net realized gain (loss)		(3,412,258)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,662,786
Assets and liabilities in foreign currencies	95
Total change in net unrealized appreciation (depreciation)		2,662,881
Net gain (loss)		(749,377)
Net increase (decrease) in net assets resulting from operations		$ (714,656)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,721	$ (90,535)
Net realized gain (loss)	(3,412,258)	(4,347,575)
Change in net unrealized appreciation (depreciation)	2,662,881	(2,232,309)
Net increase (decrease) in net assets resulting from operations	(714,656)	(6,670,419)
Share transactions - net increase (decrease)	612,433	(8,363,960)
Redemption fees	572	266
Total increase (decrease) in net assets	(101,651)	(15,034,113)

Net Assets
Beginning of period	14,309,845	29,343,958
End of period (including undistributed net investment income of $33,992 and $0, respectively)	$ 14,208,194	$ 14,309,845

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.79	$ 9.11	$ 7.38	$ 8.04	$ 6.58
Income from Investment Operations
Net investment income (loss) C	.04	- G	(.03)	(.04)	(.07)
Net realized and unrealized gain (loss)	(.24)	(2.32)	1.76	(.62)	1.53
Total from investment operations	(.20)	(2.32)	1.73	(.66)	1.46
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.59	$ 6.79	$ 9.11	$ 7.38	$ 8.04
Total Return A,B	(2.95)%	(25.47)%	23.44%	(8.21)%	22.19%
Ratios to Average Net Assets D,F
Expenses before reductions	2.44%	1.72%	1.60%	1.50%	1.59%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.45%
Expenses net of all reductions	1.40%	1.39%	1.38%	1.36%	1.38%
Net investment income (loss)	.69%	(.02)%	(.35)%	(.52)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,433	$ 3,970	$ 7,551	$ 7,916	$ 11,397
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.67	$ 8.98	$ 7.29	$ 7.96	$ 6.53
Income from Investment Operations
Net investment income (loss) C	.02	(.02)	(.05)	(.06)	(.08)
Net realized and unrealized gain (loss)	(.23)	(2.29)	1.74	(.61)	1.51
Total from investment operations	(.21)	(2.31)	1.69	(.67)	1.43
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.46	$ 6.67	$ 8.98	$ 7.29	$ 7.96
Total Return A,B	(3.15)%	(25.72)%	23.18%	(8.42)%	21.90%
Ratios to Average Net Assets D,F
Expenses before reductions	2.77%	2.02%	1.89%	1.82%	1.89%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.69%
Expenses net of all reductions	1.65%	1.64%	1.64%	1.61%	1.61%
Net investment income (loss)	.44%	(.27)%	(.60)%	(.77)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,195	$ 4,635	$ 8,103	$ 9,048	$ 12,085
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.43	$ 8.70	$ 7.10	$ 7.78	$ 6.42
Income from Investment Operations
Net investment income (loss) C	- G	(.06)	(.09)	(.10)	(.12)
Net realized and unrealized gain (loss)	(.24)	(2.21)	1.69	(.58)	1.48
Total from investment operations	(.24)	(2.27)	1.60	(.68)	1.36
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.19	$ 6.43	$ 8.70	$ 7.10	$ 7.78
Total Return A,B	(3.73)%	(26.09)%	22.54%	(8.74)%	21.18%
Ratios to Average Net Assets D,F
Expenses before reductions	3.22%	2.48%	2.36%	2.29%	2.41%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.21%
Expenses net of all reductions	2.15%	2.14%	2.13%	2.11%	2.13%
Net investment income (loss)	(.06)%	(.77)%	(1.10)%	(1.27)%	(1.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,197	$ 2,027	$ 4,572	$ 6,123	$ 8,963
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.42	$ 8.69	$ 7.09	$ 7.77	$ 6.41
Income from Investment Operations
Net investment income (loss) C	- G	(.06)	(.09)	(.10)	(.11)
Net realized and unrealized gain (loss)	(.24)	(2.21)	1.69	(.58)	1.47
Total from investment operations	(.24)	(2.27)	1.60	(.68)	1.36
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 6.18	$ 6.42	$ 8.69	$ 7.09	$ 7.77
Total Return A,B	(3.74)%	(26.12)%	22.57%	(8.75)%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	3.21%	2.47%	2.34%	2.26%	2.31%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.18%
Expenses net of all reductions	2.15%	2.14%	2.13%	2.11%	2.11%
Net investment income (loss)	(.06)%	(.77)%	(1.10)%	(1.27)%	(1.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,016	$ 3,325	$ 8,389	$ 7,009	$ 11,058
Portfolio turnover rate E	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.94	$ 9.30	$ 7.51	$ 8.15	$ 6.65
Income from Investment Operations
Net investment income (loss) B	.05	.02	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss)	(.24)	(2.38)	1.80	(.62)	1.55
Total from investment operations	(.19)	(2.36)	1.79	(.64)	1.50
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 6.75	$ 6.94	$ 9.30	$ 7.51	$ 8.15
Total Return A	(2.74)%	(25.38)%	23.83%	(7.85)%	22.56%
Ratios to Average Net Assets C,E
Expenses before reductions	2.16%	1.47%	1.26%	1.11%	1.16%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.11%	1.16%
Expenses net of all reductions	1.15%	1.14%	1.13%	1.07%	1.08%
Net investment income (loss)	.94%	.23%	(.10)%	(.23)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367	$ 353	$ 730	$ 750	$ 899
Portfolio turnover rate D	92%	93%	97%	95%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Electronics

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,768,361
Unrealized depreciation	(3,184,922)
Net unrealized appreciation (depreciation)	$ (1,416,561)
Undistributed ordinary income	$ 27,572
Capital loss carryforward	$ (12,832,682)
Cost for federal income tax purposes	$ 15,598,170

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,256,381 and $9,054,538, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,374	$ 202
Class T	.25%	.25%	15,986	152
Class B	.75%	.25%	11,254	8,471
Class C	.75%	.25%	22,590	1,350
			$ 57,204	$ 10,175

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,636
Class T	1,113
Class B*	4,193
Class C*	85
$ 9,027

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Electronics

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,685.33
Class T	12,326.38
Class B	3,672.33
Class C	7,460.33
Institutional Class	789.33
	$ 33,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $925 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $19.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 30,793
Class T	1.65%	35,853
Class B	2.15%	12,082
Class C	2.15%	24,086
Institutional Class	1.15%	2,401
		$ 105,215

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $250 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	454,229	161,701	$ 2,515,743	$ 1,242,418
Shares redeemed	(214,204)	(405,321)	(1,126,041)	(3,221,767)
Net increase (decrease)	240,025	(243,620)	$ 1,389,702	$ (1,979,349)
Class T
Shares sold	211,424	93,832	$ 1,046,750	$ 747,770
Shares redeemed	(256,279)	(301,416)	(1,247,787)	(2,324,905)
Net increase (decrease)	(44,855)	(207,584)	$ (201,037)	$ (1,577,135)
Class B
Shares sold	57,656	35,607	$ 278,136	$ 276,103
Shares redeemed	(179,676)	(246,055)	(832,636)	(1,804,727)
Net increase (decrease)	(122,020)	(210,448)	$ (554,500)	$ (1,528,624)
Class C
Shares sold	132,135	107,517	$ 684,005	$ 865,728
Shares redeemed	(162,035)	(555,338)	(721,474)	(3,939,431)
Net increase (decrease)	(29,900)	(447,821)	$ (37,469)	$ (3,073,703)
Institutional Class
Shares sold	29,924	9,123	$ 158,084	$ 82,426
Shares redeemed	(26,319)	(36,772)	(142,347)	(287,575)
Net increase (decrease)	3,605	(27,649)	$ 15,737	$ (205,149)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Electronics

Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-38.68%	9.91%	9.08%

A Prior to October 1, 2006, Advisor Energy operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Natural Resources

Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the 12 months ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -38.86%, -38.99%, -39.31% and -39.31%, respectively (excluding sales charges), lagging the S&P 500® and the -30.31% return of the MSCI® US Investable Market Energy Index. Energy stocks suffered setbacks along with much of the market during the period's first half. The fund's fairly aggressive positioning in mid- and smaller-sized company stocks, along with a large underweighting in stronger-performing integrated oil stocks, led to its underperformance versus the MSCI index, though it regained momentum during the period's final months. The biggest detractor was a sizable underweighting in index giant Exxon Mobil. Large positions in drill-rig manufacturer National Oilwell Varco and rig leasing company Nabors Industries also dampened results. An overweighting in the poorly-performing refining/marketing group hurt, highlighted by a big position in refiner Valero Energy. A major stake in coal producer Peabody Energy also disappointed. I sold the position. Brighter spots included large stakes in low-cost natural gas exploration/production companies Range Resources and Southwestern Energy. Coal producer Massey Energy also contributed, as did underweighting integrated oil producer ConocoPhillips when the stock faltered amid the company's financial difficulties and falling oil prices.

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund: For the 12 months ending July 31, 2009, the fund's Institutional Class shares returned -38.68%, lagging the S&P 500® and the -30.31% return of the MSCI® US Investable Market Energy Index. Energy stocks suffered setbacks along with much of the market during the period's first half. The fund's fairly aggressive positioning in mid- and smaller-sized company stocks, along with a large underweighting in stronger-performing integrated oil stocks, led to its underperformance versus the MSCI index, though it regained momentum during the period's final months. The biggest detractor was a sizable underweighting in index giant Exxon Mobil. Large positions in drill-rig manufacturer National Oilwell Varco and rig leasing company Nabors Industries also dampened results. An overweighting in the poorly-performing refining/marketing group hurt, highlighted by a big position in refiner Valero Energy. A major stake in coal producer Peabody Energy also disappointed. I sold the position. Brighter spots included large stakes in low-cost natural gas exploration/production companies Range Resources and Southwestern Energy. Coal producer Massey Energy also contributed, as did underweighting integrated oil producer ConocoPhillips when the stock faltered amid the company's financial difficulties and falling oil prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,246.10	$ 6.91
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.48%
Actual		$ 1,000.00	$ 1,245.10	$ 8.24
Hypothetical A		$ 1,000.00	$ 1,017.46	$ 7.40
Class B	1.99%
Actual		$ 1,000.00	$ 1,241.40	$ 11.06
Hypothetical A		$ 1,000.00	$ 1,014.93	$ 9.94
Class C	1.98%
Actual		$ 1,000.00	$ 1,241.80	$ 11.01
Hypothetical A		$ 1,000.00	$ 1,014.98	$ 9.89
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,247.90	$ 5.41
Hypothetical A		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Energy

Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Occidental Petroleum Corp.	6.2	4.8
Schlumberger Ltd.	5.8	2.3
Southwestern Energy Co.	4.9	4.8
Petrohawk Energy Corp.	4.0	2.9
Transocean Ltd.	3.8	2.5
Marathon Oil Corp.	3.5	2.4
Chevron Corp.	3.4	3.2
Noble Corp.	3.3	4.9
Weatherford International Ltd.	3.3	1.7
Range Resources Corp.	3.2	4.2
	41.4
Top Industries (% of fund's net assets)
As of July 31, 2009
Oil, Gas & Consumable Fuels	58.0%
Energy Equipment & Services	37.0%
Electrical Equipment	3.1%
Gas Utilities	1.1%
Construction & Engineering	0.5%
All Others*	0.3%

As of January 31, 2009
Oil, Gas & Consumable Fuels	69.1%
Energy Equipment & Services	26.1%
Electrical Equipment	1.9%
Gas Utilities	1.0%
Construction & Engineering	0.7%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Energy Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)	16,062	$ 143,916
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	65,300	2,675,994
ELECTRICAL EQUIPMENT - 3.0%
Electrical Components & Equipment - 2.8%
centrotherm photovoltaics AG (a)	25,223	1,305,671
Energy Conversion Devices, Inc. (a)(c)	103,019	1,466,991
Evergreen Solar, Inc. (a)(c)	242,942	510,178
First Solar, Inc. (a)(c)	35,000	5,403,650
JA Solar Holdings Co. Ltd. ADR (a)(c)	959,395	4,614,690
Q-Cells SE (a)(c)	16,793	302,289
Sunpower Corp.:
Class A (a)	22,200	714,840
Class B (a)	94,500	2,579,850
		16,898,159
Heavy Electrical Equipment - 0.2%
Vestas Wind Systems AS (a)	12,700	894,486
TOTAL ELECTRICAL EQUIPMENT		17,792,645
ENERGY EQUIPMENT & SERVICES - 37.0%
Oil & Gas Drilling - 14.5%
Atwood Oceanics, Inc. (a)	305,546	8,811,947
Diamond Offshore Drilling, Inc.	100	8,987
ENSCO International, Inc.	35,400	1,341,306
Helmerich & Payne, Inc.	285,453	9,808,165
Hercules Offshore, Inc. (a)	164,594	780,176
Nabors Industries Ltd. (a)	740,822	12,608,790
Noble Corp.	584,243	19,782,468
Patterson-UTI Energy, Inc.	116,517	1,609,100
Pride International, Inc. (a)	188,287	4,720,355
Seadrill Ltd.	205,100	3,291,260
Songa Offshore Se (a)	89,000	320,763
Transocean Ltd. (a)	286,264	22,812,378
		85,895,695
Oil & Gas Equipment & Services - 22.5%
Baker Hughes, Inc.	5,500	222,750
Basic Energy Services, Inc. (a)	33,140	223,695
BJ Services Co.	943,674	13,381,297
Cameron International Corp. (a)	20,200	630,846
Complete Production Services, Inc. (a)	37,254	307,718
Core Laboratories NV	23,200	1,994,272
Dresser-Rand Group, Inc. (a)	35,900	1,045,049
Dril-Quip, Inc. (a)	112,455	4,755,722
Exterran Holdings, Inc. (a)	77,875	1,354,246
FMC Technologies, Inc. (a)	112,900	4,911,150
Fugro NV (Certificaten Van Aandelen) unit	1,693	75,972
Global Industries Ltd. (a)	328,703	2,245,041
Halliburton Co.	371,660	8,209,969

	Shares	Value
Helix Energy Solutions Group, Inc. (a)	69,700	$ 731,153
Hornbeck Offshore Services, Inc. (a)	41,015	893,307
Key Energy Services, Inc. (a)	56,200	390,028
Lufkin Industries, Inc.	7,190	326,426
National Oilwell Varco, Inc. (a)	390,457	14,033,025
Newpark Resources, Inc. (a)	19,781	52,024
Oceaneering International, Inc. (a)	132,100	6,726,532
Oil States International, Inc. (a)	39,300	1,065,816
Schlumberger Ltd.	643,600	34,432,600
Smith International, Inc.	154,300	3,877,559
Superior Energy Services, Inc. (a)	174,884	2,901,326
Tenaris SA sponsored ADR	107,100	3,247,272
Tidewater, Inc.	46,959	2,113,155
TSC Offshore Group Ltd. (a)	1,258,000	219,140
Weatherford International Ltd. (a)	1,053,164	19,757,357
Willbros Group, Inc. (a)	263,094	3,628,066
		133,752,513
TOTAL ENERGY EQUIPMENT & SERVICES		219,648,208
GAS UTILITIES - 1.1%
Gas Utilities - 1.1%
EQT Corp.	56,300	2,160,794
Questar Corp.	122,000	4,034,540
Zhongyu Gas Holdings Ltd. (a)	6,538,000	455,560
		6,650,894
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
Teck Resources Ltd. Class B (sub. vtg.)	59,900	1,576,243
MULTI-UTILITIES - 0.0%
Multi-Utilities - 0.0%
Sempra Energy	4	210
OIL, GAS & CONSUMABLE FUELS - 58.0%
Coal & Consumable Fuels - 8.6%
Alpha Natural Resources, Inc. (a)	81,700	2,721,427
Arch Coal, Inc.	523,385	9,112,133
CONSOL Energy, Inc.	229,613	8,158,150
Foundation Coal Holdings, Inc.	356,286	12,801,356
Massey Energy Co.	655,644	17,440,130
PT Bumi Resources Tbk	2,851,800	804,541
		51,037,737
Integrated Oil & Gas - 16.0%
Chevron Corp.	293,300	20,375,551
ConocoPhillips	141,346	6,178,234
Exxon Mobil Corp.	831	58,494
Hess Corp.	119,750	6,610,200
Marathon Oil Corp.	635,253	20,486,909
Occidental Petroleum Corp.	517,600	36,925,578
Suncor Energy, Inc.	146,900	4,750,542
		95,385,508
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - 29.6%
Anadarko Petroleum Corp.	222,600	$ 10,729,320
Apache Corp.	120,100	10,082,395
Berry Petroleum Co. Class A	74,901	1,776,652
Cabot Oil & Gas Corp.	506,702	17,800,441
Canadian Natural Resources Ltd.	94,300	5,668,416
Chesapeake Energy Corp.	663,546	14,226,426
Comstock Resources, Inc. (a)	189,211	7,284,624
Concho Resources, Inc. (a)	96,998	2,977,839
Denbury Resources, Inc. (a)	369,243	6,129,434
EOG Resources, Inc.	1,284	95,055
EXCO Resources, Inc. (a)	528,347	7,259,488
Forest Oil Corp. (a)	41,200	694,220
Newfield Exploration Co. (a)	52,650	2,070,725
Niko Resources Ltd.	16,500	1,162,436
Noble Energy, Inc.	7,400	452,288
Oil Search Ltd.	349,202	1,647,092
OPTI Canada, Inc. (a)(c)	144,200	210,140
Petrobank Energy & Resources Ltd. (a)	25,100	763,705
Petrohawk Energy Corp. (a)	971,626	23,591,079
Plains Exploration & Production Co. (a)	276,469	7,920,837
Quicksilver Resources, Inc. (a)(c)	210,500	2,412,330
Range Resources Corp.	412,988	19,166,773
SandRidge Energy, Inc. (a)	51,550	481,993
Southwestern Energy Co. (a)	704,100	29,170,863
Talisman Energy, Inc.	5,000	77,273
Ultra Petroleum Corp. (a)	41,200	1,817,744
		175,669,588
Oil & Gas Refining & Marketing - 3.1%
Frontier Oil Corp.	326,359	4,536,390
Holly Corp.	244,079	5,191,560
Sunoco, Inc.	110,300	2,723,307
Tesoro Corp.	133,876	1,752,437
Valero Energy Corp.	225,563	4,060,134
		18,263,828

	Shares	Value
Oil & Gas Storage & Transport - 0.7%
El Paso Corp.	298,100	$ 2,998,886
Williams Companies, Inc.	83,877	1,399,907
		4,398,793
TOTAL OIL, GAS & CONSUMABLE FUELS		344,755,454
TOTAL COMMON STOCKS (Cost $575,114,875)		593,243,564
Convertible Bonds - 0.1%
Principal Amount
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Sunpower Corp. 4.75% 4/15/14 (Cost $320,000)	$ 320,000	425,280
Money Market Funds - 2.7%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(d) (Cost $16,132,988)	16,132,988	16,132,988
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $591,567,863)		609,801,832
NET OTHER ASSETS - (2.7)%		(15,754,586)
NET ASSETS - 100%		$ 594,047,246
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 67,263
Fidelity Securities Lending Cash Central Fund	260,635
Total	$ 327,898
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$ 564,403,662	$ 564,403,662	$ -	$ -
Industrials	20,612,555	20,612,555	-	-
Materials	1,576,243	1,576,243	-	-
Utilities	6,651,104	6,651,104	-	-
Corporate Bonds	425,280	-	425,280	-
Money Market Funds	16,132,988	16,132,988	-	-
Total Investments in Securities:	$ 609,801,832	$ 609,376,552	$ 425,280	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.7%
Switzerland	10.4%
Netherlands Antilles	5.8%
Canada	2.8%
Others (individually less than 1%)	3.3%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $106,222,894 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $79,621,140 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Energy

Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $14,613,637) - See accompanying schedule: Unaffiliated issuers (cost $575,434,875)	$ 593,668,844
Fidelity Central Funds (cost $16,132,988)	16,132,988
Total Investments (cost $591,567,863)		$ 609,801,832
Receivable for investments sold		8,745,983
Receivable for fund shares sold		624,703
Dividends receivable		170,103
Interest receivable		3,631
Distributions receivable from Fidelity Central Funds		10,611
Prepaid expenses		2,220
Other receivables		941
Total assets		619,360,024

Liabilities
Payable to custodian bank	$ 941,099
Payable for investments purchased	5,895,387
Payable for fund shares redeemed	1,622,339
Accrued management fee	260,687
Distribution fees payable	234,627
Other affiliated payables	182,812
Other payables and accrued expenses	42,839
Collateral on securities loaned, at value	16,132,988
Total liabilities		25,312,778

Net Assets		$ 594,047,246
Net Assets consist of:
Paid in capital		$ 784,094,022
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(208,278,596)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,231,928
Net Assets		$ 594,047,246

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($216,595,298 ÷ 8,387,697 shares)	$ 25.82

Maximum offering price per share (100/94.25 of $25.82)	$ 27.40
Class T: Net Asset Value and redemption price per share ($224,375,948 ÷ 8,477,233 shares)	$ 26.47

Maximum offering price per share (100/96.50 of $26.47)	$ 27.43
Class B: Net Asset Value and offering price per share ($47,795,293 ÷ 1,952,217 shares)A	$ 24.48

Class C: Net Asset Value and offering price per share ($86,649,865 ÷ 3,514,920 shares)A	$ 24.65

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,630,842 ÷ 694,381 shares)	$ 26.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Energy

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 5,736,564
Interest		3,658
Income from Fidelity Central Funds		327,898
Total income		6,068,120

Expenses
Management fee	$ 3,178,324
Transfer agent fees	1,772,403
Distribution fees	2,918,713
Accounting and security lending fees	214,986
Custodian fees and expenses	34,973
Independent trustees' compensation	3,527
Registration fees	120,752
Audit	54,744
Legal	3,977
Interest	2,024
Miscellaneous	36,597
Total expenses before reductions	8,341,020
Expense reductions	(16,532)	8,324,488
Net investment income (loss)		(2,256,368)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(205,504,221)
Foreign currency transactions	(156,579)
Total net realized gain (loss)		(205,660,800)
Change in net unrealized appreciation (depreciation) on: Investment securities	(183,346,663)
Assets and liabilities in foreign currencies	49
Total change in net unrealized appreciation (depreciation)		(183,346,614)
Net gain (loss)		(389,007,414)
Net increase (decrease) in net assets resulting from operations		$ (391,263,782)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,256,368)	$ (6,384,696)
Net realized gain (loss)	(205,660,800)	190,336,922
Change in net unrealized appreciation (depreciation)	(183,346,614)	(81,040,623)
Net increase (decrease) in net assets resulting from operations	(391,263,782)	102,911,603
Distributions to shareholders from net realized gain	(137,595,735)	(64,657,747)
Share transactions - net increase (decrease)	82,598,513	82,916,045
Redemption fees	78,335	43,632
Total increase (decrease) in net assets	(446,182,669)	121,213,533

Net Assets
Beginning of period	1,040,229,915	919,016,382
End of period (including accumulated net investment loss of $108 and accumulated net investment loss of $795, respectively)	$ 594,047,246	$ 1,040,229,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 50.24	$ 48.28	$ 46.39	$ 40.93	$ 29.12
Income from Investment Operations
Net investment income (loss) C	(.04)	(.17)	(.02) F	(.04)	.06
Net realized and unrealized gain (loss)	(17.48)	5.59	8.42	12.30	12.21
Total from investment operations	(17.52)	5.42	8.40	12.26	12.27
Distributions from net investment income	-	-	-	-	(.06)
Distributions from net realized gain	(6.90)	(3.46)	(6.51)	(6.81)	(.41)
Total distributions	(6.90)	(3.46)	(6.51)	(6.81)	(.47)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 25.82	$ 50.24	$ 48.28	$ 46.39	$ 40.93
Total Return A,B	(38.86)%	11.52%	22.08%	32.90%	42.69%
Ratios to Average Net Assets D,G
Expenses before reductions	1.22%	1.14%	1.19%	1.21%	1.25%
Expenses net of fee waivers, if any	1.22%	1.14%	1.19%	1.21%	1.25%
Expenses net of all reductions	1.21%	1.14%	1.19%	1.17%	1.19%
Net investment income (loss)	(.14)%	(.32)%	(.05)% F	(.09)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 216,595	$ 355,200	$ 268,108	$ 204,391	$ 90,342
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 51.40	$ 49.26	$ 47.18	$ 41.46	$ 29.52
Income from Investment Operations
Net investment income (loss) C	(.10)	(.29)	(.11) F	(.13)	- H
Net realized and unrealized gain (loss)	(17.93)	5.72	8.61	12.49	12.37
Total from investment operations	(18.03)	5.43	8.50	12.36	12.37
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	(6.90)	(3.29)	(6.42)	(6.65)	(.41)
Total distributions	(6.90)	(3.29)	(6.42)	(6.65)	(.44)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 26.47	$ 51.40	$ 49.26	$ 47.18	$ 41.46
Total Return A,B	(38.99)%	11.27%	21.84%	32.60%	42.41%
Ratios to Average Net Assets D,G
Expenses before reductions	1.45%	1.36%	1.40%	1.42%	1.44%
Expenses net of fee waivers, if any	1.45%	1.36%	1.40%	1.42%	1.44%
Expenses net of all reductions	1.45%	1.35%	1.39%	1.38%	1.39%
Net investment income (loss)	(.38)%	(.54)%	(.26)% F	(.29)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,376	$ 407,784	$ 382,222	$ 362,272	$ 280,820
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 48.35	$ 46.64	$ 45.10	$ 39.89	$ 28.54
Income from Investment Operations
Net investment income (loss) C	(.22)	(.56)	(.34) F	(.35)	(.18)
Net realized and unrealized gain (loss)	(16.75)	5.41	8.17	11.98	11.93
Total from investment operations	(16.97)	4.85	7.83	11.63	11.75
Distributions from net realized gain	(6.90)	(3.14)	(6.29)	(6.43)	(.41)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 24.48	$ 48.35	$ 46.64	$ 45.10	$ 39.89
Total Return A,B	(39.31)%	10.62%	21.18%	31.86%	41.66%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.93%	1.96%	1.96%	1.98%
Expenses net of fee waivers, if any	1.96%	1.93%	1.96%	1.96%	1.98%
Expenses net of all reductions	1.96%	1.93%	1.95%	1.92%	1.93%
Net investment income (loss)	(.89)%	(1.11)%	(.82)% F	(.84)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,795	$ 98,602	$ 116,487	$ 130,973	$ 102,003
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 48.63	$ 46.88	$ 45.33	$ 40.10	$ 28.68
Income from Investment Operations
Net investment income (loss) C	(.21)	(.54)	(.32) F	(.34)	(.17)
Net realized and unrealized gain (loss)	(16.87)	5.45	8.20	12.06	11.99
Total from investment operations	(17.08)	4.91	7.88	11.72	11.82
Distributions from net realized gain	(6.90)	(3.16)	(6.33)	(6.50)	(.41)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 24.65	$ 48.63	$ 46.88	$ 45.33	$ 40.10
Total Return A,B	(39.31)%	10.71%	21.22%	31.96%	41.70%
Ratios to Average Net Assets D,G
Expenses before reductions	1.96%	1.87%	1.91%	1.92%	1.94%
Expenses net of fee waivers, if any	1.96%	1.87%	1.91%	1.92%	1.94%
Expenses net of all reductions	1.95%	1.87%	1.91%	1.88%	1.89%
Net investment income (loss)	(.88)%	(1.05)%	(.77)% F	(.79)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,650	$ 156,393	$ 135,072	$ 125,424	$ 72,832
Portfolio turnover rate E	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 51.76	$ 49.68	$ 47.48	$ 41.76	$ 29.64
Income from Investment Operations
Net investment income (loss) B	.03	(.02)	.11 E	.12	.19
Net realized and unrealized gain (loss)	(18.06)	5.74	8.67	12.56	12.44
Total from investment operations	(18.03)	5.72	8.78	12.68	12.63
Distributions from net investment income	-	-	-	-	(.11)
Distributions from net realized gain	(6.90)	(3.64)	(6.58)	(6.97)	(.41)
Total distributions	(6.90)	(3.64)	(6.58)	(6.97)	(.52)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 26.83	$ 51.76	$ 49.68	$ 47.48	$ 41.76
Total Return A	(38.68)%	11.83%	22.47%	33.35%	43.21%
Ratios to Average Net Assets C,F
Expenses before reductions	.95%	.85%	.88%	.87%	.89%
Expenses net of fee waivers, if any	.95%	.85%	.88%	.87%	.89%
Expenses net of all reductions	.94%	.85%	.88%	.83%	.84%
Net investment income (loss)	.13%	(.03)%	.25% E	.26%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,631	$ 22,250	$ 17,127	$ 19,553	$ 9,433
Portfolio turnover rate D	148%	90%	80%	139%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds, pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 103,421,824
Unrealized depreciation	(107,624,464)
Net unrealized appreciation (depreciation)	$ (4,202,640)

Capital loss carryforward	$ (106,222,894)

Cost for federal income tax purposes	$ 614,004,472

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 4,772,747
Long-term Capital Gains	137,595,735	59,885,000
Total	$ 137,595,735	$ 64,657,747

Energy

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $884,680,102 and $936,618,293, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 495,972	$ 16,561
Class T	.25%	.25%	1,105,084	8,598
Class B	.75%	.25%	498,256	374,110
Class C	.75%	.25%	819,401	145,902
			$ 2,918,713	$ 545,171

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 158,560
Class T	35,423
Class B*	127,592
Class C*	28,192
$ 349,767

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 636,855.32
Class T	680,042.31
Class B	159,600.32
Class C	257,524.31
Institutional Class	38,382.30
	$ 1,772,403

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,063 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,970,000	2.87%	$ 875

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,544 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $260,635.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,162,000. The weighted average interest rate was 3.36%. The interest expense amounted to $1,149 under the bank borrowing program.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,931 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $601.

Energy

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ 46,997,290	$ 20,341,408
Class T	53,170,678	25,677,389
Class B	13,492,835	7,474,589
Class C	21,034,743	9,397,317
Institutional Class	2,900,189	1,767,044
Total	$ 137,595,735	$ 64,657,747

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	3,517,345	3,202,103	$ 85,305,714	$ 169,499,687
Reinvestment of distributions	1,158,188	375,188	42,134,872	18,473,322
Shares redeemed	(3,358,560)	(2,059,529)	(88,397,497)	(107,985,396)
Net increase (decrease)	1,316,973	1,517,762	$ 39,043,089	$ 79,987,613
Class T
Shares sold	2,191,463	1,610,611	$ 53,583,018	$ 87,007,613
Reinvestment of distributions	1,332,408	478,816	49,792,078	24,107,280
Shares redeemed	(2,980,646)	(1,914,780)	(77,608,101)	(102,045,896)
Net increase (decrease)	543,225	174,647	$ 25,766,995	$ 9,068,997
Class B
Shares sold	529,128	504,843	$ 12,513,157	$ 25,728,046
Reinvestment of distributions	339,485	135,516	11,786,924	6,434,106
Shares redeemed	(955,690)	(1,098,735)	(23,571,286)	(55,433,977)
Net increase (decrease)	(87,077)	(458,376)	$ 728,795	$ (23,271,825)
Class C
Shares sold	1,217,008	993,512	$ 28,382,837	$ 51,238,082
Reinvestment of distributions	507,064	161,795	17,726,948	7,736,565
Shares redeemed	(1,425,212)	(820,290)	(35,998,056)	(41,459,377)
Net increase (decrease)	298,860	335,017	$ 10,111,729	$ 17,515,270
Institutional Class
Shares sold	470,080	839,635	$ 12,030,140	$ 44,656,187
Reinvestment of distributions	54,219	25,669	2,044,586	1,318,208
Shares redeemed	(259,760)	(780,213)	(7,126,821)	(46,358,405)
Net increase (decrease)	264,539	85,091	$ 6,947,905	$ (384,010)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-25.68%	-7.72%	-1.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Financial Services

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -25.87%, -26.00%, -26.35% and -26.38%, respectively (excluding sales charges). This performance beat the MSCI® US Investable Market Financials Index, which returned -33.29%, but lagged the S&P 500®. Overweightings in investment banking/brokerage, life/health insurance and reinsurance helped relative to the MSCI index, as did strong stock selection in property/casualty insurance, data processing/outsourced services and diversified banks. Contributors included Fidelity National Financial, a title insurer that benefited as falling interest rates boosted mortgage refinancings, and non-index holding BM&F BOVESPA, the Brazilian stock and futures exchange, which rallied on improved trading volumes. A large overweighting in investment bank Morgan Stanley also helped, as the stock declined less than the index. Stock selection within other diversified financial services, regional banks, thrifts/mortgage finance and retail real estate investment trusts (REITs) hindered performance versus the index. Detractors included CIT Group, a specialized finance company hurt by worse-than-expected credit losses, and KeyCorp, a regional bank that sank after a poorly executed capital offering. CIT was gone from the portfolio before period end.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Advisor Financial Services Fund: For the year ending July 31, 2009, the fund's Institutional Class shares returned -25.68%. This performance beat the MSCI® US Investable Market Financials Index, which returned -33.29%, but lagged the S&P 500®. Overweightings in investment banking/brokerage, life/health insurance and reinsurance helped relative to the MSCI index, as did strong stock selection in property/casualty insurance, data processing/outsourced services and diversified banks. Contributors included Fidelity National Financial, a title insurer that benefited as falling interest rates boosted mortgage refinancings, and non-index holding BM&F BOVESPA, the Brazilian stock and futures exchange, which rallied on improved trading volumes. A large overweighting in investment bank Morgan Stanley also helped, as the stock declined less than the index. Stock selection within other diversified financial services, regional banks, thrifts/mortgage finance and retail real estate investment trusts (REITs) hindered performance versus the index. Detractors included CIT Group, a specialized finance company hurt by worse-than-expected credit losses, and KeyCorp, a regional bank that sank after a poorly executed capital offering. CIT was gone from the portfolio before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.31%
Actual		$ 1,000.00	$ 1,373.20	$ 7.71
Hypothetical A		$ 1,000.00	$ 1,018.30	$ 6.56
Class T	1.58%
Actual		$ 1,000.00	$ 1,371.80	$ 9.29
Hypothetical A		$ 1,000.00	$ 1,016.96	$ 7.90
Class B	2.06%
Actual		$ 1,000.00	$ 1,368.00	$ 12.09
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.29
Class C	2.06%
Actual		$ 1,000.00	$ 1,368.30	$ 12.10
Hypothetical A		$ 1,000.00	$ 1,014.58	$ 10.29
Institutional Class	1.06%
Actual		$ 1,000.00	$ 1,374.50	$ 6.24
Hypothetical A		$ 1,000.00	$ 1,019.54	$ 5.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Financial Services

Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Morgan Stanley	5.1	4.4
Deutsche Bank AG (NY Shares)	4.3	0.0
Genworth Financial, Inc. Class A	4.1	0.0
Goldman Sachs Group, Inc.	4.1	5.1
Euronet Worldwide, Inc.	3.6	0.0
Mizuho Financial Group, Inc.	3.6	0.0
JPMorgan Chase & Co.	3.6	5.7
McGraw-Hill Companies, Inc.	3.5	0.0
China Merchants Bank Co. Ltd. (H Shares)	3.1	0.0
Xinyuan Real Estate Co. Ltd. ADR	3.0	0.3
	38.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Capital Markets	28.9%
Commercial Banks	18.3%
Insurance	16.1%
Diversified Financial Services	10.9%
IT Services	8.6%
All Others*	17.2%

As of January 31, 2009
Capital Markets	27.3%
Insurance	23.6%
Diversified Financial Services	17.5%
Commercial Banks	9.5%
IT Services	4.9%
All Others*	17.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CAPITAL MARKETS - 28.9%
Asset Management & Custody Banks - 11.5%
AllianceBernstein Holding LP	70,800	$ 1,461,312
Bank Sarasin & Co. Ltd.:
rights 9/15/09 (a)	44,316	40,640
Series B (Reg.)	44,316	1,445,200
EFG International (c)	185,392	2,289,968
Franklin Resources, Inc.	31,105	2,758,391
GLG Partners, Inc.	21,100	85,033
Janus Capital Group, Inc.	45,400	620,164
Julius Baer Holding Ltd.	33,161	1,579,465
KKR Private Equity Investors, LP Restricted Depositary Units (a)(d)	17,200	116,960
Legg Mason, Inc. (c)	83,353	2,345,553
T. Rowe Price Group, Inc.	34,025	1,589,308
The Blackstone Group LP	247,400	2,785,724
		17,117,718
Diversified Capital Markets - 4.8%
Credit Suisse Group sponsored ADR	15,400	729,498
Deutsche Bank AG (NY Shares)	99,800	6,477,020
		7,206,518
Investment Banking & Brokerage - 12.6%
GFI Group, Inc.	465,278	3,001,043
Goldman Sachs Group, Inc.	36,900	6,025,770
Lazard Ltd. Class A	29,100	1,076,409
MF Global Ltd. (a)	167,606	1,069,326
Morgan Stanley	268,900	7,663,648
		18,836,196
TOTAL CAPITAL MARKETS		43,160,432
COMMERCIAL BANKS - 18.3%
Diversified Banks - 11.7%
Banco Macro SA sponsored ADR (a)(c)	125,343	2,128,324
BBVA Banco Frances SA sponsored ADR (a)(c)	72,400	338,108
China Citic Bank Corp. Ltd. Class H	3,247,000	2,262,470
China Merchants Bank Co. Ltd. (H Shares)	1,948,500	4,580,949
Mizuho Financial Group, Inc. (c)	2,366,500	5,377,841
U.S. Bancorp, Delaware	62,400	1,273,584
Wells Fargo & Co.	62,100	1,518,966
		17,480,242
Regional Banks - 6.6%
Bank of Hawaii Corp.	25,042	960,862
Cathay General Bancorp (c)	16,988	154,931
Fifth Third Bancorp	50,500	479,750
Glacier Bancorp, Inc. (c)	107,929	1,680,455
Huntington Bancshares, Inc.	93,000	380,370
KeyCorp	636,300	3,677,814
PNC Financial Services Group, Inc.	28,045	1,028,130

	Shares	Value
Umpqua Holdings Corp. (c)	72,584	$ 704,065
Zions Bancorp (c)	59,200	803,936
		9,870,313
TOTAL COMMERCIAL BANKS		27,350,555
CONSUMER FINANCE - 0.7%
Consumer Finance - 0.7%
Capital One Financial Corp.	24,487	751,751
Promise Co. Ltd.	25,300	266,611
		1,018,362
DIVERSIFIED FINANCIAL SERVICES - 10.9%
Other Diversified Financial Services - 7.4%
Bank of America Corp.	285,262	4,219,025
Citigroup, Inc.	472,076	1,496,481
JPMorgan Chase & Co.	138,848	5,366,475
		11,081,981
Specialized Finance - 3.5%
BM&F BOVESPA SA	222,700	1,436,928
CME Group, Inc.	1,470	409,880
JSE Ltd.	20,600	160,579
Moody's Corp.	132,099	3,136,030
		5,143,417
TOTAL DIVERSIFIED FINANCIAL SERVICES		16,225,398
INSURANCE - 16.1%
Insurance Brokers - 0.5%
Arthur J. Gallagher & Co.	22,700	519,830
National Financial Partners Corp.	19,000	142,500
		662,330
Life & Health Insurance - 5.5%
Lincoln National Corp.	91,119	1,930,812
MetLife, Inc.	94,605	3,211,840
Principal Financial Group, Inc.	126,100	2,988,570
Protective Life Corp.	9,000	134,550
		8,265,772
Multi-Line Insurance - 4.6%
Genworth Financial, Inc. Class A	885,085	6,107,087
Hartford Financial Services Group, Inc.	47,900	789,871
		6,896,958
Property & Casualty Insurance - 3.5%
CNA Financial Corp.	92,800	1,582,240
Fidelity National Financial, Inc. Class A	40,796	585,423
United America Indemnity Ltd. Class A (a)	14,200	76,822
XL Capital Ltd. Class A	209,189	2,945,381
		5,189,866
Reinsurance - 2.0%
Everest Re Group Ltd.	20,300	1,628,466
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Reinsurance - continued
Transatlantic Holdings, Inc.	2,100	$ 99,351
Validus Holdings Ltd. (c)	54,500	1,237,150
		2,964,967
TOTAL INSURANCE		23,979,893
INTERNET SOFTWARE & SERVICES - 2.1%
Internet Software & Services - 2.1%
China Finance Online Co. Ltd. ADR (a)	252,815	3,142,490
IT SERVICES - 8.6%
Data Processing & Outsourced Services - 7.7%
CyberSource Corp. (a)	16,853	292,231
Euronet Worldwide, Inc. (a)	257,244	5,412,414
MasterCard, Inc. Class A	4,300	834,329
MoneyGram International, Inc. (a)	551,830	1,236,099
Visa, Inc. Class A	56,300	3,685,398
		11,460,471
IT Consulting & Other Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	39,200	1,159,928
Satyam Computer Services Ltd. sponsored ADR	44,900	226,296
		1,386,224
TOTAL IT SERVICES		12,846,695
MEDIA - 3.5%
Publishing - 3.5%
McGraw-Hill Companies, Inc.	167,147	5,240,058
PROFESSIONAL SERVICES - 0.4%
Research & Consulting Services - 0.4%
First Advantage Corp. Class A (a)	36,831	598,872
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Industrial REITs - 0.1%
ProLogis Trust	11,800	103,722
Mortgage REITs - 0.0%
Chimera Investment Corp.	15,800	56,564
Residential REITs - 0.3%
UDR, Inc.	37,841	395,438
Retail REITs - 0.0%
CBL & Associates Properties, Inc.	8,102	48,126
Developers Diversified Realty Corp.	1,147	6,435
		54,561
TOTAL REAL ESTATE INVESTMENT TRUSTS		610,285
REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.8%
Diversified Real Estate Activities - 0.4%
Mitsubishi Estate Co. Ltd.	38,000	633,400

	Shares	Value
Real Estate Development - 5.4%
Central China Real Estate Ltd.	11,725,000	$ 3,494,874
Xinyuan Real Estate Co. Ltd. ADR (a)(c)	657,952	4,474,074
		7,968,948
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		8,602,348
ROAD & RAIL - 2.5%
Trucking - 2.5%
Arkansas Best Corp.	67,000	1,908,160
Dollar Thrifty Automotive Group, Inc. (a)	115,210	1,906,726
		3,814,886
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	6,600	171,204
THRIFTS & MORTGAGE FINANCE - 0.2%
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	79,900	266,067
TOTAL COMMON STOCKS (Cost $129,519,080)		147,027,545
Money Market Funds - 10.2%

Fidelity Cash Central Fund, 0.37% (e)	1,230,596	1,230,596
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	14,013,335	14,013,335
TOTAL MONEY MARKET FUNDS (Cost $15,243,931)		15,243,931
TOTAL INVESTMENT PORTFOLIO - 108.7% (Cost $144,763,011)		162,271,476
NET OTHER ASSETS - (8.7)%		(12,977,570)
NET ASSETS - 100%		$ 149,293,906
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,960 or 0.1% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 81,244
Fidelity Securities Lending Cash Central Fund	892,645
Total	$ 973,889
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	69.1%
China	6.7%
Cayman Islands	5.4%
Germany	4.3%
Japan	4.2%
Switzerland	4.1%
Bermuda	3.3%
Argentina	1.6%
Brazil	1.0%
Others (individually less than 1%)	0.3%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $55,672,202 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $56,712,899 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $13,162,343) - See accompanying schedule: Unaffiliated issuers (cost $129,519,080)	$ 147,027,545
Fidelity Central Funds (cost $15,243,931)	15,243,931
Total Investments (cost $144,763,011)		$ 162,271,476
Cash		15,783
Foreign currency held at value (cost $2)		2
Receivable for investments sold		2,744,984
Receivable for fund shares sold		511,732
Dividends receivable		36,308
Distributions receivable from Fidelity Central Funds		27,464
Prepaid expenses		688
Other receivables		306
Total assets		165,608,743

Liabilities
Payable for investments purchased	$ 1,870,714
Payable for fund shares redeemed	218,158
Accrued management fee	65,379
Distribution fees payable	59,827
Other affiliated payables	45,204
Other payables and accrued expenses	42,220
Collateral on securities loaned, at value	14,013,335
Total liabilities		16,314,837

Net Assets		$ 149,293,906
Net Assets consist of:
Paid in capital		$ 249,738,210
Undistributed net investment income		1,248,708
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(119,201,760)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,508,748
Net Assets		$ 149,293,906

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,244,752 ÷ 7,160,921 shares)	$ 9.53

Maximum offering price per share (100/94.25 of $9.53)	$ 10.11
Class T: Net Asset Value and redemption price per share ($34,926,732 ÷ 3,670,248 shares)	$ 9.52

Maximum offering price per share (100/96.50 of $9.52)	$ 9.87
Class B: Net Asset Value and offering price per share ($12,476,834 ÷ 1,337,962 shares) A	$ 9.33

Class C: Net Asset Value and offering price per share ($29,848,683 ÷ 3,228,183 shares) A	$ 9.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,796,905 ÷ 391,840 shares)	$ 9.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 3,813,685
Interest		3,096
Income from Fidelity Central Funds (including $892,645 from security lending)		973,889
Total income		4,790,670

Expenses
Management fee	$ 791,277
Transfer agent fees	447,700
Distribution fees	725,190
Accounting and security lending fees	58,144
Custodian fees and expenses	39,474
Independent trustees' compensation	980
Registration fees	63,566
Audit	50,802
Legal	1,422
Miscellaneous	14,361
Total expenses before reductions	2,192,916
Expense reductions	(9,561)	2,183,355
Net investment income (loss)		2,607,315
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(88,890,295)
Investment not meeting investment restrictions	(2,593)
Foreign currency transactions	31,910
Payment from investment advisor for loss on investment not meeting investment restrictions	2,593
Total net realized gain (loss)		(88,858,385)
Change in net unrealized appreciation (depreciation) on: Investment securities	30,047,813
Assets and liabilities in foreign currencies	(40)
Total change in net unrealized appreciation (depreciation)		30,047,773
Net gain (loss)		(58,810,612)
Net increase (decrease) in net assets resulting from operations		$ (56,203,297)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,607,315	$ 3,920,838
Net realized gain (loss)	(88,858,385)	(25,372,931)
Change in net unrealized appreciation (depreciation)	30,047,773	(75,621,214)
Net increase (decrease) in net assets resulting from operations	(56,203,297)	(97,073,307)
Distributions to shareholders from net investment income	(3,219,822)	(2,830,191)
Distributions to shareholders from net realized gain	(320,528)	(22,361,262)
Total distributions	(3,540,350)	(25,191,453)
Share transactions - net increase (decrease)	1,444,825	(845,081)
Redemption fees	13,297	10,552
Total increase (decrease) in net assets	(58,285,525)	(123,099,289)

Net Assets
Beginning of period	207,579,431	330,678,720
End of period (including undistributed net investment income of $1,248,708 and undistributed net investment income of $2,125,111, respectively)	$ 149,293,906	$ 207,579,431

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 21.02	$ 23.34	$ 23.01	$ 22.17
Income from Investment Operations
Net investment income (loss) C	.19	.30	.23	.20	.19
Net realized and unrealized gain (loss)	(3.58)	(6.41)	.92	2.02	2.48
Total from investment operations	(3.39)	(6.11)	1.15	2.22	2.67
Distributions from net investment income	(.24)	(.27)	(.22)	(.26)	(.07)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.63)	(1.76)
Total distributions	(.26)	(1.73)	(3.47) H	(1.89)	(1.83)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.53	$ 13.18	$ 21.02	$ 23.34	$ 23.01
Total Return A,B	(25.87)%	(31.67)%	4.54%	10.32%	12.60%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.21%	1.23%	1.25%	1.26%
Expenses net of fee waivers, if any	1.29%	1.21%	1.23%	1.25%	1.26%
Expenses net of all reductions	1.28%	1.21%	1.22%	1.23%	1.23%
Net investment income (loss)	2.12%	1.75%	1.01%	.87%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,245	$ 90,037	$ 106,722	$ 85,356	$ 68,012
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 20.94	$ 23.26	$ 22.87	$ 22.07
Income from Investment Operations
Net investment income (loss) C	.16	.26	.18	.15	.14
Net realized and unrealized gain (loss)	(3.56)	(6.41)	.91	2.02	2.47
Total from investment operations	(3.40)	(6.15)	1.09	2.17	2.61
Distributions from net investment income	(.20)	(.19)	(.16)	(.15)	(.05)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.63)	(1.76)
Total distributions	(.22)	(1.65)	(3.41) H	(1.78)	(1.81)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.52	$ 13.14	$ 20.94	$ 23.26	$ 22.87
Total Return A,B	(26.00)%	(31.85)%	4.25%	10.11%	12.37%
Ratios to Average Net Assets D,F
Expenses before reductions	1.55%	1.47%	1.46%	1.47%	1.48%
Expenses net of fee waivers, if any	1.55%	1.47%	1.46%	1.47%	1.48%
Expenses net of all reductions	1.54%	1.47%	1.46%	1.46%	1.46%
Net investment income (loss)	1.86%	1.50%	.77%	.65%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,927	$ 53,526	$ 95,426	$ 113,344	$ 128,388
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.85	$ 20.44	$ 22.75	$ 22.33	$ 21.65
Income from Investment Operations
Net investment income (loss) C	.12	.18	.06	.03	.03
Net realized and unrealized gain (loss)	(3.50)	(6.29)	.89	1.97	2.41
Total from investment operations	(3.38)	(6.11)	.95	2.00	2.44
Distributions from net investment income	(.12)	(.04)	(.02)	(.01)	-
Distributions from net realized gain	(.02)	(1.44)	(3.25)	(1.57)	(1.76)
Total distributions	(.14)	(1.48)	(3.26) H	(1.58)	(1.76)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.33	$ 12.85	$ 20.44	$ 22.75	$ 22.33
Total Return A,B	(26.35)%	(32.21)%	3.71%	9.52%	11.78%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.96%	1.98%	1.99%	2.00%
Expenses net of fee waivers, if any	2.04%	1.96%	1.98%	1.99%	2.00%
Expenses net of all reductions	2.03%	1.96%	1.98%	1.98%	1.98%
Net investment income (loss)	1.38%	1.01%	.25%	.13%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,477	$ 20,420	$ 64,837	$ 113,652	$ 145,046
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 20.40	$ 22.74	$ 22.34	$ 21.65
Income from Investment Operations
Net investment income (loss) C	.12	.17	.06	.04	.04
Net realized and unrealized gain (loss)	(3.48)	(6.24)	.90	1.98	2.42
Total from investment operations	(3.36)	(6.07)	.96	2.02	2.46
Distributions from net investment income	(.15)	(.09)	(.05)	(.02)	(.01)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.60)	(1.76)
Total distributions	(.17)	(1.55)	(3.30) H	(1.62)	(1.77)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 9.25	$ 12.78	$ 20.40	$ 22.74	$ 22.34
Total Return A,B	(26.38)%	(32.18)%	3.75%	9.58%	11.88%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.96%	1.94%	1.94%	1.95%
Expenses net of fee waivers, if any	2.04%	1.96%	1.94%	1.94%	1.95%
Expenses net of all reductions	2.03%	1.96%	1.94%	1.93%	1.92%
Net investment income (loss)	1.37%	1.01%	.29%	.18%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,849	$ 37,777	$ 55,219	$ 62,469	$ 72,181
Portfolio turnover rate E	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.38	$ 21.32	$ 23.63	$ 23.29	$ 22.37
Income from Investment Operations
Net investment income (loss) B	.21	.36	.31	.29	.29
Net realized and unrealized gain (loss)	(3.63)	(6.51)	.93	2.05	2.50
Total from investment operations	(3.42)	(6.15)	1.24	2.34	2.79
Distributions from net investment income	(.25)	(.33)	(.30)	(.37)	(.11)
Distributions from net realized gain	(.02)	(1.46)	(3.25)	(1.63)	(1.76)
Total distributions	(.27)	(1.79)	(3.55) G	(2.00)	(1.87)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 9.69	$ 13.38	$ 21.32	$ 23.63	$ 23.29
Total Return A	(25.68)%	(31.47)%	4.88%	10.78%	13.06%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	.93%	.89%	.86%	.86%
Expenses net of fee waivers, if any	1.04%	.93%	.89%	.86%	.86%
Expenses net of all reductions	1.03%	.92%	.88%	.85%	.84%
Net investment income (loss)	2.37%	2.04%	1.34%	1.26%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,797	$ 5,819	$ 8,474	$ 11,892	$ 12,629
Portfolio turnover rate D	269%	48%	53%	33%	61%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Financial Services

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,622,992
Unrealized depreciation	(13,962,815)
Net unrealized appreciation (depreciation)	$ 10,660,177
Undistributed ordinary income	$ 1,280,618
Capital loss carryforward	$ (55,672,202)
Cost for federal income tax purposes	$ 151,611,299

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 3,219,822	$ 3,522,419
Long-term Capital Gains	320,528	21,669,034
Total	$ 3,540,350	$ 25,191,453

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $389,494,837 and $376,625,610, respectively.

The Fund realized a loss of $2,593 on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 156,975	$ 2,652
Class T	.25%	.25%	172,146	1,242
Class B	.75%	.25%	126,814	95,214
Class C	.75%	.25%	269,255	66,998
			$ 725,190	$ 166,106

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,766
Class T	8,548
Class B*	33,196
Class C*	12,567
$ 113,077

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Financial Services

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 198,975.32
Class T	112,385.33
Class B	39,964.31
Class C	85,377.32
Institutional Class	10,999.31
	$ 447,700

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $77,056 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $637 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,561 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 1,698,174	$ 1,429,035
Class T	781,807	833,715
Class B	182,682	103,026
Class C	461,265	241,388
Institutional Class	95,894	223,027
Total	$ 3,219,822	$ 2,830,191
From net realized gain
Class A	$ 139,687	$ 7,599,793
Class T	80,989	6,343,916
Class B	31,565	3,935,726
Class C	60,568	3,829,942
Institutional Class	7,719	651,885
Total	$ 320,528	$ 22,361,262

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,723,908	3,476,462	$ 24,853,928	$ 58,217,275
Reinvestment of distributions	159,397	413,881	1,638,390	8,062,306
Shares redeemed	(2,556,039)	(2,133,725)	(22,026,835)	(36,028,050)
Net increase (decrease)	327,266	1,756,618	$ 4,465,483	$ 30,251,531
Class T
Shares sold	995,392	825,338	$ 8,604,735	$ 13,397,557
Reinvestment of distributions	77,111	344,513	791,775	6,720,713
Shares redeemed	(1,475,806)	(1,652,503)	(12,935,480)	(28,919,771)
Net increase (decrease)	(403,303)	(482,652)	$ (3,538,970)	$ (8,801,501)
Class B
Shares sold	506,058	511,474	$ 4,460,037	$ 8,246,792
Reinvestment of distributions	19,064	187,873	185,301	3,607,784
Shares redeemed	(776,048)	(2,282,248)	(6,568,493)	(40,060,805)
Net increase (decrease)	(250,926)	(1,582,901)	$ (1,923,155)	$ (28,206,229)
Class C
Shares sold	1,273,214	1,114,854	$ 11,448,111	$ 17,550,045
Reinvestment of distributions	43,964	173,040	431,812	3,294,216
Shares redeemed	(1,045,476)	(1,038,077)	(8,677,353)	(17,222,702)
Net increase (decrease)	271,702	249,817	$ 3,202,570	$ 3,621,559
Institutional Class
Shares sold	270,723	1,075,511	$ 2,262,133	$ 20,129,434
Reinvestment of distributions	6,287	36,137	65,572	687,993
Shares redeemed	(320,256)	(1,074,000)	(3,088,808)	(18,527,868)
Net increase (decrease)	(43,246)	37,648	$ (761,103)	$ 2,289,559

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Financial Services

Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-11.19%	3.04%	2.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Health Care

Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -11.37%, -11.65%, -12.07% and -12.09%, respectively (excluding sales charges), narrowly underperforming the MSCI® US Investable Market Health Care Index, which returned -10.73%, but beating the S&P 500®. Early in the period, the economic downturn took its toll on Mosaic and Monsanto, two out-of-benchmark fertilizers/agricultural chemicals stocks, and on Thermo Fisher Scientific, which makes analytical instruments and laboratory equipment. We sold our positions in Mosaic and Thermo Fisher. Underweightings in pharmaceuticals heavyweights Johnson & Johnson and Pfizer hurt during the flight to quality that followed the downturn. An out-of-benchmark investment in Switzerland-based Alcon, a maker of eye-care products, also detracted, and we sold this position. The fund's foreign holdings disappointed, overall, hampered in part by currency fluctuations. Some of the fund's losses were recouped later in the period. We benefited from good stock picking in the pharmaceuticals industry, including overweightings in Wyeth and Schering-Plough, which were acquired; an underweighting in Abbott Laboratories, which lost ground; and an out-of-benchmark investment in Teva Pharmaceutical, a maker of generic drugs. Our investments in Genentech, a biotech firm that was acquired, and in pharmacy benefits manager Medco Health Solutions also boosted relative performance.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Advisor Health Care Fund: For the 12 months ending July 31, 2009, the fund's Institutional Class shares returned -11.19%, narrowly underperforming the MSCI® US Investable Market Health Care Index, which returned -10.73%, but beating the S&P 500®. Early in the period, the economic downturn took its toll on Mosaic and Monsanto, two out-of-benchmark fertilizers/agricultural chemicals stocks, and on Thermo Fisher Scientific, which makes analytical instruments and laboratory equipment. We sold our positions in Mosaic and Thermo Fisher. Underweightings in pharmaceuticals heavyweights Johnson & Johnson and Pfizer hurt during the defensive flight to quality that followed the downturn. An out-of-benchmark investment in Switzerland-based Alcon, a maker of eye-care products, also detracted, and we sold this position. The fund's foreign holdings disappointed overall, hampered in part by currency fluctuations. Some of the fund's losses were recouped later in the period. We benefited from good stock picking in the pharmaceuticals industry, including overweightings in Wyeth and Schering-Plough, which were acquired; an underweighting in Abbott Laboratories, which lost ground; and an out-of-benchmark investment in Teva Pharmaceutical, a maker of generic drugs. Our investments in Genentech, a biotech firm that was acquired, and in pharmacy benefits manager Medco Health Solutions also boosted relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,150.20	$ 6.61
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.51%
Actual		$ 1,000.00	$ 1,148.70	$ 8.04
Hypothetical A		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	1.99%
Actual		$ 1,000.00	$ 1,145.60	$ 10.59
HypotheticalA		$ 1,000.00	$ 1,014.93	$ 9.94
Class C	2.00%
Actual		$ 1,000.00	$ 1,145.10	$ 10.64
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,151.60	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Health Care

Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.6	6.5
Covidien PLC	5.5	4.4
Allergan, Inc.	5.3	1.7
Medco Health Solutions, Inc.	5.1	5.3
Amgen, Inc.	4.9	3.4
Merck & Co., Inc.	4.7	6.4
Express Scripts, Inc.	4.0	2.4
Baxter International, Inc.	3.6	4.7
Illumina, Inc.	3.0	1.1
CIGNA Corp.	3.0	0.0
	46.7
Top Industries (% of fund's net assets)
As of July 31, 2009
Pharmaceuticals	25.4%
Health Care Equipment & Supplies	23.3%
Health Care Providers & Services	21.3%
Biotechnology	14.4%
Life Sciences Tools & Services	10.7%
All Others*	4.9%

As of January 31, 2009
Pharmaceuticals	35.4%
Biotechnology	20.6%
Health Care Providers & Services	20.4%
Health Care Equipment & Supplies	18.0%
Life Sciences Tools & Services	2.9%
All Others*	2.7%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
BIOTECHNOLOGY - 14.4%
Biotechnology - 14.4%
Alexion Pharmaceuticals, Inc. (a)	68,312	$ 3,009,144
Alnylam Pharmaceuticals, Inc. (a)	52,137	1,213,228
Amgen, Inc. (a)	308,312	19,210,921
Biogen Idec, Inc. (a)	175,479	8,344,026
BioMarin Pharmaceutical, Inc. (a)	192,767	3,163,306
Dendreon Corp. (a)	38,700	936,927
Genzyme Corp. (a)	18,500	959,965
Gilead Sciences, Inc. (a)	122,811	6,009,142
GTx, Inc. (a)(c)	49,917	525,127
Human Genome Sciences, Inc. (a)	11,900	170,170
ImmunoGen, Inc. (a)	6,700	58,223
Micromet, Inc. (a)	30,900	198,687
Momenta Pharmaceuticals, Inc. (a)(c)	54,305	589,209
Myriad Genetics, Inc. (a)	101,341	2,778,770
OncoGenex Pharmaceuticals, Inc. (a)	23,098	674,000
OSI Pharmaceuticals, Inc. (a)	63,000	2,128,770
Targacept, Inc. (a)	5,000	53,650
Theravance, Inc. (a)	82,913	1,251,986
United Therapeutics Corp. (a)	51,200	4,742,144
		56,017,395
CHEMICALS - 0.7%
Fertilizers & Agricultural Chemicals - 0.7%
Monsanto Co.	32,900	2,763,600
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. Class A (a)	252,255	925,776
Stewart Enterprises, Inc. Class A	186,543	912,195
		1,837,971
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc.	92,100	2,138,562
FOOD & STAPLES RETAILING - 1.0%
Drug Retail - 1.0%
CVS Caremark Corp.	112,653	3,771,622
HEALTH CARE EQUIPMENT & SUPPLIES - 23.3%
Health Care Equipment - 19.2%
Abiomed, Inc. (a)	154,409	1,165,788
Baxter International, Inc.	248,076	13,984,044
Boston Scientific Corp. (a)	706,042	7,582,891
C.R. Bard, Inc.	136,131	10,015,158
Conceptus, Inc. (a)	96,217	1,615,483
Covidien PLC	564,145	21,330,322
Edwards Lifesciences Corp. (a)	71,686	4,688,981
Electro-Optical Sciences, Inc.:
warrants 11/2/11 (a)(f)	60,018	217,950
warrants 8/2/12 (a)(f)	16,500	62,672

	Shares	Value
ev3, Inc. (a)	170,583	$ 2,093,053
HeartWare International, Inc. unit (a)	668,258	435,914
Kinetic Concepts, Inc. (a)	31,200	986,544
Masimo Corp. (a)	32,592	796,874
Micrus Endovascular Corp. (a)	136,736	1,231,991
Nobel Biocare Holding AG (Switzerland)	89,747	2,131,455
NuVasive, Inc. (a)	68,000	2,814,520
Orthofix International NV (a)	37,017	1,031,294
St. Jude Medical, Inc. (a)	61,600	2,322,936
William Demant Holding AS (a)	1,600	95,236
		74,603,106
Health Care Supplies - 4.1%
Align Technology, Inc. (a)(c)	84,648	923,510
Cooper Companies, Inc.	153,811	4,220,574
InfuSystems Holdings, Inc. (a)	453,700	1,134,250
InfuSystems Holdings, Inc. warrants 4/11/11 (a)	41,900	2,095
Inverness Medical Innovations, Inc. (a)	211,080	7,102,842
Quidel Corp. (a)	82,529	1,232,158
RTI Biologics, Inc. (a)	283,750	1,257,013
		15,872,442
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		90,475,548
HEALTH CARE PROVIDERS & SERVICES - 21.3%
Health Care Distributors & Services - 1.8%
Henry Schein, Inc. (a)	103,403	5,312,846
Profarma Distribuidora de Produtos Farmaceuticos SA (a)	214,800	1,554,019
		6,866,865
Health Care Facilities - 2.1%
Hanger Orthopedic Group, Inc. (a)	155,165	2,128,864
Health Management Associates, Inc. Class A (a)	461,400	2,782,242
Universal Health Services, Inc. Class B	61,359	3,412,174
		8,323,280
Health Care Services - 10.2%
Express Scripts, Inc. (a)	225,026	15,760,821
Fresenius Medical Care AG & Co. KGaA sponsored ADR	40,600	1,863,134
Genoptix, Inc. (a)	22,700	710,737
Health Grades, Inc. (a)	301,898	1,443,072
Medco Health Solutions, Inc. (a)	374,915	19,818,007
		39,595,771
Managed Health Care - 7.2%
Aetna, Inc.	76,900	2,073,993
CIGNA Corp.	408,200	11,592,880
Health Net, Inc. (a)	128,100	1,733,193
Humana, Inc. (a)	152,379	5,005,650
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
UnitedHealth Group, Inc.	161,169	$ 4,522,402
WellPoint, Inc. (a)	58,300	3,068,912
		27,997,030
TOTAL HEALTH CARE PROVIDERS & SERVICES		82,782,946
HEALTH CARE TECHNOLOGY - 0.8%
Health Care Technology - 0.8%
Allscripts-Misys Healthcare Solutions, Inc.	78,027	1,344,405
Cerner Corp. (a)(c)	15,427	1,003,989
MedAssets, Inc. (a)	31,114	581,210
		2,929,604
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
WebMD Health Corp. Class A (a)	46,757	1,562,151
LIFE SCIENCES TOOLS & SERVICES - 10.7%
Life Sciences Tools & Services - 10.7%
Bruker BioSciences Corp. (a)	210,704	2,119,682
Illumina, Inc. (a)	321,284	11,611,204
Life Technologies Corp. (a)	201,119	9,156,948
Millipore Corp. (a)	31,500	2,192,400
PerkinElmer, Inc.	150,800	2,658,604
QIAGEN NV (a)	423,171	8,023,322
Waters Corp. (a)	117,706	5,914,727
		41,676,887
PHARMACEUTICALS - 25.1%
Pharmaceuticals - 25.1%
Abbott Laboratories	105,763	4,758,277
Allergan, Inc.	380,763	20,344,167
Ardea Biosciences, Inc. (a)	58,800	1,145,424
Auxilium Pharmaceuticals, Inc. (a)	21,400	661,902
Cadence Pharmaceuticals, Inc. (a)	136,986	1,657,531
Cardiome Pharma Corp. (a)	156,000	650,151
Johnson & Johnson	46,109	2,807,577
King Pharmaceuticals, Inc. (a)	423,100	3,837,517
Merck & Co., Inc.	610,551	18,322,636
Optimer Pharmaceuticals, Inc. (a)	83,562	1,177,389
Pfizer, Inc.	1,859,221	29,617,393
Piramal Healthcare Ltd.	61,392	401,728
Pronova BioPharma ASA (a)	253,100	788,364
Roche Holding AG (participation certificate)	22,966	3,621,177
Teva Pharmaceutical Industries Ltd. sponsored ADR	125,882	6,714,546
XenoPort, Inc. (a)	46,791	950,325
		97,456,104
TOTAL COMMON STOCKS (Cost $350,331,398)		383,412,390
Nonconvertible Bonds - 0.3%
	Principal Amount	Value
PHARMACEUTICALS - 0.3%
Pharmaceuticals - 0.3%
Elan Finance PLC/Elan Finance Corp. 4.8831% 11/15/11 (d) (Cost $866,072)	$ 1,100,000	$ 1,045,000
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.37% (e)	3,717,248	3,717,248
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(e)	2,289,750	2,289,750
TOTAL MONEY MARKET FUNDS (Cost $6,006,998)		6,006,998
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $357,204,468)		390,464,388
NET OTHER ASSETS - (0.5)%		(1,967,478)
NET ASSETS - 100%		$ 388,496,910
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $280,622 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 6
Electro-Optical Sciences, Inc. warrants 8/2/12	8/1/07	$ 17
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 74,419
Fidelity Securities Lending Cash Central Fund	175,315
Total	$ 249,734
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,837,971	$ 1,837,971	$ -	$ -
Consumer Staples	3,771,622	3,771,622	-	-
Health Care	371,338,484	371,057,862	280,622	-
Information Technology	3,700,713	3,700,713	-	-
Materials	2,763,600	2,763,600	-	-
Corporate Bonds	1,045,000	-	1,045,000	-
Money Market Funds	6,006,998	6,006,998	-	-
Total Investments in Securities	$ 390,464,388	$ 389,138,766	$ 1,325,622	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.6%
Ireland	5.8%
Netherlands	2.1%
Israel	1.7%
Switzerland	1.4%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $30,833,729 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $34,215,799 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $2,191,377) - See accompanying schedule: Unaffiliated issuers (cost $351,197,470)	$ 384,457,390
Fidelity Central Funds (cost $6,006,998)	6,006,998
Total Investments (cost $357,204,468)		$ 390,464,388
Cash		17,869
Foreign currency held at value (cost $7,193)		7,247
Receivable for investments sold		7,850,744
Receivable for fund shares sold		155,936
Dividends receivable		207,481
Interest receivable		11,191
Distributions receivable from Fidelity Central Funds		4,573
Prepaid expenses		1,751
Other receivables		35,737
Total assets		398,756,917

Liabilities
Payable for investments purchased	$ 6,770,664
Payable for fund shares redeemed	715,137
Accrued management fee	173,797
Distribution fees payable	150,930
Other affiliated payables	116,855
Other payables and accrued expenses	42,874
Collateral on securities loaned, at value	2,289,750
Total liabilities		10,260,007

Net Assets		$ 388,496,910
Net Assets consist of:
Paid in capital		$ 429,184,577
Undistributed net investment income		43,822
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,985,169)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,253,680
Net Assets		$ 388,496,910

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($177,889,969 ÷ 10,373,850 shares)	$ 17.15

Maximum offering price per share (100/94.25 of $17.15)	$ 18.20
Class T: Net Asset Value and redemption price per share ($103,771,912 ÷ 6,217,297 shares)	$ 16.69

Maximum offering price per share (100/96.50 of $16.69)	$ 17.30
Class B: Net Asset Value and offering price per share ($29,380,641 ÷ 1,866,452 shares) A	$ 15.74

Class C: Net Asset Value and offering price per share ($64,002,225 ÷ 4,075,838 shares) A	$ 15.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,452,163 ÷ 756,564 shares)	$ 17.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 4,826,076
Interest		142,746
Income from Fidelity Central Funds		249,734
Total income		5,218,556

Expenses
Management fee	$ 2,196,970
Transfer agent fees	1,253,984
Distribution fees	1,938,962
Accounting and security lending fees	154,294
Custodian fees and expenses	65,068
Independent trustees' compensation	2,709
Registration fees	65,946
Audit	61,185
Legal	3,101
Miscellaneous	31,275
Total expenses before reductions	5,773,494
Expense reductions	(8,456)	5,765,038
Net investment income (loss)		(546,482)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(71,886,398)
Foreign currency transactions	(94,820)
Total net realized gain (loss)		(71,981,218)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,793,021
Assets and liabilities in foreign currencies	(3,343)
Total change in net unrealized appreciation (depreciation)		3,789,678
Net gain (loss)		(68,191,540)
Net increase (decrease) in net assets resulting from operations		$ (68,738,022)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (546,482)	$ (2,555,905)
Net realized gain (loss)	(71,981,218)	27,558,745
Change in net unrealized appreciation (depreciation)	3,789,678	(58,670,581)
Net increase (decrease) in net assets resulting from operations	(68,738,022)	(33,667,741)
Distributions to shareholders from net realized gain	(9,966,416)	(58,232,148)
Share transactions - net increase (decrease)	(54,481,101)	(48,796,453)
Redemption fees	10,268	7,557
Total increase (decrease) in net assets	(133,175,271)	(140,688,785)

Net Assets
Beginning of period	521,672,181	662,360,966
End of period (including undistributed net investment income of $43,822 and accumulated net investment loss of $71, respectively)	$ 388,496,910	$ 521,672,181

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.72	$ 22.90	$ 23.77	$ 22.94	$ 18.91
Income from Investment Operations
Net investment income (loss) C	.02	(.03)	(.03)	(.09)	(.05)
Net realized and unrealized gain (loss)	(2.22)	(1.08)	1.91	.96	4.08
Total from investment operations	(2.20)	(1.11)	1.88	.87	4.03
Distributions from net realized gain	(.37)	(2.07)	(2.75)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 17.15	$ 19.72	$ 22.90	$ 23.77	$ 22.94
Total Return A,B	(11.37)%	(5.64)%	8.54%	3.79%	21.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.20%	1.22%	1.25%	1.28%
Expenses net of fee waivers, if any	1.23%	1.20%	1.22%	1.25%	1.28%
Expenses net of all reductions	1.23%	1.19%	1.21%	1.21%	1.26%
Net investment income (loss)	.11%	(.13)%	(.14)%	(.38)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 177,890	$ 220,888	$ 234,656	$ 199,221	$ 139,158
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.26	$ 22.39	$ 23.26	$ 22.50	$ 18.60
Income from Investment Operations
Net investment income (loss) C	(.02)	(.08)	(.09)	(.15)	(.09)
Net realized and unrealized gain (loss)	(2.18)	(1.06)	1.87	.95	3.99
Total from investment operations	(2.20)	(1.14)	1.78	.80	3.90
Distributions from net realized gain	(.37)	(1.99)	(2.65)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 16.69	$ 19.26	$ 22.39	$ 23.26	$ 22.50
Total Return A,B	(11.65)%	(5.86)%	8.25%	3.55%	20.97%
Ratios to Average Net Assets D,F
Expenses before reductions	1.49%	1.46%	1.48%	1.50%	1.53%
Expenses net of fee waivers, if any	1.49%	1.46%	1.48%	1.50%	1.53%
Expenses net of all reductions	1.49%	1.45%	1.47%	1.47%	1.51%
Net investment income (loss)	(.15)%	(.40)%	(.40)%	(.63)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,772	$ 143,237	$ 186,628	$ 218,280	$ 243,353
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.27	$ 21.29	$ 22.17	$ 21.55	$ 17.91
Income from Investment Operations
Net investment income (loss) C	(.09)	(.18)	(.20)	(.25)	(.19)
Net realized and unrealized gain (loss)	(2.07)	(.99)	1.79	.91	3.83
Total from investment operations	(2.16)	(1.17)	1.59	.66	3.64
Distributions from net realized gain	(.37)	(1.85)	(2.47)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.74	$ 18.27	$ 21.29	$ 22.17	$ 21.55
Total Return A,B	(12.07)%	(6.30)%	7.66%	3.06%	20.32%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.95%	1.99%	2.01%	2.04%
Expenses net of fee waivers, if any	1.98%	1.95%	1.99%	2.01%	2.04%
Expenses net of all reductions	1.98%	1.94%	1.98%	1.98%	2.01%
Net investment income (loss)	(.64)%	(.89)%	(.91)%	(1.14)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,381	$ 55,589	$ 113,384	$ 180,364	$ 266,319
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.23	$ 21.29	$ 22.24	$ 21.61	$ 17.94
Income from Investment Operations
Net investment income (loss) C	(.09)	(.17)	(.19)	(.24)	(.17)
Net realized and unrealized gain (loss)	(2.07)	(1.00)	1.79	.91	3.84
Total from investment operations	(2.16)	(1.17)	1.60	.67	3.67
Distributions from net realized gain	(.37)	(1.89)	(2.55)	(.04)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 15.70	$ 18.23	$ 21.29	$ 22.24	$ 21.61
Total Return A,B	(12.09)%	(6.31)%	7.75%	3.10%	20.46%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.94%	1.94%	1.94%	1.97%
Expenses net of fee waivers, if any	1.98%	1.94%	1.94%	1.94%	1.97%
Expenses net of all reductions	1.98%	1.94%	1.93%	1.91%	1.94%
Net investment income (loss)	(.64)%	(.88)%	(.86)%	(1.07)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,002	$ 83,133	$ 105,519	$ 115,644	$ 131,277
Portfolio turnover rate E	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.39	$ 23.62	$ 24.43	$ 23.48	$ 19.28
Income from Investment Operations
Net investment income (loss) B	.06	.03	.05	- F	.04
Net realized and unrealized gain (loss)	(2.30)	(1.12)	1.96	.99	4.16
Total from investment operations	(2.24)	(1.09)	2.01	.99	4.20
Distributions from net realized gain	(.37)	(2.14)	(2.82)	(.04)	-
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 17.78	$ 20.39	$ 23.62	$ 24.43	$ 23.48
Total Return A	(11.19)%	(5.36)%	8.90%	4.21%	21.78%
Ratios to Average Net Assets C,E
Expenses before reductions	.98%	.93%	.88%	.86%	.88%
Expenses net of fee waivers, if any	.98%	.93%	.88%	.86%	.88%
Expenses net of all reductions	.98%	.92%	.87%	.83%	.85%
Net investment income (loss)	.36%	.14%	.19%	.01%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,452	$ 18,825	$ 22,174	$ 20,652	$ 19,698
Portfolio turnover rate D	172%	134%	141%	99%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 42,847,538
Unrealized depreciation	(18,485,678)
Net unrealized appreciation (depreciation)	$ 24,361,860
Capital loss carryforward	$ (30,833,729)
Cost for federal income tax purposes	$ 366,102,528

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ -	$ 10,044,071
Long-term Capital Gains	9,966,416	48,188,077
Total	$ 9,966,416	$ 58,232,148

Health Care

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $672,225,886 and $733,888,669, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 430,420	$ 9,614
Class T	.25%	.25%	528,384	4,392
Class B	.75%	.25%	350,642	263,466
Class C	.75%	.25%	629,516	30,301
			$ 1,938,962	$ 307,773

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,912
Class T	13,756
Class B*	59,931
Class C*	2,458
$ 104,057

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 549,723.32
Class T	348,327.33
Class B	111,218.32
Class C	201,410.32
Institutional Class	43,306.32
	$ 1,253,984

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,748 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,797 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $175,315.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,419 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 35
Institutional Class	2
$ 37

Health Care

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net realized gain
Class A	$ 4,165,896	$ 21,294,782
Class T	2,716,500	16,323,384
Class B	1,072,948	9,098,884
Class C	1,667,891	9,241,641
Institutional Class	343,181	2,273,457
Total	$ 9,966,416	$ 58,232,148

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,119,806	3,081,992	$ 33,600,941	$ 65,718,810
Reinvestment of distributions	190,190	845,716	3,682,080	18,561,495
Shares redeemed	(3,135,479)	(2,977,484)	(48,422,714)	(63,109,379)
Net increase (decrease)	(825,483)	950,224	$ (11,139,693)	$ 21,170,926
Class T
Shares sold	602,296	746,344	$ 9,206,132	$ 15,578,653
Reinvestment of distributions	135,003	718,829	2,550,205	15,418,473
Shares redeemed	(1,958,228)	(2,364,110)	(29,483,941)	(48,580,585)
Net increase (decrease)	(1,220,929)	(898,937)	$ (17,727,604)	$ (17,583,459)
Class B
Shares sold	212,561	261,619	$ 3,135,162	$ 5,241,565
Reinvestment of distributions	53,957	400,851	965,289	8,175,269
Shares redeemed	(1,442,718)	(2,945,003)	(20,918,367)	(58,341,596)
Net increase (decrease)	(1,176,200)	(2,282,533)	$ (16,817,916)	$ (44,924,762)
Class C
Shares sold	511,934	383,741	$ 7,440,670	$ 7,630,409
Reinvestment of distributions	74,490	358,758	1,329,646	7,307,934
Shares redeemed	(1,071,755)	(1,138,609)	(15,223,014)	(22,157,508)
Net increase (decrease)	(485,331)	(396,110)	$ (6,452,698)	$ (7,219,165)
Institutional Class
Shares sold	260,510	423,102	$ 4,409,032	$ 9,559,061
Reinvestment of distributions	12,578	64,316	251,944	1,455,613
Shares redeemed	(439,916)	(503,017)	(7,004,166)	(11,254,667)
Net increase (decrease)	(166,828)	(15,599)	$ (2,343,190)	$ (239,993)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-22.31%	4.92%	5.70%

A Prior to October 1, 2006, Advisor Industrials operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned -22.49%, -22.68%, -23.10% and -23.09%, respectively (excluding sales charges), topping the -30.10% mark of the MSCI® US Investable Market Industrials Index but trailing the S&P 500®. Versus the MSCI index, the fund benefited from an underweighting and favorable stock picking in industrial conglomerates. Stock selection in the tires and rubber group also helped our results, as did a combination of rewarding stock and industry positioning in aerospace and defense, electrical components and equipment, and air freight and logistics. Further, a modest cash position was timely when the market was declining. Major index component General Electric was our top contributor due to the fund's large underweighting in that poorly performing stock. As the financial crisis worsened, I became increasingly concerned about the exposure of GE's finance division to the rising rate of defaults among its commercial borrowers. I'll also mention Goodyear Tire and Rubber, an out-of-index holding, and package carrier United Parcel Service, both of which helped our results. In the case of Ingersoll-Rand, a maker of commercial air conditioning and climate control systems, avoiding a lot of the steep decline that occurred in October 2008 and increasing the position near the stock's lows accounted for much of the fund's outperformance. Home improvement and building products supplier Masco further bolstered performance. Conversely, a beneficial overweighting in heavy electrical equipment was outweighed by poor stock selection in the group. Weak stock and market selection in industrial machinery hampered performance as well, as did the fund's foreign holdings, which were hurt in part by currency movements. At the stock level, not owning industrial conglomerate 3M worked against us when the market was falling, although I established a position in the stock when it got too cheap to resist and our holdings returned about 58% during the period. Denmark-based Vestas Wind Systems, which had aided the fund's results in prior periods, was a drag on performance this time around. Construction and engineering holding Shaw Group was hurt by the weaker outlook for energy-related projects. Similar comments apply to industrial equipment maker SPX, which derives a significant portion of its revenues from projects for energy companies. Vestas, Shaw Group and SPX were sold during the period.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund: During the past year, the fund's Institutional Class shares returned -22.31%, topping the -30.10% mark of the MSCI® US Investable Market Industrials Index but trailing the S&P 500®. Versus the MSCI index, the fund benefited from an underweighting and favorable stock picking in industrial conglomerates. Stock selection in the tires and rubber group also helped our results, as did a combination of rewarding stock and industry positioning in aerospace and defense, electrical components and equipment, and air freight and logistics. Further, a modest cash position was timely when the market was declining. Major index component General Electric was our top contributor due to the fund's large underweighting in that poorly performing stock. As the financial crisis worsened, I became increasingly concerned about the exposure of GE's finance division to the rising rate of defaults among its commercial borrowers. I'll also mention Goodyear Tire and Rubber, an out-of-index holding, and package carrier United Parcel Service, both of which helped our results. In the case of Ingersoll-Rand, a maker of commercial air conditioning and climate control systems, avoiding a lot of the steep decline that occurred in October 2008 and increasing the position near the stock's lows accounted for much of the fund's outperformance. Home improvement and building products supplier Masco further aided performance. Conversely, a beneficial overweighting in heavy electrical equipment was outweighed by poor stock selection in the group. Weak stock and market selection in industrial machinery hampered performance as well, as did the fund's foreign holdings, which were hurt in part by currency movements. At the stock level, not owning industrial conglomerate 3M worked against us when the market was falling, although I established a position in the stock when it got too cheap to resist and our holdings returned about 58% during the period. Denmark-based Vestas Wind Systems, which had aided the fund's results in prior periods, was a drag on performance this time around. Construction and engineering holding Shaw Group was hurt by the weaker outlook for energy-related projects. Similar comments apply to industrial equipment maker SPX, which derives a significant portion of its revenues from projects for energy companies. Vestas, Shaw Group and SPX were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials

Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,318.00	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.51%
Actual		$ 1,000.00	$ 1,316.50	$ 8.67
HypotheticalA		$ 1,000.00	$ 1,017.31	$ 7.55
Class B	2.00%
Actual		$ 1,000.00	$ 1,313.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,313.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,320.00	$ 5.58
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	5.6	6.9
Union Pacific Corp.	5.0	4.0
Honeywell International, Inc.	4.6	6.4
General Electric Co.	4.4	1.7
Cummins, Inc.	3.2	3.3
Danaher Corp.	3.1	4.0
3M Co.	3.1	0.0
Lockheed Martin Corp.	2.8	3.9
Ingersoll-Rand Co. Ltd.	2.6	0.8
Masco Corp.	2.6	1.5
	37.0
Top Industries (% of fund's net assets)
As of July 31, 2009
Aerospace & Defense	19.0%
Machinery	18.5%
Road & Rail	14.0%
Industrial Conglomerates	10.3%
Electrical Equipment	8.8%
All Others*	29.4%

As of January 31, 2009
Aerospace & Defense	28.6%
Machinery	18.4%
Electrical Equipment	10.5%
Road & Rail	9.1%
Industrial Conglomerates	7.8%
All Others*	25.6%

* Includes short-term investments and net other assets.

Industrials

Advisor Industrials Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
AEROSPACE & DEFENSE - 19.0%
Aerospace & Defense - 19.0%
BE Aerospace, Inc. (a)	76,400	$ 1,234,624
Goodrich Corp.	59,200	3,040,512
Honeywell International, Inc.	340,300	11,808,410
Lockheed Martin Corp.	95,800	7,162,008
Precision Castparts Corp.	64,900	5,179,669
Raytheon Co.	106,900	5,018,955
Spirit AeroSystems Holdings, Inc. Class A (a)	48,000	624,480
United Technologies Corp.	263,400	14,347,397
		48,416,055
AIR FREIGHT & LOGISTICS - 4.8%
Air Freight & Logistics - 4.8%
C.H. Robinson Worldwide, Inc.	39,400	2,148,482
FedEx Corp.	85,200	5,779,968
United Parcel Service, Inc. Class B	79,300	4,260,789
		12,189,239
AUTO COMPONENTS - 5.7%
Auto Parts & Equipment - 3.1%
BorgWarner, Inc.	36,300	1,204,797
Johnson Controls, Inc.	251,700	6,513,996
WABCO Holdings, Inc.	12,000	228,120
		7,946,913
Tires & Rubber - 2.6%
The Goodyear Tire & Rubber Co. (a)	380,900	6,482,918
TOTAL AUTO COMPONENTS		14,429,831
BUILDING PRODUCTS - 3.4%
Building Products - 3.4%
Masco Corp.	476,600	6,639,038
Owens Corning (a)	115,261	2,118,497
		8,757,535
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
W.R. Grace & Co. (a)	160,900	2,675,767
COMMERCIAL SERVICES & SUPPLIES - 4.8%
Commercial Printing - 0.9%
R.R. Donnelley & Sons Co.	168,200	2,337,980
Diversified Support Services - 0.9%
Cintas Corp.	84,900	2,137,782
Environmental & Facility Services - 1.9%
Casella Waste Systems, Inc. Class A (a)	240,947	665,014
Clean Harbors, Inc. (a)	15,600	813,852
Republic Services, Inc.	125,760	3,345,216
		4,824,082
Office Services & Supplies - 0.5%
United Stationers, Inc. (a)	29,000	1,346,180

	Shares	Value
Security & Alarm Services - 0.6%
The Brink's Co.	56,900	$ 1,544,835
TOTAL COMMERCIAL SERVICES & SUPPLIES		12,190,859
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Eagle Materials, Inc.	25,500	696,150
Vulcan Materials Co. (d)	14,500	688,460
		1,384,610
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Brinks Home Security Holdings, Inc. (a)	26,710	796,492
ELECTRICAL EQUIPMENT - 8.8%
Electrical Components & Equipment - 8.8%
Acuity Brands, Inc. (d)	54,542	1,609,534
AMETEK, Inc.	151,500	4,902,540
Cooper Industries Ltd. Class A	72,700	2,395,465
Emerson Electric Co.	48,720	1,772,434
Ener1, Inc. (a)(d)	120,173	766,704
Regal-Beloit Corp.	92,504	4,288,485
Rockwell Automation, Inc.	133,100	5,511,671
Sunpower Corp. Class B (a)	39,900	1,089,270
		22,336,103
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Manufacturing Services - 0.5%
Tyco Electronics Ltd.	59,800	1,283,906
HOUSEHOLD DURABLES - 1.5%
Homebuilding - 0.3%
Centex Corp.	73,300	799,703
Household Appliances - 1.2%
Black & Decker Corp.	78,500	2,951,600
TOTAL HOUSEHOLD DURABLES		3,751,303
INDUSTRIAL CONGLOMERATES - 10.3%
Industrial Conglomerates - 10.3%
3M Co.	112,600	7,940,552
Carlisle Companies, Inc.	36,057	1,129,666
General Electric Co.	825,946	11,067,676
Textron, Inc.	128,000	1,720,320
Tyco International Ltd.	146,725	4,434,030
		26,292,244
MACHINERY - 18.5%
Construction & Farm Machinery & Heavy Trucks - 10.6%
Caterpillar, Inc.	18,100	797,486
Cummins, Inc.	192,332	8,272,199
Deere & Co.	116,500	5,095,710
Navistar International Corp. (a)	150,988	5,970,066
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
PACCAR, Inc.	158,500	$ 5,492,025
Toro Co. (d)	42,071	1,458,181
		27,085,667
Industrial Machinery - 7.9%
Altra Holdings, Inc. (a)	84,400	741,876
Blount International, Inc. (a)	73,701	685,419
Danaher Corp.	131,500	8,053,060
Graco, Inc.	49,700	1,229,578
Ingersoll-Rand Co. Ltd.	230,000	6,642,400
Parker Hannifin Corp.	61,800	2,736,504
		20,088,837
TOTAL MACHINERY		47,174,504
MARINE - 0.3%
Marine - 0.3%
Ultrapetrol (Bahamas) Ltd. (a)	175,033	789,399
PROFESSIONAL SERVICES - 2.0%
Human Resource & Employment Services - 1.2%
Manpower, Inc.	61,000	2,924,950
Research & Consulting Services - 0.8%
Equifax, Inc.	82,307	2,144,097
TOTAL PROFESSIONAL SERVICES		5,069,047
ROAD & RAIL - 14.0%
Railroads - 9.6%
CSX Corp.	134,600	5,400,152
Genesee & Wyoming, Inc. Class A (a)	27,000	736,830
Norfolk Southern Corp.	125,810	5,441,283
Union Pacific Corp.	223,000	12,826,960
		24,405,225
Trucking - 4.4%
Con-way, Inc.	94,900	4,322,695
Hertz Global Holdings, Inc. (a)	147,600	1,393,344
Ryder System, Inc.	136,278	4,787,446
Saia, Inc. (a)	42,816	773,257
		11,276,742
TOTAL ROAD & RAIL		35,681,967

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 3.1%
Trading Companies & Distributors - 3.1%
Fastenal Co. (d)	46,400	$ 1,650,448
Interline Brands, Inc. (a)	115,691	1,958,649
Rush Enterprises, Inc. Class A (a)	327,657	4,292,307
		7,901,404
TRANSPORTATION INFRASTRUCTURE - 0.4%
Marine Ports & Services - 0.4%
Aegean Marine Petroleum Network, Inc.	52,800	897,600
TOTAL COMMON STOCKS (Cost $246,887,220)		252,017,865
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.37% (b)	5,685,313	5,685,313
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	5,409,403	5,409,403
TOTAL MONEY MARKET FUNDS (Cost $11,094,716)		11,094,716
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $257,981,936)		263,112,581
NET OTHER ASSETS - (3.3)%		(8,362,526)
NET ASSETS - 100%		$ 254,750,055
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,362
Fidelity Securities Lending Cash Central Fund	194,854
Total	$ 284,216
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,977,626	$ 18,977,626	$ -	$ -
Industrials	227,695,956	227,695,956	-	-
Information Technology	1,283,906	1,283,906	-	-
Materials	4,060,377	4,060,377	-	-
Money Market Funds	11,094,716	11,094,716	-	-
Total Investments in Securities:	$ 263,112,581	$ 263,112,581	$ -	$ -
The following is a reconciliation of Investments in Securities for which level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 33,625
Total Realized Gain (Loss)	(35,288)
Total Unrealized Gain (Loss)	44,125
Cost of Purchases	-
Proceeds of Sales	(42,462)
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investment in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $29,658,388 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $69,957,535 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $5,281,039) - See accompanying schedule: Unaffiliated issuers (cost $246,887,220)	$ 252,017,865
Fidelity Central Funds (cost $11,094,716)	11,094,716
Total Investments (cost $257,981,936)		$ 263,112,581
Receivable for investments sold		1,846,410
Receivable for fund shares sold		322,270
Dividends receivable		192,318
Distributions receivable from Fidelity Central Funds		14,840
Prepaid expenses		1,201
Total assets		265,489,620

Liabilities
Payable for investments purchased	$ 4,150,255
Payable for fund shares redeemed	866,727
Accrued management fee	109,268
Distribution fees payable	91,250
Other affiliated payables	74,493
Other payables and accrued expenses	38,169
Collateral on securities loaned, at value	5,409,403
Total liabilities		10,739,565

Net Assets		$ 254,750,055
Net Assets consist of:
Paid in capital		$ 356,788,990
Undistributed net investment income		309,528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,477,163)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,128,700
Net Assets		$ 254,750,055

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($130,860,024 ÷ 7,758,461 shares)	$ 16.87

Maximum offering price per share (100/94.25 of $16.87)	$ 17.90
Class T: Net Asset Value and redemption price per share ($48,053,558 ÷ 2,888,440 shares)	$ 16.64

Maximum offering price per share (100/96.50 of $16.64)	$ 17.24
Class B: Net Asset Value and offering price per share ($25,212,202 ÷ 1,585,251 shares)A	$ 15.90

Class C: Net Asset Value and offering price per share ($37,861,997 ÷ 2,374,837 shares)A	$ 15.94

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,762,274 ÷ 731,419 shares)	$ 17.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Industrials

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 5,128,749
Interest		8
Income from Fidelity Central Funds		284,216
Total income		5,412,973

Expenses
Management fee	$ 1,441,506
Transfer agent fees	797,379
Distribution fees	1,193,548
Accounting and security lending fees	101,694
Custodian fees and expenses	17,298
Independent trustees' compensation	1,743
Registration fees	76,779
Audit	53,161
Legal	1,416
Interest	259
Miscellaneous	16,863
Total expenses before reductions	3,701,646
Expense reductions	(4,226)	3,697,420
Net investment income (loss)		1,715,553
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(102,688,937)
Foreign currency transactions	34,764
Total net realized gain (loss)		(102,654,173)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,468,404)
Assets and liabilities in foreign currencies	(1,142)
Total change in net unrealized appreciation (depreciation)		(6,469,546)
Net gain (loss)		(109,123,719)
Net increase (decrease) in net assets resulting from operations		$ (107,408,166)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,715,553	$ 880,536
Net realized gain (loss)	(102,654,173)	5,734,188
Change in net unrealized appreciation (depreciation)	(6,469,546)	(28,847,344)
Net increase (decrease) in net assets resulting from operations	(107,408,166)	(22,232,620)
Distributions to shareholders from net investment income	(1,756,118)	-
Distributions to shareholders from net realized gain	(285,855)	(36,229,373)
Total distributions	(2,041,973)	(36,229,373)
Share transactions - net increase (decrease)	(41,067,612)	109,034,065
Redemption fees	10,099	14,921
Total increase (decrease) in net assets	(150,507,652)	50,586,993

Net Assets
Beginning of period	405,257,707	354,670,714
End of period (including undistributed net investment income of $309,528 and undistributed net investment income of $809,200, respectively)	$ 254,750,055	$ 405,257,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.97	$ 25.49	$ 22.16	$ 21.53	$ 18.10
Income from Investment Operations
Net investment income (loss) C	.13	.11	.09	.08	.02
Net realized and unrealized gain (loss)	(5.08)	(1.17)	5.11	1.63	4.35
Total from investment operations	(4.95)	(1.06)	5.20	1.71	4.37
Distributions from net investment income	(.13)	-	(.06)	-	-
Distributions from net realized gain	(.02)	(2.46)	(1.81)	(1.08)	(.94)
Total distributions	(.15)	(2.46)	(1.87)	(1.08)	(.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.87	$ 21.97	$ 25.49	$ 22.16	$ 21.53
Total Return A, B	(22.49)%	(4.71)%	25.13%	8.40%	25.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.17%	1.21%	1.26%	1.34%
Expenses net of fee waivers, if any	1.23%	1.17%	1.21%	1.26%	1.34%
Expenses net of all reductions	1.23%	1.16%	1.21%	1.24%	1.29%
Net investment income (loss)	.89%	.46%	.38%	.34%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,860	$ 188,859	$ 157,451	$ 99,255	$ 40,264
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 21.67	$ 25.17	$ 21.86	$ 21.27	$ 17.90
Income from Investment Operations
Net investment income (loss) C	.10	.05	.03	.02	(.03)
Net realized and unrealized gain (loss)	(5.03)	(1.15)	5.05	1.61	4.31
Total from investment operations	(4.93)	(1.10)	5.08	1.63	4.28
Distributions from net investment income	(.08)	-	(.03)	-	-
Distributions from net realized gain	(.02)	(2.40)	(1.74)	(1.04)	(.91)
Total distributions	(.10)	(2.40)	(1.77)	(1.04)	(.91)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.64	$ 21.67	$ 25.17	$ 21.86	$ 21.27
Total Return A, B	(22.68)%	(4.96)%	24.82%	8.13%	24.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.41%	1.46%	1.49%	1.57%
Expenses net of fee waivers, if any	1.48%	1.41%	1.46%	1.49%	1.57%
Expenses net of all reductions	1.48%	1.41%	1.46%	1.47%	1.52%
Net investment income (loss)	.63%	.21%	.13%	.11%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,054	$ 85,025	$ 75,530	$ 55,936	$ 40,126
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.74	$ 24.19	$ 21.02	$ 20.55	$ 17.27
Income from Investment Operations
Net investment income (loss) C	.02	(.07)	(.09)	(.09)	(.13)
Net realized and unrealized gain (loss)	(4.82)	(1.10)	4.87	1.55	4.17
Total from investment operations	(4.80)	(1.17)	4.78	1.46	4.04
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(2.28)	(1.61)	(.99)	(.76)
Total distributions	(.04)	(2.28)	(1.61)	(.99)	(.76)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.90	$ 20.74	$ 24.19	$ 21.02	$ 20.55
Total Return A, B	(23.10)%	(5.46)%	24.18%	7.54%	24.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.95%	2.00%	2.04%	2.11%
Expenses net of fee waivers, if any	1.98%	1.95%	2.00%	2.04%	2.11%
Expenses net of all reductions	1.98%	1.95%	2.00%	2.02%	2.07%
Net investment income (loss)	.13%	(.33)%	(.41)%	(.44)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,212	$ 39,989	$ 44,330	$ 37,082	$ 32,242
Portfolio turnover rate E	135%	91%	130%	94%	116%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.79	$ 24.26	$ 21.16	$ 20.68	$ 17.36
Income from Investment Operations
Net investment income (loss) C	.02	(.06)	(.08)	(.08)	(.12)
Net realized and unrealized gain (loss)	(4.83)	(1.11)	4.88	1.56	4.19
Total from investment operations	(4.81)	(1.17)	4.80	1.48	4.07
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(2.30)	(1.70)	(1.00)	(.75)
Total distributions	(.04)	(2.30)	(1.70)	(1.00)	(.75)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.94	$ 20.79	$ 24.26	$ 21.16	$ 20.68
Total Return A, B	(23.09)%	(5.44)%	24.25%	7.59%	24.16%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.91%	1.94%	1.99%	2.07%
Expenses net of fee waivers, if any	1.98%	1.91%	1.94%	1.99%	2.07%
Expenses net of all reductions	1.98%	1.90%	1.94%	1.97%	2.02%
Net investment income (loss)	.14%	(.28)%	(.35)%	(.38)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,862	$ 57,742	$ 57,862	$ 42,363	$ 20,595
Portfolio turnover rate E	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 22.72	$ 26.26	$ 22.77	$ 22.06	$ 18.48
Income from Investment Operations
Net investment income (loss) B	.19	.18	.16	.16	.07
Net realized and unrealized gain (loss)	(5.27)	(1.19)	5.27	1.66	4.46
Total from investment operations	(5.08)	(1.01)	5.43	1.82	4.53
Distributions from net investment income	(.17)	-	(.13)	-	-
Distributions from net realized gain	(.02)	(2.53)	(1.81)	(1.11)	(.95)
Total distributions	(.19)	(2.53)	(1.94)	(1.11)	(.95)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 17.45	$ 22.72	$ 26.26	$ 22.77	$ 22.06
Total Return A	(22.31)%	(4.40)%	25.53%	8.73%	25.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	.88%	.92%	.91%	1.06%
Expenses net of fee waivers, if any	.96%	.88%	.92%	.91%	1.06%
Expenses net of all reductions	.95%	.87%	.91%	.89%	1.01%
Net investment income (loss)	1.16%	.75%	.67%	.69%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,762	$ 33,642	$ 19,498	$ 13,043	$ 4,379
Portfolio turnover rate D	135%	91%	130%	94%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustee compensation, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 28,486,542
Unrealized depreciation	(31,219,081)
Net unrealized appreciation (depreciation)	$ (2,732,539)
Undistributed ordinary income	$ 309,528
Capital loss carryforward	$ (29,658,388)
Cost for federal income tax purposes	$ 265,845,120

Industrials

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 2,041,973	$ 17,058,178
Long-term Capital Gains	-	19,171,195
Total	$ 2,041,973	$ 36,229,373

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $350,069,006 and $382,670,613, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 311,483	$ 11,150
Class T	.25%	.25%	260,762	686
Class B	.75%	.25%	252,778	189,779
Class C	.75%	.25%	368,525	74,024
			$ 1,193,548	$ 275,639

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 69,247
Class T	9,296
Class B*	71,891
Class C*	14,329
$ 164,763

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 390,315.31
Class T	163,523.31
Class B	80,229.32
Class C	114,890.31
Institutional Class	48,422.29
	$ 797,379

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,845 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,540,200.41%		$ 259

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,165 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $194,854.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,048 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $178.

Industrials

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 1,066,448	$ -
Class T	306,371	-
Class B	68,325	-
Class C	103,234	-
Institutional Class	211,740	-
Total	$ 1,756,118	$ -
From net realized gain
Class A	$ 176,460	$ 16,681,692
Class T	79,143	7,329,611
Class B	-	4,260,086
Class C	-	5,759,702
Institutional Class	30,252	2,198,282
Total	$ 285,855	$ 36,229,373

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	2,551,802	3,949,728	$ 40,597,092	$ 92,641,467
Reinvestment of distributions	72,593	645,516	1,139,555	15,365,861
Shares redeemed	(3,461,949)	(2,176,163)	(50,255,155)	(50,202,759)
Net increase (decrease)	(837,554)	2,419,081	$ (8,518,508)	$ 57,804,569
Class T
Shares sold	1,041,987	1,380,018	$ 15,774,329	$ 31,838,651
Reinvestment of distributions	24,634	292,360	365,354	6,876,188
Shares redeemed	(2,101,374)	(750,047)	(29,010,054)	(16,849,781)
Net increase (decrease)	(1,034,753)	922,331	$ (12,870,371)	$ 21,865,058
Class B
Shares sold	339,206	453,829	$ 5,035,039	$ 10,091,104
Reinvestment of distributions	4,471	159,890	56,194	3,612,025
Shares redeemed	(686,403)	(518,209)	(9,410,134)	(11,329,079)
Net increase (decrease)	(342,726)	95,510	$ (4,318,901)	$ 2,374,050
Class C
Shares sold	638,949	947,863	$ 9,440,300	$ 21,153,831
Reinvestment of distributions	6,551	198,290	82,541	4,489,229
Shares redeemed	(1,047,655)	(754,472)	(14,427,567)	(16,433,752)
Net increase (decrease)	(402,155)	391,681	$ (4,904,726)	$ 9,209,308
Institutional Class
Shares sold	291,640	1,095,024	$ 4,730,735	$ 26,168,229
Reinvestment of distributions	10,868	66,827	192,321	1,640,412
Shares redeemed	(1,052,089)	(423,274)	(15,378,162)	(10,027,561)
Net increase (decrease)	(749,581)	738,577	$ (10,455,106)	$ 17,781,080

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-5.71%	3.23%	-2.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Technology

Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned -5.93%, -6.20%, -6.68% and -6.65%, respectively (excluding sales charges), topping the -9.83% return of the MSCI® US Investable Market Information Technology Index and the S&P 500®. Versus the MSCI index, favorable stock picking and an overweighting in semiconductors provided a significant boost to fund performance. Stock picking in semiconductor equipment, home entertainment software and systems software also helped, although large overweightings in the first two weak-performing groups of that trio and a single underweighting in the relatively strong third group offset some of those benefits. My picks in Internet software/services further aided results, as did a modest cash position. Moreover, our foreign holdings contributed despite facing currency head winds. Our top relative contributor was Starent Networks, a provider of infrastructure hardware/software products, which posted a strong double-digit gain. Tessera Technologies, a provider of miniaturization solutions, hard-disk drive maker Seagate Technology and Chinese Internet company Tencent Holdings, an out-of-index position, helped as well. An underweighting and unfavorable stock selection in computer hardware held back performance, as did stock picking in communications equipment, electrical components/equipment and advertising. Increasing competition among providers of smartphones sidetracked two holdings: Canada's Research In Motion and Apple, and I sold off the former, an out-of index holding. Another non-index stock, electronic advertising company VisionChina Media, was hurt by a slowing Chinese economy.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund: During the past year, the fund's Institutional Class shares returned -5.71%, topping the -9.83% return of the MSCI® US Investable Market Information Technology Index and the S&P 500®. Versus the MSCI index, favorable stock picking and an overweighting in semiconductors provided a significant boost to fund performance. Stock picking in semiconductor equipment, home entertainment software and systems software also helped, although large overweightings in the first two weak-performing groups of that trio and a sizable underweighting in the relatively strong third group offset some of those benefits. My picks in Internet software/services further aided results, as did a modest cash position. Moreover, our foreign holdings contributed despite facing currency head winds. Our top relative contributor was Starent Networks, a provider of infrastructure hardware/software products, which posted a strong double-digit gain. Tessera Technologies, a provider of miniaturization solutions, hard-disk drive maker Seagate Technology and Chinese Internet company Tencent Holdings, an out-of-index position, helped as well. An underweighting and unfavorable stock selection in computer hardware held back performance, as did stock picking in communications equipment, electrical components/equipment and advertising. Increasing competition among providers of smartphones sidetracked two holdings: Canada's Research In Motion and Apple, and I sold off the former, an out-of index holding. Another non-index stock, electronic advertising company VisionChina Media, was hurt by a slowing Chinese economy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.24%
Actual		$ 1,000.00	$ 1,612.70	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.21
Class T	1.49%
Actual		$ 1,000.00	$ 1,610.50	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,017.41	$ 7.45
Class B	1.98%
Actual		$ 1,000.00	$ 1,606.80	$ 12.80
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Class C	1.98%
Actual		$ 1,000.00	$ 1,607.40	$ 12.80
HypotheticalA		$ 1,000.00	$ 1,014.98	$ 9.89
Institutional Class	.98%
Actual		$ 1,000.00	$ 1,615.30	$ 6.35
HypotheticalA		$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Technology

Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	8.7	3.5
Apple, Inc.	7.5	2.2
Intel Corp.	5.4	2.0
Google, Inc. Class A	4.8	3.2
Hewlett-Packard Co.	3.2	3.4
Oracle Corp.	3.1	0.1
QUALCOMM, Inc.	2.2	6.5
BMC Software, Inc.	2.1	0.1
eBay, Inc.	1.7	0.4
Micron Technology, Inc.	1.5	1.6
	40.2
Top Industries (% of fund's net assets)
As of July 31, 2009
Software	26.7%
Semiconductors & Semiconductor Equipment	25.6%
Computers & Peripherals	14.4%
Internet Software & Services	11.9%
Communications Equipment	9.8%
All Others*	11.6%

As of January 31, 2009
Semiconductors & Semiconductor Equipment	25.8%
Communications Equipment	22.2%
Software	16.1%
Computers & Peripherals	9.7%
Electronic Equipment & Components	6.3%
All Others*	19.9%

* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 9.6%
Communications Equipment - 9.6%
3Com Corp. (a)	95,600	$ 360,412
Adtran, Inc.	33,500	809,360
ADVA AG Optical Networking (a)	442,449	983,737
Alcatel-Lucent SA sponsored ADR (a)	14,300	39,468
Aruba Networks, Inc. (a)	9,800	87,024
Brocade Communications Systems, Inc. (a)	258,000	2,027,880
Ciena Corp. (a)	99,200	1,107,072
Cisco Systems, Inc. (a)	189,900	4,179,699
Cogo Group, Inc. (a)	7,869	51,463
CommScope, Inc. (a)	87,900	2,250,240
Comverse Technology, Inc. (a)	120,800	955,528
F5 Networks, Inc. (a)	89,008	3,303,977
Infinera Corp. (a)	70,900	479,993
Juniper Networks, Inc. (a)	78,600	2,053,818
Motorola, Inc.	73,600	526,976
OZ Optics Ltd. unit (a)(f)	68,000	320,960
Palm, Inc. (a)	120,000	1,887,600
Polycom, Inc. (a)	83,900	1,992,625
Powerwave Technologies, Inc. (a)	166,600	209,916
QUALCOMM, Inc.	246,200	11,376,902
Riverbed Technology, Inc. (a)	102,200	2,045,022
Sandvine Corp. (a)	1,587,300	1,738,538
Sandvine Corp. (U.K.) (a)	1,078,100	1,161,762
Sonus Networks, Inc. (a)	29,060	55,214
Starent Networks Corp. (a)	284,577	6,824,156
Tekelec (a)	123,600	2,273,004
Tellabs, Inc. (a)	134,700	781,260
		49,883,606
COMPUTERS & PERIPHERALS - 14.4%
Computer Hardware - 11.7%
3PAR, Inc. (a)	5,900	56,581
Apple, Inc. (a)	241,255	39,418,654
Dell, Inc. (a)	37,600	503,088
Hewlett-Packard Co.	382,600	16,566,580
Stratasys, Inc. (a)(d)	108,790	1,716,706
Teradata Corp. (a)	20,400	501,228
Toshiba Corp.	439,000	1,948,843
Wistron Corp.	159,000	316,934
		61,028,614
Computer Storage & Peripherals - 2.7%
Chicony Electronics Co. Ltd.	189,284	419,990
EMC Corp. (a)	207,900	3,130,974
NetApp, Inc. (a)	2,500	56,150
SanDisk Corp. (a)	296,413	5,282,080
Seagate Technology	251,200	3,024,448
SIMPLO Technology Co. Ltd.	68,200	299,323

	Shares	Value
Synaptics, Inc. (a)	29,700	$ 711,909
Western Digital Corp. (a)	43,200	1,306,800
		14,231,674
TOTAL COMPUTERS & PERIPHERALS		75,260,288
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
MasTec, Inc. (a)	14,500	150,075
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	600	44,100
ELECTRICAL EQUIPMENT - 1.6%
Electrical Components & Equipment - 1.6%
centrotherm photovoltaics AG (a)	1,273	65,897
Energy Conversion Devices, Inc. (a)(d)	42,900	610,896
First Solar, Inc. (a)	4,514	696,916
General Cable Corp. (a)	13,000	504,010
GT Solar International, Inc. (d)	83,700	518,940
JA Solar Holdings Co. Ltd. ADR (a)	164,200	789,802
Q-Cells SE (a)	1,200	21,601
Roth & Rau AG	1,516	51,186
Sunpower Corp.:
Class A (a)	62,500	2,012,500
Class B (a)	71,244	1,944,961
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	12,600	231,714
Trina Solar Ltd. ADR (a)	17,300	488,898
Yingli Green Energy Holding Co. Ltd. ADR (a)	33,800	448,526
		8,385,847
ELECTRONIC EQUIPMENT & COMPONENTS - 4.1%
Electronic Components - 0.5%
Amphenol Corp. Class A	1,400	46,690
DTS, Inc. (a)	16,500	453,255
Everlight Electronics Co. Ltd.	433,376	1,208,592
Tripod Technology Corp.	135,339	282,970
Unimicron Technology Corp.	311,000	352,612
Vishay Intertechnology, Inc. (a)	7,000	49,770
		2,393,889
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc.	2,300	53,406
China Security & Surveillance Technology, Inc. (a)(d)	105,034	926,400
Chroma ATE, Inc.	1,217,641	1,874,150
Comverge, Inc. (a)(d)	10,189	134,087
Coretronic Corp.	174,300	206,918
Itron, Inc. (a)	11,100	579,087
National Instruments Corp.	2,000	50,440
		3,824,488
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Manufacturing Services - 1.7%
Flextronics International Ltd. (a)	434,100	$ 2,309,412
Ju Teng International Holdings Ltd.	608,000	458,166
Molex, Inc.	15,300	271,728
Multi-Fineline Electronix, Inc. (a)	2,289	52,166
Trimble Navigation Ltd. (a)	78,000	1,849,380
Tyco Electronics Ltd.	172,600	3,705,722
		8,646,574
Technology Distributors - 1.2%
Brightpoint, Inc. (a)	40,300	239,382
Digital China Holdings Ltd. (H Shares)	3,788,000	2,722,525
Ingram Micro, Inc. Class A (a)	33,000	555,060
Inspur International Ltd.	3,276,000	562,215
Synnex Technology International Corp.	155,000	300,930
WPG Holding Co. Ltd.	1,670,000	2,051,234
		6,431,346
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		21,296,297
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Health Care Equipment - 0.8%
China Medical Technologies, Inc. sponsored ADR	1,900	30,077
Golden Meditech Co. Ltd. (a)	2,168,000	408,431
I-Flow Corp. (a)	77,610	590,612
Mindray Medical International Ltd. sponsored ADR	200	5,944
Mingyuan Medicare Development Co. Ltd. (a)(d)	27,880,000	2,985,916
		4,020,980
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	682,000	1,786,435
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,807,415
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	600	22,164
HOTELS, RESTAURANTS & LEISURE - 0.3%
Hotels, Resorts & Cruise Lines - 0.3%
Ctrip.com International Ltd. sponsored ADR	34,400	1,763,000
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Harman International Industries, Inc.	48,500	1,196,980
TomTom Group BV (a)	160	1,758
		1,198,738
INTERNET & CATALOG RETAIL - 1.0%
Internet Retail - 1.0%
Amazon.com, Inc. (a)	35,100	3,010,176

	Shares	Value
Expedia, Inc. (a)	3,060	$ 63,373
Priceline.com, Inc. (a)(d)	17,612	2,282,867
		5,356,416
INTERNET SOFTWARE & SERVICES - 11.9%
Internet Software & Services - 11.9%
Akamai Technologies, Inc. (a)	19,800	325,512
Baidu.com, Inc. sponsored ADR (a)	20,500	7,136,870
comScore, Inc. (a)	17,300	263,306
Constant Contact, Inc. (a)	8,924	201,772
Daum Communications Corp. (a)	24,270	992,476
DealerTrack Holdings, Inc. (a)	12,300	243,909
eBay, Inc. (a)	424,400	9,018,500
Equinix, Inc. (a)	700	57,211
Google, Inc. Class A (a)	56,200	24,899,410
LogMeIn, Inc.	4,100	79,991
NetEase.com, Inc. sponsored ADR (a)	66,400	2,925,584
NHN Corp. (a)	10,369	1,513,753
Omniture, Inc. (a)	2,900	39,672
Open Text Corp. (a)	13,600	515,420
OpenTable, Inc.	400	11,880
SAVVIS, Inc.	8,900	129,139
Sina Corp. (a)	133,400	4,426,212
Sohu.com, Inc. (a)	30,600	1,871,802
Tencent Holdings Ltd.	469,200	6,332,809
VeriSign, Inc. (a)	2,000	40,880
VistaPrint Ltd. (a)	22,200	915,750
Vocus, Inc. (a)	10,300	173,246
Yahoo!, Inc. (a)	3,100	44,392
		62,159,496
IT SERVICES - 1.3%
Data Processing & Outsourced Services - 0.6%
CyberSource Corp. (a)	31,895	553,059
Lender Processing Services, Inc.	1,500	51,270
Visa, Inc. Class A	37,000	2,422,020
		3,026,349
IT Consulting & Other Services - 0.7%
Amdocs Ltd. (a)	20,200	483,184
CACI International, Inc. Class A (a)	3,600	166,320
China Information Security Technology, Inc. (a)(d)	8,917	33,528
Cognizant Technology Solutions Corp. Class A (a)	69,800	2,065,382
Satyam Computer Services Ltd. sponsored ADR (d)	11,600	58,464
Yucheng Technologies Ltd. (a)	135,000	1,124,550
		3,931,428
TOTAL IT SERVICES		6,957,777
MACHINERY - 0.6%
Industrial Machinery - 0.6%
China Fire & Security Group, Inc. (a)	24,900	391,926
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Meyer Burger Technology AG (a)	270	$ 44,467
Shin Zu Shing Co. Ltd.	479,732	2,573,387
		3,009,780
MEDIA - 0.8%
Advertising - 0.5%
AirMedia Group, Inc. ADR (a)	111,900	666,924
VisionChina Media, Inc. ADR (a)	307,700	2,021,589
		2,688,513
Cable & Satellite - 0.3%
Sirius XM Radio, Inc. (a)	719,500	323,775
Virgin Media, Inc.	98,600	1,030,370
		1,354,145
TOTAL MEDIA		4,042,658
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	5,600	5,458
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
IHS, Inc. Class A (a)	1,100	54,934
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.6%
Semiconductor Equipment - 6.7%
Aixtron AG	98,400	1,612,813
Amkor Technology, Inc. (a)(d)	690,700	4,323,782
ASM Pacific Technology Ltd.	17,200	116,740
ASML Holding NV (NY Shares)	266,500	6,931,665
Cymer, Inc. (a)	82,100	2,808,641
FormFactor, Inc. (a)	53,200	1,226,260
Globe Specialty Metals, Inc.	22,200	159,840
KLA-Tencor Corp.	18,600	592,968
Lam Research Corp. (a)	90,400	2,717,424
LTX-Credence Corp. (a)	497,102	447,392
MEMC Electronic Materials, Inc. (a)	80,900	1,425,458
Photronics, Inc. (a)	82,700	422,597
Tessera Technologies, Inc. (a)	239,300	6,721,937
Varian Semiconductor Equipment Associates, Inc. (a)	107,800	3,453,912
Verigy Ltd. (a)	137,300	1,824,717
		34,786,146
Semiconductors - 17.9%
Advanced Micro Devices, Inc. (a)(d)	121,400	444,324
Altera Corp.	41,700	779,373
ANADIGICS, Inc. (a)	10,400	43,056
Analog Devices, Inc.	1,800	49,266
Applied Micro Circuits Corp. (a)	8,650	74,823
ARM Holdings PLC sponsored ADR	238,400	1,523,376
Atmel Corp. (a)	170,900	712,653
Broadcom Corp. Class A (a)	44,700	1,261,881

	Shares	Value
Cavium Networks, Inc. (a)	407,831	$ 7,695,771
Cree, Inc. (a)	54,040	1,732,522
CSR PLC (a)	712,385	5,082,075
Cypress Semiconductor Corp. (a)	252,600	2,682,612
Diodes, Inc. (a)	15,100	278,746
Elan Microelectronics Corp.	155,000	252,743
Elpida Memory, Inc. (a)	30,600	349,308
Epistar Corp.	565,000	1,542,944
Fairchild Semiconductor International, Inc. (a)	212,000	1,871,960
Global Unichip Corp.	152,291	835,489
Hynix Semiconductor, Inc. (a)	137,540	1,979,802
Infineon Technologies AG (a)(d)	1,644,500	6,643,596
Infineon Technologies AG rights 8/3/09 (a)(d)	2,322,900	1,088,857
Inotera Memories, Inc. (a)	927,000	483,136
Inotera Memories, Inc. sponsored ADR (a)(e)	212,100	1,105,428
Intel Corp.	1,461,600	28,135,800
International Rectifier Corp. (a)	152,200	2,520,432
Intersil Corp. Class A	39,700	570,489
Kinsus Interconnect Technology Corp.	142,000	303,822
LSI Corp. (a)	10,300	53,354
Marvell Technology Group Ltd. (a)	329,400	4,394,196
MediaTek, Inc.	19,038	273,588
Micron Technology, Inc. (a)	1,230,200	7,860,978
Monolithic Power Systems, Inc. (a)	62,900	1,395,751
MoSys, Inc. (a)	32,100	52,002
Netlogic Microsystems, Inc. (a)	1,300	51,662
NVIDIA Corp. (a)	80,300	1,038,279
O2Micro International Ltd. sponsored ADR (a)	17,800	92,204
Omnivision Technologies, Inc. (a)	151,599	2,005,655
PMC-Sierra, Inc. (a)	65,300	597,495
Power Integrations, Inc.	2,100	61,509
Powertech Technology, Inc.	320,000	858,275
Radiant Opto-Electronics Corp.	334,750	485,138
Silicon Laboratories, Inc. (a)	13,900	595,337
Skyworks Solutions, Inc. (a)	4,700	56,776
Standard Microsystems Corp. (a)	90,500	2,099,600
Supertex, Inc. (a)	7,300	168,265
TriQuint Semiconductor, Inc. (a)	9,300	66,774
Volterra Semiconductor Corp. (a)	15,500	257,145
Xilinx, Inc.	44,400	963,036
		93,471,303
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		128,257,449
SOFTWARE - 26.7%
Application Software - 9.0%
Adobe Systems, Inc. (a)	169,800	5,504,916
ANSYS, Inc. (a)	5,900	184,434
Autodesk, Inc. (a)	1,800	39,258
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Blackboard, Inc. (a)	19,900	$ 676,003
Cadence Design Systems, Inc. (a)	293,700	1,732,830
Callidus Software, Inc. (a)	107,291	273,592
Citrix Systems, Inc. (a)	182,000	6,479,200
Concur Technologies, Inc. (a)	46,800	1,614,132
Epicor Software Corp. (a)	31,500	191,520
Informatica Corp. (a)	137,900	2,535,981
Intuit, Inc. (a)	141,500	4,202,550
JDA Software Group, Inc. (a)	50,000	1,030,500
Kingdee International Software Group Co. Ltd.	10,918,000	2,042,762
Longtop Financial Technologies Ltd. ADR (a)	33,800	944,034
Mentor Graphics Corp. (a)	205,200	1,424,088
Nice Systems Ltd. sponsored ADR (a)	8,265	226,296
Nuance Communications, Inc. (a)	17,300	228,360
Parametric Technology Corp. (a)	62,200	803,002
Pegasystems, Inc.	9,100	257,530
Salesforce.com, Inc. (a)	133,100	5,768,554
Smith Micro Software, Inc. (a)	230,200	2,631,186
SolarWinds, Inc.	2,700	54,000
SuccessFactors, Inc. (a)(d)	212,200	2,238,710
Synchronoss Technologies, Inc. (a)	121,348	1,441,614
Synopsys, Inc. (a)	57,600	1,150,848
Taleo Corp. Class A (a)	112,788	1,973,790
TIBCO Software, Inc. (a)	71,100	620,703
Ulticom, Inc.	318,926	574,067
VanceInfo Technologies, Inc. ADR (a)	22,000	333,300
		47,177,760
Home Entertainment Software - 1.7%
Activision Blizzard, Inc. (a)	128,700	1,473,615
Changyou.com Ltd. (A Shares) ADR	800	29,400
Electronic Arts, Inc. (a)	146,900	3,153,943
Kingsoft Corp. Ltd.	323,000	326,341
Perfect World Co. Ltd. sponsored ADR Class B (a)	45,500	1,627,990
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	18,700	927,146
Take-Two Interactive Software, Inc.	85,300	812,056
THQ, Inc. (a)	49,400	331,474
		8,681,965
Systems Software - 16.0%
Ariba, Inc. (a)	18,908	198,723
BMC Software, Inc. (a)	324,500	11,042,735
CA, Inc.	2,200	46,508
Check Point Software Technologies Ltd. (a)	1,700	45,373
CommVault Systems, Inc. (a)	43,100	750,371
Insyde Software Corp.	344,239	1,757,392
McAfee, Inc. (a)	23,200	1,034,256
Microsoft Corp.	1,936,800	45,553,539

	Shares	Value
Oracle Corp.	737,400	$ 16,318,662
Phoenix Technologies Ltd. (a)	31,000	102,610
Red Hat, Inc. (a)	258,300	5,896,989
Symantec Corp. (a)	14,300	213,499
VMware, Inc. Class A (a)	24,600	792,858
		83,753,515
TOTAL SOFTWARE		139,613,240
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Wireless Telecommunication Services - 0.8%
Crown Castle International Corp. (a)	8,000	229,920
Sprint Nextel Corp. (a)	132,200	528,800
Syniverse Holdings, Inc. (a)	178,257	3,124,845
		3,883,565
TOTAL COMMON STOCKS (Cost $460,607,819)		517,152,303
Convertible Bonds - 1.2%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 1,270,000	888,873
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Semiconductors - 1.0%
Advanced Micro Devices, Inc. 5.75% 8/15/12	6,960,000	5,124,300
TOTAL CONVERTIBLE BONDS (Cost $6,830,428)		6,013,173
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.37% (b)	1,125,412	1,125,412
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	12,628,183	12,628,183
TOTAL MONEY MARKET FUNDS (Cost $13,753,595)		13,753,595
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $481,191,842)		536,919,071
NET OTHER ASSETS - (2.8)%		(14,806,416)
NET ASSETS - 100%		$ 522,112,655
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,105,428 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $320,960 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 93,254
Fidelity Securities Lending Cash Central Fund	849,077
Total	$ 942,331
Other Information

The following is a summary of the inputs used, as of July 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,404,912	$ 12,404,912	$ -	$ -
Health Care	5,829,579	5,829,579	-	-
Industrials	11,600,636	11,600,636	-	-
Information Technology	483,428,153	474,269,312	8,837,881	320,960
Materials	5,458	5,458	-	-
Telecommunication Services	3,883,565	3,883,565	-	-
Corporate Bonds	6,013,173	-	6,013,173	-
Money Market Funds	13,753,595	13,753,595	-	-
Total Investments in Securities	$ 536,919,071	$ 521,747,057	$ 14,851,054	$ 320,960
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 821,100
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(500,140)
Cost of Purchases	0
Proceeds of Sales	0
Amortization/Accretion	0
Transfers in/out of Level 3	0
Ending Balance	$ 320,960
The change in unrealized gain (loss) attributable to Level 3 securities at July 31, 2009	$ (500,140)

The information used in the above reconciliation represents fiscal year to date activity for any Investment in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and Unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.0%
China	5.0%
Taiwan	3.7%
Cayman Islands	3.0%
Germany	2.0%
Bermuda	1.6%
United Kingdom	1.4%
Netherlands	1.3%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information

At July 31, 2009, the fund had a capital loss carryforward of approximately $1,522,364,216 of which $889,719,837, $499,806,783 and $132,837,596 will expire on July 31, 2010, 2011 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $110,337,017 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $12,319,717) - See accompanying schedule: Unaffiliated issuers (cost $467,438,247)	$ 523,165,476
Fidelity Central Funds (cost $13,753,595)	13,753,595
Total Investments (cost $481,191,842)		$ 536,919,071
Foreign currency held at value (cost $22)		22
Receivable for investments sold		3,737,478
Receivable for fund shares sold		831,090
Dividends receivable		201,841
Interest receivable		184,210
Distributions receivable from Fidelity Central Funds		22,443
Prepaid expenses		1,680
Other receivables		29,910
Total assets		541,927,745

Liabilities
Payable for investments purchased	$ 5,864,821
Payable for fund shares redeemed	720,913
Accrued management fee	229,086
Distribution fees payable	177,255
Other affiliated payables	149,450
Other payables and accrued expenses	45,382
Collateral on securities loaned, at value	12,628,183
Total liabilities		19,815,090

Net Assets		$ 522,112,655
Net Assets consist of:
Paid in capital		$ 2,108,046,834
Undistributed net investment income		425,528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,642,087,988)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,728,281
Net Assets		$ 522,112,655

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($258,432,921 ÷ 16,122,667 shares)	$ 16.03

Maximum offering price per share (100/94.25 of $16.03)	$ 17.01
Class T: Net Asset Value and redemption price per share ($151,170,025 ÷ 9,695,772 shares)	$ 15.59

Maximum offering price per share (100/96.50 of $15.59)	$ 16.16
Class B: Net Asset Value and offering price per share ($30,579,781 ÷ 2,083,958 shares)A	$ 14.67

Class C: Net Asset Value and offering price per share ($55,644,814 ÷ 3,775,585 shares)A	$ 14.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,285,114 ÷ 1,576,903 shares)	$ 16.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 2,411,843
Special dividends		1,460,681
Interest		878,076
Income from Fidelity Central Funds (including $849,077 from security lending)		942,331
Total income		5,692,931

Expenses
Management fee	$ 2,300,137
Transfer agent fees	1,298,511
Distribution fees	1,821,572
Accounting and security lending fees	162,757
Custodian fees and expenses	76,790
Independent trustees' compensation	2,809
Registration fees	71,020
Audit	53,960
Legal	5,003
Interest	287
Miscellaneous	52,042
Total expenses before reductions	5,844,888
Expense reductions	(39,826)	5,805,062
Net investment income (loss)		(112,131)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(206,812,537)
Foreign currency transactions	(8,769)
Total net realized gain (loss)		(206,821,306)
Change in net unrealized appreciation (depreciation) on: Investment securities	162,023,169
Assets and liabilities in foreign currencies	16,092
Total change in net unrealized appreciation (depreciation)		162,039,261
Net gain (loss)		(44,782,045)
Net increase (decrease) in net assets resulting from operations		$ (44,894,176)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (112,131)	$ (5,177,940)
Net realized gain (loss)	(206,821,306)	(11,273,810)
Change in net unrealized appreciation (depreciation)	162,039,261	(114,740,676)
Net increase (decrease) in net assets resulting from operations	(44,894,176)	(131,192,426)
Share transactions - net increase (decrease)	(14,948,367)	(67,084,453)
Redemption fees	15,958	32,772
Total increase (decrease) in net assets	(59,826,585)	(198,244,107)

Net Assets
Beginning of period	581,939,240	780,183,347
End of period (including undistributed net investment income of $425,528 and undistributed net investment income of $77,762, respectively)	$ 522,112,655	$ 581,939,240

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.04	$ 20.55	$ 15.59	$ 16.16	$ 13.98
Income from Investment Operations
Net investment income (loss) C	.02 F	(.10)	(.17)	(.15)	.02 G
Net realized and unrealized gain (loss)	(1.03)	(3.41)	5.13	(.42)	2.24
Total from investment operations	(1.01)	(3.51)	4.96	(.57)	2.26
Distributions from net investment income	-	-	-	-	(.08)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 16.03	$ 17.04	$ 20.55	$ 15.59	$ 16.16
Total Return A, B	(5.93)%	(17.08)%	31.82%	(3.53)%	16.20%
Ratios to Average Net Assets D, H
Expenses before reductions	1.23%	1.21%	1.25%	1.30%	1.37%
Expenses net of fee waivers, if any	1.23%	1.21%	1.25%	1.30%	1.37%
Expenses net of all reductions	1.22%	1.19%	1.24%	1.20%	1.26%
Net investment income (loss)	.17% F	(.49)%	(.91)%	(.88)%	.12% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 258,433	$ 275,117	$ 309,105	$ 189,054	$ 144,970
Portfolio turnover rate E	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.62	$ 20.09	$ 15.28	$ 15.88	$ 13.76
Income from Investment Operations
Net investment income (loss)C	(.01)F	(.14)	(.21)	(.19)	(.02)G
Net realized and unrealized gain (loss)	(1.02)	(3.33)	5.02	(.41)	2.21
Total from investment operations	(1.03)	(3.47)	4.81	(.60)	2.19
Distributions from net investment income	-	-	-	-	(.07)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 15.59	$ 16.62	$ 20.09	$ 15.28	$ 15.88
Total ReturnA, B	(6.20)%	(17.27)%	31.48%	(3.78)%	15.94%
Ratios to Average Net Assets D, H
Expenses before reductions	1.49%	1.46%	1.51%	1.55%	1.60%
Expenses net of fee waivers, if any	1.49%	1.46%	1.51%	1.55%	1.60%
Expenses net of all reductions	1.48%	1.45%	1.49%	1.44%	1.48%
Net investment income (loss)	(.09)% F	(.74)%	(1.16)%	(1.13)%	(.11)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 151,170	$ 173,917	$ 260,339	$ 260,966	$ 315,930
Portfolio turnover rate E	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.72	$ 19.10	$ 14.59	$ 15.24	$ 13.25
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.23)	(.28)	(.27)	(.09) G
Net realized and unrealized gain (loss)	(.98)	(3.15)	4.79	(.38)	2.12
Total from investment operations	(1.05)	(3.38)	4.51	(.65)	2.03
Distributions from net investment income	-	-	-	-	(.04)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.67	$ 15.72	$ 19.10	$ 14.59	$ 15.24
Total Return A, B	(6.68)%	(17.70)%	30.91%	(4.27)%	15.33%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	1.96%	2.01%	2.05%	2.13%
Expenses net of fee waivers, if any	1.98%	1.96%	2.01%	2.05%	2.13%
Expenses net of all reductions	1.97%	1.94%	2.00%	1.94%	2.02%
Net investment income (loss)	(.58)% F	(1.24)%	(1.67)%	(1.63)%	(.65)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,580	$ 47,294	$ 102,655	$ 192,790	$ 309,020
Portfolio turnover rate E	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.79	$ 19.18	$ 14.66	$ 15.31	$ 13.31
Income from Investment Operations
Net investment income (loss) C	(.07)F	(.23)	(.29)	(.27)	(.08)G
Net realized and unrealized gain (loss)	(.98)	(3.16)	4.81	(.38)	2.12
Total from investment operations	(1.05)	(3.39)	4.52	(.65)	2.04
Distributions from net investment income	-	-	-	-	(.04)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 14.74	$ 15.79	$ 19.18	$ 14.66	$ 15.31
Total ReturnA, B	(6.65)%	(17.67)%	30.83%	(4.25)%	15.34%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.98%	1.96%	2.01%	2.05%	2.10%
Expenses net of fee waivers, if any	1.98%	1.96%	2.01%	2.05%	2.10%
Expenses net of all reductions	1.97%	1.94%	1.99%	1.94%	1.99%
Net investment income (loss)	(.58)%F	(1.24)%	(1.66)%	(1.63)%	(.61)%G
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,645	$ 63,590	$ 86,974	$ 82,835	$ 108,287
Portfolio turnover rateE	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 21.26	$ 16.07	$ 16.60	$ 14.32
Income from Investment Operations
Net investment income (loss)B	.06E	(.04)	(.11)	(.09)	.09 F
Net realized and unrealized gain (loss)	(1.07)	(3.54)	5.30	(.44)	2.30
Total from investment operations	(1.01)	(3.58)	5.19	(.53)	2.39
Distributions from net investment income	-	-	-	-	(.11)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 16.67	$ 17.68	$ 21.26	$ 16.07	$ 16.60
Total ReturnA	(5.71)%	(16.84)%	32.30%	(3.19)%	16.73%
Ratios to Average Net AssetsC, G
Expenses before reductions	.98%	.94%	.93%	.90%	.92%
Expenses net of fee waivers, if any	.98%	.94%	.93%	.90%	.92%
Expenses net of all reductions	.97%	.92%	.92%	.80%	.81%
Net investment income (loss)	.42% E	(.22)%	(.59)%	(.49)%	.57% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,285	$ 22,021	$ 21,111	$ 11,681	$ 11,640
Portfolio turnover rateD	225%	214%	208%	258%	180%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments, as well as a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued based on quotations received from dealers who make markets in such securities or by independent pricing services. For corporate bonds pricing services generally utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Technology

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, net operating losses, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 94,604,678
Unrealized depreciation	(47,837,594)
Net unrealized appreciation (depreciation)	$ 46,767,084
Capital loss carryforward	$ (1,522,364,216)
Cost for federal income tax purposes	$ 490,151,987

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $934,652,967 and $941,531,686, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 496,944	$ 13,331
Class T	.25%	.25%	604,768	2,448
Class B	.75%	.25%	285,215	214,016
Class C	.75%	.25%	434,645	22,306
			$ 1,821,572	$ 252,101

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,659
Class T	17,834
Class B*	50,776
Class C*	2,321
$ 109,590

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Technology

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 628,615.32
Class T	391,403.32
Class B	89,852.31
Class C	137,317.31
Institutional Class	51,324.31
	$ 1,298,511

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,249 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,267,500.49%		$ 287

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,803 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $39,084 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $742.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	3,881,770	5,381,278	$ 49,340,225	$ 105,720,351
Shares redeemed	(3,900,491)	(4,279,571)	(47,190,702)	(82,236,119)
Net increase (decrease)	(18,721)	1,101,707	$ 2,149,523	$ 23,484,232
Class T
Shares sold	2,072,898	2,146,310	$ 24,512,394	$ 41,674,472
Shares redeemed	(2,840,598)	(4,638,425)	(33,936,510)	(86,554,961)
Net increase (decrease)	(767,700)	(2,492,115)	$ (9,424,116)	$ (44,880,489)
Class B
Shares sold	327,585	406,127	$ 3,794,593	$ 7,558,898
Shares redeemed	(1,251,978)	(2,773,060)	(14,128,827)	(50,298,253)
Net increase (decrease)	(924,393)	(2,366,933)	$ (10,334,234)	$ (42,739,355)
Class C
Shares sold	654,688	550,177	$ 7,947,929	$ 10,400,107
Shares redeemed	(906,545)	(1,056,703)	(10,144,084)	(18,857,821)
Net increase (decrease)	(251,857)	(506,526)	$ (2,196,155)	$ (8,457,714)
Institutional Class
Shares sold	753,599	628,983	$ 10,483,415	$ 12,989,931
Shares redeemed	(422,236)	(376,415)	(5,626,800)	(7,481,058)
Net increase (decrease)	331,363	252,568	$ 4,856,615	$ 5,508,873

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Technology

Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-23.24%	6.77%	-0.57%

A Prior to October 1, 2006, Advisor Utilities operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Utilities

Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -23.44%, -23.61%, -23.97% and -23.96%, respectively (excluding sales charges), underperforming the S&P 500® and the MSCI® US Investable Market Utilities Index, which returned -19.26%. Unfavorable stock selection among electric and gas utilities hurt performance versus the sector benchmark. An underweighting in multi-utilities also detracted, although that loss was nearly offset by strong stock picking in the group. Overweighting independent power/energy traders also helped, as did the fund's modest cash position, which held its value during a down period for the index. Detractors included two Pennsylvania-based electric utilities, PPL and Allegheny Energy; underweighting major index component Southern Company, an electric utility in Atlanta; independent power producer Constellation Energy, located in Maryland; and Ohio electric utility FirstEnergy. Among the top contributors to relative performance were San Diego-based multi-utility Sempra Energy, Wisconsin Energy and timely ownership of independent power producers AES and Calpine. Some of the stocks mentioned here were not held at period end.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund: For the year ending July 31, 2009, the fund's Institutional Class shares returned -23.24%, underperforming the S&P 500® and the MSCI® US Investable Market Utilities Index, which returned -19.26%. Unfavorable stock selection among electric and gas utilities hurt performance versus the sector benchmark. An underweighting in multi-utilities also detracted, although that loss was nearly offset by strong stock picking in the group. Overweighting independent power/energy traders also helped, as did the fund's modest cash position, which held its value during a down period for the index. Detractors included two Pennsylvania-based electric utilities, PPL and Allegheny Energy; underweighting major index component Southern Company, an electric utility in Atlanta; independent power producer Constellation Energy, located in Maryland; and Ohio electric utility FirstEnergy. Among the top contributors to relative performance were San Diego-based multi-utility Sempra Energy, Wisconsin Energy and timely ownership of independent power producers AES and Calpine. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.28%
Actual		$ 1,000.00	$ 1,054.60	$ 6.52
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.41
Class T	1.55%
Actual		$ 1,000.00	$ 1,052.40	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,017.11	$ 7.75
Class B	2.03%
Actual		$ 1,000.00	$ 1,050.10	$ 10.32
Hypothetical A		$ 1,000.00	$ 1,014.73	$ 10.14
Class C	2.03%
Actual		$ 1,000.00	$ 1,050.30	$ 10.32
Hypothetical A		$ 1,000.00	$ 1,014.73	$ 10.14
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,055.10	$ 5.20
Hypothetical A		$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Utilities

Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
American Electric Power Co., Inc.	13.3	4.9
FirstEnergy Corp.	9.6	6.6
Sempra Energy	6.9	4.9
FPL Group, Inc.	6.8	3.2
Constellation Energy Group, Inc.	6.4	2.5
CenterPoint Energy, Inc.	6.2	0.0
TECO Energy, Inc.	5.0	0.0
PG&E Corp.	4.9	4.0
Pinnacle West Capital Corp.	4.9	1.5
Entergy Corp.	4.8	5.7
	68.8
Top Industries (% of fund's net assets)
As of July 31, 2009
Electric Utilities	51.3%
Multi-utilities	29.9%
Independent Power Producers & Energy Traders	17.1%
Commercial Services & Supplies	0.9%
Electrical Equipment	0.5%
All Others*	0.3%

As of January 31, 2009
Electric Utilities	58.9%
Multi-utilities	26.5%
Independent Power Producers & Energy Traders	9.0%
Gas Utilities	4.7%
Diversified Financial Services	0.3%
All Others*	0.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Utilities Fund

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Environmental & Facility Services - 0.9%
Covanta Holding Corp. (a)	75,500	$ 1,275,195
ELECTRIC UTILITIES - 51.3%
Electric Utilities - 51.3%
American Electric Power Co., Inc.	591,400	18,309,744
Entergy Corp.	82,800	6,651,324
Exelon Corp.	123,500	6,281,210
FirstEnergy Corp.	318,700	13,130,440
FPL Group, Inc.	164,900	9,344,883
NV Energy, Inc.	535,400	6,157,100
Pinnacle West Capital Corp.	208,500	6,663,660
Southern Co.	124,600	3,912,440
		70,450,801
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
First Solar, Inc. (a)	2,000	308,780
Yingli Green Energy Holding Co. Ltd. ADR (a)(d)	26,000	345,020
		653,800
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 17.1%
Independent Power Producers & Energy Traders - 17.1%
AES Corp.	324,700	4,152,913
Black Hills Corp.	13,467	350,277
Calpine Corp. (a)	139,700	1,799,336
Constellation Energy Group, Inc.	306,700	8,802,290
NRG Energy, Inc. (a)	206,669	5,623,463
RRI Energy, Inc. (a)	512,000	2,739,200
		23,467,479
MULTI-UTILITIES - 29.9%
Multi-Utilities - 29.9%
CenterPoint Energy, Inc.	708,200	8,533,810

	Shares	Value
CMS Energy Corp.	355,600	$ 4,601,464
PG&E Corp.	167,104	6,745,988
Sempra Energy	181,000	9,489,830
TECO Energy, Inc.	508,200	6,855,618
Xcel Energy, Inc.	242,000	4,825,480
		41,052,190
TOTAL COMMON STOCKS (Cost $137,004,603)		136,899,465
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.37% (b)	1,738,662	1,738,662
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	356,250	356,250
TOTAL MONEY MARKET FUNDS (Cost $2,094,912)		2,094,912
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $139,099,515)		138,994,377
NET OTHER ASSETS - (1.2)%		(1,581,198)
NET ASSETS - 100%		$ 137,413,179
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 82,879
Fidelity Securities Lending Cash Central Fund	21,598
Total	$ 104,477
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $246,849,971 of which $78,569,521, $154,412,532 and $13,867,918 will expire on July 31, 2010, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $34,108,371 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Utilities

Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $331,750) - See accompanying schedule: Unaffiliated issuers (cost $137,004,603)	$ 136,899,465
Fidelity Central Funds (cost $2,094,912)	2,094,912
Total Investments (cost $139,099,515)		$ 138,994,377
Receivable for investments sold		2,254,489
Receivable for fund shares sold		63,781
Dividends receivable		163,975
Distributions receivable from Fidelity Central Funds		551
Prepaid expenses		654
Total assets		141,477,827

Liabilities
Payable for investments purchased	$ 3,258,664
Payable for fund shares redeemed	255,939
Accrued management fee	62,313
Distribution fees payable	53,712
Other affiliated payables	41,311
Other payables and accrued expenses	36,459
Collateral on securities loaned, at value	356,250
Total liabilities		4,064,648

Net Assets		$ 137,413,179
Net Assets consist of:
Paid in capital		$ 424,993,058
Undistributed net investment income		1,435,445
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,910,370)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(104,954)
Net Assets		$ 137,413,179

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($66,063,856 ÷ 4,325,542 shares)	$ 15.27

Maximum offering price per share (100/94.25 of $15.27)	$ 16.20
Class T: Net Asset Value and redemption price per share ($33,989,054 ÷ 2,225,277 shares)	$ 15.27

Maximum offering price per share (100/96.50 of $15.27)	$ 15.82
Class B: Net Asset Value and offering price per share ($10,634,495 ÷ 705,150 shares)A	$ 15.08

Class C: Net Asset Value and offering price per share ($22,352,377 ÷ 1,488,508 shares)A	$ 15.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,373,397 ÷ 281,886 shares)	$ 15.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Utilities

Statement of Operations

	Year ended July 31, 2009
Investment Income
Dividends		$ 5,211,612
Interest		6,826
Income from Fidelity Central Funds		104,477
Total income		5,322,915

Expenses
Management fee	$ 826,728
Transfer agent fees	471,069
Distribution fees	720,262
Accounting and security lending fees	58,076
Custodian fees and expenses	7,483
Independent trustees' compensation	1,032
Registration fees	57,744
Audit	46,603
Legal	2,732
Miscellaneous	11,919
Total expenses before reductions	2,203,648
Expense reductions	(1,577)	2,202,071
Net investment income (loss)		3,120,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(55,797,413)
Foreign currency transactions	14,961
Total net realized gain (loss)		(55,782,452)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,797,090)
Assets and liabilities in foreign currencies	184
Total change in net unrealized appreciation (depreciation)		(1,796,906)
Net gain (loss)		(57,579,358)
Net increase (decrease) in net assets resulting from operations		$ (54,458,514)

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,120,844	$ 2,259,007
Net realized gain (loss)	(55,782,452)	15,062,436
Change in net unrealized appreciation (depreciation)	(1,796,906)	(20,022,346)
Net increase (decrease) in net assets resulting from operations	(54,458,514)	(2,700,903)
Distributions to shareholders from net investment income	(2,162,549)	(2,837,541)
Share transactions - net increase (decrease)	(29,372,654)	(28,461,258)
Redemption fees	4,076	9,517
Total increase (decrease) in net assets	(85,989,641)	(33,990,185)

Net Assets
Beginning of period	223,402,820	257,393,005
End of period (including undistributed net investment income of $1,435,445 and undistributed net investment income of $494,309, respectively)	$ 137,413,179	$ 223,402,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.28	$ 20.74	$ 17.20	$ 15.17	$ 12.09
Income from Investment Operations
Net investment income (loss) C	.35	.24	.21	.24	.28 F
Net realized and unrealized gain (loss)	(5.10)	(.38)	3.56	2.06	3.01
Total from investment operations	(4.75)	(.14)	3.77	2.30	3.29
Distributions from net investment income	(.26)	(.32)	(.23)	(.27)	(.21)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.27	$ 20.28	$ 20.74	$ 17.20	$ 15.17
Total Return A,B	(23.44)%	(.82)%	22.14%	15.38%	27.48%
Ratios to Average Net Assets D,G
Expenses before reductions	1.26%	1.21%	1.27%	1.34%	1.39%
Expenses net of fee waivers, if any	1.26%	1.21%	1.27%	1.34%	1.39%
Expenses net of all reductions	1.26%	1.21%	1.26%	1.32%	1.36%
Net investment income (loss)	2.37%	1.11%	1.04%	1.51%	2.03% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,064	$ 105,219	$ 94,842	$ 40,599	$ 29,150
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 20.71	$ 17.18	$ 15.10	$ 12.04
Income from Investment Operations
Net investment income (loss) C	.31	.18	.15	.19	.24 F
Net realized and unrealized gain (loss)	(5.10)	(.39)	3.56	2.08	2.99
Total from investment operations	(4.79)	(.21)	3.71	2.27	3.23
Distributions from net investment income	(.20)	(.24)	(.18)	(.19)	(.17)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.27	$ 20.26	$ 20.71	$ 17.18	$ 15.10
Total Return A,B	(23.61)%	(1.11)%	21.74%	15.20%	27.03%
Ratios to Average Net Assets D,G
Expenses before reductions	1.52%	1.47%	1.54%	1.60%	1.67%
Expenses net of fee waivers, if any	1.52%	1.47%	1.54%	1.60%	1.67%
Expenses net of all reductions	1.52%	1.47%	1.54%	1.58%	1.64%
Net investment income (loss)	2.11%	.84%	.76%	1.25%	1.76% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,989	$ 54,346	$ 62,592	$ 52,128	$ 55,683
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.01	$ 20.40	$ 16.90	$ 14.83	$ 11.82
Income from Investment Operations
Net investment income (loss) C	.24	.08	.05	.12	.17 F
Net realized and unrealized gain (loss)	(5.04)	(.39)	3.52	2.03	2.95
Total from investment operations	(4.80)	(.31)	3.57	2.15	3.12
Distributions from net investment income	(.13)	(.08)	(.07)	(.08)	(.11)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.08	$ 20.01	$ 20.40	$ 16.90	$ 14.83
Total Return A,B	(23.97)%	(1.59)%	21.18%	14.57%	26.51%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	1.96%	2.04%	2.09%	2.14%
Expenses net of fee waivers, if any	2.01%	1.96%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.01%	1.95%	2.03%	2.06%	2.11%
Net investment income (loss)	1.62%	.36%	.27%	.76%	1.28% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,634	$ 20,747	$ 43,845	$ 65,959	$ 82,577
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.93	$ 20.38	$ 16.91	$ 14.84	$ 11.84
Income from Investment Operations
Net investment income (loss) C	.24	.08	.06	.13	.18 F
Net realized and unrealized gain (loss)	(5.02)	(.39)	3.51	2.04	2.94
Total from investment operations	(4.78)	(.31)	3.57	2.17	3.12
Distributions from net investment income	(.13)	(.14)	(.10)	(.10)	(.12)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 15.02	$ 19.93	$ 20.38	$ 16.91	$ 14.84
Total Return A,B	(23.96)%	(1.58)%	21.23%	14.72%	26.48%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	1.95%	1.99%	2.02%	2.07%
Expenses net of fee waivers, if any	2.01%	1.95%	1.99%	2.02%	2.07%
Expenses net of all reductions	2.01%	1.95%	1.99%	2.00%	2.04%
Net investment income (loss)	1.62%	.36%	.32%	.83%	1.36% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,352	$ 37,387	$ 43,292	$ 32,823	$ 34,827
Portfolio turnover rate E	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 20.95	$ 17.38	$ 15.31	$ 12.20
Income from Investment Operations
Net investment income (loss) B	.39	.31	.29	.30	.33 E
Net realized and unrealized gain (loss)	(5.17)	(.38)	3.58	2.10	3.03
Total from investment operations	(4.78)	(.07)	3.87	2.40	3.36
Distributions from net investment income	(.23)	(.36)	(.30)	(.33)	(.25)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 15.51	$ 20.52	$ 20.95	$ 17.38	$ 15.31
Total Return A	(23.24)%	(.49)%	22.54%	15.95%	27.88%
Ratios to Average Net Assets C,F
Expenses before reductions	1.00%	.91%	.92%	.94%	.99%
Expenses net of fee waivers, if any	1.00%	.91%	.92%	.94%	.99%
Expenses net of all reductions	1.00%	.90%	.92%	.92%	.96%
Net investment income (loss)	2.63%	1.41%	1.39%	1.91%	2.44% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,373	$ 5,704	$ 12,822	$ 6,479	$ 1,766
Portfolio turnover rate D	247%	77%	118%	64%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Utilities

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,430,514
Unrealized depreciation	(18,502,661)
Net unrealized appreciation (depreciation)	$ (8,072,147)
Undistributed ordinary income	$ 1,450,407
Capital loss carryforward	$ (246,849,971)
Cost for federal income tax purposes	$ 147,066,524

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 2,162,549	$ 2,837,541

Short-term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $362,557,553 and $371,360,376, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 175,548	$ 7,291
Class T	.25%	.25%	181,630	1,216
Class B	.75%	.25%	123,698	92,816
Class C	.75%	.25%	239,386	21,345
			$ 720,262	$ 122,668

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 40,987
Class T	6,617
Class B*	31,601
Class C*	3,207
$ 82,412

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 222,951.32
Class T	120,957.33
Class B	39,435.32
Class C	76,166.32
Institutional Class	11,560.31
	$ 471,069

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Utilities

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,767 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $687 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $21,598.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,539 for the period In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 1,279,763	$ 1,513,480
Class T	508,856	697,662
Class B	107,816	116,029
Class C	209,682	289,510
Institutional Class	56,432	220,860
Total	$ 2,162,549	$ 2,837,541

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	856,135	2,354,893	$ 12,539,810	$ 52,162,968
Reinvestment of distributions	73,926	60,065	1,138,401	1,341,196
Shares redeemed	(1,794,060)	(1,798,285)	(25,956,960)	(38,893,897)
Net increase (decrease)	(863,999)	616,673	$ (12,278,749)	$ 14,610,267
Class T
Shares sold	257,339	607,632	$ 3,753,639	$ 13,411,231
Reinvestment of distributions	31,967	29,500	480,828	659,942
Shares redeemed	(746,038)	(977,155)	(10,889,452)	(21,255,306)
Net increase (decrease)	(456,732)	(340,023)	$ (6,654,985)	$ (7,184,133)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class B
Shares sold	154,111	265,082	$ 2,249,187	$ 5,789,226
Reinvestment of distributions	6,919	4,528	98,250	103,786
Shares redeemed	(492,642)	(1,382,108)	(7,223,742)	(29,771,682)
Net increase (decrease)	(331,612)	(1,112,498)	$ (4,876,305)	$ (23,878,670)
Class C
Shares sold	216,794	413,208	$ 3,077,077	$ 8,976,142
Reinvestment of distributions	11,490	10,061	162,462	223,730
Shares redeemed	(615,787)	(671,632)	(8,815,385)	(14,302,911)
Net increase (decrease)	(387,503)	(248,363)	$ (5,575,846)	$ (5,103,039)
Institutional Class
Shares sold	137,801	1,285,993	$ 1,988,698	$ 28,765,131
Reinvestment of distributions	2,995	7,559	45,330	173,189
Shares redeemed	(136,905)	(1,627,489)	(2,020,797)	(35,844,003)
Net increase (decrease)	3,891	(333,937)	$ 13,231	$ (6,905,683)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Utilities

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2008	December 2008
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	-	100%
Fidelity Advisor Financial Services Fund
Institutional Class	93%	68%
Fidelity Advisor Industrials Fund
Institutional Class	100%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2008	December 2008
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	-	100%
Fidelity Advisor Financial Services Fund
Institutional Class	97%	83%
Fidelity Advisor Industrials Fund
Institutional Class	100%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance.

For each of Advisor Biotechnology, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For Advisor Communications Equipment, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Advisor Biotechnology

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Communications Equipment

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Consumer Discretionary

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Electronics

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Energy

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Financial Services

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Health Care

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Industrials

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Utilities

The Board stated that the investment performance of the fund was lower than its benchmark for the one- and three- year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. For each of Advisor Biotechnology, Advisor Communications Equipment, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities, the Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark. For Advisor Consumer Discretionary, the Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Advisor Energy

Advisor Financial Services

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Health Care

Advisor Industrials

Annual Report

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A and Class C of Advisor Biotechnology ranked below its competitive median for 2008, the total expenses of Institutional Class ranked equal to its competitive median for 2008, and the total expenses of each of Class T and Class B ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expenses of each of Class A and Class C of Advisor Communications Equipment ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A and Class C of Advisor Electronics ranked below its competitive median for 2008 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2008.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Financial Services ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Health Care ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each class of Advisor Industrials ranked below its competitive median for 2008.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class of Advisor Technology ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Utilities ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. †

Boston, MA

State Street Bank and Trust ††

Quincy, MA

† Custodian for Fidelity Advisor Energy Fund only.

†† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOCI-UANNPRO-0909
1.789242.105

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of Fund A
Class A (incl. 5.75% sales charge)	-43.63%	-1.88%	3.44%
Class T (incl. 3.50% sales charge)	-42.42%	-1.66%	3.52%
Class B (incl. contingent deferred sales charge) B	-43.47%	-1.77%	3.55%
Class C (incl. contingent deferred sales charge) C	-41.22%	-1.46%	3.55%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Class A on September 12, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund: For the year ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -40.19%, -40.33%, -40.60% and -40.64%, respectively (excluding sales charges), lagging the S&P 500® but beating the Dow Jones U.S. Select Real Estate Securities IndexSM, which returned -41.75%. The Macerich Co., a relatively highly leveraged mall company with significant retail exposure to Southern California and Arizona, was the fund's top individual contributor versus the Dow Jones index, benefiting from timely ownership. Its shares rebounded for a variety of reasons: nervous investors had overestimated Macerich's bankruptcy risk; the company improved its balance sheet; and some technical factors boosted the stock as well. Also helping performance was data center operator Digital Realty Trust - which benefited from favorable supply/demand fundamentals - being underweighted in poor-performing shopping center real estate investment trust (REIT) Kimco Realty and holding a modest stake in cash in an overall down market. The biggest negative was owning mall company General Growth Properties, which declared bankruptcy and which I no longer held at period end. Office REIT SL Green Realty and industrial REIT ProLogis also underperformed, hurt by their high debt loads.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund: For the year ending July 31, 2009, the fund's Institutional Class shares returned -40.03%, lagging the S&P 500® but beating the Dow Jones U.S. Select Real Estate Securities IndexSM, which returned -41.75%. The Macerich Co., a relatively highly leveraged mall company with significant retail exposure to Southern California and Arizona, was the fund's top individual contributor versus the Dow Jones index, benefiting from timely ownership. Its shares rebounded for a variety of reasons: nervous investors had overestimated Macerich's bankruptcy risk; the company improved its balance sheet; and some technical factors boosted the stock as well. Also helping performance was data center operator Digital Realty Trust - which benefited from favorable supply/demand fundamentals - being underweighted in poor-performing shopping center real estate investment trust (REIT) Kimco Realty and holding a modest stake in cash in an overall down market. The biggest negative was owning mall company General Growth Properties, which declared bankruptcy and which I no longer held at period end. Office REIT SL Green Realty and industrial REIT ProLogis also underperformed, hurt by their high debt loads.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,211.40	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 1,209.70	$ 8.22
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 1,207.30	$ 10.95
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,206.20	$ 10.94
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,213.20	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	9.0	7.3
Ventas, Inc.	6.3	6.4
Public Storage	4.8	6.5
ProLogis Trust	4.7	3.9
Digital Realty Trust, Inc.	3.9	4.4
Highwoods Properties, Inc. (SBI)	3.9	4.6
SL Green Realty Corp.	3.6	2.2
Vornado Realty Trust	3.5	6.5
HCP, Inc.	3.2	2.2
The Macerich Co.	3.2	0.4
	46.1
Top Five REIT Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	17.8	17.4
REITs - Apartments	13.6	18.0
REITs - Malls	13.4	8.3
REITs - Industrial Buildings	13.0	11.0
REITs - Shopping Centers	11.4	14.3
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 96.2%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.6%	** Foreign investments	1.4%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 0.5%
Health Care Facilities - 0.5%
Capital Senior Living Corp. (a)	7,600	$ 37,392
Emeritus Corp. (a)	76,454	890,689
TOTAL HEALTH CARE FACILITIES		928,081
HOUSEHOLD DURABLES - 1.1%
Homebuilding - 1.1%
Centex Corp.	24,900	271,659
D.R. Horton, Inc.	13,800	159,942
Lennar Corp. Class A	17,100	202,464
M/I Homes, Inc.	16,400	215,332
Meritage Homes Corp. (a)	23,200	496,480
Pulte Homes, Inc.	43,600	495,732
TOTAL HOMEBUILDING		1,841,609
REAL ESTATE INVESTMENT TRUSTS - 91.3%
REITs - Apartments - 13.6%
Apartment Investment & Management Co. Class A	371,547	3,485,111
AvalonBay Communities, Inc.	51,131	2,975,824
Camden Property Trust (SBI)	181,200	5,347,212
Equity Residential (SBI)	176,400	4,233,600
Essex Property Trust, Inc.	31,300	2,034,813
Home Properties, Inc.	96,000	3,427,200
UDR, Inc.	274,200	2,865,390
TOTAL REITS - APARTMENTS		24,369,150
REITs - Factory Outlets - 0.6%
Tanger Factory Outlet Centers, Inc.	28,700	1,019,998
REITs - Health Care Facilities - 11.4%
HCP, Inc.	223,000	5,744,480
Healthcare Realty Trust, Inc.	144,809	2,810,743
Nationwide Health Properties, Inc.	12,300	356,946
Omega Healthcare Investors, Inc.	12,600	210,546
Ventas, Inc.	317,900	11,221,870
TOTAL REITS - HEALTH CARE FACILITIES		20,344,585
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Hotels - 6.2%
DiamondRock Hospitality Co.	570,460	$ 3,856,310
Host Hotels & Resorts, Inc.	303,694	2,757,542
Sunstone Hotel Investors, Inc.	814,066	4,526,207
TOTAL REITS - HOTELS		11,140,059
REITs - Industrial Buildings - 13.0%
Duke Realty LP	503,500	4,778,215
ProLogis Trust	959,123	8,430,691
Public Storage	118,518	8,600,851
U-Store-It Trust	288,600	1,399,710
TOTAL REITS - INDUSTRIAL BUILDINGS		23,209,467
REITs - Malls - 13.4%
CBL & Associates Properties, Inc. (c)	348,712	2,071,349
Simon Property Group, Inc.	290,169	16,168,216
The Macerich Co. (c)	290,409	5,712,345
TOTAL REITS - MALLS		23,951,910
REITs - Management/Investment - 3.9%
Digital Realty Trust, Inc. (c)	172,300	6,986,765
REITs - Office Buildings - 17.8%
Alexandria Real Estate Equities, Inc. (c)	117,800	4,489,358
Boston Properties, Inc.	96,900	5,126,010
Brandywine Realty Trust (SBI)	529,000	4,327,220
Corporate Office Properties Trust (SBI)	133,700	4,533,767
Highwoods Properties, Inc. (SBI)	271,200	6,945,432
SL Green Realty Corp.	252,900	6,519,762
TOTAL REITS - OFFICE BUILDINGS		31,941,549
REITs - Shopping Centers - 11.4%
Acadia Realty Trust (SBI)	175,600	2,405,720
Developers Diversified Realty Corp.	491,338	2,756,406
Inland Real Estate Corp.	204,598	1,509,933
Kimco Realty Corp.	91,490	900,262
Kite Realty Group Trust	205,700	658,240
Ramco-Gershenson Properties Trust (SBI)	32,820	298,334
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Regency Centers Corp.	177,800	$ 5,703,824
Vornado Realty Trust	123,254	6,288,419
TOTAL REITS - SHOPPING CENTERS		20,521,138
TOTAL REAL ESTATE INVESTMENT TRUSTS		163,484,621
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%
Real Estate Operating Companies - 1.6%
BR Malls Participacoes SA (a)	29,000	301,501
Brookfield Properties Corp.	268,900	2,543,796
TOTAL REAL ESTATE OPERATING COMPANIES		2,845,297
Real Estate Services - 1.7%
CB Richard Ellis Group, Inc. Class A (a)	280,323	3,055,521
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		5,900,818
TOTAL COMMON STOCKS (Cost $212,296,887)		172,155,129
Money Market Funds - 13.3%

Fidelity Cash Central Fund, 0.37% (d)	6,784,735	6,784,735
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(d)	17,057,675	17,057,675
TOTAL MONEY MARKET FUNDS (Cost $23,842,410)		23,842,410
TOTAL INVESTMENT PORTFOLIO - 109.5% (Cost $236,139,297)		195,997,539
NET OTHER ASSETS - (9.5)%		(16,964,144)
NET ASSETS - 100%		$ 179,033,395
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,176
Fidelity Securities Lending Cash Central Fund	224,276
Total	$ 287,452
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $15,429,654 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $47,012,174 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $16,866,118) - See accompanying schedule: Unaffiliated issuers (cost $212,296,887)	$ 172,155,129
Fidelity Central Funds (cost $23,842,410)	23,842,410
Total Investments (cost $236,139,297)		$ 195,997,539
Cash		15
Foreign currency held at value (cost $21)		19
Receivable for investments sold		2,343,890
Receivable for fund shares sold		476,052
Dividends receivable		26,652
Distributions receivable from Fidelity Central Funds		17,437
Prepaid expenses		906
Receivable from investment adviser for expense reductions		3,050
Total assets		198,865,560

Liabilities
Payable for investments purchased	$ 2,227,455
Payable for fund shares redeemed	328,904
Accrued management fee	74,966
Distribution fees payable	43,013
Other affiliated payables	50,811
Other payables and accrued expenses	49,341
Collateral on securities loaned, at value	17,057,675
Total liabilities		19,832,165

Net Assets		$ 179,033,395
Net Assets consist of:
Paid in capital		$ 306,525,246
Undistributed net investment income		216,338
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,564,665)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(40,143,524)
Net Assets		$ 179,033,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($62,421,637 ÷ 6,633,039 shares)	$ 9.41

Maximum offering price per share (100/94.25 of $9.41)	$ 9.98
Class T: Net Asset Value and redemption price per share ($40,275,773 ÷ 4,275,614 shares)	$ 9.42

Maximum offering price per share (100/96.50 of $9.42)	$ 9.76
Class B: Net Asset Value and offering price per share ($7,933,066 ÷ 848,725 shares)A	$ 9.35

Class C: Net Asset Value and offering price per share ($13,226,057 ÷ 1,415,911 shares)A	$ 9.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($55,176,862 ÷ 5,835,403 shares)	$ 9.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 6,697,460
Interest		5
Income from Fidelity Central Funds		287,452
Total income		6,984,917

Expenses
Management fee	$ 985,349
Transfer agent fees	566,324
Distribution fees	630,829
Accounting and security lending fees	74,072
Custodian fees and expenses	25,469
Independent trustees' compensation	1,183
Registration fees	73,922
Audit	49,248
Legal	1,061
Miscellaneous	21,317
Total expenses before reductions	2,428,774
Expense reductions	(41,057)	2,387,717
Net investment income (loss)		4,597,200
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(79,846,185)
Foreign currency transactions	5,687
Total net realized gain (loss)		(79,840,498)
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,019,811)
Assets and liabilities in foreign currencies	(1,766)
Total change in net unrealized appreciation (depreciation)		(44,021,577)
Net gain (loss)		(123,862,075)
Net increase (decrease) in net assets resulting from operations		$ (119,264,875)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,597,200	$ 4,557,574
Net realized gain (loss)	(79,840,498)	(4,638,718)
Change in net unrealized appreciation (depreciation)	(44,021,577)	(14,457,064)
Net increase (decrease) in net assets resulting from operations	(119,264,875)	(14,538,208)
Distributions to shareholders from net investment income	(5,963,213)	(3,429,631)
Distributions to shareholders from net realized gain	(564,328)	(15,771,090)
Total distributions	(6,527,541)	(19,200,721)
Share transactions - net increase (decrease)	(1,196,796)	47,082,496
Total increase (decrease) in net assets	(126,989,212)	13,343,567

Net Assets
Beginning of period	306,022,607	292,679,040
End of period (including undistributed net investment income of $216,338 and undistributed net investment income of $776,465, respectively)	$ 179,033,395	$ 306,022,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 18.67	$ 20.34	$ 18.23	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.27	.30	.18	.29	.31
Net realized and unrealized gain (loss)	(6.86)	(1.24)	(.17)	2.85	5.52
Total from investment operations	(6.59)	(.94)	.01	3.14	5.83
Distributions from net investment income	(.36)	(.26)	(.18)	(.23)	(.29)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.39)	(1.34) G	(1.68)	(1.03)	(.82)
Net asset value, end of period	$ 9.41	$ 16.39	$ 18.67	$ 20.34	$ 18.23
Total Return A, B	(40.19)%	(5.66)%	(.65)%	18.32%	45.48%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.22%	1.25%	1.29%	1.31%
Expenses net of fee waivers, if any	1.25%	1.22%	1.25%	1.25%	1.28%
Expenses net of all reductions	1.25%	1.21%	1.25%	1.24%	1.25%
Net investment income (loss)	2.73%	1.71%	.81%	1.59%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,422	$ 109,442	$ 117,831	$ 85,000	$ 53,097
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.341 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 18.64	$ 20.31	$ 18.23	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.25	.26	.12	.24	.26
Net realized and unrealized gain (loss)	(6.87)	(1.24)	(.16)	2.84	5.53
Total from investment operations	(6.62)	(.98)	(.04)	3.08	5.79
Distributions from net investment income	(.33)	(.17)	(.13)	(.20)	(.24)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.36)	(1.26) G	(1.63)	(1.00)	(.77)
Net asset value, end of period	$ 9.42	$ 16.40	$ 18.64	$ 20.31	$ 18.23
Total Return A, B	(40.33)%	(5.88)%	(.89)%	17.98%	45.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.54%	1.47%	1.50%	1.55%	1.61%
Expenses net of fee waivers, if any	1.50%	1.47%	1.50%	1.50%	1.57%
Expenses net of all reductions	1.50%	1.47%	1.49%	1.49%	1.54%
Net investment income (loss)	2.48%	1.45%	.57%	1.34%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,276	$ 81,938	$ 100,621	$ 91,224	$ 66,303
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.258 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 18.51	$ 20.19	$ 18.16	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.20	.17	.01	.15	.18
Net realized and unrealized gain (loss)	(6.81)	(1.23)	(.16)	2.83	5.50
Total from investment operations	(6.61)	(1.06)	(.15)	2.98	5.68
Distributions from net investment income	(.27)	(.10)	(.05)	(.15)	(.17)
Distributions from net realized gain	(.03)	(1.09)	(1.48)	(.80)	(.53)
Total distributions	(.30)	(1.19) G	(1.53)	(.95)	(.70)
Net asset value, end of period	$ 9.35	$ 16.26	$ 18.51	$ 20.19	$ 18.16
Total Return A,B	(40.60)%	(6.37)%	(1.45)%	17.42%	44.31%
Ratios to Average Net Assets D, F
Expenses before reductions	2.04%	1.96%	2.02%	2.05%	2.10%
Expenses net of fee waivers, if any	2.00%	1.96%	2.00%	2.00%	2.07%
Expenses net of all reductions	2.00%	1.96%	2.00%	1.98%	2.03%
Net investment income (loss)	1.98%	.96%	.07%	.84%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,933	$ 16,879	$ 25,114	$ 27,397	$ 26,349
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.187 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 18.51	$ 20.21	$ 18.17	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.19	.17	.01	.15	.19
Net realized and unrealized gain (loss)	(6.81)	(1.23)	(.16)	2.84	5.50
Total from investment operations	(6.62)	(1.06)	(.15)	2.99	5.69
Distributions from net investment income	(.27)	(.11)	(.05)	(.15)	(.17)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.30)	(1.19) G	(1.55)	(.95)	(.70)
Net asset value, end of period	$ 9.34	$ 16.26	$ 18.51	$ 20.21	$ 18.17
Total Return A, B	(40.64)%	(6.35)%	(1.45)%	17.46%	44.38%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	1.96%	2.01%	2.05%	2.09%
Expenses net of fee waivers, if any	2.00%	1.96%	2.00%	2.00%	2.05%
Expenses net of all reductions	2.00%	1.96%	2.00%	1.98%	2.02%
Net investment income (loss)	1.98%	.96%	.06%	.84%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,226	$ 24,984	$ 36,854	$ 36,669	$ 29,410
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.191 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 18.80	$ 20.47	$ 18.33	$ 13.28
Income from Investment Operations
Net investment income (loss) B	.30	.34	.24	.35	.36
Net realized and unrealized gain (loss)	(6.90)	(1.23)	(.17)	2.85	5.56
Total from investment operations	(6.60)	(.89)	.07	3.20	5.92
Distributions from net investment income	(.38)	(.35)	(.24)	(.26)	(.34)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.41)	(1.44) F	(1.74)	(1.06)	(.87)
Net asset value, end of period	$ 9.46	$ 16.47	$ 18.80	$ 20.47	$ 18.33
Total Return A	(40.03)%	(5.39)%	(.37)%	18.61%	46.05%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	.95%	.98%	.94%	.91%
Expenses net of fee waivers, if any	1.00%	.95%	.98%	.94%	.91%
Expenses net of all reductions	1.00%	.95%	.97%	.92%	.88%
Net investment income (loss)	2.98%	1.97%	1.09%	1.90%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,177	$ 72,780	$ 12,259	$ 7,152	$ 4,162
Portfolio turnover rate D	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.437 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,700,352
Unrealized depreciation	(76,973,284)
Net unrealized appreciation (depreciation)	$ (65,272,932)

Undistributed ordinary income	$ 222,914
Capital loss carryforward	$ (15,429,654)

Cost for federal income tax purposes	$ 261,270,471

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 5,963,213	$ 3,429,631
Long-term Capital Gains	564,328	15,771,090
Total	$ 6,527,541	$ 19,200,721

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $178,680,082 and $175,450,713, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 163,209	$ 6,079
Class T	.25%	.25%	231,228	-
Class B	.75%	.25%	92,013	69,011
Class C	.75%	.25%	144,379	20,415
			$ 630,829	$ 95,505

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28,403
Class T	8,236
Class B*	22,522
Class C*	3,084
$ 62,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 209,735.32
Class T	156,248.34
Class B	31,446.34
Class C	45,819.32
Institutional Class	123,076.31
	$ 566,324

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,555 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $781 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $224,276.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 13,749
Class T	1.50%	17,366
Class B	2.00%	3,609
Class C	2.00%	2,115
Institutional Class	1.00%	2,917
		$ 39,756

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,301 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 2,373,225	$ 1,522,432
Class T	1,559,018	826,361
Class B	251,874	112,289
Class C	401,222	169,086
Institutional Class	1,377,874	799,463
Total	$ 5,963,213	$ 3,429,631
From net realized gain
Class A	$ 204,885	$ 6,384,487
Class T	150,062	5,512,568
Class B	31,214	1,322,405
Class C	46,271	1,826,579
Institutional Class	131,896	725,051
Total	$ 564,328	$ 15,771,090

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	3,043,573	3,084,736	$ 29,321,172	$ 53,959,357
Reinvestment of distributions	261,214	414,796	2,477,765	7,549,476
Shares redeemed	(3,348,691)	(3,133,970)	(29,451,189)	(55,521,726)
Net increase (decrease)	(43,904)	365,562	$ 2,347,748	$ 5,987,107
Class T
Shares sold	1,740,100	1,683,774	$ 16,246,028	$ 29,339,323
Reinvestment of distributions	166,425	335,605	1,591,698	6,128,515
Shares redeemed	(2,627,118)	(2,420,642)	(23,368,486)	(42,866,254)
Net increase (decrease)	(720,593)	(401,263)	$ (5,530,760)	$ (7,398,416)
Class B
Shares sold	136,838	196,548	$ 1,421,735	$ 3,413,355
Reinvestment of distributions	27,253	70,595	256,567	1,284,671
Shares redeemed	(353,148)	(586,018)	(3,397,456)	(10,346,901)
Net increase (decrease)	(189,057)	(318,875)	$ (1,719,154)	$ (5,648,875)
Class C
Shares sold	422,080	442,357	$ 4,270,150	$ 7,808,076
Reinvestment of distributions	43,425	97,814	402,486	1,779,201
Shares redeemed	(586,087)	(994,473)	(5,492,116)	(17,624,265)
Net increase (decrease)	(120,582)	(454,302)	$ (819,480)	$ (8,036,988)
Institutional Class
Shares sold	7,788,306	6,261,402	$ 62,314,949	$ 103,513,317
Reinvestment of distributions	54,679	48,936	559,339	883,388
Shares redeemed	(6,427,386)	(2,542,604)	(58,349,438)	(42,217,037)
Net increase (decrease)	1,415,599	3,767,734	$ 4,524,850	$ 62,179,668

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-
present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders.

	Class A	Class T	Class B	Class C
September 2008	1%	1%	2%	2%
December 2008 (Ex-Date 12/19/08)	2%	3%	3%	3%
December 2008 (Ex-Date 12/30/08)	2%	2%	2%	2%
March 2009	0%	0%	0%	0%
June 2009	0%	0%	0%	0%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class B	Class C
September 2008	2%	2%	3%	3%
December 2008 (Ex-Date 12/19/08)	4%	4%	5%	5%
December 2008 (Ex-Date 12/30/08)	4%	4%	4%	4%
March 2009	0%	0%	0%	0%
June 2009	0%	0%	0%	0%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

ARE-UANN-0909
1.789707.106

(Fidelity Investment logo)(registered trademark)
Fidelity ® Advisor

Real Estate
Fund - Institutional Class

Annual Report

July 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

We've seen a welcome uptick in the global equity markets this spring and summer, as signs of stabilization in some economic indicators have brought many investors back into the marketplace. But there remain other key measures - notably high unemployment and slack consumer spending - that suggest the road back to economic health could still be a bumpy ride. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2009	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-40.03%	-0.42%	4.65%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks - battered by the effects of a global credit crisis for most of the year - were aided by early signs of a healing economy during the final months of the year ending July 31, 2009. For roughly half of the 12-month period, equities were in free fall, as a succession of large financial institutions around the world either collapsed or were forced into mergers or government conservatorship, and harried investors relinquished riskier assets in a massive flight to quality. By March, however, as unprecedented government interventions around the world took root, signs of a potential recovery began to emerge: corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Against this improving backdrop, major equity indexes posted significant gains in March and April, which carried through to the end of the period. For the year overall, the Standard & Poor's 500SM Index declined 19.96%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 19.95%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 16.62% and the technology-heavy Nasdaq Composite® Index posted a 14.05% loss.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund: For the year ending July 31, 2009, the fund's Class A, Class T, Class B and Class C shares returned -40.19%, -40.33%, -40.60% and -40.64%, respectively (excluding sales charges), lagging the S&P 500® but beating the Dow Jones U.S. Select Real Estate Securities IndexSM, which returned -41.75%. The Macerich Co., a relatively highly leveraged mall company with significant retail exposure to Southern California and Arizona, was the fund's top individual contributor versus the Dow Jones index, benefiting from timely ownership. Its shares rebounded for a variety of reasons: nervous investors had overestimated Macerich's bankruptcy risk; the company improved its balance sheet; and some technical factors boosted the stock as well. Also helping performance was data center operator Digital Realty Trust - which benefited from favorable supply/demand fundamentals - being underweighted in poor-performing shopping center real estate investment trust (REIT) Kimco Realty and holding a modest stake in cash in an overall down market. The biggest negative was owning mall company General Growth Properties, which declared bankruptcy and which I no longer held at period end. Office REIT SL Green Realty and industrial REIT ProLogis also underperformed, hurt by their high debt loads.

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund: For the year ending July 31, 2009, the fund's Institutional Class shares returned -40.03%, lagging the S&P 500® but beating the Dow Jones U.S. Select Real Estate Securities IndexSM, which returned -41.75%. The Macerich Co., a relatively highly leveraged mall company with significant retail exposure to Southern California and Arizona, was the fund's top individual contributor versus the Dow Jones index, benefiting from timely ownership. Its shares rebounded for a variety of reasons: nervous investors had overestimated Macerich's bankruptcy risk; the company improved its balance sheet; and some technical factors boosted the stock as well. Also helping performance was data center operator Digital Realty Trust - which benefited from favorable supply/demand fundamentals - being underweighted in poor-performing shopping center real estate investment trust (REIT) Kimco Realty and holding a modest stake in cash in an overall down market. The biggest negative was owning mall company General Growth Properties, which declared bankruptcy and which I no longer held at period end. Office REIT SL Green Realty and industrial REIT ProLogis also underperformed, hurt by their high debt loads.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 to July 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During Period* February 1, 2009 to July 31, 2009
Class A	1.25%
Actual		$ 1,000.00	$ 1,211.40	$ 6.85
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.26
Class T	1.50%
Actual		$ 1,000.00	$ 1,209.70	$ 8.22
HypotheticalA		$ 1,000.00	$ 1,017.36	$ 7.50
Class B	2.00%
Actual		$ 1,000.00	$ 1,207.30	$ 10.95
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Class C	2.00%
Actual		$ 1,000.00	$ 1,206.20	$ 10.94
HypotheticalA		$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,213.20	$ 5.49
HypotheticalA		$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	9.0	7.3
Ventas, Inc.	6.3	6.4
Public Storage	4.8	6.5
ProLogis Trust	4.7	3.9
Digital Realty Trust, Inc.	3.9	4.4
Highwoods Properties, Inc. (SBI)	3.9	4.6
SL Green Realty Corp.	3.6	2.2
Vornado Realty Trust	3.5	6.5
HCP, Inc.	3.2	2.2
The Macerich Co.	3.2	0.4
	46.1
Top Five REIT Sectors as of July 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	17.8	17.4
REITs - Apartments	13.6	18.0
REITs - Malls	13.4	8.3
REITs - Industrial Buildings	13.0	11.0
REITs - Shopping Centers	11.4	14.3
Asset Allocation (% of fund's net assets)
As of July 31, 2009 *		As of January 31, 2009 **
	Stocks 96.2%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.6%	** Foreign investments	1.4%

Annual Report

Investments July 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 0.5%
Health Care Facilities - 0.5%
Capital Senior Living Corp. (a)	7,600	$ 37,392
Emeritus Corp. (a)	76,454	890,689
TOTAL HEALTH CARE FACILITIES		928,081
HOUSEHOLD DURABLES - 1.1%
Homebuilding - 1.1%
Centex Corp.	24,900	271,659
D.R. Horton, Inc.	13,800	159,942
Lennar Corp. Class A	17,100	202,464
M/I Homes, Inc.	16,400	215,332
Meritage Homes Corp. (a)	23,200	496,480
Pulte Homes, Inc.	43,600	495,732
TOTAL HOMEBUILDING		1,841,609
REAL ESTATE INVESTMENT TRUSTS - 91.3%
REITs - Apartments - 13.6%
Apartment Investment & Management Co. Class A	371,547	3,485,111
AvalonBay Communities, Inc.	51,131	2,975,824
Camden Property Trust (SBI)	181,200	5,347,212
Equity Residential (SBI)	176,400	4,233,600
Essex Property Trust, Inc.	31,300	2,034,813
Home Properties, Inc.	96,000	3,427,200
UDR, Inc.	274,200	2,865,390
TOTAL REITS - APARTMENTS		24,369,150
REITs - Factory Outlets - 0.6%
Tanger Factory Outlet Centers, Inc.	28,700	1,019,998
REITs - Health Care Facilities - 11.4%
HCP, Inc.	223,000	5,744,480
Healthcare Realty Trust, Inc.	144,809	2,810,743
Nationwide Health Properties, Inc.	12,300	356,946
Omega Healthcare Investors, Inc.	12,600	210,546
Ventas, Inc.	317,900	11,221,870
TOTAL REITS - HEALTH CARE FACILITIES		20,344,585
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Hotels - 6.2%
DiamondRock Hospitality Co.	570,460	$ 3,856,310
Host Hotels & Resorts, Inc.	303,694	2,757,542
Sunstone Hotel Investors, Inc.	814,066	4,526,207
TOTAL REITS - HOTELS		11,140,059
REITs - Industrial Buildings - 13.0%
Duke Realty LP	503,500	4,778,215
ProLogis Trust	959,123	8,430,691
Public Storage	118,518	8,600,851
U-Store-It Trust	288,600	1,399,710
TOTAL REITS - INDUSTRIAL BUILDINGS		23,209,467
REITs - Malls - 13.4%
CBL & Associates Properties, Inc. (c)	348,712	2,071,349
Simon Property Group, Inc.	290,169	16,168,216
The Macerich Co. (c)	290,409	5,712,345
TOTAL REITS - MALLS		23,951,910
REITs - Management/Investment - 3.9%
Digital Realty Trust, Inc. (c)	172,300	6,986,765
REITs - Office Buildings - 17.8%
Alexandria Real Estate Equities, Inc. (c)	117,800	4,489,358
Boston Properties, Inc.	96,900	5,126,010
Brandywine Realty Trust (SBI)	529,000	4,327,220
Corporate Office Properties Trust (SBI)	133,700	4,533,767
Highwoods Properties, Inc. (SBI)	271,200	6,945,432
SL Green Realty Corp.	252,900	6,519,762
TOTAL REITS - OFFICE BUILDINGS		31,941,549
REITs - Shopping Centers - 11.4%
Acadia Realty Trust (SBI)	175,600	2,405,720
Developers Diversified Realty Corp.	491,338	2,756,406
Inland Real Estate Corp.	204,598	1,509,933
Kimco Realty Corp.	91,490	900,262
Kite Realty Group Trust	205,700	658,240
Ramco-Gershenson Properties Trust (SBI)	32,820	298,334
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Regency Centers Corp.	177,800	$ 5,703,824
Vornado Realty Trust	123,254	6,288,419
TOTAL REITS - SHOPPING CENTERS		20,521,138
TOTAL REAL ESTATE INVESTMENT TRUSTS		163,484,621
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%
Real Estate Operating Companies - 1.6%
BR Malls Participacoes SA (a)	29,000	301,501
Brookfield Properties Corp.	268,900	2,543,796
TOTAL REAL ESTATE OPERATING COMPANIES		2,845,297
Real Estate Services - 1.7%
CB Richard Ellis Group, Inc. Class A (a)	280,323	3,055,521
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		5,900,818
TOTAL COMMON STOCKS (Cost $212,296,887)		172,155,129
Money Market Funds - 13.3%

Fidelity Cash Central Fund, 0.37% (d)	6,784,735	6,784,735
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(d)	17,057,675	17,057,675
TOTAL MONEY MARKET FUNDS (Cost $23,842,410)		23,842,410
TOTAL INVESTMENT PORTFOLIO - 109.5% (Cost $236,139,297)		195,997,539
NET OTHER ASSETS - (9.5)%		(16,964,144)
NET ASSETS - 100%		$ 179,033,395
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,176
Fidelity Securities Lending Cash Central Fund	224,276
Total	$ 287,452
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At July 31, 2009, the fund had a capital loss carryforward of approximately $15,429,654 all of which will expire on July 31, 2017.
The fund intends to elect to defer to its fiscal year ending July 31, 2010 approximately $47,012,174 of losses recognized during the period November 1, 2008 to July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2009

Assets
Investment in securities, at value (including securities loaned of $16,866,118) - See accompanying schedule: Unaffiliated issuers (cost $212,296,887)	$ 172,155,129
Fidelity Central Funds (cost $23,842,410)	23,842,410
Total Investments (cost $236,139,297)		$ 195,997,539
Cash		15
Foreign currency held at value (cost $21)		19
Receivable for investments sold		2,343,890
Receivable for fund shares sold		476,052
Dividends receivable		26,652
Distributions receivable from Fidelity Central Funds		17,437
Prepaid expenses		906
Receivable from investment adviser for expense reductions		3,050
Total assets		198,865,560

Liabilities
Payable for investments purchased	$ 2,227,455
Payable for fund shares redeemed	328,904
Accrued management fee	74,966
Distribution fees payable	43,013
Other affiliated payables	50,811
Other payables and accrued expenses	49,341
Collateral on securities loaned, at value	17,057,675
Total liabilities		19,832,165

Net Assets		$ 179,033,395
Net Assets consist of:
Paid in capital		$ 306,525,246
Undistributed net investment income		216,338
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,564,665)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(40,143,524)
Net Assets		$ 179,033,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2009

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($62,421,637 ÷ 6,633,039 shares)	$ 9.41

Maximum offering price per share (100/94.25 of $9.41)	$ 9.98
Class T: Net Asset Value and redemption price per share ($40,275,773 ÷ 4,275,614 shares)	$ 9.42

Maximum offering price per share (100/96.50 of $9.42)	$ 9.76
Class B: Net Asset Value and offering price per share ($7,933,066 ÷ 848,725 shares)A	$ 9.35

Class C: Net Asset Value and offering price per share ($13,226,057 ÷ 1,415,911 shares)A	$ 9.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($55,176,862 ÷ 5,835,403 shares)	$ 9.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2009

Investment Income
Dividends		$ 6,697,460
Interest		5
Income from Fidelity Central Funds		287,452
Total income		6,984,917

Expenses
Management fee	$ 985,349
Transfer agent fees	566,324
Distribution fees	630,829
Accounting and security lending fees	74,072
Custodian fees and expenses	25,469
Independent trustees' compensation	1,183
Registration fees	73,922
Audit	49,248
Legal	1,061
Miscellaneous	21,317
Total expenses before reductions	2,428,774
Expense reductions	(41,057)	2,387,717
Net investment income (loss)		4,597,200
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(79,846,185)
Foreign currency transactions	5,687
Total net realized gain (loss)		(79,840,498)
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,019,811)
Assets and liabilities in foreign currencies	(1,766)
Total change in net unrealized appreciation (depreciation)		(44,021,577)
Net gain (loss)		(123,862,075)
Net increase (decrease) in net assets resulting from operations		$ (119,264,875)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2009	Year ended July 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,597,200	$ 4,557,574
Net realized gain (loss)	(79,840,498)	(4,638,718)
Change in net unrealized appreciation (depreciation)	(44,021,577)	(14,457,064)
Net increase (decrease) in net assets resulting from operations	(119,264,875)	(14,538,208)
Distributions to shareholders from net investment income	(5,963,213)	(3,429,631)
Distributions to shareholders from net realized gain	(564,328)	(15,771,090)
Total distributions	(6,527,541)	(19,200,721)
Share transactions - net increase (decrease)	(1,196,796)	47,082,496
Total increase (decrease) in net assets	(126,989,212)	13,343,567

Net Assets
Beginning of period	306,022,607	292,679,040
End of period (including undistributed net investment income of $216,338 and undistributed net investment income of $776,465, respectively)	$ 179,033,395	$ 306,022,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 18.67	$ 20.34	$ 18.23	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.27	.30	.18	.29	.31
Net realized and unrealized gain (loss)	(6.86)	(1.24)	(.17)	2.85	5.52
Total from investment operations	(6.59)	(.94)	.01	3.14	5.83
Distributions from net investment income	(.36)	(.26)	(.18)	(.23)	(.29)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.39)	(1.34) G	(1.68)	(1.03)	(.82)
Net asset value, end of period	$ 9.41	$ 16.39	$ 18.67	$ 20.34	$ 18.23
Total Return A, B	(40.19)%	(5.66)%	(.65)%	18.32%	45.48%
Ratios to Average Net Assets D, F
Expenses before reductions	1.27%	1.22%	1.25%	1.29%	1.31%
Expenses net of fee waivers, if any	1.25%	1.22%	1.25%	1.25%	1.28%
Expenses net of all reductions	1.25%	1.21%	1.25%	1.24%	1.25%
Net investment income (loss)	2.73%	1.71%	.81%	1.59%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,422	$ 109,442	$ 117,831	$ 85,000	$ 53,097
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.341 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 18.64	$ 20.31	$ 18.23	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.25	.26	.12	.24	.26
Net realized and unrealized gain (loss)	(6.87)	(1.24)	(.16)	2.84	5.53
Total from investment operations	(6.62)	(.98)	(.04)	3.08	5.79
Distributions from net investment income	(.33)	(.17)	(.13)	(.20)	(.24)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.36)	(1.26) G	(1.63)	(1.00)	(.77)
Net asset value, end of period	$ 9.42	$ 16.40	$ 18.64	$ 20.31	$ 18.23
Total Return A, B	(40.33)%	(5.88)%	(.89)%	17.98%	45.12%
Ratios to Average Net Assets D, F
Expenses before reductions	1.54%	1.47%	1.50%	1.55%	1.61%
Expenses net of fee waivers, if any	1.50%	1.47%	1.50%	1.50%	1.57%
Expenses net of all reductions	1.50%	1.47%	1.49%	1.49%	1.54%
Net investment income (loss)	2.48%	1.45%	.57%	1.34%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,276	$ 81,938	$ 100,621	$ 91,224	$ 66,303
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.258 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 18.51	$ 20.19	$ 18.16	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.20	.17	.01	.15	.18
Net realized and unrealized gain (loss)	(6.81)	(1.23)	(.16)	2.83	5.50
Total from investment operations	(6.61)	(1.06)	(.15)	2.98	5.68
Distributions from net investment income	(.27)	(.10)	(.05)	(.15)	(.17)
Distributions from net realized gain	(.03)	(1.09)	(1.48)	(.80)	(.53)
Total distributions	(.30)	(1.19) G	(1.53)	(.95)	(.70)
Net asset value, end of period	$ 9.35	$ 16.26	$ 18.51	$ 20.19	$ 18.16
Total Return A,B	(40.60)%	(6.37)%	(1.45)%	17.42%	44.31%
Ratios to Average Net Assets D, F
Expenses before reductions	2.04%	1.96%	2.02%	2.05%	2.10%
Expenses net of fee waivers, if any	2.00%	1.96%	2.00%	2.00%	2.07%
Expenses net of all reductions	2.00%	1.96%	2.00%	1.98%	2.03%
Net investment income (loss)	1.98%	.96%	.07%	.84%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,933	$ 16,879	$ 25,114	$ 27,397	$ 26,349
Portfolio turnover rate E	98%	86%	84%	65%	62%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.187 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 18.51	$ 20.21	$ 18.17	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.19	.17	.01	.15	.19
Net realized and unrealized gain (loss)	(6.81)	(1.23)	(.16)	2.84	5.50
Total from investment operations	(6.62)	(1.06)	(.15)	2.99	5.69
Distributions from net investment income	(.27)	(.11)	(.05)	(.15)	(.17)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.30)	(1.19) G	(1.55)	(.95)	(.70)
Net asset value, end of period	$ 9.34	$ 16.26	$ 18.51	$ 20.21	$ 18.17
Total Return A, B	(40.64)%	(6.35)%	(1.45)%	17.46%	44.38%
Ratios to Average Net Assets D, F
Expenses before reductions	2.01%	1.96%	2.01%	2.05%	2.09%
Expenses net of fee waivers, if any	2.00%	1.96%	2.00%	2.00%	2.05%
Expenses net of all reductions	2.00%	1.96%	2.00%	1.98%	2.02%
Net investment income (loss)	1.98%	.96%	.06%	.84%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,226	$ 24,984	$ 36,854	$ 36,669	$ 29,410
Portfolio turnover rate E	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.191 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 16.47	$ 18.80	$ 20.47	$ 18.33	$ 13.28
Income from Investment Operations
Net investment income (loss) B	.30	.34	.24	.35	.36
Net realized and unrealized gain (loss)	(6.90)	(1.23)	(.17)	2.85	5.56
Total from investment operations	(6.60)	(.89)	.07	3.20	5.92
Distributions from net investment income	(.38)	(.35)	(.24)	(.26)	(.34)
Distributions from net realized gain	(.03)	(1.09)	(1.50)	(.80)	(.53)
Total distributions	(.41)	(1.44) F	(1.74)	(1.06)	(.87)
Net asset value, end of period	$ 9.46	$ 16.47	$ 18.80	$ 20.47	$ 18.33
Total Return A	(40.03)%	(5.39)%	(.37)%	18.61%	46.05%
Ratios to Average Net Assets C, E
Expenses before reductions	1.01%	.95%	.98%	.94%	.91%
Expenses net of fee waivers, if any	1.00%	.95%	.98%	.94%	.91%
Expenses net of all reductions	1.00%	.95%	.97%	.92%	.88%
Net investment income (loss)	2.98%	1.97%	1.09%	1.90%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,177	$ 72,780	$ 12,259	$ 7,152	$ 4,162
Portfolio turnover rate D	98%	86%	84%	65%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.437 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2009

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, September 28, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of July 31, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,700,352
Unrealized depreciation	(76,973,284)
Net unrealized appreciation (depreciation)	$ (65,272,932)

Undistributed ordinary income	$ 222,914
Capital loss carryforward	$ (15,429,654)

Cost for federal income tax purposes	$ 261,270,471

The tax character of distributions paid was as follows:

	July 31, 2009	July 31, 2008
Ordinary Income	$ 5,963,213	$ 3,429,631
Long-term Capital Gains	564,328	15,771,090
Total	$ 6,527,541	$ 19,200,721

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4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $178,680,082 and $175,450,713, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 163,209	$ 6,079
Class T	.25%	.25%	231,228	-
Class B	.75%	.25%	92,013	69,011
Class C	.75%	.25%	144,379	20,415
			$ 630,829	$ 95,505

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28,403
Class T	8,236
Class B*	22,522
Class C*	3,084
$ 62,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 209,735.32
Class T	156,248.34
Class B	31,446.34
Class C	45,819.32
Institutional Class	123,076.31
	$ 566,324

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,555 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $781 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $224,276.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 13,749
Class T	1.50%	17,366
Class B	2.00%	3,609
Class C	2.00%	2,115
Institutional Class	1.00%	2,917
		$ 39,756

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,301 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2009	2008
From net investment income
Class A	$ 2,373,225	$ 1,522,432
Class T	1,559,018	826,361
Class B	251,874	112,289
Class C	401,222	169,086
Institutional Class	1,377,874	799,463
Total	$ 5,963,213	$ 3,429,631
From net realized gain
Class A	$ 204,885	$ 6,384,487
Class T	150,062	5,512,568
Class B	31,214	1,322,405
Class C	46,271	1,826,579
Institutional Class	131,896	725,051
Total	$ 564,328	$ 15,771,090

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2009	2008	2009	2008
Class A
Shares sold	3,043,573	3,084,736	$ 29,321,172	$ 53,959,357
Reinvestment of distributions	261,214	414,796	2,477,765	7,549,476
Shares redeemed	(3,348,691)	(3,133,970)	(29,451,189)	(55,521,726)
Net increase (decrease)	(43,904)	365,562	$ 2,347,748	$ 5,987,107
Class T
Shares sold	1,740,100	1,683,774	$ 16,246,028	$ 29,339,323
Reinvestment of distributions	166,425	335,605	1,591,698	6,128,515
Shares redeemed	(2,627,118)	(2,420,642)	(23,368,486)	(42,866,254)
Net increase (decrease)	(720,593)	(401,263)	$ (5,530,760)	$ (7,398,416)
Class B
Shares sold	136,838	196,548	$ 1,421,735	$ 3,413,355
Reinvestment of distributions	27,253	70,595	256,567	1,284,671
Shares redeemed	(353,148)	(586,018)	(3,397,456)	(10,346,901)
Net increase (decrease)	(189,057)	(318,875)	$ (1,719,154)	$ (5,648,875)
Class C
Shares sold	422,080	442,357	$ 4,270,150	$ 7,808,076
Reinvestment of distributions	43,425	97,814	402,486	1,779,201
Shares redeemed	(586,087)	(994,473)	(5,492,116)	(17,624,265)
Net increase (decrease)	(120,582)	(454,302)	$ (819,480)	$ (8,036,988)
Institutional Class
Shares sold	7,788,306	6,261,402	$ 62,314,949	$ 103,513,317
Reinvestment of distributions	54,679	48,936	559,339	883,388
Shares redeemed	(6,427,386)	(2,542,604)	(58,349,438)	(42,217,037)
Net increase (decrease)	1,415,599	3,767,734	$ 4,524,850	$ 62,179,668

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 28, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Johnson oversees 262 funds advised by FMR or an affiliate. Mr. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1980

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (37)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-
present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders.

September 2008	1%
December 2008 (Ex-Date 12/19/08)	2%
December 2008 (Ex-Date 12/30/08)	2%
March 2009	0%
June 2009	0%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

September 2008	2%
December 2008 (Ex-Date 12/19/08)	4%
December 2008 (Ex-Date 12/30/08)	4%
March 2009	0%
June 2009	0%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Class A through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2008 and the total expenses of Class T ranked above its competitive median for 2008. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AREI-UANN-0909
1.789708.106

Item 2. Code of Ethics

As of the end of the period, July 31, 2009, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$37,000	$-	$4,500	$-
Fidelity Advisor Communications Equipment Fund	$37,000	$-	$4,500	$-
Fidelity Advisor Consumer Discretionary Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Electronics Fund	$35,000	$-	$4,500	$-
Fidelity Advisor Energy Fund	$36,000	$-	$6,600	$-
Fidelity Advisor Financial Services Fund	$37,000	$-	$8,000	$-
Fidelity Advisor Health Care Fund	$37,000	$-	$5,600	$-
Fidelity Advisor Industrials Fund	$36,000	$-	$5,600	$-
Fidelity Advisor Real Estate Fund	$38,000	$-	$5,600	$-
Fidelity Advisor Technology Fund	$38,000	$-	$5,600	$-
Fidelity Advisor Utilities Fund	$35,000	$-	$5,600	$-

July 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$34,000	$-	$4,500	$-
Fidelity Advisor Communications Equipment Fund	$35,000	$-	$4,500	$-
Fidelity Advisor Consumer Discretionary Fund	$34,000	$-	$5,600	$-
Fidelity Advisor Electronics Fund	$34,000	$-	$4,500	$-
Fidelity Advisor Energy Fund	$37,000	$-	$5,600	$-
Fidelity Advisor Financial Services Fund	$36,000	$-	$5,600	$-
Fidelity Advisor Health Care Fund	$36,000	$-	$5,600	$-
Fidelity Advisor Industrials Fund	$35,000	$-	$5,600	$-
Fidelity Advisor Real Estate Fund	$37,000	$-	$5,600	$-
Fidelity Advisor Technology Fund	$37,000	$-	$5,600	$-
Fidelity Advisor Utilities Fund	$34,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2009A	July 31, 2008A
Audit-Related Fees	$815,000	$410,000
Tax Fees	$2,000	$-
All Other Fees	$405,000	$470,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2009 A	July 31, 2008 A
Deloitte Entities	$1,395,000	$1,130,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	October 7, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	October 7, 2009